UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-03459

                               Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

                           Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

                          Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Penn Mutual

Semi-Annual Reports
June 30, 2019

Penn Mutual Variable Products

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for the Funds available under your variable annuity or variable life insurance contract will no longer be sent by mail unless you specifically request paper copies of the reports from The Penn Mutual Life Insurance Company or The Penn Insurance and Annuity Company, as applicable, or your financial intermediary. Instead, the reports will be made available on our website at www.pennmutual.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper and free of charge. You can contact us at (800) 523-0650 or contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds available under your insurance contract.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks, despite a sharp pullback in May, recorded strong gains during the first half of 2019 while reaching record highs and ending with their best start to a year in over two decades. Inflation measures in the U.S. remained below the Federal Reserve’s (Fed) 2% target despite the record-long economic expansion and near record-low unemployment. Consumer spending increased after a slow start to the year with balance sheets strengthening. First quarter Gross Domestic Product (GDP) showed a better than expected 3.1 percent rate of growth as consumer sentiment remained elevated, supported by a strong employment environment. Amid the growing uncertainties surrounding the escalation in trade and tariff tensions, second quarter GDP growth slowed along with consumer confidence levels. From a sector perspective, Technology and Consumer Discretionary had the strongest returns whereas Health Care, Energy and Utilities experienced relatively weaker returns during the first half of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 18.66 percent during the six-month period ending June 30.

On a relative basis, mid capitalization stocks provided higher returns than small and large capitalization stocks during the six-month period. Mid capitalization stocks, as measured by the Russell Midcap Index, returned 21.35 percent, while small capitalization stocks, as measured by the Russell 2000 Index, returned 16.98 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 18.84 percent. From a style perspective, growth stocks outperformed value stocks in all market capitalizations, with the widest disparity being in the mid capitalization space. For instance, mid capitalization growth stocks, as measured by the Russell Midcap Growth Index, returned 26.08 percent while mid capitalization value stocks, as measured by the Russell Midcap Value Index, returned 18.02 percent. Much of the outperformance within growth stocks can be attributed to the strong performance of the Technology, Consumer Discretionary and Industrials sectors.

International markets, while registering strong positive returns, underperformed domestic equity markets during the first six months of the year with emerging market stocks posting a 10.58 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returning 14.03 percent, as measured by the MSCI EAFE Index. Despite the fact that the Fed and European Central Bank (ECB) have signaled they would take measures to combat slowing economic growth and address the risks associated with ongoing trade tensions, political and geopolitical risks have increased.

Investment-grade fixed income securities and high yield bonds posted strong results during the six-month period with the Fed’s dovish stance supporting prices. Treasury yields moved lower in response to persistent low inflation and disappointing global economic conditions. The 10-Year Treasury yield closed the second quarter at 2.00 percent, the lowest level since the fall of 2016. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned 6.11 percent and the Credit Suisse High Yield Bond Index returned a solid 9.95 percent. The Federal Open Market Committee (FOMC) met several times during the first half of the year and dropped the word “patient” from their statement describing its policy. The Fed also confirmed market expectations for an interest rate cut during the July FOMC meeting by noting in their June post-meeting statement that they “will act as appropriate to sustain the expansion.”

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 3.34% for the six-month period ending June 30, 2019, compared to 2.71% for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index, for the same period.

The Fund finished in the top 40% among actively managed short duration fixed income funds as measured by Morningstar during the first six months of 2019.

Financial markets responded favorably to the Federal Reserve’s shift towards easier monetary policy. Fixed income spread sectors registered strong results despite a temporary setback in May when escalating U.S./China trade tensions weighed on valuations.

Short-term Treasury yields moved in response to persistent low inflation and weakening global growth prospects. Fixed income markets are pricing in multiple rate cuts by year-end with the first cut expected at the July Federal Open Market Committee (FOMC) meeting.

We are remaining opportunistic with duration and yield curve management in light of the Fed’s recent U-turn in monetary policy and signs of weaker economic conditions outside of the United States. Strategy holdings remain diversified across corporate and structured securities with overweight positioning to securitized airline debt, highly rated collateralized loan obligations (CLOs) and floating-rate bank hybrid securities.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Corporate Bonds	59.2%

Asset Backed Securities	18.0%

Commercial Mortgage Backed Securities	14.9%

U.S. Treasury Obligation	4.0%

Municipal Bonds	3.3%

Agency Obligations	0.6%

Residential Mortgage Backed Securities	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Quality Bond Fund

The Penn Series Quality Bond Fund returned 6.75% for the six-month period ending June 30, 2019, compared to 6.11% for its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same time period.

The Fund finished in the top quartile among actively managed intermediate duration core bond funds as measured by Morningstar during the first half of 2019.

Despite short-lived weakness in May as trade talks with China broke down, spread sectors outperformed strongly since year-end. Treasury yields moved lower during the period in response to weakening global growth and persistent low inflation. Strong demand from foreign investors facing growing amounts of negative yielding sovereign debt also boosted valuations. The 10-year Treasury yield closed June at 2.0%, the lowest monthly close since President Trump’s election victory in 2016.

The June Federal Open Market Committee (FOMC) meeting confirmed the Federal Reserve’s dovish U-turn and will help extend the record-long economic expansion. Active duration and yield curve management will provide opportunities for outperformance as interest rate volatility remains elevated during this period of global economic and political uncertainty.

Fund performance during the first six months of 2019 benefitted from spread sector outperformance and yield curve positioning, while Treasury Inflation Protected securities (TIPs) underperformed. We are remaining opportunistic with sector allocations with recent focus on structured securities, which have lagged the rebound in corporate credit this year. High quality securitized products, including collateralized loan obligations (CLO) and multi-family property commercial mortgage-backed securities (CMBS), offer attractive relative value versus corporate credit.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Corporate Bonds	57.1%

Commercial Mortgage Backed Securities	16.3%

Asset Backed Securities	10.6%

Municipal Bonds	4.8%

Residential Mortgage Backed Securities	8.6%

U.S. Treasury Obligation	2.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 10.33% for the six-month period ending June 30, 2019, compared to the 9.95% return for its benchmark, the CSFB High Yield Bond Index for the same time period.

The first half of 2019 was a very strong period for high yield credit and risk markets in general. Rebounding off a weak fourth quarter in 2018, the reversal in psychology was largely driven by an abrupt change in Federal Reserve posture with respect to its interest rate trajectory and its balance sheet holdings of Treasuries and mortgages. 10-year Treasury rates declined about 70 basis points during the first six months of the year in response, and about 120 basis points from mid-November. The other overhang in the market, the China/U.S. trade dispute, also eased as President Trump signaled progress and tariff hikes were put on hold. These factors led to a very strong rally across equities, emerging markets, and fixed income. The high yield market registered an approximate 10% gain in the first half, among the strongest start to a calendar year on record. Leveraged loans lagged high yield bonds by over 400 basis points as lower interest rate expectations caused outflows from the asset class.

The CSFB High Bond Yield Index returned 9.95% during the six months ending June 30, 2019, led by a 4.46% return in January alone. Performance was relatively even across credit quality although BB’s outperformed lower rated credit on a risk adjusted basis. During the period, the Fund outperformed its benchmark by 38 basis points due primarily to sector and security selection. New issuance finally re-emerged and presented opportunities to add credit during the second quarter.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

BBB/BB Rated & Above	26.9%

BB Rated	25.1%

BB/B Rated	24.8%

B Rated	9.4%

B/CCC Rated	8.1%

Not Rated	0.7%

Loan Agreements	5.0%

Equity Securities	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 17.35% for the six-month period ending June 30, 2019, compared to the 18.54% return of its benchmark, the S&P 500 Index for the same time period.

The portfolio posted a positive return for the six-month period ended June 30, 2019; and while it lagged its all-equity S&P 500 Index benchmark, it outperformed peers, ranking in the top decile of its Morningstar and Lipper peer groups, respectively. The portfolio’s equity holdings turned in a strong positive return during the period, outperforming its S&P 500 Index benchmark. The portfolio’s fixed income securities posted a positive return, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Stocks surged during the six-month period ended June 30, 2019, as the market rebounded from its late-December 2018 lows. Equities were lifted early in the period by fourth-quarter corporate earnings reports that were generally better than expected. Another tailwind during the period was that the Federal Reserve (Fed) turned dovish and stopped raising short-term interest rates. Expectations grew throughout the year-to-date period that the Fed would actually reduce short-term rates in response to slowing economic growth. Despite a sharp pullback in May stemming from increased trade tensions between the U.S. and some of its key trading partners, equities were buoyed late in the period by hopes that U.S. and China would draw closer to reaching a trade deal at the G-20 summit at the end of June.

Overall, we remain cautious on U.S. equity markets as we are concerned about full valuations late in the economic cycle, which could leave stocks particularly vulnerable to fading economic and earnings growth, as well as geopolitical risks. Our overall equity weight largely remained the same during the quarter. We purchased shares in the health care and materials sectors. We also sold holdings in the energy and financials sectors.

Our overall fixed income weight modestly increased compared with the beginning of the year. Our allocation to high yield increased, as we identified select issues that offer attractive return/risk characteristics even though credit spreads are relatively tight.

Within equities, the health care sector drove relative outperformance due to stock selection. Shares of Danaher benefited from news in February that it will buy GE’s biopharma business, which sells supplies and equipment for developing and producing biologic drugs, for $21 billion. The industrials and business services sector also aided relative returns due to stock selection. Shares of Roper Technologies gained as the company benefited from a combination of solid revenue growth and new management’s decision to re-segment its businesses, which provides greater transparency for investors. Security selection in the communication services sector weighed on performance; however, an underweight position helped to more than offset the detraction. Shares of Alphabet sold off due to a deceleration in revenue that management attributed to changes to its search-advertising platform, as well as from news that the U.S. Department of Justice established jurisdiction over any potential antitrust investigations involving Alphabet, suggesting the likelihood of such an investigation is increasing. There were no sectors that detracted from relative performance during the six-month period.

Given the extended valuations and our position late in the current economic cycle, stocks are particularly vulnerable to fading growth and geopolitical and monetary policy risks. In the face of these headwinds, we continue to position the portfolio conservatively. Considering our cautious view, we remain focused on identifying high-quality businesses with strong fundamentals that we believe can deliver solid earnings and the potential for growth across a variety of market environments.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Consumer, Non-cyclical	23.4%

Industrial	16.9%

Communications	13.5%

Financial	13.2%

Technology	12.4%

Utilities	9.6%

Consumer, Cyclical	6.2%

Government	3.6%

Energy	0.7%

Asset Backed Securities	0.3%

Basic Materials	0.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Balanced Fund

The Penn Series Balanced Fund returned 13.52% for the six-month period ending June 30, 2019, compared to its benchmarks, the S&P 500 Index’s return of 18.54% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.11% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the six-month period. The Fund’s fixed income allocation outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same period.

The Penn Series Quality Bond Fund’s yield curve positioning and exposure in structured products contributed positively to the performance. High yield bonds performed well during the period.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/19

Index 500	60.0%

Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 20.15% for the six-month period ending June 30, 2019, compared to the 21.49% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The portfolio delivered positive returns for the six months ended June 30, 2019; however, it underperformed the benchmark Russell 1000 Growth Index. Sector allocation was the primary driver of relative underperformance. Financials, health care, and materials were the leading detractors; while industrials and business services and consumer discretionary contributed to relative returns.

Major U.S. stock indexes ended the first half of 2019 near record highs, due in part to the Federal Reserve’s (Fed) more cautious monetary policy stance. Developments in the long-simmering trade dispute between the U.S. and China sparked market volatility throughout the period. Most notably, stocks dipped in May due to heightened trade tensions between the two countries. However, at period-end, investors appeared hopeful for at least a short-term trade truce amid continued negotiations, boosting equities. As measured by various Russell indexes, growth stocks surpassed value across all market capitalizations.

The financials sector was by far the largest relative detractor, due primarily to stock choices. Indications by the Fed of its willingness to cut rates, industry pricing pressure, and declining client cash balances as investors chase rising equity markets weighed on TD Ameritrade shares.

The portfolio’s overweight position in health care also weighed on relative performance.

Security selection in materials hindered relative returns, driven by shares of DuPont de Nemours.

Conversely, stock selection in industrials and business services contributed to relative performance. Broad organic revenue growth across segments, along with better-than-expected margin expansion and free cash flow generation, drove shares of Roper higher over the past six months.

Consumer discretionary also aided relative results, due to stock choices such as Ferrari and Dollarama. Shares of Dollarama gained after reporting better-than-expected topline growth, driven by an increase in average basket size and number of transactions. We believe Dollarama has a unique and durable business model with attractive margins and a solid runway for growth.

Positive economic growth, low inflation, and accommodative monetary policies are likely to support financial asset prices in the second half of 2019, although much depends on a resolution of the U.S.-China trade dispute. While the consensus earnings forecast is for a reacceleration in corporate earnings growth later in the year, this will depend on improving economic conditions, particularly outside the U.S. However, the global economic outlook remains subdued as most developed economies are growing below their potential and trade tensions are corroding business confidence and capital spending.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Communications	31.7%

Consumer, Non-cyclical	18.8%

Technology	18.0%

Financial	10.9%

Consumer, Cyclical	8.9%

Industrial	8.5%

Utilities	1.9%

Basic Materials	0.9%

Energy	0.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 24.19% for the six-month period ending June 30, 2019, compared to the 21.49% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the U.S. and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (Fed) to adopt a more dovish policy stance during the first half of 2019, which resulted in a sharp decline in long-term interest rates during the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit and to hold out the possibility of further lowering rates and resuming asset purchases.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the U.S. and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom, caused by a lack of consensus on the best path toward Brexit, a fractious Eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to have been nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Stock selection in both the health care and consumer discretionary sectors contributed to performance relative to the Russell 1000 Growth Index during the reporting period. Within the health care sector, not holding shares of pharmaceutical company Abbvie and health insurance and Medicare/Medicaid provider UnitedHealth Group, an overweight position in precision instruments manufacturer Mettler-Toledo International and holding shares of healthcare equipment manufacturer Danaher, benefited relative results. Within the consumer discretionary sector, holding shares of luxury goods company LVMH (France) and sportswear and sports equipment manufacturer Adidas (Germany) also lifted relative returns.

Stocks in other sectors that further benefited relative returns included holding shares of global alternative asset manager Blackstone Group and overweight positions in credit rating agency Moody’s, risk management and human capital consulting services provider Aon and IT servicing firm Accenture.

Security selection and, to a lesser extent, an underweight position in the information technology sector was a primary factor detracting from relative performance during the reporting period. Within this sector, the Fund’s overweight position in IT consulting and technology services provider Cognizant Technology Solutions, underweight positions in computer and personal electronics maker Apple and software giant Microsoft and holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) weakened relative results.

Stock selection in the communication services sector also weighed on relative performance. Not holding shares of social media company Facebook and internet TV show and movie subscription services provider Netflix, as well as overweighting shares of technology company Alphabet, dampened relative returns. Elsewhere, not holding a position in internet retailer Amazon.com, and holding shares of household products manufacturer Reckitt Benckiser (United Kingdom) and international betting and gaming company Flutter Entertainment (Ireland), held back relative results.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Consumer, Non-cyclical	24.2%

Technology	23.6%

Consumer, Cyclical	13.3%

Financial	12.7%

Industrial	11.4%

Communications	9.8%

Basic Materials	4.9%

Energy	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 27.27% for the six-month period ending June 30, 2019, compared to the 21.49% return for its benchmark, the Russell 1000 Growth Index for the same time period.

U.S. stocks appreciated strongly in the six-month period. The first half of 2019 saw sustained, albeit slower, expansion in the U.S. economy, dovish central bank rhetoric, generally better-than-expected corporate earnings and ongoing geopolitical uncertainty. Fitful trade negotiations between the U.S. and China had yet to yield a deal. But, following a period of escalating tensions, the two sides agreed to withhold further tariff increases for the time being. Stock prices rallied sharply at the end of the period as markets grew more convinced that the U.S. Federal Reserve would enact monetary easing to offset the economy’s loss of momentum.

Within the Russell 1000 Growth Index, all but one sector posted double-digit returns in the period, led by the information technology sector. The health care sector had the smallest gain.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index this reporting period due to favorable stock selection, while sector allocation had a small negative impact on relative performance.

Our stock selection in the consumer discretionary sector contributed the most to relative outperformance. Both stock selection and, to a lesser extent, an underweight allocation in the health care sector added value. Our selections in information technology and industrials stocks also outperformed, although an underweight to the former sector and an overweight to the latter sector tempered the relative gains. Stock selection in the communication services sector detracted, but the Fund’s overweight allocation in the sector was beneficial and partially offset the relative drag.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very little turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Fund’s largest sector weights were in information technology, communication services and consumer discretionary. The

Fund had no exposure to the energy and real estate sectors. Neither the Fund nor the Index have exposure to the utilities sector.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Communications	27.0%

Technology	26.1%

Consumer, Non-cyclical	25.1%

Industrial	8.6%

Consumer, Cyclical	7.8%

Basic Materials	5.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 13.96% for the six-month period ending June 30, 2019, compared to the 16.24% return for its benchmark, the Russell 1000 Value Index for the same time period.

U.S. equities recorded impressive gains during the six-month period ended June 30, 2019. Although volatility continued to plague markets, as concerns over trade tensions and a slowing global economy persisted, investors and the markets were buoyed when the U.S. Federal Reserve (Fed) retreated from its plans for future rate increases. Investors continued to ride an emotional rollercoaster however, as U.S.-China trade talks continued and rhetoric regarding escalating tariffs increased. Investors were assuaged by comments from Fed Chair Jerome Powell, who held out the possibility of a rate cut should the economic outlook worsen. In the U.S. growth stocks slightly outperformed value stocks and large-cap companies outperformed small-cap names.

For the six-month period ending June 30, 2019, the portfolio rose in absolute terms but underperformed its benchmark, the Russell 1000 Value Index. Stock selection in healthcare detracted, while selection in consumer discretionary contributed. The portfolio’s cash balance detracted, while an overweight to industrials contributed.

Healthcare provider Cigna detracted on concerns around the future profitability of its recently acquired Express Scripts pharmacy benefit management (PBM) business. Biotechnology company Biogen detracted after announcing that Phase 3 trials for its Alzheimer’s treatment would be discontinued. Shares of retail pharmacy chain Walgreens Boots Alliance detracted amid concerns over the impact of prescription drug price transparency and price pressure associated with retail pharmacies.

Shares of homebuilder D.R. Horton contributed in the period amid improved sentiment on housing, as the 10-year rate rallied significantly. Altra Industrial Motion, which manufactures power transmission and motion control products used in a variety of industrial applications, contributed on stronger-than-expected financial results. Celgene, a pharmaceutical company which develops drugs and treatments for cancer and inflammatory diseases, contributed after Bristol-Myers Squibb announced its intention to acquire it.

The boost from last year’s tax cuts has largely dissipated, but incoming data continue to support a generally healthy

U.S. economy. However, the ongoing trade conflict between the U.S. and China, with threat of conflict between the U.S. and other trading partners, such as Mexico, has generated significant uncertainty, which may contribute to capital expenditure deferment, lower consumer confidence and, ultimately, a slowing economy. The drop in long-term interest rates and yield-curve inversion signal caution. After a decade of solid equity market performance, and amid signs of slowing global economic growth, the market has been eyeing the trade conflict warily, with an expectation that the Fed will cut the fed funds rate this year. Late cycle, the equity markets will remain sensitive to any new developments in the Fed’s economic outlook and management of the economic cycle, the ongoing global trade disputes and the U.S. political landscape approaching the 2020 U.S. elections. We do not forecast but evaluate. At the company level, we are always watching for signs of demand changing precipitately. In terms of late-cycle dynamics, we rigorously evaluate companies’ abilities to manage cost pressures such as labor. We seek to own attractively valued companies that are good businesses and exhibit signs of improving success. Our portfolio’s holdings have attractive fundamentals that are consistent with our philosophy — high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Financial	29.6%

Communications	16.7%

Consumer, Non-cyclical	16.0%

Industrial	14.7%

Consumer, Cyclical	11.0%

Energy	10.5%

Technology	1.1%

Basic Materials	0.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Large Core Value Fund

The Penn Series Large Core Value Fund returned 19.07% for the six-month period ending June 30, 2019, compared to the 16.24% return for its benchmark, the Russell 1000 Value Index for the same time period.

The Fund’s outperformance versus the Index was driven by strong stock selection results, while sector allocation results were modestly additive during the period. All 11 broad economic sectors posted double-digit gains during the period, with the strongest performance coming from the industrials, information technology, and real estate sectors.

Following a challenged end to calendar year 2018, where stocks broadly registered double-digit losses during the fourth quarter 2018, stocks rebounded in the first half of 2019, most notably during the first quarter 2019, producing double-digit gains over the six-month period.

The U.S. Federal Reserve Bank (Fed) played a key role in stocks’ advance during the period. Equities moved sharply higher after Fed Chairman Jerome Powell in January signaled a slower pace for interest rate hikes, a sharp departure from the Fed’s previous multi-year program of gradual rate increases. At its March meeting, the Fed left interest rates unchanged and predicted no rate increases for the rest of 2019, which was well-received by investors. The Fed held interest rates steady in the second quarter despite pressure from the Trump administration for a rate cut, but the Fed held out the possibility of lower rates if economic indicators weaken further.

Key economic indicators were mixed during the period. While the nation’s unemployment rate remained at multi-year lows, job creation decelerated sharply in May. Other indicators such as auto sales, construction spending and manufacturing also weakened in the period. Ongoing uncertainty related to Brexit and U.S. trade tensions with China were present throughout the period.

The broader S&P 500 Index rose 18.54% during the period. Overseas, the MSCI EAFE Index of mostly European stocks returned 14.03%, while the MSCI Emerging Markets Index advanced 10.58%. Large-cap stocks generally outperformed their small-cap counterparts in the period. In terms of investing style in the large-cap equity space, growth stocks topped value stocks.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Financial	27.0%

Consumer, Non-cyclical	23.5%

Industrial	11.5%

Energy	8.8%

Communications	8.2%

Consumer, Cyclical	6.8%

Utilities	6.8%

Technology	5.1%

Basic Materials	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Index 500 Fund

The Penn Series Index 500 Fund returned 18.39% for the six-month period ending June 30, 2019, compared to the 18.54% return for its benchmark, the S&P 500 Index for the same time period.

The investment objective of the Penn Series Index 500 Fund, is to seek a total return which correspond to that of the S&P 500 Index. The Fund’s benchmark index is the S&P 500 Index.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

For the first quarter of 2019, the prospect of easing monetary conditions helped the Index to finish the quarter with a gain of 13.5%. All S&P 500 equity sectors delivered firmly positive gains. Five sectors posted returns in excess of 15% and the only sectors that failed to capture double digit advances were financials (+8.4%) and health care (+6.5%). April marked another solid month for growth assets as investor’s embraced optimism about trade policy between the United States and China, and earnings results continued to outpace analyst estimates. The Index closed the month at a new all-time high. In the month of May, the Federal Reserve (Fed) pushed back on market expectations for interest rate cuts by suggesting that recent low levels of inflation were likely transitory. From there, trade conflict between the United States and the rest of the world took center stage; battering equity markets while flattering bonds. In June, liquidity-driven returned to market and Index reached its all-time high.

The Fund used Futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted 0.3 basis points from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Microsoft Corporation, Apple Inc. and Amazon.com, Inc. The top negative contributors to the Fund’s performance during the reporting period were AbbVie, Inc., CVS Health Corporation and Cigna Corporation.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Consumer, Non-cyclical	22.0%

Financial	17.9%

Technology	16.7%

Communications	15.0%

Industrial	9.3%

Consumer, Cyclical	8.4%

Energy	5.1%

Utilities	3.3%

Basic Materials	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 27.04% for the six-month period ending June 30, 2019, compared to the 26.08% return for its benchmark, the Russell Midcap Growth Index for the same time period.

Mid-cap growth stocks as measured by the Russell Midcap Growth Index enjoyed the strongest returns across the domestic equity spectrum. As the market rebounded from the selloff late last year, all sectors within the benchmark posted positive double-digit returns. Information technology, financials, real estate and industrials were the top performing sectors as consumer staples and energy were the biggest laggards.

For the reporting period, the Fund had a positive double-digit return, outperforming its benchmark. Stock selection was particularly strong during the period, providing relative outperformance in the consumer discretionary and industrials sectors.

Consumer discretionary was a significant overweight in the Fund and the sector benefitted from solid stock selection. Chipotle Mexican Grill posted strong sales performance as its management’s initiatives in the e-commerce area take hold. MercadoLibre, Inc. was another particularly strong performer, as the Latin American focused e-commerce company is demonstrating strong growth after emerging from a significant corporate investment period. Ulta Beauty Inc. also posted positive results with strong same store sales growth and margin expansion in the uber-competitive retail space.

The Fund’s industrials exposure was a slight overweight that benefitted from several names, including CoStar Group, Inc. CoStar Group is the leading provider of real estate data, analytics and marketplace listing platforms, including Apartments.com. It has a defensible franchise of mainly subscription-based revenue that continues to grow with solid management execution. During this time period, the company surprised to the upside as well as refreshed five-year guidance to a stronger level. Recent online traffic trends for Apartments.com and ForRent.com indicated robust growth over the past 12 months, far outpacing that of competitors.

Information technology was underweight the benchmark during this time period. While the allocation affect was a slight negative, stock selection more than offset the underweight drag of the sector on the portfolio.

One area of relative weakness came from the health care sector, where the stocks in the portfolio were not able to keep pace with those in the benchmark, especially within the biotechnology and health care equipment and supplies industries. One of the disappointing performers included Abiomed, Inc. Abiomed is a provider of medical devices that provide circulatory support to assist or replace the pumping function of a failing heart. The stock faltered during this period based on news that a FDA letter raised concerns about forward utilization. Also there were concerns over potential competition. We recognize these issues but still believe that the company has a long runway for growth.

Cash was minimal during the period but holding any cash in such a strong up market caused a drag on overall performance.

While the Fund’s portfolio represents an economically constructive point of view, our approach is essentially balanced based on stock selection as opposed to overt sector allocations. The portfolio continues to express a more economically constructive and optimistic view, with a more assertive pro-growth, less defensive stance. The Fund remains overweight in the consumer discretionary, health care and industrials sectors. We are underweight in the information technology sector but still have a healthy exposure. We are also underweight in the financials sector. We have no exposure to the real estate and energy sectors, which represent a combined 3.6% of the benchmark.

The top three securities contributing to the Fund’s relative performance for the reporting period were MercadoLibre, Inc., Chipotle Mexican Grill and CoStar Group, Inc. The top three securities detracting from the Fund’s relative performance for the reporting period were Sprouts Farmers Markets, Abiomed, Inc. and CME Group, Inc.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Consumer, Non-cyclical	26.8%

Consumer, Cyclical	22.1%

Technology	20.1%

Industrial	16.4%

Communications	8.4%

Financial	3.2%

Basic Materials	3.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 13.85% for the six-month period ending June 30, 2019, compared to the 18.02% return for its benchmark, the Russell Midcap Value Index for the same time period.

Despite a strong first quarter where the Penn Series Mid Cap Value Fund outperformed its benchmark, the Russell Midcap Value Index, due to a meaningful lag in the second quarter, the Fund now trails the Index for the first half of the year.

Value investing has trailed growth investing for over ten years. Our emphasis on out-of-favor contrarian investments selling at material discounts to our estimates of intrinsic value has been particularly hard hit. Valuation of the portfolio and individual stock positions remain attractive, in our view, on a discount to intrinsic value, price to earnings and a cash flow basis, albeit in an investment environment where cheap valuations are passed over. Rather, companies possessing growth and momentum factors are bid up indiscriminately, while traditional value characteristics such as cash flow generation are ignored. Additionally, companies that are already selling at deeply depressed valuation levels can be severally punished in the market when reporting disappointing news, such as, missing short term quarterly earnings forecasts.

After a strong start to the year in the first quarter where many of our holdings bounced back from overly depressed levels, the second quarter’s underperformance was due to some stock specific issues where the market punished any incremental negative news, regardless of valuation levels. The top performers during the period all reacted positively to better than expected earnings reports and in most cases continued their bounce back from overly depressed levels experienced at the end of 2018. Additionally, Johnson Controls completed the sale of its Power Solutions business and repurchased over $4 billion of its stock in a tender offer. On the negative side, Teradata missed earnings expectations; Chemours issued weak guidance for its TiO2 business and concerns about potential environmental liabilities resurfaced; Conduent also issued poor earnings guidance and the CEO unexpectedly resigned; Teva Pharmaceutical’s stock was decimated by renewed focus on price fixing lawsuits and opioid litigation; TreeHouse Foods lowered guidance due to underperformance in the snack business.

While performance was mostly impacted by individual stock selection during the period, on a sector basis, our overweight to the Index in the Industrials sector helped relative performance, while our underweight in the interest sensitive sectors, Financials and Utilities, detracted from relative performance. Our overweight in the Energy sector also hurt relative performance as oil and gas prices came under pressure.

During the first half of the year, we initiated three new positions and added to seven positions that came under selling pressure, but where we believe the investment thesis is still intact. On the sell side, we eliminated our positions in five companies which either approached our intrinsic value estimate or where our investment thesis changed, and trimmed two positons after they appreciated significantly during the period.

The divergence between bond and equity markets continued during the second quarter. In the bond market, the 10-year Treasury yield has dropped to around 2% and the yield curve has inverted from time to time, which we believe are suggestive of slowing or possibly declining economic growth ahead. Equity markets tend to underperform after yield curve inversions. On the other hand, equity markets have approached new highs, and we believe this performance suggests a soft landing for the economy, fueled by interest rate declines and accommodative monetary policy from the Federal Reserve (Fed). If the Fed is successful in reinvigorating the economy, we believe equity markets should respond positively. Against this economic backdrop, value investing remains out of style and the valuation of our portfolio looks attractive, in our view. Finally, investors should keep an eye on the 2020 presidential election, which is around the corner and, in our opinion, has the potential to significantly impact equity markets.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Industrial	22.4%

Consumer, Cyclical	22.1%

Financial	14.3%

Consumer, Non-cyclical	12.0%

Technology	11.6%

Energy	9.2%

Basic Materials	3.2%

Utilities	2.9%

Communications	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 17.21% for the six-month period ending June 30, 2019, compared to the 18.02% return for its benchmark, the Russell Midcap Value Index for the same time period.

Broad U.S. equity market indices rallied, rebounding from a decline in the fourth quarter. Optimism surrounding U.S.-China trade negotiations and prospects for a possible Fed rate cut before year-end helped fuel market gains. According to the FTSE Russell indices, growth stocks outperformed value stocks across the market-cap spectrum. Mid-cap stocks outperformed large- and small-cap stocks over the period. Security selection in the financials sector negatively impacted relative returns. State Street, a top detractor, was pressured by a decline in interest rates. Stock selection in industrials also detracted. Global equipment distributor MSC Industrial Direct was a notable detractor. Stock selection in the consumer staples sector was beneficial to relative returns. Holdings in food products and food and staples retailing aided relative performance.

MSC Industrial Direct stock declined in the second quarter after the company reported disappointing organic growth and guided next quarter below expectations as demand for its industrial products continued to decelerate. We believe the company’s strong balance sheet and healthy dividend limit the stock’s downside relative to the wider industrials universe. Lower interest rates pressured financial services company State Street. The company guided revenues lower for its second quarter and the rest of 2019 due to reduced net interest income and lower asset servicing fees. At a conference in June, State Street further reduced its revenue expectations. Lack of exposure to Worldpay, a payment services company, detracted from relative performance. Worldpay’s stock rose on news that it plans to merge with Fidelity National Information Services. The company also reported better-than-expected quarterly earnings and revenues. Worldpay does not meet our quality or valuation criteria.

Execution by Hubbell, a higher-quality industrials company, was solid with continued margin expansion in its electrical division. We believe further margin upside is supported by improving price/cost dynamics, stronger demand through Hubbell’s Aclara Technologies acquisition and cost savings from restructuring initiatives. The stock of Anadarko Petroleum, a global exploration and production company, rose after Chevron agreed to acquire Anadarko at a premium. The stock appreciated further after Occidental

Petroleum made two higher offers to acquire Anadarko. We eliminated our position in Anadarko due to the stock’s appreciation. Johnson Controls International, a building products company, reported strong quarterly organic revenue and earnings growth, along with continued order growth and profit margin improvement. Investor sentiment was also lifted as the company made progress toward the sale of its capital-intensive Power Solutions business.

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged. Our analysis has led us to attractive companies within the fragmented industrials sector. The portfolio is overweight industrials, but we have avoided names in the sector that we believe are lower quality. The portfolio remains overweight in financials. Using our bottom-up investment approach, we have identified stocks that we believe offer attractive risk/reward profiles, particularly in the capital markets and banking industries. As bottom-up investors, we generally find securities in the communication services sector to have relatively volatile business models and more leveraged balance sheets. Additionally, our metrics show that valuations throughout the sector are not attractive. Our analysis shows that most real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. We have only identified a few higher-quality real estate stocks with compelling valuations, including Weyerhaeuser, a timber REIT, and MGM Growth Properties, a REIT that invests in destination entertainment and leisure resorts.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Financial	28.8%

Industrial	19.0%

Consumer, Non-cyclical	17.9%

Consumer, Cyclical	12.9%

Utilities	10.3%

Technology	6.1%

Energy	5.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 28.32% for the six-month period ending June 30, 2019, compared to the 23.92% return for its benchmark, the Russell 2500 Growth Index for the same time period.

During the first half of 2019, the GSAM US SMID Cap Growth Fund outperformed the Russell 2500 Growth Index (gross). Stock selection in the Health Care and Information Technology sectors contributed to returns, while stock selection in the Financials sector detracted from performance. There were no other detracting sectors.

In the first quarter, commercial gene therapy firm Spark Therapeutics was a top contributor to returns. Its shares spiked late in February after news broke that Swiss drug maker Roche Holding AG had agreed to acquire Spark for roughly $115 per share, representing a total equity value of roughly $5 billion. Given that Spark Therapeutics had a market value of just under $2 billion at the prior session’s close, its stock price more than doubled upon the announcement. With this in mind, we felt that the valuation for the company became less attractive and were pleased to sell out of our position and allocate the gains to more appealing risk/reward opportunities. Amalgamated Bank, a regional commercial banking firm which serves union and socially responsible organizations, was a top detractor from returns during the first quarter. The company reported fourth quarter 2018 results in late January 2019, in which revenue beat expectations. However, the market was focused on the earnings per share figure that came in below consensus. Its shares continued to fall later in the quarter along with other rate-sensitive stocks in response to dialogue from the Federal Reserve Board (Fed) implying a lower rate environment, a negative for lenders. However, regarding the fourth quarter results, we recognize that minor one-time adjustments adversely impacted the company’s earnings, so we were not overly concerned about profitability going forward. More generally, we are optimistic about recent measures the bank has taken to bolster its financial future, such as de-risking its balance sheet and establishing a healthy deposit pipeline.

Total Systems Services, Inc. was a top contributor to returns in the second quarter. Shares of the company spiked late in May following a report that the company and Global Payments were in discussions around a potential acquisition. The reports were later confirmed when Global Payments announced it was seeking to acquire Total

Systems Services for roughly a 20% premium. We were encouraged by this news, as our initial investment thesis was centered on the company’s compelling valuation and favorable long-term fundamentals in a consolidating industry. We decided to realize gains and reallocate capital to other high-quality growth companies. Biopharmaceutical company, Alkermes PLC. was a top detractor from returns in the second quarter. The market responded negatively to start the quarter when former President and Chief Operating Officer, Jim Robinson, announced his resignation. Although first quarter revenue was promising, below-expectation earnings per share brought the stock down further. Returns have stabilized recently with releases of efficacy data for existing products and advancements in the development of new products. Thus, despite the short-term turbulence, we remain confident in Alkermes’ deep and diverse pipeline of drugs. We continue to believe that this pipeline, along with the company’s existing commercial business, provide a strong runway for growth at an attractive valuation.

After a very positive start to 2019, we continue to view equities as the most favorable asset class, offering reasonable valuations relative to solid macro and corporate fundamentals. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the market rebounded with a strong first half, despite geopolitical tensions and trade relations oscillating between positive and negative developments. Equities were buoyed by declining 10-year Treasury yields as investors expected potential rate cuts, a shift from the Fed’s tightening at this point last year. While we are encouraged by the strong start to the year, we expect to see more signals of an aging cycle moving forward, which may be challenging to navigate and require more selectivity by investors. Yet without clearer indications of deteriorating fundamentals, we think it is too early to position for a downturn in global growth or corporate earnings. For the remainder of 2019, we expect choppier conditions. Within this more volatile backdrop, we believe a thorough understanding of both market and company specific variables will be crucial to navigating the evolving landscape. With that said, our investment philosophy will not change based on short term fluctuations in markets. We plan to maintain our focus on high-quality companies with strong market positions and experienced management teams. In our opinion, emphasizing these durable businesses can potentially set up portfolios to outperform amidst heightened volatility.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Consumer, Non-cyclical	33.9%

Industrial	19.4%

Technology	16.5%

Consumer, Cyclical	12.1%

Communications	8.3%

Financial	7.4%

Basic Materials	2.1%

Energy	0.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 13.94% for the six-month period ending June 30, 2019, compared to the 15.26% return for its benchmark, the Russell 2500 Value Index for the same time period.

U.S. equities recorded impressive gains during the six-month period ended June 30, 2019. Although volatility continued to plague markets, as concerns over trade tensions and a slowing Chinese economy persisted, investors and the markets were buoyed when the U.S. Federal Reserve (Fed) retreated from its plans for future rate increases. Investors continued to ride an emotional rollercoaster however, as U.S.-China trade talks continued and rhetoric regarding trade tariffs increased. Investors were assuaged by comments from Fed Chair Jerome Powell, who held out the possibility of a rate cut should the economic outlook worsen. In the U.S. growth stocks slightly outperformed value stocks and large-cap companies outperformed small-cap names.

For the six-month period ending June 30, 2019, the portfolio rose in absolute terms but underperformed its benchmark, the Russell 2500 Value Index, which rose 15.3%. Stock selection in industrials detracted, while selection in utilities contributed. An overweight to consumer staples detracted, while an overweight to technology contributed.

Signet Jewelers detracted, despite reporting better-than-expected fiscal fourth-quarter revenues and earnings, as it provided a weak outlook for fiscal first quarter performance. Commvault Systems, a data protection and information management software company, detracted after reporting disappointing first quarter revenues. Cooper Standard, an automotive parts supplier, also detracted after reporting disappointing fourth quarter earnings and 2019 guidance.

Cypress Semiconductor contributed after reporting better-than-expected earnings guidance and positive commentary on order and revenue patterns. Cypress also announced that it agreed to be acquired by fellow semiconductor producer Infineon Technologies. Sotheby’s, a leading global art auction house, outperformed after the company agreed to be acquired at a significant premium in an all-cash deal. NCR, a global leader in bank ATMs and self-checkout solutions for retail and hospitality solutions, contributed. The company reported earnings that were better than analyst expectations. Additionally, the company was rumored to be exploring a sale, which further boosted the stock.

Moving into the second half of 2019, value stocks continue to face significant headwinds, with investor appetite for the value style at historic lows. The reasons for this are many but can be broadly summarized by two things: anxiety related to the outlook for corporate profits and the valuation implications of historically low interest rates. We share investor anxiety about the fragility of the economy. Volatility in Fed policy and the trade war with China have created concerning cracks in the U.S. economy. Investors have dramatically bid up the price of assets that they perceive to be insulated from these risks. Growth stocks and stocks with lower volatility have been significant beneficiaries. Further, because investors have used blunt tools such as ETFs to reposition their portfolios, they run the risk of missing out on a broad pool of companies that are attractive even under more dire scenarios. Simply put, not all cyclical companies, nor all value stocks, will deliver the same profit growth over the coming cycle. Indeed, many will thrive, as the benefits of their strong free cash flow, solid balance sheets and attractive competitive positions help them create value amidst this storm of uncertainty. To be clear, we are not suggesting that the market’s fears are misplaced entirely. Many more of these companies will succumb to the pressures of a slowdown in economic growth. For active investors like us, this disconnect creates a compelling opportunity set of companies. Choice will remain critical. Our portfolio already combines attractive valuations with considerable quality attributes such as high profitability and strong balance sheets. In an environment that is hostile to value stocks, we will continue to use our bottom-up fundamental research to opportunistically improve our portfolio.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Financial	35.4%

Consumer, Cyclical	14.0%

Industrial	11.6%

Consumer, Non-cyclical	11.4%

Technology	10.8%

Energy	5.9%

Utilities	5.8%

Basic Materials	3.1%

Communications	2.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 24.89% for the six-month period ending June 30, 2019, compared to the 20.36% return for its benchmark, the Russell 2000 Growth Index for the same time period.

Stocks rebounded in the first quarter after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter. In the second quarter stocks were volatile. Equities lost ground in May as setbacks in U.S.-China trade negotiations raised fears that trade tensions will further dent global economic growth. Economic data also pointed to a weakening global economy during the period. Stocks then rebounded in June, driven in part by expectations of more accommodative monetary policy from central banks.

The Portfolio outperformed its benchmark, the Russell 2000 Growth Index. Stock selection in the technology and financial sectors contributed to relative performance. A modest cash position and stock selection in the communication services sector detracted from relative results.

Catalent was our largest contributor on an absolute basis. Stock of the outsourced pharmaceutical manufacturer was down in the fourth quarter in part because the industry experienced a shortage of ibuprofen. The stock rebounded as Catalent sourced an alternative supplier of ibuprofen to resolve the shortage issue. In addition, Catalent reported another strong quarter in its biologics business, which is a key driver of current and future growth. We continue to like Catalent and believe it represents a less-risky way to invest in the innovation taking place in the biotechnology and pharmaceutical industries; Catalent benefits from overall industry innovation due to increasing volumes and more advanced dosage forms, but due to significant diversification, the company is not overly impacted if a clinical trial for a particular drug fails. We also like that its earnings streams are relatively insulated once a drug gains FDA approval: biotech and pharmaceutical companies don’t often change manufacturing partners because it requires bringing the drug back through the FDA approval process.

HEICO was another large contributor. The company beat earnings expectations this quarter, and also raised earnings guidance for 2019. The stock has been a top contributor to the portfolio’s performance over the last three years, and has been discussed in many previous commentaries. Our view on the company remains the same. We continue to like HEICO’s aftermarket business, which provides a resilient, recurring revenue stream for the company. We also believe the technical expertise required to make its mission-critical parts, as well as the FAA approval process required for each part, present a high barrier to entry for would-be competitors.

Diplomat Pharmacy was a large detractor. Diplomat’s stock was down after the company announced it would need to record an impairment charge related to acquisitions it made for its pharmacy benefits management business. We were concerned about the impairment and other executional issues from the company, and sold the stock during the quarter.

Health Care Services Group was another detractor. The company manages and operates housekeeping, laundry, linen and food services for the nursing home and hospital industries. We like the recurring revenue associated with the business, and that the company operates with relatively little competition. We also see potential for the company to expand margins as its food services business grows.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Consumer, Non-cyclical	35.6%

Technology	19.9%

Industrial	19.7%

Consumer, Cyclical	7.2%

Financial	7.0%

Communications	5.9%

Basic Materials	4.2%

Energy	0.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 15.96% for the six-month period ending June 30, 2019, compared to the 13.47% return for its benchmark, the Russell 2000 Value Index for the same time period.

During the first half of 2019, the GSAM U.S. Small Cap Value composite generated a positive absolute return and outperformed the Russell 2000 Value Index (gross). In the portfolio for the six-month period, stock selection in Industrials and Consumer Discretionary contributed to performance, whereas our investments in Real Estate and Energy detracted from results.

During the first quarter, Apergy Corp., a company that produces specialized polycrystalline diamond cutters and offers services to optimize oil well flows, was a top contributor to returns. In mid-February, the company reported better-than-expected fourth quarter earnings with earnings-per-share that modestly exceeded expectations, coupled with solid free cash flow. The company was very resilient despite weaker commodity prices and management has provided a positive outlook for 2019, accomplished through topline growth and lower leverage. In efforts to lower leverage and increase the quality of its balance sheet, the company continues to pay down debt, as it had in the second half of 2018. In our view, Apergy Corp. is well positioned for long-term growth and sustainably high free cash flow, given increased U.S. oil production and the company’s competitive offerings. In contrast to a very stable 2018 calendar year, Burlington Stores, Inc., a major off-price clothing retailer in the U.S., was a top detractor in the quarter. The company reported weaker-than-expected fourth quarter earnings in early March, with weaker sales from a combination of a fashion shortfall within their Ladies Heritage business and timing issues of inventory. Subsequently, management provided softer guidance for the first quarter due to less clarity of consumer spending per tax refunds and a later Easter season. Despite slower sales and an inventory build-up, we believe that the off-price model is resilient to fashion misses and macro lulls with a quicker-than-average inventory turnover. We favor the off-price model and believe that Burlington Stores could continue to grow the topline through high store productivity.

During the second quarter, Kinsale Capital Group, Inc., a specialty insurance group focused on excess and surplus (E&S) lines, was a top contributor to returns during the quarter. In early May, the company reported first quarter earnings results well above expectations, bolstered by top-line growth in nearly every line of business, along with favorable reserve development. Overall, we believe the company’s low-cost, technology-enhanced underwriting model, combined with an improving pricing environment for E&S lines, should continue to support profitable growth for the company. CommVault Systems, Inc., a data software company that provides the government with data protection services, was a top detractor from returns. In late April the stock dropped following the release of first quarter earnings that indicated a mixed quarter, with deal issues and challenged channel execution. Subsequently, management revised down full year guidance, expecting improvement in the back half of next year. We have confidence that the new Chief Executive Officer and Chief Revenue Officer, both appointed this calendar year, could correct mid-market execution issues and simplify the sales organization to better monetize their products. In our view, the stock is under-earning its potential, with a sizeable market opportunity given the growing demand for cloud data.

After a positive start to 2019 for U.S. equity markets, we continue to believe that the expansion will continue, given a stable underlying economy and steady corporate earnings. Although some data has softened in the last couple of months, we do not believe there are substantial enough signals to indicate a deteriorating cycle. As fundamentals remain intact and margins have yet to peak, we believe that U.S. equities still provide a favorable risk-reward profile. As we progress in the cycle, we acknowledge that there could be a more volatile environment with variables including ongoing trade negotiations and policy decisions of the Federal Reserve. With that in mind, fundamentals and earnings growth may play more of a role in determining equity returns, reinforcing the importance of applying our rigorous analytical framework to understanding company specific variables, which, we believe, is favorable to an active approach.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the portfolio.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Financial	41.4%

Industrial	13.4%

Consumer, Cyclical	10.2%

Consumer, Non-cyclical	9.2%

Technology	7.2%

Energy	5.7%

Utilities	5.3%

Basic Materials	4.3%

Communications	3.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 16.53% for the six-month period ending June 30, 2019, compared to the 16.98% return for its benchmark, the Russell 2000 Index for the same time period.

The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of a small cap index. The Fund’s benchmark index is the Russell 2000 Index.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, cash drag, futures exposure, transaction cost, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Early in first quarter of 2019, U.S. stocks were held back by some weaker economic data, including the widest trade deficit since the global financial crisis, a disappointing February payrolls report (only 20,000 jobs added) and weak export data out of China. That setback would prove temporary, as economic data rebounded to some extent and the Federal Reserve surprised markets again at their March 19-20 FOMC meeting. Later on in Q1, the prospect of more accommodative monetary conditions allowed small-cap companies rebounded vigorously during the first quarter, with the Index (comprising small-cap companies) increasing by 14.6%. Forward progress across U.S. equities was relatively uninterrupted early on in the second quarter. U.S. stocks shook off a relatively weak February retail sales report as investors were encouraged by upward revisions to earlier spending data and stronger-than-expected spending for construction projects. Other factors that helped to bolster sentiment included apparent progress and favorable communications related to trade negotiations between the United States and China, as well as developments that further reinforced the idea that the Federal Reserve will be on hold for some time to come. However, the onslaught of heightened trade uncertainty and the imposition of additional tariffs between the United States and China quickly caused U.S. equity markets to turn with small cap shares shifting more violently to the downside. For the quarter, the Index lagged behind the S&P 500 Index by 2.2%.

The Fund used Futures in order to gain market exposure for the cash position. The use of futures didn’t impact tracking over the reporting period. On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Array BioPharma Inc., Trade Desk, Inc. Class A and Cousins Properties Incorporated. The top negative contributors to the Fund’s performance during the reporting period were Churchill Downs Incorporated, First Financial Bankshares Inc and Stamps.com Inc.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Financial	25.3%

Consumer, Non-cyclical	23.7%

Industrial	13.9%

Consumer, Cyclical	11.8%

Technology	9.5%

Communications	4.5%

Energy	4.2%

Utilities	3.6%

Basic Materials	3.3%

Government	0.2%

Diversified	—%[2]

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Developed International Index Fund

The Penn Series Developed International Index Fund returned 13.67% for the six-month period ending June 30, 2019, compared to the 14.03% return for its benchmark, the MSCI EAFE Index for the same time period.

The investment objective of the Developed International Index Fund, is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries. The Fund’s benchmark index is the MSCI EAFE Index.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance does not reflect the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The fund outperformed by +17bps (gross) is mainly attributable to the impact of withholding tax (+10.6bps), cash drag (+4bp), compounding (+1.3bp). Whereas futures and security misweights contributed +1.2bps to relative performance.

The Fund used Futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of future contributed +0.4 basis points to Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Nestle S.A., Novartis AG and SAP SE The top negative contributors to the Fund’s performance during the reporting period were Vodafone Group Plc, Seven & I Holdings Co., Ltd. and Teva Pharmaceutical Industries Limited Sponsored ADR.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Japan	23.7%

United Kingdom	14.0%

France	10.6%

Switzerland	9.7%

Germany	8.7%

Australia	7.5%

Netherlands	6.2%

Hong Kong	3.6%

Spain	3.0%

Sweden	2.5%

Italy	2.0%

Denmark	1.7%

Singapore	1.5%

Finland	1.1%

Belgium	1.0%

Ireland	0.8%

Norway	0.7%

Israel	0.6%

Luxembourg	0.4%

New Zealand	0.2%

Austria	0.2%

Portugal	0.1%

China	0.1%

Bermuda	0.1%

Isle of Man	—%[2]

Macau	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

International Equity Fund

The Penn Series International Equity Fund returned 18.75% for the six-month period ending June 30, 2019, compared to the 13.60% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.

Constellation Software, a leading Canadian-listed conglomerate of mission-critical niche software businesses in the private and public sectors, continues to benefit from vibrant acquisition opportunities and stable organic growth. The company announced a special dividend for investors during the first quarter of 2019. The company specializes in vertical market solutions — back office/operational software in a wide range of verticals such as health care, law and public transit. The company grows through bolt-on acquisitions and the industry is still quite fragmented. We believe the business is predictable because customers usually do not switch to a competitor’s product and they pay annual maintenance fees.

Mastercard reported first quarter 2019 EPS that exceeded consensus expectations, thanks to an increase in revenues, lower client incentives, higher operating margins and lower tax rates. Mastercard is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion), and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

Bunzl PLC, a UK based distribution group providing solutions to B2B customers in the food service, grocery and cleaning markets, had negative performance as organic growth slowed in the U.S. in its grocery and retail segments. The company also has been a little quieter on the acquisition front as well. We think these are temporary issues and continue to believe in the company’s opportunities for outsourcing by customers as well as the consolidation of fragmented markets. Bunzl is perceived as a reliable partner with a large assortment of products, competitive prices and superior service. The business model relies on continuous bolt-on acquisition on top of low single digit organic growth. On average, we expect Bunzl to grow eps by 8%-10% and return half of its earnings back to shareholders. O’Reilly Automotive’s stock declined after reporting comp sales of 3.2% during the second quarter of 2019, at the lower end of the forecasted range, probably impacted by delayed tax refunds and weather. However, the company kept full-year guidance unchanged. From a fundamental standpoint, there is nothing company-specific to report. O’Reilly is one of the largest sellers of aftermarket auto parts in the U.S., with nearly 5,000 stores across 47 states, serving professional and do-it-yourself customers. For the past three years, O’Reilly’s net income has grown at a 15% rate while earning a return on invested capital greater than 20%. Despite recent fears about Amazon becoming more aggressive in the auto aftermarket, we believe that O’Reilly’s wide inventory of parts, quick delivery to the time-constrained professional customer, and service provide sufficient barriers to prevent Amazon from meaningfully impacting O’Reilly’s business.

Throughout 2018 and the first half of this year, we have been indicating that markets are getting more difficult to navigate. Despite markets posting a double digit advance year-to-date, risks remain. While major elections are behind us in a few large emerging market countries, some developed countries are potentially more politically uncertain now. And, a ceasefire in the U.S.-China trade war won’t solve all of the deep-rooted issues, such as IP protection, forced technology transfers and national security.

The global economy appears to be slowing. China growth is being impacted by the ongoing trade war with the U.S. and GDP growth now projected to be in the low 6% range, the lowest since the early 1990s. The Eurozone has also seen downward revisions in its GDP growth for 2019 to 1.3% from 1.9% at the end of 2018. Slower growth from its two largest trading partners impacted the export-oriented economies’ growth, most notably Germany. In addition, internal pressures resulting from the delay in a “Brexit” decision from the UK and new populist governments taking control in Italy are threatening the boundaries of EU fiscal spending limits, causing greater uncertainty in the region. The International Monetary Fund, for the third time in six months now, lowered 2019 economic forecasts to the lowest level since the financial crisis. Even in the U.S., where GDP growth is still holding up, earnings estimates for S&P 500 companies are down significantly since late 2018.

From our perspective, the unpredictable nature of the current market could persist. We keep a watchful eye for signals indicating a turn. But as a bottom-up manager, we believe our success is built company by company, by seeking to invest in powerful businesses that are managed by leaders with proven track records, in both good times and bad. In our view, this is the strategy that best shields our investors from economic and political environments that are often in flux.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

One could argue that there is no better time to be an active manager than when experience and judgment are put to the test. When the next economic downturn occurs, we want to ensure that our companies’ earnings will be resilient. And depending on the degree of market dislocation that may ensue, we would take advantage of the market volatility.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

France	13.2%

United Kingdom	12.9%

India	11.3%

Canada	10.5%

United States	8.5%

Netherlands	6.7%

Switzerland	5.4%

Germany	5.2%

Ireland	4.2%

Belgium	3.5%

Spain	3.5%

China	3.3%

Brazil	2.6%

Japan	2.5%

Hong Kong	2.2%

Mexico	1.9%

Taiwan	1.3%

Australia	1.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 9.66% for the six-month period ending June 30, 2019, compared to the 10.58% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

Korea was the strongest performing country in our portfolio year-to-date, with both stock selection and country allocation contributing positively during the period. Our stock selection in and overweight allocations to Brazil, Russia and Egypt have also been top contributors for the year-to-date period.

The largest detractor from performance has been our stock selection in India and South Africa. Also detracting from returns were our overweight allocation to Turkey and our stock selection in Malaysia.

On a sector basis, our stock selection in consumer staples, stock selection in and underweight allocations to materials and health care, and stock selection in and an overweight allocation to financials were the strongest contributors to returns during the period. Detracting from performance has been our stock selection in consumer discretionary, stock selection in and underweight allocation to energy, and stock selection in industrials.

The recovery from the global financial crisis of 2008 is nearly 10 years old, making it the longest, but also the weakest, expansion on record. The long duration of this recovery is likely the outcome of endless stimulus. Central banks have been steadily lowering interest rates since the early 1980s and inflation expectations have stayed low, allowing central banks to provide instant stimulus at the first sign of a downturn.

We attribute the weakness of the recovery to four global trends that have crystallized since the crisis of 2008 and which we call the four “Ds”: depopulation (a steep drop in working age population growth, which is depleting national labor forces), declining productivity, debt growth (which has stalled in every large country outside China despite the massive monetary stimulus) and deglobalization (a broad slowdown in cross border flows of goods, money and people).

To invest in a world economy slowed by these factors, we think investors need to adjust downward their expectations of what is considered “fast” growth and focus on the most resilient and promising economies. For countries with average incomes under $5,000, 5% is the new 7%; for those with income up to $15,000, 3% to 4%

should be considered successful growth. With expectations recalibrated, we are focusing our portfolio on economies largely insulated against the four “Ds.” This includes countries that still have growing populations (such as India, the Philippines and Mexico) or strong domestic markets relatively immune to trade wars (Brazil, India, Indonesia and Egypt) or low debt burdens and solid banks (Mexico, Hungary, India, Indonesia and Egypt).

Within these broad themes, there will be pockets of opportunities even in countries hit hard by the four “Ds.” China is a front-line state in the trade wars with a shrinking labor force and rising debts. Yet the worst of these effects are hitting old state-run industries. China’s new private industries, led by technology but including education and health care, still have relatively few debt issues and many companies with bright prospects.

In our portfolio, we remain invested in good quality, growth-oriented companies capable of sustaining or expanding their earnings as a result of healthy or improving domestic demand and resistance to declines in global trade. Our aggregate sector overweight allocations are in the financials and consumer staples sectors, which should benefit from the economic recovery and expansion phase that most EM countries only began to enter in the past couple years.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

China	20.2%

Brazil	9.7%

India	9.6%

Taiwan	8.5%

Hong Kong	5.9%

South Africa	5.5%

Mexico	5.5%

Indonesia	5.2%

Russia	5.1%

South Korea	4.0%

United States	3.7%

Peru	2.4%

Thailand	2.0%

Hungary	2.0%

Poland	1.7%

Turkey	1.6%

Portugal	1.6%

Philippines	1.4%

Malaysia	1.3%

Chile	1.0%

Germany	0.9%

Egypt	0.8%

Argentina	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 21.10% for the six-month period ending June 30, 2019, compared to the 19.27% return for its benchmark, the FTSE NAREIT All Equity REIT Index for the same time period.

U.S. real estate stocks had a solid gain in the first half of 2019, with most sectors posting double-digit returns, following the downturn late in 2018. Stocks broadly benefited as the U.S. Federal Reserve and other central banks indicated they would pursue accommodative monetary policies amid slowing global economic growth and generally low inflation. Late in the period, signs of progress in U.S.-China trade negotiations contributed to investors’ willingness to take risk, driving equity markets higher. Meanwhile, real estate fundamentals remained healthy in most property types, with firm, lease-based demand and relatively limited new supply.

The portfolio had a positive total return in the period and outperformed its linked benchmark. Factors that aided relative performance included our underweight in the regional mall sector, which had a decline in the period amid ongoing store closings related to competition from e-commerce. Our underweight and stock selection in the health care sector also helped performance. Our non-investment in Senior Housing Properties Trust was particularly beneficial; its shares fell sharply as the company cut its dividend by 60% due to the restructuring of the rental agreement with its largest senior housing operator. Stock selection in the infrastructure sector further aided performance, led by our overweight in cell tower owner SBA Communications, which had a sizable gain in the period.

Our underweight in industrial REITs detracted from relative performance. The sector had a strong gain, lifted in part by merger & activity that highlighted potential opportunities in these stocks. Stock selection in the apartment sector also hindered performance, due mostly to our overweight in UDR, a regionally diversified apartment landlord that saw little in the way of positive catalysts in the period.

In the wake of strong year-to-date performance, we believe REITs have become more fairly valued on an absolute basis, but remain compelling versus private-market valuations. REITs also continue to offer solid overall fundamentals, in our view, and have defensive characteristics, such as relatively stable cash flows, that may offer value in a slowing-growth environment.

In terms of sector positioning, we have a favorable view on all forms of rental housing due to favorable demographic growth trends as well as job and wage growth. We also favor technology-related REITs such as data centers, which should continue to benefit from the proliferation of data growth in the U.S. and elsewhere. We continue to be underweight malls. The secular headwinds of e-commerce penetration remain, while we believe the operating fundamentals of retail landlords are likely to fluctuate as they respond to the changing market.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/19

Percent of Total Investments[1]

Apartments	18.4%

Diversified	14.3%

Storage & Warehousing	12.3%

Office Property	10.6%

Healthcare	9.3%

Industrial	7.8%

Telecommunications	7.2%

Hotels & Resorts	7.2%

Manufactured Homes	3.4%

Strip Centers	2.7%

Building & Real Estate	2.5%

Regional Malls	2.2%

Real Estate	1.4%

Entertainment	0.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 15.32% for the six-month period ending June 30, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 18.71% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.11% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, emerging market and international equities underperformed the Russell 3000 Index; allocation to short-term bond funds contributed negatively to the performance due to declining interest rates.

Fund selection of the Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Growth Fund, Penn Series Large Core Value Fund, Penn Series SMID Cap Growth Fund, Penn Series Small Cap Growth Fund, Penn Series Small Cap Value Fund, Penn Series International Equity Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks by more than 2%, while the Penn Series Large Growth Stock Fund, Penn Series Large Cap Value Fund, Penn Series Mid Cap Value Fund and Penn Series SMID Cap Value Fund underperformed their benchmarks by more than 1%. On the fixed income side, all funds outperformed their respective benchmarks.

During the first half of 2019, global economic growth deaccelerated and uncertainty increased due to the U.S.-China trade conflict. However, the expectation that the Federal Reserve will end its hiking cycle and start to cut rates boosted all financial assets. During the period, we reduced our small cap exposure after their outperformance; and allocated some emerging market exposure to international developed markets to reduce portfolio’s risk exposure to U.S.-China trade conflict. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/19

International Stocks	24.0%

Large Cap Value Stocks	19.0%

Mid Cap Value Stocks	14.0%

Emerging Markets Stocks	9.0%

Large Cap Growth Stocks	7.0%

Small Cap Value Stocks	7.0%

Short Term Bonds	7.0%

Small Cap Growth Stocks	4.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

Intermediate Bonds	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 14.41% for the six-month period ending June 30, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 18.71% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.11% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, emerging market stocks and international equities underperformed the Russell 3000 Index; allocation to short-term bond funds contributed negatively to the performance due to declining interest rates.

Fund selection of the Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Growth Fund, Penn Series Large Core Value Fund, Penn Series SMID Cap Growth Fund, Penn Series Small Cap Growth Fund, Penn Series Small Cap Value Fund, Penn Series International Equity Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks by more than 2%, while the Penn Series Large Growth Stock Fund, Penn Series Large Cap Value Fund, Penn Series Mid Cap Value Fund and Penn Series SMID Cap Value Fund underperformed their benchmarks by more than 1%. On the fixed income side, all funds outperformed their respective benchmarks.

During the first half of 2019, global economic growth deaccelerated and uncertainty increased because of U.S.-China trade conflict. However, the expectation that the Federal Reserve will end its hiking cycle and start to cut rates boosted all financial assets. During the period, we reduced our small cap exposure after their outperformance; and allocated some emerging market exposure to international developed markets to reduce portfolio’s risk exposure to U.S.-China trade conflict. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/19

Large Cap Value Stocks	20.0%

International Stocks	19.0%

Mid Cap Value Stocks	11.0%

Short Term Bonds	11.0%

Large Cap Growth Stocks	8.0%

Intermediate Bonds	7.0%

Small Cap Value Stocks	7.0%

Emerging Markets Stocks	6.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

Small Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 12.50% for the six-month period ending June 30, 2019, compared to its benchmarks, the Russell 3000 Index’s return 18.71% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.11% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, emerging market stocks and international equity market stocks underperformed the Russell 3000 Index; allocation to short-term bond funds contributed negatively to the performance due to declining interest rates.

Fund selection of the Moderate Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Growth Fund, Penn Series Large Core Value Fund, Penn Series SMID Cap Growth Fund, Penn Series Small Cap Growth Fund, Penn Series Small Cap Value Fund, Penn Series International Equity Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks by more than 2%, while the Penn Series Large Growth Stock Fund, Penn Series Large Cap Value Fund, Penn Series Mid Cap Value Fund and Penn Series SMID Cap Value Fund underperformed their benchmarks by more than 1%. On the fixed income side, all funds outperformed their respective benchmarks.

During the first half of 2019, global economic growth deaccelerated and uncertainty increased because of U.S.-China trade conflict. However, the expectation that the Federal Reserve will end its hiking cycle and start to cut rates boosted all financial assets. During the period, we reduced our small cap exposure after their outperformance in the first quarter. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/19

Intermediate Bonds	22.0%

Short Term Bonds	15.0%

Large Cap Value Stocks	14.0%

International Stocks	12.0%

Mid Cap Value Stocks	10.0%

Large Cap Growth Stocks	6.0%

Small Cap Value Stocks	6.0%

Emerging Markets Stocks	5.0%

High Yield Bonds	3.0%

Mid Cap Growth Stocks	3.0%

Small Cap Growth Stocks	2.0%

Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 10.06% for the six-month period ending June 30, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 18.71% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.11% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, emerging market stocks and international equities underperformed the Russell 3000 Index; allocation to short-term bond funds contributed negatively to the performance due to declining interest rates.

Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Growth Fund, Penn Series Large Core Value Fund, Penn Series Small Cap Value Fund, Penn Series International Equity Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks by more than 2%, while the Penn Series Large Cap Value Fund, Penn Series Mid Cap Value Fund and Penn Series SMID Cap Value Fund underperformed their benchmarks by more than 1%. On the fixed income side, all funds outperformed their respective benchmarks.

During the first half of 2019, global economic growth deaccelerated and uncertainty increased because of U.S.-China trade conflict. However, the expectation that the Federal Reserve will end its hiking cycle and start to cut rates boosted all financial assets. During the period, we reduced our small cap exposure after their outperformance in the first quarter. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/19

Intermediate Bonds	32.0%

Short Term Bonds	25.0%

Large Cap Value Stocks	14.0%

International Stocks	8.0%

Large Cap Growth Stocks	6.0%

Mid Cap Value Stocks	5.0%

High Yield Bonds	3.0%

Small Cap Value Stocks	3.0%

Emerging Markets Stocks	2.0%

Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance (Unaudited)

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 7.65% for the six-month period ending June 30, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 18.71% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.11% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks and international equities underperformed the Russell 3000 Index; allocation to short-term bond funds contributed negatively to the performance due to declining interest rates.

Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Core Value Fund, Penn Series International Equity Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks by more than 2%, while the Penn Series Large Cap Value Fund, Penn Series Mid Cap Value Fund and Penn Series SMID Cap Value Fund underperformed their benchmarks by more than 1%. On the fixed income side, all funds outperformed their respective benchmarks.

During the first half of 2019, global economic growth deaccelerated and uncertainty increased because of U.S.-China trade conflict. However, the expectation that the Federal Reserve will end its hiking cycle and start to cut rates boosted all financial assets. During the period, we reduced our small cap exposure after their outperformance in the first quarter. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/19

Intermediate Bonds	42.0%

Short Term Bonds	35.0%

Large Cap Value Stocks	9.0%

Mid Cap Value Stocks	4.0%

High Yield Bonds	3.0%

International Stocks	3.0%

Large Cap Growth Stocks	2.0%

Small Cap Value Stocks	1.0%

Domestic REITs	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2019 and held through June 30, 2019. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract.

Disclosure of Fund Expenses

For the Period January 1, 2019 to June 30, 2019

Expense Table

	Beginning Value January 1, 2019	Ending Value June 30, 2019	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,009.05	0.59%	$2.94
Hypothetical	$1,000.00	$1,021.83	0.59%	$2.96
Limited Maturity Bond Fund
Actual	$1,000.00	$1,033.44	0.70%	$3.54
Hypothetical	$1,000.00	$1,021.26	0.70%	$3.53

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2019	Ending Value June 30, 2019	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,067.53	0.67%	$3.46
Hypothetical	$1,000.00	$1,021.41	0.67%	$3.38
High Yield Bond Fund
Actual	$1,000.00	$1,103.26	0.74%	$3.88
Hypothetical	$1,000.00	$1,021.06	0.74%	$3.73
Flexibly Managed Fund
Actual	$1,000.00	$1,173.52	0.88%	$4.77
Hypothetical	$1,000.00	$1,020.35	0.88%	$4.44
Balanced Fund
Actual	$1,000.00	$1,135.17	0.20%	$1.06
Hypothetical	$1,000.00	$1,023.78	0.20%	$1.01
Large Growth Stock Fund
Actual	$1,000.00	$1,201.49	0.96%	$5.23
Hypothetical	$1,000.00	$1,019.98	0.96%	$4.81
Large Cap Growth Fund
Actual	$1,000.00	$1,241.90	0.89%	$4.92
Hypothetical	$1,000.00	$1,020.35	0.89%	$4.44
Large Core Growth Fund
Actual	$1,000.00	$1,272.65	0.86%	$4.85
Hypothetical	$1,000.00	$1,020.47	0.86%	$4.32
Large Cap Value Fund
Actual	$1,000.00	$1,139.59	0.91%	$4.82
Hypothetical	$1,000.00	$1,020.23	0.91%	$4.56
Large Core Value Fund
Actual	$1,000.00	$1,190.69	0.91%	$4.94
Hypothetical	$1,000.00	$1,020.23	0.91%	$4.56
Index 500 Fund
Actual	$1,000.00	$1,183.88	0.36%	$1.96
Hypothetical	$1,000.00	$1,022.98	0.36%	$1.81
Mid Cap Growth Fund
Actual	$1,000.00	$1,270.39	0.96%	$5.43
Hypothetical	$1,000.00	$1,019.95	0.96%	$4.84
Mid Cap Value Fund
Actual	$1,000.00	$1,138.50	0.80%	$4.23
Hypothetical	$1,000.00	$1,020.78	0.80%	$4.01
Mid Core Value Fund
Actual	$1,000.00	$1,172.08	1.07%	$5.76
Hypothetical	$1,000.00	$1,019.42	1.07%	$5.37
SMID Cap Growth Fund
Actual	$1,000.00	$1,283.18	1.04%	$5.91
Hypothetical	$1,000.00	$1,019.55	1.04%	$5.24

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2019	Ending Value June 30, 2019	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,139.43	1.12%	$5.92
Hypothetical	$1,000.00	$1,019.19	1.12%	$5.60
Small Cap Growth Fund
Actual	$1,000.00	$1,248.92	1.01%	$5.64
Hypothetical	$1,000.00	$1,019.71	1.01%	$5.08
Small Cap Value Fund
Actual	$1,000.00	$1,159.57	0.98%	$5.26
Hypothetical	$1,000.00	$1,019.86	0.98%	$4.93
Small Cap Index Fund
Actual	$1,000.00	$1,165.34	0.68%	$3.65
Hypothetical	$1,000.00	$1,021.38	0.68%	$3.41
Developed International Index Fund
Actual	$1,000.00	$1,136.66	0.83%	$4.38
Hypothetical	$1,000.00	$1,020.64	0.83%	$4.15
International Equity Fund
Actual	$1,000.00	$1,187.49	1.08%	$5.86
Hypothetical	$1,000.00	$1,019.37	1.08%	$5.42
Emerging Markets Equity Fund
Actual	$1,000.00	$1,096.57	1.36%	$7.07
Hypothetical	$1,000.00	$1,017.96	1.36%	$6.83
Real Estate Securities Fund
Actual	$1,000.00	$1,210.97	0.97%	$5.29
Hypothetical	$1,000.00	$1,019.95	0.97%	$4.84
Aggressive Allocation Fund
Actual	$1,000.00	$1,153.15	0.33%	$1.76
Hypothetical	$1,000.00	$1,023.13	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,144.05	0.30%	$1.60
Hypothetical	$1,000.00	$1,023.28	0.30%	$1.51
Moderate Allocation Fund
Actual	$1,000.00	$1,125.01	0.30%	$1.57
Hypothetical	$1,000.00	$1,023.30	0.30%	$1.49
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,100.59	0.32%	$1.65
Hypothetical	$1,000.00	$1,023.20	0.32%	$1.59
Conservative Allocation Fund
Actual	$1,000.00	$1,076.49	0.33%	$1.72
Hypothetical	$1,000.00	$1,023.11	0.33%	$1.68

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 66.3%
Federal Farm Credit Banks
(1 M ICE LIBOR + (0.190%)) 2.295%, 07/19/19•	$5,000	$4,999,894
2.188%, 08/23/19	6,000	5,980,743
2.010%, 09/25/19	2,299	2,297,984
Federal Home Loan Banks 2.437%, 07/02/19	5,000	4,999,664
2.208%, 08/16/19	5,000	4,985,945
2.384%, 09/10/19	6,000	5,972,014
Federal Home Loan Mortgage Corp. 0.875%, 07/19/19	2,000	1,998,590
2.436%, 09/03/19	5,000	4,978,578
2.398%, 09/04/19	3,000	2,987,135
1.250%, 10/02/19	3,411	3,402,005
Federal National Mortgage Association 1.000%, 07/26/19	2,447	2,444,915
0.875%, 08/02/19	6,000	5,991,740
1.200%, 08/16/19	2,000	1,997,379
1.000%, 08/28/19	4,206	4,197,743
Tennessee Valley Authority 2.223%, 07/10/19	4,000	3,997,780
2.218%, 07/17/19	6,000	5,994,093

Total AGENCY OBLIGATION (Cost $67,226,202)		67,226,202

U.S. TREASURY OBLIGATION — 24.5%
U.S. Treasury Bills 2.095%, 07/23/19	3,000	2,996,167
2.251%, 08/06/19	6,000	5,986,543
2.320%, 10/17/19	7,000	6,951,731
2.394%, 10/31/19	6,000	5,951,881
U.S. Treasury Note 1.000%, 08/31/19	3,000	2,993,014

Total U.S. TREASURY OBLIGATION (Cost $24,879,336)		24,879,336

	Number of Shares
SHORT-TERM INVESTMENTS — 5.8%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 2.270%) (Cost $5,875,358)	5,875,358	5,875,358

TOTAL INVESTMENTS — 96.6% (Cost $97,980,896)		97,980,896

Other Assets & Liabilities — 3.4%		3,467,479

TOTAL NET ASSETS — 100.0%		$101,448,375

†	See Security Valuation Note.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATION	$67,226,202	$—	$67,226,202	$—
U.S. TREASURY OBLIGATION	24,879,336	—	24,879,336	—
SHORT-TERM INVESTMENTS	5,875,358	5,875,358	—	—

TOTAL INVESTMENTS	$97,980,896	$5,875,358	$92,105,538	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 0.6%
Federal Home Loan Mortgage Corporation — 0.6%
Federal Home Loan Mortgage Corp. 2.650%, 04/08/21 (Cost $1,500,000)	$1,500	$1,500,073

ASSET BACKED SECURITIES — 17.6%
Assurant CLO II Ltd., Series 2018-1A Class A
(3 M ICE LIBOR + 1.040%, Floor 1.040%) 3.632%, 04/20/31 144A @•	1,800	1,785,863
Barings CLO Ltd., Series 2017-1A Class B1
(3 M ICE LIBOR + 1.700%) 4.301%, 07/18/29 144A @•	1,500	1,487,018
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR
(3 M ICE LIBOR + 1.100%, Floor 1.100%) 3.692%, 01/20/31 144A @•	2,500	2,483,627
BlueMountain CLO Ltd., Series 2015-1A Class A1R
(3 M ICE LIBOR + 1.330%) 3.927%, 04/13/27 144A @•	1,400	1,402,225
Consumers Securitization Funding LLC, Series 2014-A Class A1
1.334%, 11/01/20	218	217,194
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A
(3 M ICE LIBOR + 1.120%, Floor 1.120%) 3.712%, 01/20/30 144A @•	3,000	2,980,281
Elm CLO Ltd., Series 2014-1A Class BRR
(3 M ICE LIBOR + 1.750%) 4.338%, 01/17/29 •144A @	2,000	2,000,184
Entergy Arkansas Restoration Funding LLC, Series 2010-A Class A1
2.300%, 08/01/21	331	329,552
Flatiron CLO Ltd., Series 2013-1A Class BR
(3 M ICE LIBOR + 2.350%) 4.938%, 01/17/26 144A @•	2,120	2,120,000
Halcyon Loan Advisors Funding Ltd., Series 2015-2A Class AR
(3 M ICE LIBOR + 1.080%, Floor 1.080%) 3.660%, 07/25/27 144A @•	2,500	2,499,992
Limerock CLO III LLC, Series 2014-3A Class A1R
(3 M ICE LIBOR + 1.200%) 3.792%, 10/20/26 144A @•	1,574	1,575,034
Mariner CLO LLC, Series 2018-6A Class B
(3 M ICE LIBOR + 1.680%) 4.262%, 07/28/31 144A @•	2,000	1,965,558
Navient Private Education Loan Trust144A @•
(3 M ICE LIBOR + 1.700%, Floor 1.700%) 4.094%, 11/15/30, Series 2015-AA Class A3	1,500	1,533,938
(1 M ICE LIBOR + 1.600%) 3.994%, 10/15/31, Series 2014-AA Class A3	1,499	1,529,469
NZCG Funding Ltd., Series 2015-1A Class A2R
(3 M ICE LIBOR + 1.550%, Floor 1.550%) 4.071%, 02/26/31•144A @	1,350	1,326,301

	Par (000)	Value†

Ocean Trails CLO V, Series 2014-5A Class ARR
(3 M ICE LIBOR + 1.280%, Floor 1.280%) 3.877%, 10/13/31 144A @•	$2,000	$1,983,096
Octagon Investment Partners XIX Ltd., Series 2014-1A Class CR
(3 M ICE LIBOR + 2.100%) 4.697%, 04/15/26 144A @•	2,500	2,499,795
SMB Private Education Loan Trust, Series 2015-C Class A3
(1 M ICE LIBOR + 1.950%) 4.344%, 08/16/32 144A @•	2,405	2,465,439
Sound Point CLO V-R Ltd., Series 2014-1RA Class B
(3 M ICE LIBOR + 1.750%, Floor 1.750%) 4.351%, 07/18/31 144A @•	2,000	1,977,712
Steele Creek CLO Ltd., Series 2017-1A Class B
(3 M ICE LIBOR + 1.600%) 4.197%, 01/15/30 144A @•	2,081	2,050,104
Tesla Auto Lease Trust, Series 2018-A Class C
2.970%, 04/20/20 144A @	500	500,698
TRESTLES CLO Ltd., Series 2017-1A Class A1A
(3 M ICE LIBOR + 1.290%) 3.870%, 07/25/29 144A @•	1,250	1,249,084
Verizon Owner Trust144A @
2.220%, 12/20/21, Series 2017-2A Class B	2,000	2,001,795
2.380%, 04/20/22, Series 2017-3A Class B	1,000	1,001,913
Wellfleet CLO Ltd., Series 2017-1A Class A1
(3 M ICE LIBOR + 1.320%) 3.912%, 04/20/29 144A @•	1,250	1,250,051

TOTAL ASSET BACKED SECURITIES (Cost $42,409,306)		42,215,923

COMMERCIAL MORTGAGE BACKED SECURITIES — 14.5%
BHMS, Series 2018-ATLS Class B
(3 M ICE LIBOR + 1.500%, Floor 1.500%) 3.894%, 07/15/35 144A @•	2,000	1,999,973
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D
(3 M ICE LIBOR + 1.800%, Floor 1.800%) 4.194%, 12/15/36 144A @•	1,000	1,002,193
COMM Mortgage Trust, Series 2014-UBS4 Class XA
1.290%, 08/10/47•	43,255	1,882,898
FHLMC Multifamily Structured Pass-Through Certificates•
1.748%, 03/25/22, Series K019 Class X1	26,307	986,857
3.163%, 08/25/25, Series KC02 Class X3	14,500	2,150,410
FREMF Mortgage Trust144A @•
5.687%, 04/25/20, Series 2010-K7 Class B	1,200	1,222,726
3.576%, 08/25/45, Series 2012-K711 Class B	2,000	1,996,184
3.263%, 04/25/46, Series 2013-K713 Class B	1,765	1,770,759
5.553%, 12/25/46, Series 2010-K6 Class B	3,000	3,036,522
3.986%, 01/25/47, Series 2014-K714 Class B	1,500	1,524,899
5.355%, 02/25/47, Series 2011-K14 Class B	1,050	1,099,155
4.080%, 08/25/47, Series 2014-K716 Class B	2,550	2,625,284

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
3.753%, 11/25/47, Series 2014-K717 Class C	$1,500	$1,525,073
4.567%, 12/25/48, Series 2011-K11 Class B	1,500	1,537,311
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B
(3 M ICE LIBOR + 1.250%, Floor 1.250%) 3.644%, 07/15/25 144A @•	1,987	1,988,073
GS Mortgage Securities Trust
4.592%, 08/01/43, Series 2010-C1 Class A2 144A @	1,500	1,518,912
5.148%, 08/01/43, Series 2010-C1 Class B 144A @	2,000	2,041,596
Hawaii Hotel Trust, Series 2019-MAUI Class C
(1 M ICE LIBOR + 1.650%, Floor 1.650%) 4.044%, 05/15/3•144A @	1,500	1,500,932
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH Class C
(1 M ICE LIBOR + 1.360%, Floor 1.360%) 3.754%, 06/15/35 144A @•	2,000	2,001,852
WFRBS Commercial Mortgage Trust, Series 2012-C7 Class XA
1.518%, 06/15/45 144A @•	48,301	1,487,249

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $36,484,739)		34,898,858

CORPORATE BONDS — 57.6%
Advertising — 0.6%
The Interpublic Group of Cos., Inc.
3.500%, 10/01/20	1,500	1,519,109

Aerospace & Defense — 0.4%
United Technologies Corp.
3.350%, 08/16/21	1,000	1,022,090

Agriculture — 1.1%
Altria Group Inc.
3.490%, 02/14/22	1,500	1,542,612
Cargill, Inc.
3.050%, 04/19/21 144A @	1,000	1,013,116

		2,555,728

Airlines — 6.1%
Air Canada Pass Through Trust, Series 2013-1 Class B
5.375%, 05/15/21 144A @	914	943,141
American Airlines Pass Through Trust, Series 2013-2 Class B
5.600%, 07/15/20 144A @	1,272	1,294,989
British Airways Pass Through Trust, Series 2013-1 Class B
5.625%, 06/20/20 144A @	604	614,590
Continental Airlines Pass Through Trust
7.256%, 03/15/20, Series 1999-2 Class A-1	203	204,189
6.250%, 04/11/20, Series 2012-1 Class B	999	1,019,089
7.707%, 04/02/21, Series 2000-2 Class A-1	139	143,874
Delta Air Lines Pass Through Trust, Series 2007-1 Class B
8.021%, 08/10/22	818	902,270

	Par (000)	Value†

Airlines — (continued)
Delta Air Lines, Inc.
2.875%, 03/13/20	$2,000	$2,002,429
3.400%, 04/19/21	1,000	1,015,052
Northwest Airlines Pass Through Trust, Series 2007-1 Class A
7.027%, 11/01/19	2,197	2,227,269
U.S. Airways Pass Through Trust
8.000%, 10/01/19, Series 2012-1 Class B	1,931	1,950,287
6.750%, 06/03/21, Series 2012-2 Class B	2,264	2,402,156

		14,719,335

Auto Manufacturers — 0.4%
General Motors Financial Co., Inc.
(3 M ICE LIBOR + 0.850%) 3.161%, 04/09/21•	1,000	999,544

Banks — 5.3%
Bank of Montreal
3.100%, 07/13/20	1,500	1,515,176
Bank of Nova Scotia
3.125%, 04/20/21	1,500	1,523,215
Central Fidelity Capital Trust I
(3 M ICE LIBOR + 1.000%) 3.597%, 04/15/27•	1,750	1,618,750
CIT Group, Inc.
4.125%, 03/09/21	1,000	1,019,050
Citibank NA
3.400%, 07/23/21	1,500	1,531,925
JPMorgan Chase & Co.
(3 M ICE LIBOR + 3.470%) 6.053% µ,•	1,500	1,499,190
Mitsubishi UFJ Financial Group, Inc.
3.535%, 07/26/21	1,500	1,533,739
PNC Capital Trust C
(3 M ICE LIBOR + 0.570%) 3.090%, 06/01/28•	1,000	900,879
Wells Fargo Bank NA (3 M ICE LIBOR + 0.490%) 3.325%, 07/23/21•	1,500	1,514,335

		12,656,259

Beverages — 1.5%
Constellation Brands, Inc. 2.250%, 11/06/20	2,000	1,995,712
Keurig Dr Pepper, Inc. 3.551%, 05/25/21	1,500	1,532,327

		3,528,039

Biotechnology — 0.6%
Celgene Corp. 2.875%, 02/19/21	1,500	1,512,401

Building Materials — 0.6%
Vulcan Materials Co. (3 M ICE LIBOR + 0.650%) 3.170%, 03/01/21•	1,500	1,501,140

Chemicals — 1.7%
CF Industries, Inc. 7.125%, 05/01/20	1,000	1,032,500

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — (continued)
International Flavors & Fragrances, Inc. 3.400%, 09/25/20	$500	$505,064
Methanex Corp. 3.250%, 12/15/19	1,453	1,454,531
WR Grace & Co. 5.125%, 10/01/21 144A @	1,000	1,037,500

		4,029,595

Commercial Services — 0.4%
Service Corp International 8.000%, 11/15/21	1,000	1,092,500

Computers — 0.4%
IBM Credit LLC 3.450%, 11/30/20	1,000	1,016,713

Diversified Financial Services — 3.4%
AerCap Ireland Capital DAC 4.450%, 12/16/21	1,000	1,038,323
BOC Aviation Ltd. (3 M ICE LIBOR + 1.050%) 3.626%, 05/02/21 144A @•	2,000	2,009,200
GE Capital International Funding Co. 2.342%, 11/15/20	2,000	1,990,505
Park Aerospace Holdings Ltd. 3.625%, 03/15/21 144A @	1,000	1,008,800
USAA Capital Corp. 3.000%, 07/01/20 144A @	2,000	2,014,534

		8,061,362

Electric — 2.6%
CenterPoint Energy, Inc. 3.600%, 11/01/21	1,000	1,027,296
Mississippi Power Co. (3 M ICE LIBOR + 0.650%) 2.961%, 03/27/20•	1,500	1,500,368
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	1,500	1,526,012
San Diego Gas & Electric Co. 1.914%, 02/01/22	688	673,439
Sempra Energy (3 M ICE LIBOR + 0.500%) 3.097%, 01/15/21•	1,500	1,494,990

		6,222,105

Food — 2.7%
Campbell Soup Co. 3.300%, 03/15/21	2,000	2,025,700
General Mills, Inc. 3.200%, 04/16/21	1,000	1,015,172
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19 144A @	1,500	1,494,723
Smithfield Foods, Inc. 2.700%, 01/31/20 144A @	2,000	1,995,844

		6,531,439

	Par (000)	Value†

Healthcare Products — 1.7%
Becton Dickinson and Co. 2.404%, 06/05/20	$2,000	$1,998,488
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 3.169%, 03/19/21•	2,000	1,997,867

		3,996,355

Healthcare Services — 2.7%
Cigna Corp. 3.200%, 09/17/20 144A @	2,500	2,523,087
HCA Healthcare, Inc. 6.250%, 02/15/21	1,000	1,047,500
Humana, Inc. 2.500%, 12/15/20	1,000	1,000,530
UnitedHealth Group, Inc. 3.150%, 06/15/21	2,000	2,035,609

		6,606,726

Home Builders — 1.2%
DR Horton, Inc. 2.550%, 12/01/20	2,000	2,000,858
Lennar Corp. 2.950%, 11/29/20	1,000	995,000

		2,995,858

Internet — 0.7%
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	1,750	1,753,761

Leisure Time — 1.1%
Royal Caribbean Cruises Ltd. 2.650%, 11/28/20	1,500	1,503,822
Silversea Cruise Finance Ltd. 7.250%, 02/01/25 144A @	1,000	1,074,700

		2,578,522

Lodging — 2.0%
Marriott International, Inc.• (3 M ICE LIBOR + 0.600%) 3.120%, 12/01/20	2,000	2,007,642
(3 M ICE LIBOR + 0.650%) 3.103%, 03/08/21	1,500	1,504,106
MGM Resorts International 6.625%, 12/15/21	1,250	1,350,000

		4,861,748

Machinery — Diversified — 2.5%
ABB Finance USA, Inc. 2.800%, 04/03/20	1,500	1,503,300
Caterpillar Financial Services Corp. 3.150%, 09/07/21	1,500	1,529,834
John Deere Capital Corp. (3 M ICE LIBOR + 0.240%) 2.676%, 03/12/21•	2,000	1,999,740
Wabtec Corp. (3 M ICE LIBOR + 1.300%) 3.710%, 09/15/21•	1,000	997,137

		6,030,011

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — 2.2%
Charter Communications Operating LLC 4.464%, 07/23/22	$1,500	$1,576,160
Comcast Corp. 3.450%, 10/01/21	2,000	2,057,836
Fox Corp. 3.666%, 01/25/22 144A @	1,500	1,550,125

		5,184,121

Miscellaneous Manufacturing — 0.6%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	1,500	1,510,169

Oil & Gas — 2.1%
EOG Resources, Inc. 2.450%, 04/01/20	2,000	1,999,738
EQT Corp. 2.500%, 10/01/20	1,000	997,389
Phillips 66 (3 M ICE LIBOR + 0.600%) 3.121%, 02/26/21•	2,000	2,000,067

		4,997,194

Packaging and Containers — 1.7%
Ball Corp. 4.375%, 12/15/20	1,525	1,558,550
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	969	971,530
Sealed Air Corp. 6.500%, 12/01/20 144A @	1,500	1,552,500

		4,082,580

Pharmaceuticals — 3.6%
Bayer US Finance II LLC 3.500%, 06/25/21 144A @	2,000	2,028,968
Bristol-Myers Squibb, Co. 2.600%, 05/16/22 144A @	1,000	1,012,692
CVS Health Corp. (3 M ICE LIBOR + 0.630%) 3.083%, 03/09/20•	2,000	2,004,853
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,000	1,996,900
Zoetis, Inc. 3.250%, 08/20/21	1,500	1,523,220

		8,566,633

Pipelines — 1.9%
DCP Midstream Operating LP 5.350%, 03/15/20 144A @	1,000	1,013,750
Energy Transfer Operating LP 7.500%, 10/15/20	1,500	1,591,064
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	2,000	2,009,306

		4,614,120

Real Estate Investment Trusts — 0.8%
GLP Capital LP 4.875%, 11/01/20	2,000	2,034,720

	Par (000)	Value†

Retail — 1.3%
Family Dollar Stores, Inc. 5.000%, 02/01/21	$1,500	$1,548,750
Penske Automotive Group, Inc. 3.750%, 08/15/20	1,500	1,500,000

		3,048,750

Semiconductors — 1.3%
Analog Devices, Inc. 2.850%, 03/12/20	1,000	1,002,877
Broadcom, Inc. 3.125%, 04/15/21 144A @	2,000	2,012,950

		3,015,827

Software — 1.9%
Activision Blizzard, Inc. 2.300%, 09/15/21	1,000	998,118
CDK Global, Inc. 3.800%, 10/15/19	1,500	1,501,875
VMware, Inc. 2.300%, 08/21/20	2,000	1,994,620

		4,494,613

Telecommunications — 0.5%
Sprint Spectrum Co., LLC 3.360%, 09/20/21 144A @	1,125	1,125,293

TOTAL CORPORATE BONDS (Cost $137,524,472)		138,464,360

MUNICIPAL BONDS — 3.2%
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Series A 6.166%, 07/01/40	2,000	2,074,320
New York City, New York, Build America Bonds Fiscal 2010 Subordinate Series H-1 6.246%, 06/01/35	1,510	1,557,308
State of Florida, State Board of Education Lottery Revenue, Build America Bonds, Series B 6.584%, 07/01/29	2,000	2,000,000
University of Texas System, Build America Bonds, Series B 6.276%, 08/15/41	2,000	2,009,900

Total MUNICIPAL BONDS (Cost $7,646,423)		7,641,528

RESIDENTIAL MORTGAGE BACKED SECURITIES — 0.0%
Fannie Mae Pool — 0.0%
Fannie Mae Pool 4.000%, 06/01/20 (Cost $10,585)	11	10,981

U.S. TREASURY OBLIGATION — 3.9%
U.S. Treasury Inflation Indexed Bonds
1.375%, 01/15/20	2,068	2,063,538
0.375%, 07/15/27	4,440	4,480,823

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
U.S. TREASURY OBLIGATION — (continued)
U.S. Treasury Note 2.750%, 11/30/20	$2,700	$2,733,750

Total U.S. TREASURY OBLIGATION (Cost $9,188,813)		9,278,111

	Number of Shares
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $3,050,053)	3,050,053	3,050,053

TOTAL INVESTMENTS — 98.7% (Cost $237,814,391)		237,059,887

Other Assets & Liabilities — 1.3%		3,172,423

TOTAL NET ASSETS — 100.0%		$240,232,310

µ	Perpetual security with no stated maturity date.
†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $102,631,439, which represents 42.7% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

NA — National Association.

Country Weightings as of 6/30/2019††
United States	79%
Cayman Islands	14
Ireland	3
Canada	2
Japan	1
Singapore	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATION	$9,278,111	$—	9,278,111	$—
ASSET BACKED SECURITIES	42,215,923	—	42,215,923	—
AGENCY OBLIGATIONS	1,500,073	—	1,500,073	—
COMMERCIAL MORTGAGE BACKED SECURITIES	34,898,858	—	34,898,858	—
CORPORATE BONDS	138,464,360	—	138,464,360	—
MUNICIPAL BONDS	7,641,528	—	7,641,528	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	10,981	—	10,981	—
SHORT-TERM INVESTMENTS	3,050,053	3,050,053	—	—

TOTAL INVESTMENTS	$237,059,887	$3,050,053	$234,009,834	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$815,937	$815,937	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$815,937	$815,937	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Limited Maturity Bond Fund

Open futures contracts held by the Fund at June 30, 2019 were as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciatoin
Buy/Long	US Treasury 2 year Note	9/30/2019	120	2,000	$108	$25,821,563	$165,938	$—
Buy/Long	US Treasury 5 year Note	9/30/2019	143	1,000	118	16,896,344	245,781	—
Buy/Long	US Treasury 10 year Note	9/19/2019	120	1,000	128	15,356,250	330,937	—
Buy/Long	US Treasury 10 year Ultra Bond	9/19/2019	20	1,000	138	2,762,500	73,281	—

Total							$815,937	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 10.5%
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%) 4.331%, 04/18/31 144A @•	$3,000	$2,949,858
Mountain View CLO LLC, Series 2017-2A Class A (3 M ICE LIBOR + 1.210%) 3.811%, 01/16/31 144A @•	3,500	3,471,013
Navient Private Education Loan Trust, Series 2015-AA Class A3 (1 M ICE LIBOR + 1.700%, Floor 1.700%) 4.094%, 11/15/30 144A @•	3,000	3,067,877
SLM Student Loan Trust, Series 2012-6 Class B (1 M ICE LIBOR + 1.000%) 3.404%, 04/27/43•	4,860	4,467,625
SMB Private Education Loan Trust
(1 M ICE LIBOR + 1.950%) 4.344%, 08/16/32, Series 2015-C Class A3 144A @•	5,000	5,125,652
4.000%, 09/15/42, Series 2014-A Class B 144A @	1,930	1,995,671
3.500%, 09/15/43, Series 2015-C Class B 144A @	5,000	5,087,820
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%) 4.351%, 07/18/31 144A @•	6,000	5,933,136
Steele Creek CLO Ltd., Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%) 4.060%, 06/15/31 144A @•	3,250	3,199,437
TRINITAS CLO IV Ltd., Series 2016-4A Class A2FR 4.548%, 10/18/31 144A @	4,300	4,349,110
Venture 37 CLO Ltd., Series 2019-37A Class A1F 3.657%, 07/15/32 144A @	5,000	5,000,000

TOTAL ASSET BACKED SECURITIES (Cost $44,669,617)		44,647,199

COMMERCIAL MORTGAGE BACKED SECURITIES — 16.2%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	5,512,735
CFCRE Commercial Mortgage Trust, Series 2011-C1 Class A4 4.961%, 04/15/44 144A @•	736	762,743
FHLMC Multifamily Structured Pass-Through Certificates 1.748%, 03/25/22, Series K019 Class X1•	47,461	1,780,371
3.062%, 12/25/24, Series K043 Class A2	3,000	3,123,408
2.653%, 08/25/26, Series K058 Class A2	5,000	5,105,984
3.347%, 11/25/26, Series K061 Class A2•	4,750	5,057,773
FREMF Mortgage Trust144A @• 4.479%, 12/25/44, Series 2012-K17 Class B	4,000	4,180,805
4.167%, 05/25/45, Series 2012-K19 Class C	4,500	4,651,052

	Par (000)	Value†

3.576%, 08/25/45, Series 2012-K711 Class C	$6,000	$5,988,064
3.782%, 10/25/45, Series 2012-K23 Class C	5,000	5,123,067
5.553%, 12/25/46, Series 2010-K6 Class B	7,795	7,889,896
3.159%, 10/25/47, Series 2014-K503 Class B	5,000	4,991,430
3.762%, 08/25/48, Series 2015-K48 Class B	5,000	5,100,180
4.567%, 12/25/48, Series 2011-K11 Class B	3,000	3,074,623
4.058%, 01/25/49, Series 2016-K52 Class B	5,065	5,297,343
Government National Mortgage Association, Series 2011-77 Class D 5.212%, 10/16/45•	1,203	1,275,150

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $67,292,602)		68,914,624

CORPORATE BONDS — 56.6%
Aerospace & Defense — 1.5%
General Dynamics Corp. 3.500%, 05/15/25	3,000	3,196,535
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	3,077,877

		6,274,412

Agriculture — 0.7%
Cargill, Inc. 3.250%, 03/01/23 144A @	3,000	3,088,927

Airlines — 6.6%
Air Canada Pass Through Trust, Series 2013-1 Class B 5.375%, 11/15/22 144A @	3,338	3,446,459
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 07/15/20 144A @	2,272	2,312,480
Continental Airlines Pass Through Trust 6.250%, 10/11/21, Series 2012-1 Class B	794	809,277
5.500%, 04/29/22, Series 2012-2 Class B	1,500	1,539,606
Delta Air Lines Pass Through Trust 6.821%, 02/10/24, Series 2007-1 Class A	3,118	3,431,148
8.021%, 02/10/24, Series 2007-1 Class B	3,760	4,148,337
4.250%, 01/30/25, Series 2015-1 Class B	2,316	2,453,739
Delta Air Lines, Inc. 3.800%, 04/19/23	2,000	2,053,161
Northwest Airlines Pass Through Trust, Series 2007-1 Class A 7.027%, 05/01/21	3,242	3,286,646
United Airlines Pass Through Trust 4.750%, 10/11/23, Series 2014-1 Class B	1,847	1,902,393
3.100%, 01/07/30, Series 2016-1 Class AA	2,763	2,775,387

		28,158,633

Auto Manufacturers — 1.0%
BMW US Capital LLC 3.450%, 04/12/23 144A @	4,000	4,121,960

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — 5.5%
BAC Capital Trust XIII (3 M ICE LIBOR + 0.400%) 4.000% µ,•	$3,896	$3,194,720
JPMorgan Chase & Co. (3 M ICE LIBOR + 0.500%) 3.079%, 02/01/2•	2,950	2,684,500
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 3.059%, 07/01/28•	2,640	2,376,000
NTC Capital I (3 M ICE LIBOR + 0.520%) 3.117%, 01/15/27•	5,595	5,168,661
PNC Capital Trust C (3 M ICE LIBOR + 0.570%) 3.090%, 06/01/28•	2,235	2,013,465
State Street Corp. (3 M ICE LIBOR + 0.560%) 3.078%, 05/15/28•	2,500	2,295,500
USB Capital IX (3 M ICE LIBOR + 1.020%) 3.617% µ,•	4,000	3,270,000
Wachovia Capital Trust III (3 M ICE LIBOR + 0.930%) 5.570% µ,•	2,510	2,511,155

		23,514,001

Biotechnology — 2.0%
Amgen, Inc. 2.700%, 05/01/22	3,000	3,030,042
2.650%, 05/11/22	2,000	2,015,217
Celgene Corp.
4.625%, 05/15/44	3,000	3,420,136

		8,465,395

Building Materials — 1.6%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,184,644
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,800,269

		6,984,913

Chemicals — 0.7%
Methanex Corp. 3.250%, 12/15/19	3,159	3,162,329

Commercial Services — 1.3%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	2,026,243
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	998,818
IHS Markit Ltd. 5.000%, 11/01/22 144A @	2,500	2,648,750

		5,673,811

Computers — 0.8%
Dell International LLC 5.450%, 06/15/23 144A @	3,000	3,233,375

	Par (000)	Value†

Diversified Financial Services — 2.5%
Air Lease Corp. 3.750%, 02/01/22	$2,000	$2,044,189
Avolon Holdings Funding, Ltd. 3.625%, 05/01/22 144A @	3,000	3,040,800
GE Capital International Funding Co. 4.418%, 11/15/35	3,000	2,969,270
Raymond James Financial, Inc. 3.625%, 09/15/26	2,500	2,570,966

		10,625,225

Electric — 3.8%
ComEd Financing III 6.350%, 03/15/33	3,355	3,417,853
Dominion Energy, Inc. 4.250%, 06/01/28	3,000	3,263,077
FirstEnergy Corp. 3.900%, 07/15/27	4,000	4,201,017
Vistra Operations Co., LLC 3.550%, 07/15/24 144A @	3,000	3,017,648
5.000%, 07/31/27 144A @	2,000	2,072,500

		15,972,095

Food — 4.4%
General Mills, Inc. 4.000%, 04/17/25	3,000	3,190,777
JM Smucker Co. 3.375%, 12/15/27	2,000	2,043,910
Kellogg Co. 2.650%, 12/01/23	3,000	3,033,316
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,659,678
Mars, Inc. 3.875%, 04/01/39 144A @	3,500	3,706,072
Smithfield Foods, Inc. 3.350%, 02/01/22 144A @	3,000	2,992,528

		18,626,281

Forest Products & Paper — 0.6%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,536,114

Gas — 0.6%
The Brooklyn Union Gas Co. 3.407%, 03/10/26 144A @	2,500	2,573,895

Healthcare Products — 1.8%
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	2,042,413
Boston Scientific Corp. 3.750%, 03/01/26	3,000	3,190,805
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,008,046
(3 M ICE LIBOR + 0.750%) 3.169%, 03/19/21•	1,500	1,498,400

		7,739,664

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 0.5%
HCA Healthcare, Inc. 6.250%, 02/15/21	$2,000	$2,095,000

Home Builders — 0.2%
Lennar Corp. 2.950%, 11/29/20	1,000	995,000

Housewares — 0.6%
Newell Brands, Inc. 4.200%, 04/01/26	2,500	2,484,580

Internet — 1.0%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	1,000	1,015,942
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	3,000	3,006,448

		4,022,390

Lodging — 0.9%
Marriott International, Inc. 4.500%, 10/01/34	3,500	3,775,236

Media — 2.0%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,152,321
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,206,676
Comcast Corp. 3.950%, 10/15/25	4,000	4,315,520

		8,674,517

Mining — 0.2%
Newmont Goldcorp Corp. 3.625%, 06/09/21 144A @	1,000	1,018,274

Oil & Gas — 1.4%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,033,651
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,513,920
Newfield Exploration Co. 5.375%, 01/01/26	2,000	2,191,541

		5,739,112

Packaging and Containers — 0.7%
Ball Corp. 4.375%, 12/15/20	3,000	3,066,000

Pharmaceuticals — 2.8%
AbbVie, Inc. 2.300%, 05/14/21	3,000	2,981,860
CVS Health Corp. 4.100%, 03/25/25	2,000	2,109,380
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,264,165
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,164,139
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,291,977

		11,811,521

	Par (000)	Value†

Pipelines — 2.9%
Energy Transfer Operating LP 7.500%, 10/15/20	$3,000	$3,182,129
Energy Transfer Partners LP 5.875%, 03/01/22	2,000	2,145,412
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	4,000	4,018,611
Transcanada Trust (3 M ICE LIBOR + 4.640%) 5.875%, 08/15/76•	3,000	3,079,200

		12,425,352

Real Estate Investment Trusts — 2.0%
American Tower Corp. 4.700%, 03/15/22	2,500	2,644,020
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,929,293
SBA Tower Trust 3.156%, 10/10/45 144A @	3,000	3,004,673

		8,577,986

Retail — 1.5%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 144A @	3,000	3,060,686
Starbucks Corp. 3.100%, 03/01/23	3,000	3,085,622

		6,146,308

Software — 1.5%
CDK Global, Inc. 3.800%, 10/15/19	3,500	3,504,375
VMware, Inc. 2.950%, 08/21/22	3,000	3,024,123

		6,528,498

Telecommunications — 1.4%
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	4,153,389
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	1,688	1,687,939

		5,841,328

Transportation — 1.6%
BNSF Railway Co. Pass Through Trust, Series 2015-1 3.442%, 06/16/28 144A @	2,549	2,665,654
Federal Express Corp. Pass Through Trust, Series 1999 7.650%, 07/15/24	670	722,732
Union Pacific Corp. 3.375%, 02/01/35	3,336	3,320,235

		6,708,621

TOTAL CORPORATE BONDS (Cost $235,006,271)		240,660,753

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
MUNICIPAL BONDS — 4.8%
Florida Governmental Utility Authority, Lindrick Utility System, Build America Bonds, Series B 7.630%, 10/01/30	$2,250	$2,340,450
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Series A 6.166%, 07/01/40	5,000	5,185,800
Northeast Ohio Regional Sewer District, Build America Bonds 6.038%, 11/15/40	3,755	3,942,938
State of Texas, Public Finance Authority 3.952%, 10/01/37	3,500	3,778,005
University of Texas System, Build America Bonds, Series B 6.276%, 08/15/41	5,020	5,044,849

Total MUNICIPAL BONDS (Cost $20,010,909)		20,292,042

RESIDENTIAL MORTGAGE BACKED SECURITIES — 8.4%
Collateralized Mortgage Obligation — 1.1%
Agate Bay Mortgage Trust, Series 2016-3 Class A5 3.500%, 08/25/46 144A @•	4,847	4,925,380

Fannie Mae Pool — 4.4%
2.500%, 01/01/43	2,193	2,186,096
2.500%, 02/01/43	6,320	6,300,852
3.500%, 09/01/43	1,059	1,098,938
3.500%, 09/01/47	8,750	9,008,360

		18,594,246

Freddie Mac Gold Pool — 0.3%
3.500%, 01/01/41	1,387	1,432,274

Freddie Mac REMICS — 2.6%
3.500%, 09/15/43, Series 4640 Class LG	5,899	6,098,627
5.000%, 11/15/45, Series 4800 Class KB	4,935	5,247,283

		11,345,910

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $35,304,728)		36,297,810

U.S. TREASURY OBLIGATION — 2.6%
U.S. Treasury Bond 1.625%, 05/15/26	1,500	1,476,328
2.875%, 05/15/43	3,000	3,208,594
3.625%, 08/15/43	2,000	2,414,140
U.S. Treasury Inflation Indexed Bonds 0.375%, 07/15/25	970	980,436
1.000%, 02/15/46	2,157	2,259,928
U.S. Treasury Note 2.000%, 07/31/22(a)	600	604,969

Total U.S. TREASURY OBLIGATION (Cost $10,348,540)		10,944,395

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $738,044)	738,044	$738,044

TOTAL INVESTMENTS — 99.3% (Cost $413,370,711)		422,494,867

Other Assets & Liabilities — 0.7%		2,922,051

TOTAL NET ASSETS — 100.0%		$425,416,918

µ	Perpetual security with no stated maturity date.
†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $161,289,729, which represents 37.91% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(a)	All or portion of securities segregated as collateral for futures contracts.

CLO — Collateralized Loan Obligation.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 6/30/2019††
United States	87%
Cayman Islands	7
Canada	3
Bangladesh	1
Ireland	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2019.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Quality Bond Fund

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATION	$10,944,395	$—	$10,944,395	$—
ASSET BACKED SECURITIES	44,647,199	—	44,647,199	—
COMMERCIAL MORTGAGE BACKED SECURITIES	68,914,624	—	68,914,624	—
CORPORATE BONDS	240,660,753	—	240,660,753	—
MUNICIPAL BONDS	20,292,042	—	20,292,042	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	36,297,810	—	36,297,810	—
SHORT-TERM INVESTMENTS	738,044	738,044	—	—

TOTAL INVESTMENTS	$422,494,867	$738,044	$421,756,823	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$2,374,461	$2,374,461	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$2,374,461	$2,374,461	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Open futures contracts held by the Fund at June 30, 2019 were as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	US Treasury 2 year Note	9/30/2019	155	2,000	$108	$33,352,852	$214,336	$—
Buy/Long	US Treasury 5 year Note	9/30/2019	545	1,000	118	64,395,156	936,719	—
Buy/Long	US Treasury 10 year Note	9/19/2019	100	1,000	128	12,796,875	275,781	—
Buy/Long	US Treasury Ultra Bond	9/19/2019	133	1,000	178	23,615,813	947,625	—

Total							$2,374,461	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B*(1)	1	$0

Telecommunications — 0.0%
T-Mobile USA, Inc. (Escrow)*	455,000	0
T-Mobile USA, Inc. (Escrow)*	405,000	0

		0

TOTAL COMMON STOCKS (Cost $24,225)		0

PREFERRED STOCKS — 0.8%

Oil & Gas — 0.8%
Targa Resources Corp. CONV*	1,175	1,268,067

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*(1)	725	0

TOTAL PREFERRED STOCKS (Cost $1,304,279)		1,268,067

	Par (000)
CORPORATE BONDS — 87.7%

Advertising — 1.5%
Lamar Media Corp. 5.750%, 02/01/26	$350	367,937
Outfront Media Capital LLC 5.625%, 02/15/24	1,000	1,028,750
5.000%, 08/15/27 144A @	1,000	1,023,700

		2,420,387

Airlines — 0.9%
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 07/15/20 144A @	1,409	1,433,738

Auto Parts & Equipment — 0.6%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.250%, 05/15/26 144A @	1,000	1,038,750

Banks — 0.7%
CIT Group, Inc. 6.125%, 03/09/28	1,000	1,137,500

Building Materials — 0.5%
Norbord, Inc. 5.750%, 07/15/27 144A @	750	754,688

Chemicals — 1.0%
GCP Applied Technologies, Inc. 5.500%, 04/15/26 144A @	1,500	1,522,500

Coal — 1.1%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500%, 05/01/25 144A @	1,750	1,837,500

	Par (000)	Value†

Commercial Services — 3.4%
Aramark Services, Inc. 5.000%, 02/01/28 144A @	$1,000	$1,028,750
Harsco, Corp. 5.750%, 07/31/27 144A @	1,000	1,041,360
Service Corp. International 7.500%, 04/01/27	1,500	1,792,500
5.125%, 06/01/29	750	789,375
United Rentals North America, Inc. 6.500%, 12/15/26	750	811,875

		5,463,860

Diversified Financial Services — 2.1%
Ally Financial, Inc. 3.875%, 05/21/24	750	767,813
Lions Gate Capital Holdings LLC 6.375%, 02/01/24 144A @	750	788,437
LPL Holdings, Inc. 5.750%, 09/15/25 144A @	825	844,594
Vantiv LLC/Vantiv Issuer Corp. 4.375%, 11/15/25 144A @	1,000	1,038,750

		3,439,594

Electric — 8.1%
AES Corp. 6.000%, 05/15/26	1,000	1,060,000
DPL, Inc. 7.250%, 10/15/21	732	786,900
4.350%, 04/15/29 144A @	1,500	1,526,442
Itron, Inc. 5.000%, 01/15/26 144A @	1,000	1,022,500
NRG Energy, Inc. 7.250%, 05/15/26	1,500	1,651,875
5.250%, 06/15/29 144A @	1,150	1,227,625
Resideo Funding, Inc. 6.125%, 11/01/26 144A @	1,000	1,040,000
Talen Energy Supply LLC 6.625%, 01/15/28 144A @	1,000	993,750
Vistra Energy Corp. 8.000%, 01/15/25 144A @	1,000	1,057,500
Vistra Operations Co., LLC 5.500%, 09/01/26 144A @	750	792,188
5.625%, 02/15/27 144A @	750	794,062
5.000%, 07/31/27 144A @	1,000	1,036,250

		12,989,092

Energy-Alternate Sources — 0.7%
TerraForm Power Operating LLC 5.000%, 01/31/28 144A @	1,089	1,093,084

Entertainment — 6.1%
AMC Entertainment Holdings, Inc. 6.125%, 05/15/27	750	667,500
Cedar Fair LP 5.250%, 07/15/29 144A @	1,000	1,020,310
Churchill Downs, Inc. 5.500%, 04/01/27 144A @	750	785,156

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
Cinemark USA, Inc. 4.875%, 06/01/23	$600	$607,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 144A @	850	898,875
International Game Technology PLC 6.500%, 02/15/25 144A @	1,315	1,436,638
Penn National Gaming, Inc. 5.625%, 01/15/27 144A @	1,000	987,500
Scientific Games International, Inc. 5.000%, 10/15/25 144A @	750	757,500
8.250%, 03/15/26 144A @	1,500	1,574,985
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	1,000	1,015,625

		9,751,589

Environmental Control — 2.6%
Clean Harbors, Inc. 4.875%, 07/15/27 144A @	750	762,262
5.125%, 07/15/29 144A @	750	765,000
Stericycle, Inc. 5.375%, 07/15/24 144A @	1,500	1,565,805
Waste Pro USA, Inc. 5.500%, 02/15/26 144A @	1,000	1,022,500

		4,115,567

Food — 1.9%
Lamb Weston Holdings, Inc. 4.875%, 11/01/26 144A @	1,000	1,040,000
Post Holdings, Inc. 8.000%, 07/15/25 144A @	370	395,900
Smithfield Foods, Inc. 5.200%, 04/01/29 144A @	1,500	1,635,248

		3,071,148

Gas — 0.6%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650% µ,•	1,000	975,000

Healthcare Products — 0.6%
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	1,000	1,033,550

Healthcare Services — 3.5%
Centene Corp. 5.375%, 06/01/26 144A @	1,000	1,051,250
HCA, Inc. 5.375%, 09/01/26	1,500	1,616,250
4.125%, 06/15/29	750	770,985
MPH Acquisition Holdings LLC 7.125%, 06/01/24 144A @	1,500	1,406,550
WellCare Health Plans, Inc. 5.375%, 08/15/26 144A @	750	795,000

		5,640,035

	Par (000)	Value†

Housewares — 1.6%
American Greetings Corp. 8.750%, 04/15/25 144A @	$1,500	$1,387,500
Newell Brands, Inc. 4.200%, 04/01/26	1,100	1,093,215

		2,480,715

Insurance — 1.0%
CNO Financial Group, Inc. 5.250%, 05/30/25	750	808,125
5.250%, 05/30/29	750	811,875

		1,620,000

Internet — 1.0%
Go Daddy Operating Co., LLC/GD Finance Co., Inc. 5.250%, 12/01/27 144A @	750	776,250
Netflix, Inc. 5.375%, 11/15/29 144A @	750	796,643

		1,572,893

Iron & Steel — 1.5%
Alcoa Nederland Holdings BV 7.000%, 09/30/26 144A @	1,000	1,070,000
Steel Dynamics, Inc. 5.000%, 12/15/26	1,300	1,355,250

		2,425,250

Leisure Time — 1.0%
Silversea Cruise Finance Ltd. 7.250%, 02/01/25 144A @	1,500	1,612,050

Lodging — 2.8%
Boyd Gaming Corp. 6.000%, 08/15/26	1,000	1,051,250
Golden Nugget, Inc. 6.750%, 10/15/24 144A @	750	772,500
MGM Resorts International 5.500%, 04/15/27	1,150	1,206,062
Wynn Macau Ltd. 5.500%, 10/01/27 144A @	1,430	1,390,675

		4,420,487

Machinery — Diversified — 2.4%
Mueller Water Products, Inc. 5.500%, 06/15/26 144A @	1,000	1,033,750
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25 144A @	1,500	1,518,750
Stevens Holding Co., Inc. 6.125%, 10/01/26 144A @	1,200	1,264,500

		3,817,000

Media — 8.5%
AMC Networks, Inc. 4.750%, 08/01/25	1,000	1,010,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, 05/01/26 144A @	$1,500	$1,569,825
5.125%, 05/01/27 144A @	1,000	1,035,360
Clear Channel Worldwide Holdings, Inc. 9.250%, 02/15/24 144A @	125	135,625
CSC Holdings LLC 5.375%, 07/15/23 144A @	1,000	1,027,500
10.875%, 10/15/25 144A @	1,725	1,977,281
6.500%, 02/01/29 144A @	1,800	1,964,250
Entercom Media Corp. 7.250%, 11/01/24 144A @	750	790,313
Nexstar Escrow, Inc. 5.625%, 07/15/27 144A @	1,000	1,023,750
Sirius XM Radio, Inc. 5.500%, 07/01/29 144A @	750	768,900
Unitymedia GmbH 6.125%, 01/15/25 144A @	625	650,156
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.000%, 01/15/25 144A @	400	412,000
VTR Finance BV 6.875%, 01/15/24 144A @	1,150	1,190,250

		13,555,210

Mining — 1.3%
Novelis Corp. 5.875%, 09/30/26 144A @	1,000	1,012,500
TriMas Corp. 4.875%, 10/15/25 144A @	1,000	1,012,500

		2,025,000

Miscellaneous Manufacturing — 1.0%
Amsted Industries, Inc. 5.375%, 09/15/24 144A @	1,500	1,535,625

Oil & Gas — 3.1%
Denbury Resources, Inc. 9.000%, 05/15/21 144A @	1,500	1,477,500
Parkland Fuel Corp. 5.875%, 07/15/27 144A @	750	761,962
Sunoco LP/Sunoco Finance Corp. 6.000%, 04/15/27 144A @	1,150	1,207,500
Transocean, Inc. 8.375%, 12/15/21	1,500	1,576,875

		5,023,837

Oil & Gas Services — 1.2%
Archrock Partners LP/Archrock Partners Finance Corp. 6.875%, 04/01/27 144A @	1,000	1,045,100
Transocean Phoenix 2 Ltd. 7.750%, 10/15/24 144A @	750	800,625

		1,845,725

	Par (000)	Value†

Packaging and Containers — 0.5%
Berry Global Escrow Corp. 5.625%, 07/15/27 144A @	$750	$780,000
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	7	6,801

		786,801

Pharmaceuticals — 2.0%
Bausch Health Americas, Inc. 8.500%, 01/31/27 144A @	2,000	2,199,040
Bausch Health Cos, Inc. 5.750%, 08/15/27 144A @	1,000	1,050,980

		3,250,020

Pipelines — 6.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.750%, 03/01/27 144A @	1,400	1,400,000
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/26 144A @	1,000	1,007,500
Cheniere Corpus Christi Holdings LLC 7.000%, 06/30/24	1,250	1,437,625
5.125%, 06/30/27	1,000	1,086,250
Cheniere Energy Partners LP 5.625%, 10/01/26 144A @	750	791,250
DCP Midstream Operating LP 5.125%, 05/15/29	750	770,625
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 02/15/26 144A @	750	771,562
NGPL PipeCo LLC 4.875%, 08/15/27 144A @	1,000	1,058,750
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, 09/15/24 144A @	1,350	1,393,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.500%, 07/15/27 144A @	1,000	1,091,250

		10,808,687

Real Estate — 4.3%
CyrusOne LP/CyrusOne Finance Corp. 5.375%, 03/15/27	1,750	1,841,875
Equinix, Inc. 5.875%, 01/15/26	2,000	2,117,500
ESH Hospitality, Inc. 5.250%, 05/01/25 144A @	1,000	1,023,750
Greystar Real Estate Partners LLC 5.750%, 12/01/25 144A @	750	765,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, 02/01/27 144A @	1,000	1,077,500

		6,825,625

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — 2.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/26 144A @	$1,000	$1,048,740
New Red Finance, Inc.
4.250%, 05/15/24 144A @	1,000	1,011,250
5.000%, 10/15/25 144A @	750	755,850
Party City Holdings, Inc. 6.625%, 08/01/26 144A @	750	727,500

		3,543,340

Semiconductors — 0.7%
Sensata Technologies BV 5.625%, 11/01/24 144A @	1,000	1,077,500

Software — 1.1%
ACI Worldwide, Inc. 5.750%, 08/15/26 144A @	750	782,100
IQVIA, Inc. 5.000%, 10/15/26 144A @	1,000	1,032,500

		1,814,600

Telecommunications — 5.8%
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	1,027,500
Level 3 Financing, Inc. 5.375%, 01/15/24	1,000	1,022,500
SoftBank Group Corp. 5.125%, 09/19/27	600	610,515
Sprint Corp. 7.250%, 09/15/21	1,000	1,062,500
7.125%, 06/15/24	750	795,225
7.625%, 03/01/26	1,000	1,066,000
T-Mobile USA, Inc. 6.375%, 03/01/25	750	778,875
ViaSat, Inc. 5.625%, 04/15/27 144A @	1,050	1,092,000
Virgin Media Secured Finance PLC 5.500%, 08/15/26 144A @	1,750	1,813,437

		9,268,552

Transportation — 2.0%
H&E Equipment Services, Inc. 5.625%, 09/01/25	1,000	1,028,500
IAA, Inc. 5.500%, 06/15/27 144A @	1,000	1,040,000
Park Aerospace Holdings Ltd. 5.250%, 08/15/22 144A @	1,100	1,161,380

		3,229,880

TOTAL CORPORATE BONDS (Cost $135,075,429)		140,256,379

	Par (000)	Value†
LOAN AGREEMENTS — 4.6%‡

Chemicals — 0.9%
Hexion International Holdings BV (3 M LIBOR + 2.750%) 5.350%, 10/03/20 •	$750	$749,535
Hexion, Inc. 0.000%, 06/26/26 •	750	745,312

		1,494,847

Insurance — 1.0%
Asurion LLC (1 M LIBOR + 6.500%) 8.902%, 08/04/25 •	1,495	1,514,629

Lodging — 0.6%
CCM Merger, Inc. (1 M LIBOR + 2.250%) 4.652%, 08/06/21 •	870	867,757
Golden Nugget, Inc. (1 M LIBOR + 2.750%) 5.144%, 10/04/23 •	4	0

		867,757

Packaging and Containers — 0.4%
Ball Metalpack Finco LLC (3 M LIBOR + 8.750%) 11.272%, 07/24/26 •	750	705,000

Pipelines — 0.9%
Prairie ECI Acquiror LP (3 M LIBOR + 4.750%) 7.080%, 03/11/26 •	1,496	1,501,113

Telecommunications — 0.8%
Intelsat Jackson Holdings S.A. (6 M LIBOR + 6.625%) 6.625%, 01/02/24 •	1,300	1,304,329

TOTAL LOAN AGREEMENTS‡ (Cost $7,408,052)		7,387,675

	Number of Shares
SHORT-TERM INVESTMENTS — 7.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $12,026,400)	12,026,400	12,026,400

TOTAL INVESTMENTS — 100.6% (Cost $155,838,385)		160,938,521

Other Assets & Liabilities — (0.6)%		(978,642)

TOTAL NET ASSETS — 100.0%		$159,959,879

µ	Perpetual security with no stated maturity date.
(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the valuation hierarchy table located at the end of the Schedule of Investments.

†	See Security Valuation Note.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

High Yield Bond Fund

‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2019. Loan Agreements, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $101,859,676, which represents 63.7% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

LIBOR — London Interbank Offered Rate.

Country Weightings as of 6/30/2019††
United States	90%
Canada	3
Cayman Islands	2
Netherlands	1
United Kingdom	2
Luxembourg	1
Other	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$—	$—	$—	$—
PREFERRED STOCKS	1,268,067	1,268,067	—	—
CORPORATE BONDS	140,256,379	—	140,256,379	—
LOAN AGREEMENTS	7,387,675	—	7,387,675	—
SHORT-TERM INVESTMENTS	12,026,400	12,026,400	—	—

TOTAL INVESTMENTS	$160,938,521	$13,294,467	$147,644,054	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2018	$4,965
Change in Appreciation/(Depreciation)	(4,965)

Balance as of 6/30/2019	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.4%
Continental Airlines Pass Through Trust 7.250%, 05/10/21, Series 2009-2 Class A	$466	$472,272
4.150%, 10/11/25, Series 2012-1 Class A	1,557	1,630,711
Domino’s Pizza Master Issuer LLC 4.118%, 07/25/47, Series 2017-1A A23 144A @	4,927	5,116,838
4.116%, 07/25/48, Series 2018-1A A2I 144A @	4,628	4,766,218
Wendy’s Funding LLC, Series 2018-1A A21 3.573%, 03/15/48 144A @	3,163	3,180,990

TOTAL ASSET BACKED SECURITIES (Cost $14,620,910)		15,167,029

	Number of Shares
COMMON STOCKS — 60.1%
Auto Parts & Equipment — 0.9%
Aptiv PLC	481,815	38,945,106

Banks — 1.4%
The PNC Financial Services Group, Inc.	424,366	58,256,965

Beverages — 0.4%
Keurig Dr Pepper, Inc.	591,412	17,091,807

Chemicals — 0.2%
DuPont de Nemours, Inc.	109,732	8,237,581

Commercial Services — 3.0%
Equifax, Inc.	98,889	13,373,748
Global Payments, Inc.	204,100	32,682,533
S&P Global, Inc.	358,977	81,771,371

		127,827,652

Diversified Financial Services — 3.7%
Intercontinental Exchange, Inc.	543,971	46,748,868
Visa, Inc., Class A	642,731	111,545,965

		158,294,833

Electric — 4.1%
American Electric Power Co., Inc.	631,254	55,556,665
Eversource Energy	533,679	40,431,521
NextEra Energy, Inc.	142,371	29,166,123
Xcel Energy, Inc.	876,329	52,132,812

		177,287,121

Electronics — 7.0%
Fortive Corp.	1,119,387	91,252,428
PerkinElmer, Inc.	1,378,411	132,796,116
TE Connectivity Ltd.	791,681	75,827,206

		299,875,750

Environmental Control — 1.9%
Republic Services, Inc.	304,952	26,421,041
Waste Connections, Inc.	594,979	56,868,093

		83,289,134

Gas — 1.0%
NiSource, Inc.	1,493,052	42,999,898

	Number of Shares	Value†

Healthcare Products — 6.1%
Alcon, Inc.*	892,627	$55,119,397
Avantor, Inc.*	603,318	11,517,341
Becton Dickinson & Co.	400,167	100,846,086
Thermo Fisher Scientific, Inc.	320,447	94,108,875

		261,591,699

Healthcare Services — 1.9%
Anthem, Inc.	104,600	29,519,166
UnitedHealth Group, Inc.	208,100	50,778,481

		80,297,647

Insurance — 2.5%
Marsh & McLennan Cos., Inc.	1,088,544	108,582,264

Internet — 5.7%
Alphabet, Inc., Class A*	6,699	7,253,677
Alphabet, Inc., Class C*	80,823	87,362,389
Amazon.com, Inc.*	48,637	92,100,482
Facebook, Inc., Class A*	296,600	57,243,800

		243,960,348

Lodging — 0.6%
Hilton Worldwide Holdings, Inc.	282,657	27,626,895

Machinery — Diversified — 1.9%
Roper Technologies, Inc.	225,644	82,644,371

Miscellaneous Manufacturing — 5.4%
Danaher Corp.	909,516	129,988,027
General Electric Co.	9,774,616	102,633,468

		232,621,495

Oil & Gas — 0.3%
Concho Resources, Inc.	145,200	14,981,736

Retail — 1.5%
McDonald’s Corp.	131,658	27,340,100
Yum! Brands, Inc.	316,807	35,061,031

		62,401,131

Semiconductors — 3.6%
Maxim Integrated Products, Inc.	944,192	56,481,565
Texas Instruments, Inc.	838,096	96,179,897

		152,661,462

Software — 6.3%
Fiserv, Inc.*	1,344,438	122,558,968
Microsoft Corp.	1,109,500	148,628,620

		271,187,588

Water — 0.7%
American Water Works Co., Inc.	252,338	29,271,208

TOTAL COMMON STOCKS (Cost $2,032,670,185)		2,579,933,691

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.5%
Diversified — 0.5%
American Tower Corp. (Cost $15,303,184)	$109,100	$22,305,495

	Number of Shares
PREFERRED STOCKS — 5.6%
Banks — 1.5%
JPMorgan Chase & Co., Series DD	325,000	8,749,000
State Street Corp., Series E	19,850	503,198
US Bancorp, Series K	175,000	4,539,500
US Bancorp, Series F, (3 M ICE LIBOR + 4.468%)•	71,000	1,902,800
Wells Fargo & Co., Series L, CONV	37,450	51,089,290

		66,783,788

Diversified Financial Services — 0.1%
The Charles Schwab Corp., Series C	150,000	3,909,000
The Charles Schwab Corp., Series D	12,000	316,200

		4,225,200

Electric — 1.7%
Alabama Power Co., Series A	100,000	2,554,000
American Electric Power Co., Inc., CONV	108,544	5,808,189
CMS Energy Corp. 2078	500,000	13,325,000
CMS Energy Corp. 2079	650,000	17,244,500
DTE Energy Co., Series E	340,000	8,724,400
Duke Energy Corp.	340,000	9,084,800
SCE Trust II	14,730	332,162
SCE Trust III, Series H (3 M ICE LIBOR + 2.990%)•	161,355	3,945,130
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)•	340,000	8,245,000
SCE Trust V, Series K (3 M ICE LIBOR + 3.790%)•	100,000	2,422,000
SCE Trust VI	75,000	1,686,750

		73,371,931

Electronics — 0.3%
Fortive Corp., Series A, CONV	10,921	11,193,042

Gas — 0.2%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)•	325,000	8,531,250

Healthcare Products — 1.7%
Avantor, Inc., CONV*	591,736	39,131,501
Becton Dickinson & Co., Series A, CONV	581,403	35,994,660

		75,126,161

Internet — 0.1%
Aurora Innovation, Inc., Series B, CONV*(1)#	354,540	3,276,056

TOTAL PREFERRED STOCKS (Cost $218,863,949)		242,507,428

	Par (000)	Value†
CORPORATE BONDS — 19.1%
Aerospace & Defense — 0.1%
Moog, Inc. 5.250%, 12/01/22 144A @	$170	$172,975
Northrop Grumman Corp. 2.550%, 10/15/22	5,930	5,942,338

		6,115,313

Agriculture — 0.2%
Philip Morris International, Inc. 2.000%, 02/21/20	3,420	3,410,069
(3 M ICE LIBOR + 0.420%) 2.942%, 02/21/20•	2,285	2,288,009
2.625%, 02/18/22	4,270	4,305,904

		10,003,982

Airlines — 0.1%
Continental Airlines Pass Through Trust, Series 2012-1 Class B 6.250%, 10/11/21	182	185,834
Delta Air Lines Pass Through Trust, Series 2009-1 Class A 7.750%, 06/17/21	175	178,606
U.S. Airways Pass Through Trust 6.750%, 12/03/22, Series 2012-2 Class B	381	403,817
5.375%, 05/15/23, Series 2013-1 Class B	4	3,882
6.250%, 10/22/24, Series 2010-1 Class A	1,194	1,299,889
4.625%, 12/03/26, Series 2012-2 Class A	183	198,239
3.950%, 05/15/27, Series 2013-1 Class A	3	3,619

		2,273,886

Auto Parts & Equipment — 0.0%
Aptiv PLC 4.350%, 03/15/29	800	843,134

Banks — 0.7%
State Street Corp.,
(3 M ICE LIBOR + 3.597%) 5.250%, Class F•µ	4,360	4,472,444
(3 M ICE LIBOR + 2.539%) 5.625% , Class H•µ	7,185	7,247,869
The Bank of New York Mellon Corp.,
(3 M ICE LIBOR + 3.420%) 4.950% , Class E•µ	5,800	5,891,408
(3 M ICE LIBOR + 3.131%) 4.625% , Class F•µ	3,175	3,161,379
The PNC Financial Services Group, Inc., Class S (3 M ICE LIBOR + 3.300%) 5.000%•µ	7,085	7,208,988
US Bancorp, Class J (3 M ICE LIBOR + 2.914%) 5.300%•µ	3,010	3,122,875

		31,104,963

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	763,169

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — 0.6%
Aramark Services, Inc. 5.000%, 04/01/25 144A @	$6,315	$6,409,725
5.000%, 02/01/28 144A @	2,310	2,376,413
Refinitiv US Holdings, Inc. 6.250%, 05/15/26 144A @	5,610	5,769,885
8.250%, 11/15/26 144A @	7,345	7,554,332
Service Corp. International 5.375%, 05/15/24	3,650	3,754,937

		25,865,292

Computers — 0.3%
Apple, Inc. 1.500%, 09/12/19	10,920	10,900,571

Cosmetics & Personal Care — 0.1%
Unilever Capital Corp. 3.000%, 03/07/22	2,305	2,356,830

Diversified Financial Services — 0.0%
Caterpillar Financial Services Corp. 2.250%, 12/01/19	1,155	1,154,314

Electric — 0.4%
American Electric Power Co., Inc., Class I 3.650%, 12/01/21	780	804,436
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,548,966
Dominion Energy, Inc., STEP 2.962%, 07/01/19	350	350,000
DTE Energy Co., Class D 3.700%, 08/01/23	2,060	2,149,550
Edison International 2.125%, 04/15/20	1,605	1,597,925
Eversource Energy 2.750%, 03/15/22, Class K	2,550	2,580,571
3.800%, 12/01/23, Class N	1,255	1,324,205
2.900%, 10/01/24, Class L	1,540	1,565,386
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	2,400	2,441,620
Wisconsin Public Service Corp. 3.350%, 11/21/21	2,025	2,078,207

		17,440,866

Electronics — 0.1%
Amphenol Corp. 2.200%, 04/01/20	2,585	2,579,536

Entertainment — 0.3%
Cedar Fair LP/Canada’s Wonderland Co. /Magnum Management Corp. 5.375%, 06/01/24	5,350	5,497,125
5.375%, 04/15/27	5,850	6,069,375
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	1,775	1,802,734
5.500%, 04/15/27 144A @	640	665,600

		14,034,834

	Par (000)	Value†

Food — 0.7%
B&G Foods, Inc. 4.625%, 06/01/21	$2,525	$2,528,156
Conagra Brands, Inc.
(3 M ICE LIBOR + 0.750%) 3.415%, 10/22/20•	1,710	1,710,272
3.800%, 10/22/21	10,030	10,309,436
Nestle Holdings, Inc. 3.100%, 09/24/21 144A @	14,330	14,627,969

		29,175,833

Gas — 0.4%
NiSource, Inc.
(UST Yield Curve CMT 5 Yr + 2.843%) 5.650%•µ	5,825	5,679,375
3.490%, 05/15/27	7,395	7,649,253
4.375%, 05/15/47	3,965	4,240,703

		17,569,331

Healthcare Products — 1.8%
Avantor, Inc. 6.000%, 10/01/24 144A @	6,580	7,001,120
9.000%, 10/01/25 144A @	30,008	33,458,920
Becton Dickinson & Co. 2.675%, 12/15/19	3,460	3,461,093
2.894%, 06/06/22	8,479	8,594,192
(3 M ICE LIBOR + 1.030%) 3.504%, 06/06/22•	3,685	3,709,650
3.363%, 06/06/24	5,782	5,955,068
Hologic, Inc. 4.375%, 10/15/25 144A @	4,550	4,612,562
Teleflex, Inc. 4.875%, 06/01/26	4,245	4,404,187
4.625%, 11/15/27	3,630	3,734,362

		74,931,154

Healthcare Services — 0.6%
Centene Corp. 5.625%, 02/15/21	1,290	1,314,187
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	1,125	1,173,375
HCA Healthcare, Inc. 6.250%, 02/15/21	1,790	1,875,025
HCA, Inc. 4.250%, 10/15/19	3,781	3,796,341
6.500%, 02/15/20	16,715	17,099,708

		25,258,636

Household Products & Wares — 0.3%
Reckitt Benckiser Treasury Services PLC 2.375%, 06/24/22 144A @	7,375	7,368,041
(3 M ICE LIBOR + 0.560%) 2.903%, 06/24/22 144A @•	4,760	4,743,546

		12,111,587

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Insurance — 0.1%
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	$1,205	$1,204,417
2.750%, 01/30/22	1,705	1,720,973
3.300%, 03/14/23	525	539,632
Trinity Acquisition PLC 4.400%, 03/15/26	2,400	2,552,724

		6,017,746

Internet — 3.1%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,160,113
Netflix, Inc. 5.375%, 02/01/21	2,685	2,775,619
5.500%, 02/15/22	2,015	2,118,269
5.875%, 02/15/25	7,510	8,279,775
4.375%, 11/15/26	15,590	15,945,452
4.875%, 04/15/28	29,958	30,894,187
5.875%, 11/15/28	28,915	32,012,375
6.375%, 05/15/29 144A @	18,670	21,219,388
Zayo Group LLC 5.750%, 01/15/27 144A @	14,205	14,473,190

		131,878,368

Lodging — 0.1%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	2,445	2,481,675
Marriott International, Inc. (3 M ICE LIBOR + 0.650%) 3.103%, 03/08/21•	1,435	1,438,927

		3,920,602

Machinery — Diversified — 0.3%
Roper Technologies, Inc. 3.650%, 09/15/23	4,120	4,291,451
4.200%, 09/15/28	3,700	3,961,759
Welbilt, Inc. 9.500%, 02/15/24	3,095	3,350,338
Xylem, Inc. 4.875%, 10/01/21	415	435,540
3.250%, 11/01/26	640	644,424

		12,683,512

Media — 2.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250%, 03/15/21	2,135	2,144,341
5.250%, 09/30/22	7,165	7,273,192
5.125%, 02/15/23	2,645	2,686,791
4.000%, 03/01/23 144A @	3,975	3,983,695
5.125%, 05/01/23 144A @	7,659	7,819,356
5.750%, 09/01/23	3,600	3,679,848
5.750%, 01/15/24	4,225	4,319,534
5.875%, 04/01/24 144A @	2,962	3,095,290
5.125%, 05/01/27 144A @	17,325	17,937,612
5.000%, 02/01/28 144A @	25,486	26,026,303
Charter Communications Operating LLC 3.579%, 07/23/20	2,225	2,244,947

	Par (000)	Value†

Media — (continued)
Comcast Corp.
(3 M ICE LIBOR + 0.330%) 2.649%, 10/01/20•	$3,405	$3,411,382
3.300%, 10/01/20	6,930	7,025,006
(3 M ICE LIBOR + 0.440%) 2.759%, 10/01/21•	2,690	2,700,518
3.450%, 10/01/21	3,145	3,235,948
Sirius XM Radio, Inc. 3.875%, 08/01/22 144A @	4,805	4,817,013
4.625%, 05/15/23 144A @	4,030	4,070,300
6.000%, 07/15/24 144A @	4,820	4,953,755
Unitymedia GmbH 6.125%, 01/15/25 144A @	7,879	8,196,130
Virgin Media Secured Finance PLC 5.250%, 01/15/21	460	479,665

		120,100,626

Miscellaneous Manufacturing — 0.2%
General Electric Co., Class D (3 M ICE LIBOR + 3.330%) 5.000%•µ	9,368	9,035,061

Oil & Gas — 0.2%
Shell International Finance BV (3 M ICE LIBOR + 0.450%) 2.985%, 05/11/20•	6,720	6,744,192

Packaging and Containers — 0.6%
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	15,622	15,661,071
6.875%, 02/15/21	2,736	2,742,752
(3 M ICE LIBOR + 3.500%) 6.097%, 07/15/21 144A @•	4,875	4,875,000
5.125%, 07/15/23 144A @	4,145	4,222,719

		27,501,542

Pharmaceuticals — 0.6%
Bristol-myers Squibb Co.
(3 M ICE LIBOR + 0.200%) 2.725%, 11/16/20 144A @	6,705	6,704,870
2.550%, 05/14/21 144A @	10,255	10,329,036
Elanco Animal Health, Inc. 3.912%, 08/27/21	4,225	4,316,667
4.272%, 08/28/23	1,680	1,763,262
4.900%, 08/28/28	4,030	4,498,645

		27,612,480

Pipelines — 0.1%
Enterprise Products Operating LLC 3.500%, 02/01/22	3,415	3,505,737
NuStar Logistics LP 4.800%, 09/01/20	2,380	2,415,700

		5,921,437

Real Estate — 1.2%
American Tower Corp. 3.300%, 02/15/21	3,575	3,619,415

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Real Estate — (continued)
Crown Castle International Corp. 4.875%, 04/15/22	$7,850	$8,345,847
5.250%, 01/15/23	13,865	15,076,414
Equinix, Inc. 5.375%, 01/01/22	1,305	1,339,256
5.375%, 04/01/23	930	948,600
SBA Communications Corp. 4.875%, 07/15/22	11,060	11,199,577
4.000%, 10/01/22	5,330	5,403,288
4.875%, 09/01/24	3,085	3,177,550

		49,109,947

Retail — 1.8%
AutoZone, Inc. 2.500%, 04/15/21	1,915	1,919,422
Dollar Tree, Inc. (3 M ICE LIBOR + 0.700%) 3.288%, 04/17/20•	1,290	1,290,149
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.250%, 06/01/26 144A @	4,893	5,131,485
KFC Holding Co./Pizza Hut Holdings/ Taco Bell of America LLC 5.000%, 06/01/24 144A @	5,705	5,897,544
4.750%, 06/01/27 144A @	16,175	16,579,375
New Red Finance, Inc. 4.625%, 01/15/22 144A @	3,340	3,340,000
The Home Depot, Inc.
(3 M ICE LIBOR + 0.310%) 2.830%, 03/01/22•	2,435	2,439,233
3.250%, 03/01/22	2,020	2,084,690
Yum! Brands, Inc. 5.300%, 09/15/19	2,215	2,220,538
3.875%, 11/01/20	7,505	7,523,762
3.750%, 11/01/21	12,855	12,919,275
3.875%, 11/01/23	5,705	5,779,736
6.875%, 11/15/37	3,540	3,725,850
5.350%, 11/01/43	6,155	5,508,725

		76,359,784

Semiconductors — 0.2%
Sensata Technologies BV 4.875%, 10/15/23 144A @	2,595	2,705,288
5.625%, 11/01/24 144A @	880	948,200
5.000%, 10/01/25 144A @	3,150	3,283,875
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	2,000	2,125,000

		9,062,363

Software — 0.8%
Fiserv, Inc. 2.700%, 06/01/20	5,175	5,185,422
3.800%, 10/01/23	2,460	2,587,650
Solera LLC 10.500%, 03/01/24 144A @	26,196	28,324,425

		36,097,497

	Par (000)	Value†

Telecommunications — 0.3%
Level 3 Financing, Inc. 5.375%, 08/15/22	$3,500	$3,504,375
T-Mobile USA, Inc. 6.000%, 03/01/23	1,770	1,809,825
Verizon Communications, Inc.
3.125%, 03/16/22	4,300	4,406,547
(3 M ICE LIBOR + 1.000%) 3.410%, 03/16/22•	4,300	4,364,930

		14,085,677

TOTAL CORPORATE BONDS (Cost $797,911,225)		820,614,065

LOAN AGREEMENTS — 6.6%‡
Chemicals — 0.0%
HB Fuller Co. (1 M ICE LIBOR + 2.000%) 4.383%, 10/21/24•	2,145	2,106,346

Commercial Services — 0.9%
Financial & Risk U.S. Holdings, Inc. (1 M ICE LIBOR + 3.750%) 6.152%, 10/01/25•	25,960	25,156,555
Gartner, Inc. (1 M ICE LIBOR + 1.500%) 3.902%, 03/21/22•	884	883,664
Trans Union LLC
(1 M ICE LIBOR + 1.750%) 4.152%, 08/09/22•	8,076	8,048,697
(1 M ICE LIBOR + 2.000%) 4.402%, 06/19/25•	5,757	5,738,140

		39,827,056

Diversified Financial Services — 0.2%
Vantiv LLC
(1 M ICE LIBOR + 1.500%) 3.892%, 01/16/23•	2,944	2,938,481
(1 M ICE LIBOR + 1.750%) 4.144%, 08/09/24•	6,494	6,487,153

		9,425,634

Entertainment — 0.1%
Alpha Top Co. Ltd.—Delta 2 (Lux) Sarl (1 M ICE LIBOR + 2.500%) 4.902%, 02/01/24•	4,225	4,121,488

Household Products & Wares — 0.0%
Prestige Brands, Inc. (1 M ICE LIBOR + 2.000%) 4.402%, 01/26/24•	242	240,253

Insurance — 0.8%
HUB International Ltd. (3 M ICE LIBOR + 2.750%) 5.336%, 04/25/25•	34,308	33,423,328

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Internet — 0.2%
Zayo Group LLC
(1 M ICE LIBOR + 2.000%) 4.402%, 01/19/21•	$2,382	$2,379,130
(1 M ICE LIBOR + 2.250%) 4.652%, 01/19/24•	4,225	4,220,183

		6,599,313

Packaging and Containers — 0.0%
Berry Global, Inc. (3 M ICE LIBOR + 1.750%) 4.162%, 02/08/20•	1,062	1,060,273

Pharmaceuticals — 0.3%
Change Healthcare Holdings LLC (1 M ICE LIBOR + 2.750%) 5.152%, 03/01/24•	8,713	8,640,320
NVA Holdings, Inc. (1 M ICE LIBOR + 2.750%) 5.152%, 02/02/25•	3,263	3,258,011

		11,898,331

Software — 4.1%
Cypress Intermediate Holdings III, Inc. (1 M ICE LIBOR + 2.750%) 5.160%, 04/29/24•	11,447	11,278,509
First Data Corp.
(1 M ICE LIBOR + 2.000%) 4.404%, 07/08/22•	14,818	14,799,324
(1 M ICE LIBOR + 1.500%) 3.904%, 10/26/23•	39,550	39,463,785
(1 M ICE LIBOR + 2.000%) 4.404%, 04/26/24•	70,687	70,599,149
Kronos, Inc. (3 M ICE LIBOR + 3.000%) 5.579%, 11/01/23•	37,256	37,157,925
Ultimate Software Group, Inc. (3 M ICE LIBOR + 3.750%) 6.080%, 05/04/26•	1,765	1,767,206

		175,065,898

TOTAL LOAN AGREEMENTS (Cost $285,694,544)		283,767,920

U.S. TREASURY OBLIGATION — 3.2%
United States Treasury Note 2.625%, 12/31/23	14,175	14,708,777
2.500%, 01/31/24	95,832	98,976,591
2.375%, 02/29/24	22,750	23,390,732

Total U.S. TREASURY OBLIGATION (Cost $132,684,690)		137,076,100

	Number of Contracts	Value†
PURCHASED OPTIONS — 0.0%
Call Option — 0.0%

TOTAL PURCHASED OPTIONS (See open purchased options schedule) (Cost $352,543)	2,517	$757,617

	Number of Shares
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%)	18,069,793	18,069,793
T. Rowe Price Investment, Ltd. (seven-day effective yield 2.487%)	202,868,033	202,868,033

TOTAL SHORT-TERM INVESTMENTS (Cost $220,937,826)		220,937,826

TOTAL INVESTMENTS — 100.6% (Cost $3,719,039,056)		4,323,067,171

Other Assets & Liabilities — (0.6)%		(27,630,096)

TOTAL NET ASSETS — 100.0%		$4,295,437,075

	Number of Contracts
WRITTEN OPTIONS
Call Options

TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(21,126,707))	(31,862)	$ (33,371,925)

µ	Perpetual security with no stated maturity date.
†	See Security Valuation Note.
*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $321,860,092, which represents 7.5% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2019. Loan Agreements, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(1)	The value of this security was determined using significant unobservable inputs and reported as a Level 3 security in the valuation hierarchy table located at the end of the Schedule of Investments.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2019, the aggregate value of restricted securities was $3,276,056, which represented 0.1% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc., Series B	3/1/2019	$3,276,056	$3,276,056

Total		$3,276,056	$3,276,056

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 6/30/2019††
United States	94%
Switzerland	3
Canada	1
Ireland	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$15,167,029	$—	$15,167,029	$—
COMMON STOCK	2,579,933,691	2,579,933,691	—	—
REAL ESTATE INVESTMENT TRUSTS	22,305,495	22,305,495	—	—
PREFERRED STOCK	—	—	—	—
Banks	66,783,788	66,783,788	—	—
Diversified Financial Services	4,225,200	4,225,200	—	—
Electric	73,371,931	73,371,931	—	—
Electronics	11,193,042	11,193,042	—	—
Gas	8,531,250	8,531,250	—	—
Healthcare Products	75,126,161	75,126,161	—	—
Internet	3,276,056	—	—	3,276,056

TOTAL PREFERRED STOCKS	242,507,428	239,231,372	—	3,276,056

U.S. TREASURY OBLIGATION	137,076,100	—	137,076,100	—
CORPORATE BONDS	820,614,065	—	820,614,065	—
LOAN AGREEMENTS	283,767,920	—	283,767,920	—
PURCHASED OPTIONS	757,617	757,617	—	—
SHORT-TERM INVESTMENTS	220,937,826	220,937,826	—	—

TOTAL INVESTMENTS	$4,323,067,171	$3,063,166,001	$1,256,625,114	$3,276,056

LIABILITIES TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Written Options	$(33,371,925)	$(33,371,925)	$—	$—

TOTAL LIABILITIES - OTHER FINANCIAL INSTRUMENTS	$(33,371,925)	$(33,371,925)	$—	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments.

Investments in Securities (Market Value)
Balance as of 12/31/2018	$—
Purchases	3,276,056

Balance as of 06/30/2019	$3,276,056

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

Open purchased options contracts and open written options contracts held by the Fund at June 30, 2019 were as follows:

Open Purchased Options:

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Conagra Brands, Inc.	2,517	$ 6,292,500	$25	1/17/2020	$757,617

Total Purchased Options					$757,617

Open Written Options:

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	22	$2,794,000	1,270	1/17/2020	$(33,000)
Alphabet, Inc.	196	25,480,000	1,300	1/17/2020	(231,280)
Alphabet, Inc.	22	2,860,000	1,300	1/17/2020	(27,060)
Alphabet, Inc.	47	6,298,000	1,340	1/17/2020	(35,250)
Alphabet, Inc.	61	8,235,000	1,350	1/17/2020	(42,517)
Alphabet, Inc.	22	2,970,000	1,350	1/17/2020	(15,400)
Alphabet, Inc.	178	24,297,000	1,365	1/17/2020	(69,420)
Alphabet, Inc.	47	6,580,000	1,400	1/17/2020	(8,930)
Alphabet, Inc.	47	7,050,000	1,500	1/17/2020	(7,520)
Amazon.com, Inc.	36	6,480,000	1,800	1/17/2020	(759,600)
Amazon.com, Inc.	12	2,400,000	2,000	1/17/2020	(133,800)
Amazon.com, Inc.	12	2,430,000	2,025	1/17/2020	(120,708)
Amazon.com, Inc.	12	2,520,000	2,100	1/17/2020	(89,664)
Amazon.com, Inc.	56	12,880,000	2,300	1/17/2020	(174,048)
Amazon.com, Inc.	24	6,000,000	2,500	1/17/2020	(30,600)
Amazon.com, Inc.	24	6,240,000	2,600	1/17/2020	(19,440)
Amazon.com, Inc.	24	6,480,000	2,700	1/17/2020	(12,336)
American Electric Power Co., Inc.	360	2,970,000	83	1/17/2020	(273,600)
American Electric Power Co., Inc.	1,637	13,914,500	85	1/17/2020	(933,090)
American Electric Power Co., Inc.	1,181	11,219,500	95	1/17/2020	(165,340)
American Tower Corp.	284	4,828,000	170	1/17/2020	(1,050,800)
American Tower Corp.	807	14,122,500	175	1/17/2020	(2,719,590)
Anthem, Inc.	139	4,170,000	300	1/17/2020	(188,345)
Anthem, Inc.	139	4,309,000	310	1/17/2020	(133,440)
Anthem, Inc.	284	9,372,000	330	1/17/2020	(134,900)
Danaher Corp.	199	2,985,000	150	1/17/2020	(107,460)
Facebook, Inc.	583	11,660,000	200	1/17/2020	(890,824)
Facebook, Inc.	975	21,450,000	220	1/17/2020	(780,000)
Fiserv, Inc.	484	4,598,000	95	12/20/2019	(212,960)
Hilton Worldwide Holdings, Inc.	476	4,522,000	95	1/17/2020	(366,520)
Hilton Worldwide Holdings, Inc.	476	4,641,000	98	1/17/2020	(309,876)
McDonald’s Corp.	366	7,137,000	195	1/17/2020	(672,342)
McDonald’s Corp.	367	7,340,000	200	1/17/2020	(546,463)
Microsoft Corp.	544	6,528,000	120	1/17/2020	(973,760)
Microsoft Corp.	2,132	26,650,000	125	1/17/2020	(3,144,700)
Microsoft Corp.	2,133	27,729,000	130	1/17/2020	(2,442,285)
Microsoft Corp.	978	13,203,000	135	1/17/2020	(850,860)
Microsoft Corp.	1,385	19,390,000	140	1/17/2020	(886,400)
NextEra Energy, Inc.	192	3,744,000	195	1/17/2020	(286,080)
NextEra Energy, Inc.	1,231	24,620,000	200	1/17/2020	(1,581,835)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Flexibly Managed Fund

Open Written Options:

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
S&P Global, Inc.	401	$8,822,000	220	1/17/2020	$(745,860)
S&P Global, Inc.	401	9,223,000	230	1/17/2020	(505,260)
Texas Instruments, Inc.	405	4,860,000	120	1/17/2020	(268,920)
Texas Instruments, Inc.	1,872	23,400,000	125	1/17/2020	(864,864)
Texas Instruments, Inc.	980	12,740,000	130	1/17/2020	(313,600)
UnitedHealth Group, Inc.	415	11,205,000	270	1/17/2020	(273,900)
UnitedHealth Group, Inc.	163	4,564,000	280	1/17/2020	(70,905)
UnitedHealth Group, Inc.	284	8,236,000	290	1/17/2020	(72,420)
UnitedHealth Group, Inc.	280	8,400,000	300	1/17/2020	(42,280)
UnitedHealth Group, Inc.	734	22,754,000	310	1/17/2020	(58,720)
Visa, Inc.	337	5,055,000	150	1/17/2020	(874,515)
Visa, Inc.	336	5,208,000	155	1/17/2020	(732,480)
Visa, Inc.	542	8,672,000	160	1/17/2020	(1,035,220)
Visa, Inc.	465	7,672,500	165	1/17/2020	(732,375)
Visa, Inc.	929	15,793,000	170	1/17/2020	(1,161,250)
Visa, Inc.	1,579	27,632,500	175	1/17/2020	(1,428,995)
Visa, Inc.	377	6,786,000	180	1/17/2020	(250,705)
Yum! Brands, Inc.	516	5,160,000	100	1/17/2020	(642,420)
Yum! Brands, Inc.	2,055	21,577,500	105	1/17/2020	(1,757,025)
Yum! Brands, Inc.	298	3,576,000	120	1/17/2020	(50,660)
Yum! Brands, Inc.	299	3,737,500	125	1/17/2020	(27,508)

Total Written Options					$(33,371,925)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 60.2%
Penn Series Index 500 Fund* (Cost $22,070,133)	1,999,730	$49,313,332

AFFILIATED FIXED INCOME FUNDS — 39.7%
Penn Series Quality Bond Fund* (Cost $26,572,486)	2,077,793	32,517,468

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $92,534)	92,534	92,534

TOTAL INVESTMENTS — 100.0% (Cost $48,735,153)		81,923,334

Other Assets & Liabilities — 0.0%		(34,464)

TOTAL NET ASSETS — 100.0%		$81,888,870

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$49,313,332	$49,313,332	$—	$—
AFFILIATED FIXED INCOME FUNDS	32,517,468	32,517,468	—	—
SHORT-TERM INVESTMENTS	92,534	92,534	—	—

TOTAL INVESTMENTS	$81,923,334	$81,923,334	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 97.4%
Aerospace & Defense — 4.6%
Northrop Grumman Corp.	9,543	$3,083,439
The Boeing Co.	32,954	11,995,585

		15,079,024

Agriculture — 0.7%
Philip Morris International, Inc.	30,716	2,412,127

Apparel — 1.1%
NIKE, Inc., Class B	41,908	3,518,177

Auto Manufacturers — 1.0%
Ferrari N.V.	19,484	3,145,107

Auto Parts & Equipment — 1.1%
Aptiv PLC	45,136	3,648,343

Banks — 0.2%
Morgan Stanley	14,101	617,765

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.*	12,704	1,663,970
Vertex Pharmaceuticals, Inc.*	26,501	4,859,753

		6,523,723

Chemicals — 0.9%
Dow, Inc.	12,250	604,048
DuPont de Nemours, Inc.	12,250	919,607
Linde PLC	7,400	1,485,920

		3,009,575

Commercial Services — 4.9%
Equifax, Inc.	10,201	1,379,583
PayPal Holdings, Inc.*	33,529	3,837,730
S&P Global, Inc.	2,500	569,475
Total System Services, Inc.	11,700	1,500,759
TransUnion	43,072	3,166,223
Worldpay, Inc., Class A*	46,515	5,700,413

		16,154,183

Computers — 0.8%
Apple, Inc.	12,721	2,517,740

Diversified Financial Services — 9.6%
Ant International Co. Ltd., Class C*(1)#	189,827	1,064,929
Intercontinental Exchange, Inc.	21,825	1,875,641
Mastercard, Inc., Class A	40,333	10,669,289
TD Ameritrade Holding Corp.	59,931	2,991,756
The Charles Schwab Corp.	60,312	2,423,939
Visa, Inc., Class A	71,395	12,390,602

		31,416,156

Electric — 1.8%
NextEra Energy, Inc.	12,379	2,535,962
Sempra Energy	24,928	3,426,104

		5,962,066

Electronics — 1.3%
Fortive Corp.	38,374	3,128,248
Honeywell International, Inc.	7,378	1,288,125

		4,416,373

	Number of Shares	Value†

Healthcare Products — 5.5%
Alcon, Inc.*	29,389	$1,814,760
Becton Dickinson & Co.	20,897	5,266,253
Intuitive Surgical, Inc.*	9,085	4,765,537
Stryker Corp.	30,410	6,251,688

		18,098,238

Healthcare Services — 4.2%
Anthem, Inc.	10,762	3,037,144
Centene Corp.*	49,768	2,609,834
HCA Healthcare, Inc.	14,821	2,003,355
UnitedHealth Group, Inc.	17,106	4,174,035
WellCare Health Plans, Inc.*	6,419	1,829,864

		13,654,232

Home Builders — 0.5%
NVR, Inc.*	488	1,644,682

Insurance — 0.7%
Chubb Ltd.	15,300	2,253,537

Internet — 29.4%
Alibaba Group Holding Ltd. ADR*	44,341	7,513,583
Alphabet, Inc., Class A*	8,226	8,907,113
Alphabet, Inc., Class C*	8,040	8,690,516
Amazon.com, Inc.*	15,515	29,379,670
Booking Holdings, Inc.*	1,761	3,301,364
Facebook, Inc., Class A*	98,432	18,997,376
IAC/InterActive Corp.*	9,971	2,168,992
MercadoLibre, Inc.*	1,604	981,279
Netflix, Inc.*	14,643	5,378,667
Symantec Corp.	173,790	3,781,670
Tencent Holdings Ltd.	152,500	6,899,011

		95,999,241

Lodging — 2.1%
Las Vegas Sands Corp.	39,563	2,337,778
MGM Resorts International	56,100	1,602,777
Wynn Resorts Ltd.	24,799	3,074,828

		7,015,383

Machinery — Diversified — 2.0%
Roper Technologies, Inc.	11,437	4,188,916
Wabtec Corp.	30,804	2,210,495

		6,399,411

Media — 1.6%
The Walt Disney Co.	37,115	5,182,739

Oil & Gas — 0.4%
Pioneer Natural Resources Co.	9,100	1,400,126

Pharmaceuticals — 0.9%
Cigna Corp.	14,596	2,299,600
Elanco Animal Health, Inc.*	4,173	141,047
Eli Lilly & Co.	5,875	650,891

		3,091,538

Retail — 2.9%
Dollar General Corp.	9,550	1,290,778
Dollar Tree, Inc.*	25,142	2,700,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Dollarama, Inc.	89,451	$3,146,888
McDonald’s Corp.	10,950	2,273,877

		9,411,543

Semiconductors — 1.7%
ASML Holding N.V.	13,801	2,869,642
Marvell Technology Group Ltd.	108,267	2,584,333

		5,453,975

Software — 15.1%
Atlassian Corp. PLC, Class A*	2,364	309,306
Electronic Arts, Inc.*	19,584	1,983,076
Fidelity National Information Services, Inc.	13,333	1,635,692
Fiserv, Inc.*	32,072	2,923,683
Intuit, Inc.	19,358	5,058,826
Microsoft Corp.	140,964	18,883,537
salesforce.com, Inc.*	27,193	4,125,994
ServiceNow, Inc.*	7,917	2,173,771
Slack Technologies, Inc., Class A*	954	35,775
Splunk, Inc.*	23,459	2,949,969
Temenos AG*	5,521	988,557
Tencent Music Entertainment Group ADR*	96,806	1,451,122
VMware, Inc., Class A	19,355	3,236,350
Workday, Inc., Class A*	16,448	3,381,380
Zoom Video Communications, Inc., Class A*	1,033	91,720

		49,228,758

Transportation — 0.4%
J.B. Hunt Transport Services, Inc.	13,703	1,252,591

TOTAL COMMON STOCKS (Cost $219,882,717)		318,506,353

PREFERRED STOCKS — 1.6%
Electronics — 0.2%
GM Cruise, Class F, CONV*#(1)	272	496,400

Internet — 0.4%
Aurora Innovation, Inc., Series B, CONV*(1)#	27,730	256,234
Uber Technologies, Inc.*#(1)	13,941	614,254
Xiaoju Kuaizhi, Inc. (didi), CONV*(1)#	11,920	572,041

		1,442,529

Lodging — 0.5%
Airbnb, Inc., Series D, CONV*(1)#	9,999	1,178,582
Airbnb, Inc., Series E, CONV*(1)#	3,694	435,412

		1,613,994

Real Estate — 0.1%
WeWork Companies, Inc., Series E, CONV*(1)#	7,802	421,308

Software — 0.4%
Magic Leap, Inc., Series C, CONV*(1)#	15,808	426,816
Magic Leap, Inc., Series D, CONV*(1)#	10,934	295,218
Uipath, Inc., Series D-1, CONV*#	9,746	383,521
Uipath, Inc., Series D-2, CONV*#(1)	1,637	64,419

		1,169,974

TOTAL PREFERRED STOCKS (Cost $3,854,266)		5,144,205

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.4%

Diversified — 0.4%
Crown Castle International Corp. (Cost $1,087,262)	10,425	$1,358,899

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%)	1,085,088	1,085,088
T. Rowe Price Investment, Ltd. (seven-day effective yield 2.487%)	105,623	105,623

TOTAL SHORT-TERM INVESTMENTS (Cost $1,190,711)		1,190,711

TOTAL INVESTMENTS — 99.7% (Cost $226,014,956)		326,200,168

Other Assets & Liabilities — 0.3%		855,536

TOTAL NET ASSETS — 100.0%		$327,055,704

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the valuation hierarchy table located at the end of the Schedule of Investments.

†	See Security Valuation Note.
*	Non-income producing security.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2019, the aggregate value of restricted securities was $6,209,134, which represented 1.9% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Airbnb, Inc., Series D	4/16/2014	$407,090	$1,178,582
Airbnb, Inc., Series E	7/14/2015	343,891	435,412
Ant International Co. Ltd., Class C	6/7/2018	1,064,929	1,064,929
Aurora Innovation, Inc., Series B	3/1/2019	256,234	256,234
GM Cruise Class F	5/7/2019	496,400	496,400
Magic Leap, Inc., Series C	1/20/2016	364,106	426,816
Magic Leap, Inc., Series D	10/12/2017	295,218	295,218
Uber Technologies	1/16/2018	659,863	614,254
Upath, Inc., Series D-1	4/26/2019	383,521	383,521
Upath, Inc., Series D-2	4/26/2019	64,419	64,419
WeWork Companies Series E	6/23/2015	256,605	421,308
Xiaoju Kuaizhi Series A	10/19/2015	326,920	572,041

Total		$4,919,196	$6,209,134

ADR — American Depositary Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Growth Stock Fund

Country Weightings as of 6/30/2019††
United States	89%
China	5
Canada	1
Ireland	1
Italy	1
Netherlands	1
Switzerland	1
Other	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$15,079,024	$15,079,024	$—	$—
Agriculture	2,412,127	2,412,127	—	—
Apparel	3,518,177	3,518,177	—	—
Auto Manufacturers	3,145,107	3,145,107	—	—
Auto Parts & Equipment	3,648,343	3,648,343	—	—
Banks	617,765	617,765	—	—
Biotechnology	6,523,723	6,523,723	—	—
Chemicals	3,009,575	3,009,575	—	—
Commercial Services	16,154,183	16,154,183	—	—
Computers	2,517,740	2,517,740	—	—
Diversified Financial Services	31,416,156	30,351,227	—	1,064,929
Electric	5,962,066	5,962,066	—	—
Electronics	4,416,373	4,416,373	—	—
Healthcare Products	18,098,238	18,098,238	—	—
Healthcare Services	13,654,232	13,654,232	—	—
Home Builders	1,644,682	1,644,682	—	—
Insurance	2,253,537	2,253,537	—	—
Internet	95,999,241	89,100,230	6,899,011	—
Lodging	7,015,383	7,015,383	—	—
Machinery — Diversified	6,399,411	6,399,411	—	—
Media	5,182,739	5,182,739	—	—
Oil & Gas	1,400,126	1,400,126	—	—
Pharmaceuticals	3,091,538	3,091,538	—	—
Retail	9,411,543	9,411,543	—	—
Semiconductors	5,453,975	5,453,975	—	—
Software	49,228,758	48,240,201	988,557	—
Transportation	1,252,591	1,252,591	—	—

TOTAL COMMON STOCKS	318,506,353	309,553,856	7,887,568	1,064,929

PREFERRED STOCK
Electronics	496,400	—	—	496,400
Internet	1,442,529	—	614,254	828,275
Lodging	1,613,994	—	—	1,613,994
Real Estate	421,308	—	—	421,308
Software	1,169,974	—	—	1,169,974

TOTAL PREFERRED STOCKS	5,144,205	—	614,254	4,529,951

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
REAL ESTATE INVESTMENT TRUSTS	$1,358,899	$1,358,899	$—	$—
SHORT-TERM INVESTMENTS	1,190,711	1,190,711	—	—

TOTAL INVESTMENTS	$326,200,168	$312,103,466	$8,501,822	$5,594,880

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2018	$4,926,096
Change in Appreciation/(Depreciation)	137,779
Purchases	1,200,574
Sales/Exchange	(686,964)
Realized Gain (Loss)	17,395

Balance as of 6/30/2019	$5,594,880

It is the Funds practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Aerospace & Defense — 1.8%
United Technologies Corp.	8,236	$1,072,327

Apparel — 6.1%
adidas AG	2,036	629,878
LVMH Moet Hennessy Louis Vuitton S.E.	3,029	1,287,705
NIKE, Inc., Class B	12,475	1,047,276
VF Corp.	7,755	677,399

		3,642,258

Beverages — 1.7%
PepsiCo, Inc.	7,958	1,043,532

Chemicals — 4.9%
Ecolab, Inc.	4,403	869,328
PPG Industries, Inc.	8,500	992,035
The Sherwin-Williams Co.	2,310	1,058,650

		2,920,013

Commercial Services — 4.9%
Equifax, Inc.	4,334	586,130
Experian PLC	15,133	458,374
Moody’s Corp.	5,661	1,105,650
Verisk Analytics, Inc.	5,437	796,303

		2,946,457

Computers — 7.8%
Accenture PLC, Class A	11,974	2,212,436
Apple, Inc.	7,807	1,545,162
Cognizant Technology Solutions Corp., Class A	14,903	944,701

		4,702,299

Cosmetics & Personal Care — 4.3%
Colgate-Palmolive Co.	17,135	1,228,065
L’Oreal S.A.	1,392	395,785
The Estee Lauder Cos., Inc., Class A	5,168	946,313

		2,570,163

Diversified Financial Services — 9.7%
CME Group, Inc.	1,454	282,236
Mastercard, Inc., Class A	3,923	1,037,751
TD Ameritrade Holding Corp.	17,522	874,698
The Blackstone Group, Inc., Class A	25,926	1,151,633
The Charles Schwab Corp.	10,223	410,862
Visa, Inc., Class A	12,081	2,096,658

		5,853,838

Electronics — 5.8%
Amphenol Corp., Class A	9,176	880,345
Fortive Corp.	8,386	683,627
Mettler-Toledo International, Inc.*	1,229	1,032,360
Waters Corp.*	4,087	879,686

		3,476,018

Entertainment — 0.6%
Flutter Entertainment PLC	4,751	357,961

	Number of Shares	Value†

Healthcare Products — 6.3%
Abbott Laboratories	14,563	$1,224,749
Becton Dickinson & Co.	3,712	935,461
Thermo Fisher Scientific, Inc.	5,446	1,599,381

		3,759,591

Household Products & Wares — 1.6%
Church & Dwight Co., Inc.	4,103	299,765
Reckitt Benckiser Group PLC	8,250	651,379

		951,144

Insurance — 2.8%
Aon PLC	8,857	1,709,224

Internet — 7.2%
Alibaba Group Holding Ltd. ADR*	5,855	992,130
Alphabet, Inc., Class A*	3,058	3,311,202

		4,303,332

Lodging — 2.1%
Marriott International, Inc., Class A	8,969	1,258,261

Machinery — Diversified — 2.0%
Nordson Corp.	8,398	1,186,721

Media — 2.6%
Comcast Corp., Class A	30,695	1,297,785
The Walt Disney Co.	1,894	264,478

		1,562,263

Miscellaneous Manufacturing — 1.5%
Danaher Corp.	6,538	934,411

Oil & Gas Services — 0.1%
Schlumberger Ltd.	1,324	52,616

Pharmaceuticals — 3.7%
Cigna Corp.	3,076	484,624
Elanco Animal Health, Inc.*	28,472	962,354
Eli Lilly & Co.	2,438	270,106
Zoetis, Inc.	4,721	535,786

		2,252,870

Retail — 4.5%
AutoZone, Inc.*	323	355,129
Starbucks Corp.	14,664	1,229,283
The TJX Cos., Inc.	21,091	1,115,292

		2,699,704

Semiconductors — 5.2%
Analog Devices, Inc.	8,469	955,896
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,164	711,484
Texas Instruments, Inc.	12,696	1,456,993

		3,124,373

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 10.5%
Electronic Arts, Inc.*	9,540	$966,020
Fidelity National Information Services, Inc.	10,486	1,286,423
Fiserv, Inc.*	11,415	1,040,591
Microsoft Corp.	22,394	2,999,900

		6,292,934

Transportation — 1.8%
Union Pacific Corp.	6,267	1,059,812

TOTAL COMMON STOCKS (Cost $41,635,648)		59,732,122

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $344,489)	344,489	344,489

TOTAL INVESTMENTS — 100.1% (Cost $41,980,137)		60,076,611

Other Assets & Liabilities — (0.1)%		(67,055)

TOTAL NET ASSETS — 100.0%		$60,009,556

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depositary Receipt.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,072,327	$1,072,327	$—	$—
Apparel	3,642,258	1,724,675	1,917,583	—
Beverages	1,043,532	1,043,532	—	—
Chemicals	2,920,013	2,920,013	—	—
Commercial Services	2,946,457	2,488,083	458,374	—
Computers	4,702,299	4,702,299	—	—
Cosmetics & Personal Care	2,570,163	2,174,378	395,785	—
Diversified Financial Services	5,853,838	5,853,838	—	—
Electronics	3,476,018	3,476,018	—	—
Entertainment	357,961	—	357,961	—
Healthcare Products	3,759,591	3,759,591	—	—
Household Products & Wares	951,144	299,765	651,379	—
Insurance	1,709,224	1,709,224	—	—
Internet	4,303,332	4,303,332	—	—
Lodging	1,258,261	1,258,261	—	—
Machinery - Diversified	1,186,721	1,186,721	—	—
Media	1,562,263	1,562,263	—	—
Miscellaneous Manufacturing	934,411	934,411	—	—
Oil & Gas Services	52,616	52,616	—	—
Pharmaceuticals	2,252,870	2,252,870	—	—
Retail	2,699,704	2,699,704	—	—
Semiconductors	3,124,373	3,124,373	—	—
Software	6,292,934	6,292,934	—	—
Transportation	1,059,812	1,059,812	—	—

TOTAL COMMON STOCKS	59,732,122	55,951,040	3,781,082	—

SHORT-TERM INVESTMENTS	344,489	344,489	—	—

TOTAL INVESTMENTS	$60,076,611	$56,295,529	$3,781,082	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.9%
Aerospace & Defense — 1.5%
HEICO Corp., Class A	20,740	$2,143,894

Apparel — 3.5%
LVMH Moet Hennessy Louis Vuitton S.E.	11,831	5,029,661

Chemicals — 5.2%
Ecolab, Inc.	38,141	7,530,559

Commercial Services — 9.9%
Gartner, Inc.*	22,674	3,649,154
Rollins, Inc.	101,178	3,629,255
S&P Global, Inc.	9,708	2,211,385
ServiceMaster Global Holdings, Inc.*	46,063	2,399,422
Verisk Analytics, Inc.	15,549	2,277,306

		14,166,522

Cosmetics & Personal Care — 2.6%
The Estee Lauder Cos., Inc., Class A	20,628	3,777,193

Electronics — 1.5%
Fortive Corp.	26,894	2,192,399

Environmental Control — 1.6%
Waste Connections, Inc.	23,576	2,253,394

Healthcare Products — 5.0%
Intuitive Surgical, Inc.*	13,751	7,213,087

Internet — 21.4%
Alphabet, Inc., Class C*	3,013	3,256,782
Amazon.com, Inc.*	5,568	10,543,732
Facebook, Inc., Class A*	11,080	2,138,440
MercadoLibre, Inc.*	5,495	3,361,676
Spotify Technology S.A.*	34,224	5,004,233
Twitter, Inc.*	182,440	6,367,156

		30,672,019

Media — 5.1%
The Walt Disney Co.	51,962	7,255,974

Miscellaneous Manufacturing — 1.6%
Danaher Corp.	16,172	2,311,302

Packaging and Containers — 1.5%
Ball Corp.	31,485	2,203,635

Pharmaceuticals — 5.4%
Elanco Animal Health, Inc.*	110,542	3,736,320
Zoetis, Inc.	35,239	3,999,274

		7,735,594

Retail — 4.2%
Copart, Inc.*	49,009	3,662,933
Starbucks Corp.	27,712	2,323,097

		5,986,030

Software — 25.5%
Adobe, Inc.*	17,788	5,241,234
Autodesk, Inc.*	13,174	2,146,045
Broadridge Financial Solutions, Inc.	27,921	3,564,953
Constellation Software, Inc.	5,726	5,396,751

	Number of Shares	Value†

Software — (continued)
Intuit, Inc.	7,972	$2,083,323
MSCI, Inc.	9,384	2,240,805
salesforce.com, Inc.*	23,116	3,507,391
ServiceNow, Inc.*	22,839	6,270,904
Workday, Inc., Class A*	30,167	6,201,732

		36,653,138

Transportation — 2.4%
Union Pacific Corp.	19,940	3,372,053

TOTAL COMMON STOCKS (Cost $110,200,111)		140,496,454

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $3,213,389)	3,213,389	3,213,389

TOTAL INVESTMENTS — 100.1% (Cost $113,413,500)		143,709,843

Other Assets & Liabilities — (0.1)%		(117,765)

TOTAL NET ASSETS — 100.0%		$143,592,078

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 6/30/2019††
United States	85%
Canada	5
France	4
Sweden	4
Argentina	2

Total	100%

††	% of total investments as of June 30, 2019.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Core Growth Fund

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$2,143,894	$2,143,894	$—	$—
Apparel	5,029,661	—	5,029,661	—
Chemicals	7,530,559	7,530,559	—	—
Commercial Services	14,166,522	14,166,522	—	—
Cosmetics & Personal Care	3,777,193	3,777,193	—	—
Electronics	2,192,399	2,192,399	—	—
Environmental Control	2,253,394	2,253,394	—	—
Healthcare Products	7,213,087	7,213,087	—	—
Internet	30,672,019	30,672,019	—	—
Media	7,255,974	7,255,974	—	—
Miscellaneous Manufacturing	2,311,302	2,311,302	—	—
Packaging and Containers	2,203,635	2,203,635	—	—
Pharmaceuticals	7,735,594	7,735,594	—	—
Retail	5,986,030	5,986,030	—	—
Software	36,653,138	36,653,138	—	—
Transportation	3,372,053	3,372,053	—	—

TOTAL COMMON STOCKS	140,496,454	135,466,793	5,029,661	—

SHORT-TERM INVESTMENTS	3,213,389	3,213,389	—	—

TOTAL INVESTMENTS	$143,709,843	$138,680,182	$5,029,661	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 89.3%
Aerospace & Defense — 3.5%
Curtiss-Wright Corp.	11,250	$1,430,213
Raytheon Co.	30,580	5,317,250

		6,747,463

Airlines — 1.6%
Delta Air Lines, Inc.	30,970	1,757,547
Southwest Airlines Co.	25,510	1,295,398

		3,052,945

Apparel — 0.6%
Tapestry, Inc.	35,380	1,122,607

Auto Manufacturers — 0.4%
PACCAR, Inc.	10,480	750,997

Auto Parts & Equipment — 1.6%
Altra Industrial Motion Corp.	65,690	2,356,957
BorgWarner, Inc.	17,310	726,674

		3,083,631

Banks — 8.6%
Citigroup, Inc.	80,026	5,604,221
JPMorgan Chase & Co.	67,505	7,547,059
Northern Trust Corp.	18,650	1,678,500
The Goldman Sachs Group, Inc.	7,570	1,548,822

		16,378,602

Biotechnology — 3.9%
Amgen, Inc.	6,390	1,177,549
Biogen, Inc.*	7,320	1,711,929
Celgene Corp.*	17,430	1,611,229
Gilead Sciences, Inc.	43,580	2,944,265

		7,444,972

Chemicals — 0.4%
LyondellBasell Industries N.V., Class A	8,750	753,638

Commercial Services — 0.4%
Robert Half International, Inc.	12,100	689,821

Computers — 0.6%
Leidos Holdings, Inc.	14,280	1,140,258

Diversified Financial Services — 4.5%
Capital One Financial Corp.	61,050	5,539,677
TD Ameritrade Holding Corp.	60,920	3,041,126

		8,580,803

Electrical Components & Equipment — 1.2%
Acuity Brands, Inc.	5,190	715,753
Hubbell, Inc.	5,750	749,800
Littelfuse, Inc.	5,140	909,317

		2,374,870

Electronics — 3.6%
Dolby Laboratories, Inc., Class A	47,646	3,077,932
FLIR Systems, Inc.	13,810	747,121
Garmin Ltd.	16,440	1,311,912
Gentex Corp.	21,230	522,470
Keysight Technologies, Inc.*	12,750	1,145,077

		6,804,512

	Number of Shares	Value†

Engineering & Construction — 0.9%
EMCOR Group, Inc.	18,540	$1,633,374

Healthcare Services — 1.7%
Anthem, Inc.	11,180	3,155,108

Home Builders — 0.8%
D.R. Horton, Inc.	37,170	1,603,142

Insurance — 9.5%
Aflac, Inc.	20,110	1,102,229
Berkshire Hathaway, Inc., Class B*	30,430	6,486,763
Fidelity National Financial, Inc.	70,624	2,846,147
Reinsurance Group of America, Inc.	23,390	3,649,542
The Allstate Corp.	38,880	3,953,707

		18,038,388

Internet — 3.1%
Expedia Group, Inc.	21,370	2,842,851
F5 Networks, Inc.*	21,520	3,133,958

		5,976,809

Media — 5.1%
Comcast Corp., Class A	126,378	5,343,262
Discovery, Inc., Class A*	95,320	2,926,324
The Walt Disney Co.	10,760	1,502,526

		9,772,112

Miscellaneous Manufacturing — 2.3%
Crane Co.	27,810	2,320,467
Hexcel Corp.	15,680	1,268,198
Parker-Hannifin Corp.	4,290	729,343

		4,318,008

Oil & Gas — 9.2%
Chevron Corp.	8,940	1,112,494
ConocoPhillips	69,340	4,229,740
Exxon Mobil Corp.	34,480	2,642,202
Murphy USA, Inc.*	31,670	2,661,230
Occidental Petroleum Corp.	18,020	906,046
Phillips 66	63,760	5,964,110

		17,515,822

Oil & Gas Services — 0.4%
Dril-Quip, Inc.*	16,080	771,840

Pharmaceuticals — 8.7%
AmerisourceBergen Corp.	8,970	764,782
Bristol-Myers Squibb Co.	21,570	978,200
Cigna Corp.	14,260	2,246,663
Pfizer, Inc.	150,207	6,506,967
Roche Holding AG ADR	172,170	6,043,167

		16,539,779

Real Estate — 2.4%
CBRE Group, Inc., Class A*	87,712	4,499,626

Retail — 4.6%
Advance Auto Parts, Inc.	14,830	2,285,896
Walmart, Inc.	58,140	6,423,889

		8,709,785

Software — 0.4%
Akamai Technologies, Inc.*	9,010	722,061

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 7.0%
Cisco Systems, Inc.	84,010	$4,597,868
Verizon Communications, Inc.	151,447	8,652,167

		13,250,035

Transportation — 2.3%
Kansas City Southern	12,380	1,508,131
Knight-Swift Transportation Holdings, Inc.	29,070	954,659
Norfolk Southern Corp.	4,245	846,156
Saia, Inc.*	16,415	1,061,558

		4,370,504

TOTAL COMMON STOCKS (Cost $156,707,276)		169,801,512

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Apartments — 0.6%
Mid-America Apartment Communities, Inc.	10,240	1,205,863

Strip Centers — 1.5%
Regency Centers Corp.	41,680	2,781,723

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,804,437)		3,987,586

SHORT-TERM INVESTMENTS — 10.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $19,335,959)	19,335,959	19,335,959

TOTAL INVESTMENTS — 101.6% (Cost $179,847,672)		193,125,057

Other Assets & Liabilities — (1.6)%		(3,081,115)

TOTAL NET ASSETS — 100.0%		$190,043,942

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depositary Receipt.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$169,801,512	$169,801,512	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,987,586	3,987,586	—	—
SHORT-TERM INVESTMENTS	19,335,959	19,335,959	—	—

TOTAL INVESTMENTS	$193,125,057	$193,125,057	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.5%
Apparel — 0.6%
Tapestry, Inc.	36,919	$1,171,440

Banks — 11.2%
Bank of America Corp.	215,121	6,238,509
JPMorgan Chase & Co.	11,836	1,323,265
KeyCorp.	81,628	1,448,897
Northern Trust Corp.	21,616	1,945,440
The Goldman Sachs Group, Inc.	10,117	2,069,938
The PNC Financial Services Group, Inc.	39,786	5,461,822
U.S. Bancorp	65,252	3,419,205

		21,907,076

Beverages — 2.9%
Constellation Brands, Inc., Class A	13,584	2,675,233
PepsiCo, Inc.	22,472	2,946,753

		5,621,986

Biotechnology — 1.4%
Gilead Sciences, Inc.	40,791	2,755,840

Chemicals — 1.2%
DuPont de Nemours, Inc.	31,741	2,382,797

Commercial Services — 0.7%
S&P Global, Inc.	5,874	1,338,039

Computers — 1.4%
Cognizant Technology Solutions Corp., Class A	44,811	2,840,569

Cosmetics & Personal Care — 3.3%
The Procter & Gamble Co.	58,844	6,452,245

Diversified Financial Services — 2.9%
American Express Co.	19,822	2,446,828
Discover Financial Services	14,273	1,107,442
Raymond James Financial, Inc.	26,094	2,206,248

		5,760,518

Electric — 6.7%
CMS Energy Corp.	43,983	2,547,055
Edison International	40,206	2,710,286
NextEra Energy, Inc.	23,946	4,905,578
Sempra Energy	21,849	3,002,927

		13,165,846

Electronics — 1.1%
FLIR Systems, Inc.	40,335	2,182,124

Food — 2.3%
Mondelez International, Inc., Class A	84,246	4,540,859

Hand & Machine Tools — 0.9%
Stanley Black & Decker, Inc.	11,704	1,692,516

Healthcare Products — 2.9%
Abbott Laboratories	36,597	3,077,808
Baxter International, Inc.	31,006	2,539,391

		5,617,199

	Number of Shares	Value†

Healthcare Services — 1.0%
Anthem, Inc.	6,659	$1,879,236

Home Builders — 0.9%
D.R. Horton, Inc.	40,569	1,749,741

Insurance — 7.2%
American International Group, Inc.	66,139	3,523,886
Berkshire Hathaway, Inc., Class B*	25,844	5,509,166
The Allstate Corp.	32,930	3,348,652
The Progressive Corp.	22,252	1,778,602

		14,160,306

Iron & Steel — 1.1%
Steel Dynamics, Inc.	72,155	2,179,081

Lodging — 0.8%
Marriott International, Inc., Class A	11,817	1,657,807

Machinery — Diversified — 1.3%
Gardner Denver Holdings, Inc.*	74,307	2,571,022

Media — 4.0%
Fox Corp., Class A	47,872	1,754,030
The Walt Disney Co.	43,632	6,092,773

		7,846,803

Miscellaneous Manufacturing — 5.5%
A.O. Smith Corp.	39,680	1,871,309
Eaton Corp. PLC	23,940	1,993,723
Hexcel Corp.	20,805	1,682,708
Parker-Hannifin Corp.	15,392	2,616,794
Textron, Inc.	48,425	2,568,462

		10,732,996

Oil & Gas — 8.7%
ConocoPhillips	59,673	3,640,053
EOG Resources, Inc.	28,054	2,613,511
Exxon Mobil Corp.	77,876	5,967,638
Phillips 66	39,210	3,667,703
Pioneer Natural Resources Co.	7,512	1,155,796

		17,044,701

Packaging and Containers — 1.9%
Ball Corp.	21,250	1,487,287
Packaging Corp. of America	23,534	2,243,261

		3,730,548

Pharmaceuticals — 8.9%
Bristol-Myers Squibb Co.	64,461	2,923,306
GlaxoSmithKline PLC ADR	86,047	3,443,601
Johnson & Johnson	45,410	6,324,705
Merck & Co., Inc.	40,109	3,363,140
Sanofi ADR	33,272	1,439,679

		17,494,431

Retail — 4.4%
Best Buy Co., Inc.	22,050	1,537,547
The Home Depot, Inc.	5,063	1,052,952
The TJX Cos., Inc.	36,572	1,933,927

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Tiffany & Co.	16,014	$1,499,551
Tractor Supply Co.	23,918	2,602,278

		8,626,255

Savings & Loans — 0.7%
Sterling Bancorp	67,187	1,429,739

Semiconductors — 1.9%
NXP Semiconductors N.V.	13,263	1,294,601
QUALCOMM, Inc.	32,449	2,468,396

		3,762,997

Shipbuilding — 0.8%
Huntington Ingalls Industries, Inc.	6,870	1,543,964

Software — 1.7%
Fidelity National Information Services, Inc.	27,022	3,315,059

Telecommunications — 4.2%
Verizon Communications, Inc.	143,825	8,216,722

TOTAL COMMON STOCKS (Cost $168,220,814)		185,370,462

REAL ESTATE INVESTMENT TRUSTS — 4.8%
Apartments — 2.7%
AvalonBay Communities, Inc.	11,932	2,424,344
Mid-America Apartment Communities, Inc.	24,882	2,930,104

		5,354,448

Office Property — 1.2%
Boston Properties, Inc.	18,049	2,328,321

Storage & Warehousing — 0.9%
CubeSmart	50,179	1,677,986

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,394,888)		9,360,755

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $1,134,615)	1,134,615	1,134,615

TOTAL INVESTMENTS — 99.9% (Cost $177,750,317)		195,865,832

Other Assets & Liabilities — 0.1%		192,801

TOTAL NET ASSETS — 100.0%		$196,058,633

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$185,370,462	$185,370,462	$—	$—
REAL ESTATE INVESTMENT TRUSTS	9,360,755	9,360,755	—	—
SHORT-TERM INVESTMENTS	1,134,615	1,134,615	—	—

TOTAL INVESTMENTS	$195,865,832	$195,865,832	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.5%

Advertising — 0.1%
Omnicom Group, Inc.	4,257	$348,861
The Interpublic Group of Cos., Inc.	6,992	157,949

		506,810

Aerospace & Defense — 2.5%
Arconic, Inc.	7,949	205,243
General Dynamics Corp.	5,229	950,737
L3 Technologies, Inc.*	1,509	369,962
L3Harris Technologies, Inc.	2,225	420,814
Lockheed Martin Corp.	4,730	1,719,544
Northrop Grumman Corp.	3,276	1,058,508
Raytheon Co.	5,291	919,999
The Boeing Co.	10,011	3,644,104
TransDigm Group, Inc.*	931	450,418
United Technologies Corp.	15,622	2,033,985

		11,773,314

Agriculture — 1.0%
Altria Group, Inc.	36,110	1,709,809
Archer-Daniels-Midland Co.	10,735	437,988
Philip Morris International, Inc.	29,783	2,338,859

		4,486,656

Airlines — 0.4%
Alaska Air Group, Inc.	2,219	141,816
American Airlines Group, Inc.	7,921	258,304
Delta Air Lines, Inc.	11,258	638,891
Southwest Airlines Co.	9,192	466,770
United Airlines Holdings, Inc.*	4,258	372,788

		1,878,569

Apparel — 0.7%
Capri Holdings Ltd.*	3,128	108,479
Hanesbrands, Inc.	6,506	112,033
NIKE, Inc., Class B	24,152	2,027,561
PVH Corp.	1,500	141,960
Ralph Lauren Corp.	1,060	120,406
Tapestry, Inc.	5,884	186,699
Under Armour, Inc., Class A*	3,900	98,865
Under Armour, Inc., Class C*	3,927	87,179
VF Corp.	6,301	550,392

		3,433,574

Auto Manufacturers — 0.5%
Ford Motor Co.	74,974	766,984
General Motors Co.	25,324	975,734
PACCAR, Inc.	6,728	482,128

		2,224,846

Auto Parts & Equipment — 0.1%
Aptiv PLC	4,939	399,219
BorgWarner, Inc.	3,814	160,112

		559,331

Banks — 6.3%
Bank of America Corp.	169,268	4,908,772
BB&T Corp.	14,869	730,514

	Number of Shares	Value†

Banks — (continued)
Citigroup, Inc.	44,215	$3,096,376
Citizens Financial Group, Inc.	8,863	313,396
Comerica, Inc.	3,037	220,608
Fifth Third Bancorp	14,385	401,341
First Republic Bank	3,200	312,480
Huntington Bancshares, Inc.	20,019	276,663
JPMorgan Chase & Co.	62,134	6,946,581
KeyCorp.	19,650	348,788
M&T Bank Corp.	2,685	456,638
Morgan Stanley	24,305	1,064,802
Northern Trust Corp.	4,246	382,140
Regions Financial Corp.	19,761	295,229
State Street Corp.	7,394	414,508
SunTrust Banks, Inc.	8,615	541,453
SVB Financial Group*	999	224,365
The Bank of New York Mellon Corp.	17,068	753,552
The Goldman Sachs Group, Inc.	6,598	1,349,951
The PNC Financial Services Group, Inc.	8,749	1,201,063
U.S. Bancorp	28,523	1,494,605
Wells Fargo & Co.	77,376	3,661,432
Zions Bancorp NA	3,433	157,849

		29,553,106

Beverages — 1.9%
Brown-Forman Corp., Class B	3,179	176,212
Constellation Brands, Inc., Class A	3,166	623,512
Molson Coors Brewing Co., Class B	3,554	199,024
Monster Beverage Corp.*	7,655	488,619
PepsiCo, Inc.	26,817	3,516,513
The Coca-Cola Co.	73,459	3,740,532

		8,744,412

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.*	4,262	558,237
Amgen, Inc.	11,647	2,146,309
Biogen, Inc.*	3,679	860,408
Celgene Corp.*	13,599	1,257,091
Corteva, Inc.*	14,425	426,547
Gilead Sciences, Inc.	24,391	1,647,856
Illumina, Inc.*	2,838	1,044,810
Incyte Corp.*	3,306	280,878
Regeneron Pharmaceuticals, Inc.*	1,492	466,996
Vertex Pharmaceuticals, Inc.*	4,875	893,977

		9,583,109

Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	2,768	158,136
Johnson Controls International PLC	15,603	644,560
Martin Marietta Materials, Inc.	1,195	274,981
Masco Corp.	5,522	216,683
Vulcan Materials Co.	2,473	339,568

		1,633,928

Chemicals — 1.9%
Air Products & Chemicals, Inc.	4,182	946,679
Albemarle Corp.	2,152	151,522
Celanese Corp.	2,400	258,720
CF Industries Holdings, Inc.	4,309	201,273

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Dow, Inc.	14,640	$721,899
DuPont de Nemours, Inc.	14,425	1,082,885
Eastman Chemical Co.	2,620	203,915
Ecolab, Inc.	4,911	969,628
FMC Corp.	2,517	208,785
International Flavors & Fragrances, Inc.	1,980	287,278
Linde PLC	10,336	2,075,469
LyondellBasell Industries N.V., Class A	5,891	507,392
PPG Industries, Inc.	4,614	538,500
The Mosaic Co.	6,834	171,055
The Sherwin-Williams Co.	1,552	711,266

		9,036,266

Commercial Services — 2.1%
Alliance Data Systems Corp.	862	120,792
Automatic Data Processing, Inc.	8,292	1,370,916
Cintas Corp.	1,668	395,800
Equifax, Inc.	2,264	306,183
FleetCor Technologies, Inc.*	1,622	455,539
Gartner, Inc.*	1,667	268,287
Global Payments, Inc.	3,078	492,880
H&R Block, Inc.	4,166	122,064
IHS Markit Ltd.*	7,000	446,040
MarketAxess Holdings, Inc.	700	224,994
Moody’s Corp.	3,173	619,718
Nielsen Holdings PLC	6,921	156,414
PayPal Holdings, Inc.*	22,621	2,589,200
Quanta Services, Inc.	2,677	102,235
Robert Half International, Inc.	2,394	136,482
Rollins, Inc.	3,000	107,610
S&P Global, Inc.	4,749	1,081,775
Total System Services, Inc.	3,177	407,514
United Rentals, Inc.*	1,505	199,608
Verisk Analytics, Inc.	3,158	462,521

		10,066,572

Computers — 5.1%
Accenture PLC, Class A	12,286	2,270,084
Apple, Inc.	83,789	16,583,519
Cognizant Technology Solutions Corp., Class A	10,772	682,837
DXC Technology Co.	5,058	278,949
Fortinet, Inc.*	2,900	222,807
Hewlett Packard Enterprise Co.	25,058	374,617
HP, Inc.	29,359	610,373
International Business Machines Corp.	16,938	2,335,750
NetApp, Inc.	4,787	295,358
Seagate Technology PLC	5,158	243,045
Western Digital Corp.	5,783	274,982

		24,172,321

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	16,667	1,194,524
Coty, Inc., Class A	5,413	72,534
The Estee Lauder Cos., Inc., Class A	4,226	773,823
The Procter & Gamble Co.	48,025	5,265,941

		7,306,822

	Number of Shares	Value†

Distribution & Wholesale — 0.2%
Fastenal Co.	11,020	$359,142
Genuine Parts Co.	2,777	287,642
LKQ Corp.*	6,400	170,304
W.W. Grainger, Inc.	902	241,943

		1,059,031

Diversified Financial Services — 4.3%
Affiliated Managers Group, Inc.	1,047	96,470
American Express Co.	13,222	1,632,124
Ameriprise Financial, Inc.	2,646	384,093
BlackRock, Inc.	2,262	1,061,557
Capital One Financial Corp.	8,916	809,038
Cboe Global Markets, Inc.	2,130	220,732
CME Group, Inc.	6,855	1,330,624
Discover Financial Services	6,089	472,445
E*TRADE Financial Corp.	4,776	213,010
Franklin Resources, Inc.	5,827	202,780
Intercontinental Exchange, Inc.	10,935	939,754
Invesco Ltd.	8,067	165,051
Jefferies Financial Group, Inc.	5,017	96,477
Mastercard, Inc., Class A	17,203	4,550,710
Nasdaq, Inc.	2,199	211,478
Raymond James Financial, Inc.	2,553	215,856
Synchrony Financial	12,566	435,663
T. Rowe Price Group, Inc.	4,495	493,146
The Charles Schwab Corp.	22,804	916,493
The Western Union Co.	8,445	167,971
Visa, Inc., Class A	33,299	5,779,041

		20,394,513

Electric — 3.0%
AES Corp.	12,844	215,266
Alliant Energy Corp.	4,717	231,510
Ameren Corp.	4,650	349,262
American Electric Power Co., Inc.	9,386	826,062
CMS Energy Corp.	5,427	314,278
Consolidated Edison, Inc.	6,116	536,251
Dominion Energy, Inc.	15,466	1,195,831
DTE Energy Co.	3,514	449,370
Duke Energy Corp.	14,074	1,241,890
Edison International	6,120	412,549
Entergy Corp.	3,563	366,740
Evergy, Inc.	4,528	272,359
Eversource Energy	5,991	453,878
Exelon Corp.	18,664	894,752
FirstEnergy Corp.	9,503	406,823
NextEra Energy, Inc.	9,186	1,881,844
NRG Energy, Inc.	5,461	191,790
Pinnacle West Capital Corp.	2,115	199,000
PPL Corp.	13,998	434,078
Public Service Enterprise Group, Inc.	9,817	577,436
Sempra Energy	5,254	722,110
The Southern Co.	19,994	1,105,268
WEC Energy Group, Inc.	5,996	499,887
Xcel Energy, Inc.	9,763	580,801

		14,359,035

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,456	$404,783
Emerson Electric Co.	11,793	786,829

		1,191,612

Electronics — 1.3%
Agilent Technologies, Inc.	6,128	457,578
Allegion PLC	1,732	191,472
Amphenol Corp., Class A	5,786	555,109
FLIR Systems, Inc.	2,637	142,662
Fortive Corp.	5,606	457,001
Garmin Ltd.	2,400	191,520
Honeywell International, Inc.	13,905	2,427,674
Keysight Technologies, Inc.*	3,700	332,297
Mettler-Toledo International, Inc.*	474	398,160
PerkinElmer, Inc.	2,050	197,497
TE Connectivity Ltd.	6,500	622,570
Waters Corp.*	1,358	292,296

		6,265,836

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	2,268	191,397

Environmental Control — 0.3%
Republic Services, Inc.	4,226	366,141
Waste Management, Inc.	7,558	871,966

		1,238,107

Food — 1.3%
Campbell Soup Co.	3,498	140,165
Conagra Brands, Inc.	9,483	251,489
General Mills, Inc.	11,497	603,823
Hormel Foods Corp.	5,195	210,605
Kellogg Co.	4,799	257,082
Lamb Weston Holdings, Inc.	2,900	183,744
McCormick & Co., Inc.	2,419	374,969
Mondelez International, Inc., Class A	27,709	1,493,515
Sysco Corp.	8,991	635,844
The Hershey Co.	2,607	349,416
The J.M. Smucker Co.	2,231	256,989
The Kraft Heinz Co.	12,139	376,795
The Kroger Co.	15,301	332,185
Tyson Foods, Inc., Class A	5,580	450,529

		5,917,150

Forest Products & Paper — 0.1%
International Paper Co.	7,487	324,337

Gas — 0.2%
Atmos Energy Corp.	2,300	242,788
CenterPoint Energy, Inc.	9,796	280,459
NiSource, Inc.	7,422	213,754

		737,001

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,093	181,045
Stanley Black & Decker, Inc.	2,871	415,175

		596,220

	Number of Shares	Value†

Healthcare Products — 3.7%
Abbott Laboratories	33,726	$2,836,357
ABIOMED, Inc.*	833	216,988
Align Technology, Inc.*	1,380	377,706
Baxter International, Inc.	9,249	757,493
Becton Dickinson & Co.	5,210	1,312,972
Boston Scientific Corp.*	26,783	1,151,133
DENTSPLY SIRONA, Inc.	4,472	260,986
Edwards Lifesciences Corp.*	4,031	744,687
Henry Schein, Inc.*	2,784	194,602
Hologic, Inc.*	5,358	257,291
IDEXX Laboratories, Inc.*	1,641	451,817
Intuitive Surgical, Inc.*	2,217	1,162,927
Medtronic PLC	25,850	2,517,531
ResMed, Inc.	2,704	329,969
Stryker Corp.	5,948	1,222,790
Teleflex, Inc.	900	298,035
The Cooper Cos., Inc.	940	316,677
Thermo Fisher Scientific, Inc.	7,640	2,243,715
Varian Medical Systems, Inc.*	1,751	238,364
Zimmer Biomet Holdings, Inc.	3,888	457,773

		17,349,813

Healthcare Services — 2.0%
Anthem, Inc.	4,937	1,393,271
Centene Corp.*	7,798	408,927
DaVita, Inc.*	2,416	135,924
HCA Healthcare, Inc.	5,179	700,045
Humana, Inc.	2,572	682,352
IQVIA Holdings, Inc.*	3,049	490,584
Laboratory Corp. of America Holdings*	1,903	329,029
Quest Diagnostics, Inc.	2,587	263,383
UnitedHealth Group, Inc.	18,190	4,438,542
Universal Health Services, Inc., Class B	1,596	208,102
WellCare Health Plans, Inc.*	900	256,563

		9,306,722

Home Builders — 0.1%
D.R. Horton, Inc.	6,401	276,075
Lennar Corp., Class A	5,536	268,275
PulteGroup, Inc.	5,063	160,092

		704,442

Home Furnishings — 0.0%
Whirlpool Corp.	1,260	179,374

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,601	185,204
Church & Dwight Co., Inc.	4,777	349,007
Kimberly-Clark Corp.	6,693	892,043
The Clorox Co.	2,410	368,995

		1,795,249

Housewares — 0.0%
Newell Brands, Inc.	6,989	107,770

Insurance — 4.2%
Aflac, Inc.	14,491	794,252
American International Group, Inc.	16,592	884,022
Aon PLC	4,613	890,217

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Insurance — (continued)
Arthur J. Gallagher & Co.	3,515	$307,879
Assurant, Inc.	1,274	135,528
Berkshire Hathaway, Inc., Class B*	37,122	7,913,297
Chubb Ltd.	8,788	1,294,385
Cincinnati Financial Corp.	2,992	310,181
Everest Re Group Ltd.	800	197,744
Lincoln National Corp.	3,830	246,843
Loews Corp.	5,425	296,585
Marsh & McLennan Cos., Inc.	9,723	969,869
MetLife, Inc.	18,037	895,898
Principal Financial Group, Inc.	4,871	282,128
Prudential Financial, Inc.	7,693	776,993
The Allstate Corp.	6,434	654,273
The Hartford Financial Services Group, Inc.	6,953	387,421
The Progressive Corp.	11,231	897,694
The Travelers Cos., Inc.	5,097	762,103
Torchmark Corp.	2,044	182,856
Unum Group	4,002	134,267
Willis Towers Watson PLC	2,441	467,549

		19,681,984

Internet — 9.2%
Alphabet, Inc., Class A*	5,735	6,209,858
Alphabet, Inc., Class C*	5,870	6,344,942
Amazon.com, Inc.*	7,927	15,010,805
Booking Holdings, Inc.*	825	1,546,636
eBay, Inc.	15,477	611,341
Expedia Group, Inc.	2,268	301,712
F5 Networks, Inc.*	1,163	169,368
Facebook, Inc., Class A*	46,031	8,883,983
Netflix, Inc.*	8,360	3,070,795
Symantec Corp.	11,399	248,042
TripAdvisor, Inc.*	1,994	92,302
Twitter, Inc.*	14,124	492,928
VeriSign, Inc.*	1,984	414,973

		43,397,685

Iron & Steel — 0.1%
Nucor Corp.	5,968	328,837

Leisure Time — 0.2%
Carnival Corp.	7,676	357,318
Harley-Davidson, Inc.	2,878	103,119
Norwegian Cruise Line Holdings Ltd.*	4,185	224,441
Royal Caribbean Cruises Ltd.	3,270	396,357

		1,081,235

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	5,553	542,750
Marriott International, Inc., Class A	5,232	733,997
MGM Resorts International	10,210	291,700
Wynn Resorts Ltd.	1,824	226,158

		1,794,605

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	10,995	1,498,509

	Number of Shares	Value†

Machinery — Diversified — 0.7%
Cummins, Inc.	2,758	$472,556
Deere & Co.	6,094	1,009,837
Flowserve Corp.	2,355	124,085
Rockwell Automation, Inc.	2,269	371,730
Roper Technologies, Inc.	2,008	735,450
Wabtec Corp.	3,294	236,378
Xylem, Inc.	3,538	295,918

		3,245,954

Media — 2.4%
CBS Corp., Class B	6,512	324,949
Charter Communications, Inc., Class A*	3,276	1,294,610
Comcast Corp., Class A	86,657	3,663,858
Discovery, Inc., Class A*	2,889	88,692
Discovery, Inc., Class C*	6,876	195,622
DISH Network Corp., Class A*	4,352	167,160
Fox Corp., Class A	6,968	255,308
Fox Corp., Class B	3,120	113,974
News Corp., Class A	7,615	102,726
News Corp., Class B	2,500	34,900
The Walt Disney Co.	33,416	4,666,210
Viacom, Inc., Class B	6,606	197,321

		11,105,330

Mining — 0.2%
Freeport-McMoRan, Inc.	27,831	323,118
Newmont Goldcorp Corp.	15,930	612,827

		935,945

Miscellaneous Manufacturing — 1.9%
3M Co.	11,070	1,918,874
A.O. Smith Corp.	2,818	132,897
Danaher Corp.	12,016	1,717,327
Dover Corp.	2,703	270,841
Eaton Corp. PLC	8,106	675,068
General Electric Co.	167,209	1,755,694
Illinois Tool Works, Inc.	5,756	868,062
Ingersoll-Rand PLC	4,712	596,869
Leggett & Platt, Inc.	2,436	93,469
Parker-Hannifin Corp.	2,548	433,185
Pentair PLC	2,783	103,528
Textron, Inc.	4,577	242,764

		8,808,578

Office & Business Equipment — 0.0%
Xerox Corp.	3,886	137,603

Oil & Gas — 4.2%
Anadarko Petroleum Corp.	9,677	682,809
Apache Corp.	7,042	204,007
Cabot Oil & Gas Corp.	7,932	182,119
Chevron Corp.	36,616	4,556,495
Cimarex Energy Co.	1,861	110,413
Concho Resources, Inc.	3,890	401,370
ConocoPhillips	21,667	1,321,687
Devon Energy Corp.	8,350	238,142
Diamondback Energy, Inc.	3,000	326,910
EOG Resources, Inc.	11,218	1,045,069

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Oil & Gas — (continued)
Exxon Mobil Corp.	81,029	$6,209,252
Helmerich & Payne, Inc.	1,976	100,025
Hess Corp.	4,866	309,332
HollyFrontier Corp.	3,193	147,772
Marathon Oil Corp.	15,667	222,628
Marathon Petroleum Corp.	12,989	725,825
Noble Energy, Inc.	9,538	213,651
Occidental Petroleum Corp.	14,236	715,786
Phillips 66	7,961	744,672
Pioneer Natural Resources Co.	3,268	502,814
Valero Energy Corp.	7,909	677,090

		19,637,868

Oil & Gas Services — 0.4%
Baker Hughes a GE Co.	10,034	247,137
Halliburton Co.	16,889	384,056
National Oilwell Varco, Inc.	7,802	173,439
Schlumberger Ltd.	26,826	1,066,065
TechnipFMC PLC	8,262	214,316

		2,085,013

Packaging and Containers — 0.3%
Amcor PLC*	31,332	360,005
Ball Corp.	6,325	442,687
Packaging Corp. of America	1,747	166,524
Sealed Air Corp.	2,786	119,185
Westrock Co.	5,037	183,699

		1,272,100

Pharmaceuticals — 5.5%
AbbVie, Inc.	28,432	2,067,575
Allergan PLC	5,973	1,000,059
AmerisourceBergen Corp.	3,104	264,647
Bristol-Myers Squibb Co.	31,207	1,415,237
Cardinal Health, Inc.	5,709	268,894
Cigna Corp.	7,294	1,149,170
Eli Lilly & Co.	16,569	1,835,680
Johnson & Johnson	50,858	7,083,502
McKesson Corp.	3,741	502,753
Merck & Co., Inc.	49,270	4,131,290
Mylan N.V.*	9,842	187,392
Nektar Therapeutics*	3,300	117,414
Perrigo Co. PLC	2,383	113,478
Pfizer, Inc.	106,267	4,603,486
Zoetis, Inc.	9,193	1,043,314

		25,783,891

Pipelines — 0.4%
Kinder Morgan, Inc.	37,377	780,432
ONEOK, Inc.	7,989	549,723
The Williams Cos., Inc.	23,217	651,005

		1,981,160

Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,061	310,929

	Number of Shares	Value†

Retail — 5.7%
Advance Auto Parts, Inc.	1,441	$222,116
AutoZone, Inc.*	483	531,044
Best Buy Co., Inc.	4,363	304,232
CarMax, Inc.*	3,183	276,380
Chipotle Mexican Grill, Inc.*	468	342,988
Copart, Inc.*	3,900	291,486
Costco Wholesale Corp.	8,488	2,243,039
CVS Health Corp.	25,123	1,368,952
Darden Restaurants, Inc.	2,428	295,560
Dollar General Corp.	4,887	660,527
Dollar Tree, Inc.*	4,529	486,369
Foot Locker, Inc.	2,248	94,236
Kohl’s Corp.	3,093	147,072
L Brands, Inc.	4,435	115,753
Lowe’s Cos., Inc.	14,924	1,505,981
Macy’s, Inc.	6,263	134,404
McDonald’s Corp.	14,599	3,031,628
Nordstrom, Inc.	1,856	59,132
O’Reilly Automotive, Inc.*	1,484	548,071
Ross Stores, Inc.	7,190	712,673
Starbucks Corp.	23,120	1,938,150
Target Corp.	9,717	841,589
The Gap, Inc.	4,382	78,745
The Home Depot, Inc.	21,059	4,379,640
The TJX Cos., Inc.	23,084	1,220,682
Tiffany & Co.	2,105	197,112
Tractor Supply Co.	2,334	253,939
Ulta Beauty, Inc.*	1,059	367,357
Walgreens Boots Alliance, Inc.	14,728	805,180
Walmart, Inc.	26,744	2,954,945
Yum! Brands, Inc.	5,938	657,158

		27,066,140

Savings & Loans — 0.0%
People’s United Financial, Inc.	7,929	133,049

Semiconductors — 3.8%
Advanced Micro Devices, Inc.*	17,000	516,290
Analog Devices, Inc.	7,049	795,621
Applied Materials, Inc.	17,737	796,569
Broadcom, Inc.	7,637	2,198,387
Intel Corp.	85,669	4,100,975
IPG Photonics Corp.*	667	102,885
KLA-Tencor Corp.	3,117	368,429
Lam Research Corp.	2,824	530,460
Maxim Integrated Products, Inc.	5,100	305,082
Microchip Technology, Inc.	4,518	391,711
Micron Technology, Inc.*	21,644	835,242
NVIDIA Corp.	11,681	1,918,371
Qorvo, Inc.*	2,470	164,527
QUALCOMM, Inc.	23,143	1,760,488
Skyworks Solutions, Inc.	3,287	253,986
Texas Instruments, Inc.	18,086	2,075,549
Xilinx, Inc.	4,884	575,921

		17,690,493

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	814	182,938

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 7.7%
Activision Blizzard, Inc.	14,643	$691,150
Adobe, Inc.*	9,345	2,753,504
Akamai Technologies, Inc.*	3,053	244,667
ANSYS, Inc.*	1,561	319,724
Autodesk, Inc.*	4,186	681,899
Broadridge Financial Solutions, Inc.	2,226	284,216
Cadence Design Systems, Inc.*	5,481	388,110
Cerner Corp.	6,300	461,790
Citrix Systems, Inc.	2,355	231,120
Electronic Arts, Inc.*	5,829	590,244
Fidelity National Information Services, Inc.	6,149	754,359
Fiserv, Inc.*	7,443	678,504
Intuit, Inc.	4,979	1,301,162
Jack Henry & Associates, Inc.	1,500	200,880
Microsoft Corp.	146,903	19,679,126
MSCI, Inc.	1,622	387,317
Oracle Corp.	46,376	2,642,041
Paychex, Inc.	6,141	505,343
Red Hat, Inc.*	3,377	634,065
salesforce.com, Inc.*	14,834	2,250,763
Synopsys, Inc.*	2,823	363,292
Take-Two Interactive Software, Inc.*	2,094	237,732

		36,281,008

Telecommunications — 3.3%
Arista Networks, Inc.*	1,000	259,620
AT&T, Inc.	140,384	4,704,268
CenturyLink, Inc.	18,914	222,429
Cisco Systems, Inc.	81,940	4,484,576
Corning, Inc.	15,368	510,679
Juniper Networks, Inc.	6,771	180,312
Motorola Solutions, Inc.	3,148	524,866
Verizon Communications, Inc.	79,158	4,522,296

		15,409,046

Textiles — 0.0%
Mohawk Industries, Inc.*	1,128	166,346

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,209	233,447

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	2,589	218,382
CSX Corp.	14,625	1,131,536
Expeditors International of Washington, Inc.	3,212	243,662
FedEx Corp.	4,635	761,021
J.B. Hunt Transport Services, Inc.	1,592	145,525
Kansas City Southern	2,001	243,762
Norfolk Southern Corp.	5,152	1,026,948
Union Pacific Corp.	13,520	2,286,367
United Parcel Service, Inc., Class B	13,291	1,372,562

		7,429,765

Water — 0.1%
American Water Works Co., Inc.	3,534	409,944

TOTAL COMMON STOCKS (Cost $205,634,084)		$454,766,647

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 2.9%
Apartments — 0.4%
Apartment Investment & Management Co., Class A	2,663	$133,470
AvalonBay Communities, Inc.	2,638	535,989
Equity Residential	7,144	542,372
Essex Property Trust, Inc.	1,233	359,950
Mid-America Apartment Communities, Inc.	2,116	249,180
UDR, Inc.	5,105	229,163

		2,050,124

Building & Real Estate — 0.1%
Realty Income Corp.	5,734	395,474

Commercial Services — 0.0%
Iron Mountain, Inc.	5,224	163,511

Diversified — 0.9%
American Tower Corp.	8,471	1,731,896
Crown Castle International Corp.	7,939	1,034,848
Digital Realty Trust, Inc.	3,992	470,218
Duke Realty Corp.	6,867	217,066
SBA Communications Corp.*	2,164	486,554
Vornado Realty Trust	3,299	211,466
Weyerhaeuser Co.	14,392	379,085

		4,531,133

Healthcare — 0.3%
HCP, Inc.	9,163	293,033
Ventas, Inc.	6,860	468,881
Welltower, Inc.	7,930	646,533

		1,408,447

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	14,025	255,535

Industrial — 0.2%
Prologis, Inc.	12,127	971,373

Office Property — 0.2%
Alexandria Real Estate Equities, Inc.	2,110	297,700
Boston Properties, Inc.	2,909	375,261
SL Green Realty Corp.	1,608	129,235

		802,196

Regional Malls — 0.2%
Simon Property Group, Inc.	5,974	954,406
The Macerich Co.	2,223	74,448

		1,028,854

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,412	255,913
Public Storage	2,915	694,266

		950,179

Strip Centers — 0.1%
Federal Realty Investment Trust	1,416	182,324
Kimco Realty Corp.	8,160	150,797
Regency Centers Corp.	3,253	217,105

		550,226

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)

Telecommunications — 0.2%
Equinix, Inc.	1,599	$806,360

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,820,569)		13,913,412

	Par (000)
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill¤(a) 2.110%, 11/29/19 (Cost $249,770)	$252	249,817

	Number of Shares
SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $2,850,147)	2,850,147	2,850,147

TOTAL INVESTMENTS — 100.1% (Cost $217,554,570)		471,780,023

Other Assets & Liabilities — (0.1)%		(695,250)

TOTAL NET ASSETS — 100.0%		$471,084,773

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
(a)	All or portion of securities segregated as collateral for futures contracts.

NA — National Association.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$454,766,647	$454,766,647	$—	$—
REAL ESTATE INVESTMENT TRUSTS	13,913,412	13,913,412	—	—
U.S. TREASURY OBLIGATION	249,817	—	249,817	—
SHORT-TERM INVESTMENTS	2,850,147	2,850,147	—	—

TOTAL INVESTMENTS	$471,780,023	$471,530,206	$249,817	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$57,708	$57,708	$—	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$57,708	$57,708	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Open futures contracts held by the Fund at June 30, 2019 were as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini S&P 500 Index	9/20/2019	24	50	$2,944	$3,533,040	$57,708	$—

Total							$57,708	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.8%
Aerospace & Defense — 1.6%
L3Harris Technologies, Inc.	11,658	$2,204,877

Apparel — 1.1%
Burberry Group PLC	63,314	1,500,686

Auto Parts & Equipment — 1.7%
BorgWarner, Inc.	54,689	2,295,844

Banks — 2.7%
First Republic Bank	23,126	2,258,254
SVB Financial Group*	5,995	1,346,417

		3,604,671

Biotechnology — 1.0%
Seattle Genetics, Inc.*	19,728	1,365,375

Building Materials — 1.2%
Trex Co., Inc.*	22,047	1,580,770

Chemicals — 2.9%
Axalta Coating Systems Ltd.*	79,249	2,359,243
RPM International, Inc.	26,829	1,639,520

		3,998,763

Commercial Services — 9.7%
CoStar Group, Inc.*	8,504	4,711,726
MarketAxess Holdings, Inc.	9,092	2,922,351
Square, Inc., Class A*	37,619	2,728,506
TransUnion	40,183	2,953,852

		13,316,435

Distribution & Wholesale — 2.0%
Fastenal Co.	83,038	2,706,208

Diversified Financial Services — 0.5%
Cboe Global Markets, Inc.	6,622	686,238

Electrical Components & Equipment — 1.7%
Novanta, Inc.*	5,295	499,319
Universal Display Corp.	9,708	1,825,686

		2,325,005

Electronics — 5.8%
Agilent Technologies, Inc.	20,852	1,557,019
Coherent, Inc.*	6,584	897,860
Fortive Corp.	30,818	2,512,283
Keysight Technologies, Inc.*	33,261	2,987,171

		7,954,333

Food — 2.4%
Sprouts Farmers Market, Inc.*	86,000	1,624,540
The Hershey Co.	12,295	1,647,899

		3,272,439

Healthcare Products — 6.3%
ABIOMED, Inc.*	7,934	2,066,728
Edwards Lifesciences Corp.*	13,967	2,580,264
Glaukos Corp.*	22,940	1,729,676
Intuitive Surgical, Inc.*	4,310	2,260,810

		8,637,478

	Number of Shares	Value†

Healthcare Services — 1.3%
Laboratory Corp. of America Holdings*	10,213	$1,765,828

Household Products & Wares — 1.2%
The Scotts Miracle-Gro Co.	17,030	1,677,455

Internet — 6.6%
GrubHub, Inc.*	28,021	2,185,358
MercadoLibre, Inc.*	4,260	2,606,140
Palo Alto Networks, Inc.*	8,998	1,833,432
Proofpoint, Inc.*	9,706	1,167,147
Twitter, Inc.*	36,389	1,269,976

		9,062,053

Machinery — Diversified — 4.4%
Gardner Denver Holdings, Inc.*	29,603	1,024,264
IDEX Corp.	14,050	2,418,567
The Middleby Corp.*	19,135	2,596,619

		6,039,450

Miscellaneous Manufacturing — 1.4%
A.O. Smith Corp.	41,115	1,938,983

Pharmaceuticals — 5.5%
BioMarin Pharmaceutical, Inc.*	15,066	1,290,403
DexCom, Inc.*	16,229	2,431,753
Zoetis, Inc.	33,905	3,847,879

		7,570,035

Retail — 15.6%
Chipotle Mexican Grill, Inc.*	5,116	3,749,414
Dunkin’ Brands Group, Inc.	30,652	2,441,738
Lululemon Athletica, Inc.*	14,098	2,540,601
National Vision Holdings, Inc.*	41,097	1,262,911
Nordstrom, Inc.	14,935	475,829
O’Reilly Automotive, Inc.*	6,143	2,268,733
Tiffany & Co.	20,379	1,908,290
Tractor Supply Co.	36,298	3,949,222
Ulta Beauty, Inc.*	7,961	2,761,591

		21,358,329

Semiconductors — 6.8%
Maxim Integrated Products, Inc.	38,071	2,277,407
Microchip Technology, Inc.	26,756	2,319,745
Monolithic Power Systems, Inc.	15,150	2,057,067
Teradyne, Inc.	56,072	2,686,410

		9,340,629

Software — 12.8%
Cerner Corp.	33,806	2,477,980
Crowdstrike Holdings, Inc.,, Class A*	1,010	68,973
DocuSign, Inc.*	16,619	826,130
Electronic Arts, Inc.*	36,121	3,657,612
Guidewire Software, Inc.*	26,586	2,695,289
Jack Henry & Associates, Inc.	8,117	1,087,029
ServiceNow, Inc.*	11,851	3,253,929
Twilio, Inc., Class A*	14,559	1,985,120
Tyler Technologies, Inc.*	6,808	1,470,664

		17,522,726

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 1.6%
Arista Networks, Inc.*	8,386	$2,177,173

TOTAL COMMON STOCKS (Cost $90,878,566)		133,901,783

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $2,570,821)	2,570,821	2,570,821

TOTAL INVESTMENTS — 99.7% (Cost $93,449,387)		136,472,604

Other Assets & Liabilities — 0.3%		385,811

TOTAL NET ASSETS — 100.0%		$136,858,415

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Country Weightings as of 6/30/2019††
United States	95%
Argentina	2
Canada	2
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$2,204,877	$2,204,877	$—	$—
Apparel	1,500,686	—	1,500,686	—
Auto Parts & Equipment	2,295,844	2,295,844	—	—
Banks	3,604,671	3,604,671	—	—
Biotechnology	1,365,375	1,365,375	—	—
Building Materials	1,580,770	1,580,770	—	—
Chemicals	3,998,763	3,998,763	—	—
Commercial Services	13,316,435	13,316,435	—	—
Distribution & Wholesale	2,706,208	2,706,208	—	—
Diversified Financial Services	686,238	686,238	—	—
Electrical Components & Equipment	2,325,005	2,325,005	—	—
Electronics	7,954,333	7,954,333	—	—
Food	3,272,439	3,272,439	—	—
Healthcare Products	8,637,478	8,637,478	—	—
Healthcare Services	1,765,828	1,765,828	—	—
Household Products & Wares	1,677,455	1,677,455	—	—
Internet	9,062,053	9,062,053	—	—
Machinery - Diversified	6,039,450	6,039,450	—	—
Miscellaneous Manufacturing	1,938,983	1,938,983	—	—
Pharmaceuticals	7,570,035	7,570,035	—	—
Retail	21,358,329	21,358,329	—	—
Semiconductors	9,340,629	9,340,629	—	—
Software	17,522,726	17,522,726	—	—
Telecommunications	2,177,173	2,177,173	—	—

TOTAL COMMON STOCKS	133,901,783	132,401,097	1,500,686	—

SHORT-TERM INVESTMENTS	2,570,821	2,570,821	—	—

TOTAL INVESTMENTS	$136,472,604	$134,971,918	$1,500,686	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.0%
Aerospace & Defense — 9.2%
AerCap Holdings N.V.*	119,000	$6,189,190
General Dynamics Corp.	29,350	5,336,417
Spirit AeroSystems Holdings, Inc., Class A	25,700	2,091,209

		13,616,816

Airlines — 2.2%
American Airlines Group, Inc.	44,900	1,464,189
JetBlue Airways Corp.*	93,900	1,736,211

		3,200,400

Auto Parts & Equipment — 1.1%
Aptiv PLC	21,000	1,697,430

Banks — 10.0%
BankUnited, Inc.	97,000	3,272,780
BB&T Corp.	52,200	2,564,586
Comerica, Inc.	53,400	3,878,976
KeyCorp.	180,000	3,195,000
State Street Corp.	32,700	1,833,162

		14,744,504

Beverages — 2.1%
Molson Coors Brewing Co., Class B	54,100	3,029,600

Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc.*	26,300	3,444,774

Building Materials — 3.3%
Johnson Controls International PLC	119,829	4,950,136

Chemicals — 3.1%
Ashland Global Holdings, Inc.	33,900	2,710,983
The Chemours Co.	79,200	1,900,800

		4,611,783

Computers — 4.5%
Conduent, Inc.*	168,600	1,616,874
Teradata Corp.*	68,000	2,437,800
Western Digital Corp.	53,923	2,564,039

		6,618,713

Distribution & Wholesale — 1.4%
IAA, Inc.*	32,900	1,275,862
KAR Auction Services, Inc.	32,900	822,500

		2,098,362

Electric — 2.9%
AES Corp.	92,400	1,548,624
Evergy, Inc.	44,900	2,700,735

		4,249,359

Electronics — 2.7%
Itron, Inc.*	64,600	4,042,022

Entertainment — 4.2%
International Game Technology PLC	243,400	3,156,898
Lions Gate Entertainment Corp., Class A	39,100	478,975
Lions Gate Entertainment Corp., Class B	219,200	2,544,912

		6,180,785

	Number of Shares	Value†

Environmental Control — 3.1%
Covanta Holding Corp.	254,500	$4,558,095

Food — 4.0%
The Hain Celestial Group, Inc.*	135,300	2,963,070
TreeHouse Foods, Inc.*	54,700	2,959,270

		5,922,340

Healthcare Products — 2.7%
Zimmer Biomet Holdings, Inc.	34,000	4,003,160

Healthcare Services — 0.6%
Molina Healthcare, Inc.*	6,500	930,410

Lodging — 5.7%
MGM Resorts International	118,500	3,385,545
Wyndham Destinations, Inc.	98,300	4,315,370
Wyndham Hotels & Resorts, Inc.	13,200	735,768

		8,436,683

Media — 0.9%
MSG Networks, Inc., Class A*	63,300	1,312,842

Miscellaneous Manufacturing — 3.6%
Hexcel Corp.	29,800	2,410,224
Valmont Industries, Inc.	22,600	2,865,906

		5,276,130

Oil & Gas — 4.4%
Cabot Oil & Gas Corp.	148,400	3,407,264
Devon Energy Corp.	108,100	3,083,012

		6,490,276

Pipelines — 4.6%
ONEOK, Inc.	50,000	3,440,500
The Williams Cos., Inc.	120,500	3,378,820

		6,819,320

Retail — 7.1%
Best Buy Co., Inc.	26,600	1,854,818
Chico’s FAS, Inc.	363,100	1,223,647
Party City Holdco, Inc.*	634,800	4,653,084
The Children’s Place, Inc.	29,100	2,775,558

		10,507,107

Semiconductors — 3.4%
Entegris, Inc.	28,400	1,059,888
ON Semiconductor Corp.*	109,300	2,208,953
Skyworks Solutions, Inc.	22,800	1,761,756

		5,030,597

Software — 2.3%
Nuance Communications, Inc.*	213,788	3,414,194

Telecommunications — 2.6%
Amdocs Ltd.	27,200	1,688,848
Ciena Corp.*	50,900	2,093,517

		3,782,365

TOTAL COMMON STOCKS (Cost $125,643,830)		138,968,203

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.1%
Building & Real Estate — 3.1%
Starwood Property Trust, Inc.	201,900	$4,587,168

Diversified — 1.0%
CoreCivic, Inc.	70,200	1,457,352

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,353,358)		6,044,520

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $1,615,380)	1,615,380	1,615,380

TOTAL INVESTMENTS — 99.2% (Cost $132,612,568)		146,628,103

Other Assets & Liabilities — 0.8%		1,244,828

TOTAL NET ASSETS — 100.0%		$147,872,931

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Country Weightings as of 6/30/2019††
United States	89%
Ireland	4
Netherlands	4
United Kingdom	3

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$138,968,203	$138,968,203	$—	$—
REAL ESTATE INVESTMENT TRUSTS	6,044,520	6,044,520	—	—
SHORT-TERM INVESTMENTS	1,615,380	1,615,380	—	—

TOTAL INVESTMENTS	$146,628,103	$146,628,103	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.4%
Aerospace & Defense — 0.9%
BAE Systems PLC	127,264	$799,842

Airlines — 1.5%
Southwest Airlines Co.	25,964	1,318,452

Auto Manufacturers — 1.7%
Honda Motor Co. Ltd. ADR	33,692	870,601
PACCAR, Inc.	8,483	607,892

		1,478,493

Auto Parts & Equipment — 1.3%
Aptiv PLC	2,656	214,685
BorgWarner, Inc.	20,401	856,434

		1,071,119

Banks — 13.9%
BB&T Corp.	38,660	1,899,366
Comerica, Inc.	14,940	1,085,241
Commerce Bancshares, Inc.	14,824	884,400
First Hawaiian, Inc.	41,887	1,083,617
M&T Bank Corp.	6,445	1,096,101
Northern Trust Corp.	28,230	2,540,700
Prosperity Bancshares, Inc.	7,012	463,143
State Street Corp.	13,086	733,601
SunTrust Banks, Inc.	6,383	401,171
UMB Financial Corp.	15,472	1,018,367
Westamerica Bancorporation	10,883	670,502

		11,876,209

Beverages — 0.5%
Molson Coors Brewing Co., Class B	7,181	402,136

Building Materials — 1.3%
Johnson Controls International PLC	27,778	1,147,509

Computers — 0.8%
HP, Inc.	31,355	651,870

Distribution & Wholesale — 0.8%
Genuine Parts Co.	6,581	681,660

Diversified Financial Services — 2.2%
Ameriprise Financial, Inc.	8,793	1,276,392
Invesco Ltd.	29,911	611,979

		1,888,371

Electric — 8.3%
Ameren Corp.	13,431	1,008,802
Edison International	8,731	588,557
Eversource Energy	8,535	646,611
NorthWestern Corp.	15,747	1,136,146
Pinnacle West Capital Corp.	12,045	1,133,314
WEC Energy Group, Inc.	8,686	724,152
Xcel Energy, Inc.	31,130	1,851,924

		7,089,506

Electrical Components & Equipment — 5.0%
Emerson Electric Co.	21,947	1,464,304
Hubbell, Inc.	15,454	2,015,202
Schneider Electric S.E.	8,333	753,994

		4,233,500

	Number of Shares	Value†

Electronics — 1.9%
nVent Electric PLC	30,110	$746,427
TE Connectivity Ltd.	9,216	882,708

		1,629,135

Environmental Control — 0.5%
Republic Services, Inc.	5,278	457,286

Food — 6.0%
Conagra Brands, Inc.	29,448	780,961
Kellogg Co.	8,171	437,720
Koninklijke Ahold Delhaize N.V.	38,109	855,536
Mondelez International, Inc., Class A	10,512	566,597
Orkla ASA	137,735	1,222,388
Sysco Corp.	11,675	825,656
The J.M. Smucker Co.	4,120	474,583

		5,163,441

Food Service — 1.0%
Sodexo S.A.	6,947	812,062

Gas — 1.6%
Atmos Energy Corp.	6,432	678,962
Spire, Inc.	8,531	715,921

		1,394,883

Healthcare Products — 5.1%
Henry Schein, Inc.*	8,935	624,556
Hologic, Inc.*	12,845	616,817
Siemens Healthineers AG 144A @	15,185	639,865
Zimmer Biomet Holdings, Inc.	21,296	2,507,391

		4,388,629

Healthcare Services — 2.3%
Quest Diagnostics, Inc.	11,739	1,195,148
Universal Health Services, Inc., Class B	6,188	806,853

		2,002,001

Home Builders — 1.8%
PulteGroup, Inc.	30,024	949,359
Thor Industries, Inc.	10,327	603,613

		1,552,972

Household Products & Wares — 1.0%
Kimberly-Clark Corp.	6,325	842,996

Insurance — 5.6%
Aflac, Inc.	11,022	604,116
Arthur J. Gallagher & Co.	2,648	231,938
Brown & Brown, Inc.	13,222	442,937
Chubb Ltd.	8,883	1,308,377
ProAssurance Corp.	15,894	573,932
Reinsurance Group of America, Inc.	5,945	927,599
The Travelers Cos., Inc.	2,273	339,859
Torchmark Corp.	3,613	323,219

		4,751,977

Leisure Time — 1.0%
Carnival Corp.	17,362	808,201

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 0.8%
Atlas Copco AB, B Shares	22,977	$660,599

Machinery — Diversified — 1.4%
Cummins, Inc.	6,973	1,194,754

Miscellaneous Manufacturing — 2.5%
Eaton Corp. PLC	10,959	912,665
IMI PLC	70,771	933,722
Textron, Inc.	6,119	324,552

		2,170,939

Oil & Gas — 3.0%
Cimarex Energy Co.	5,185	307,626
Devon Energy Corp.	20,199	576,076
EQT Corp.	31,682	500,892
Imperial Oil Ltd.	15,490	428,901
Noble Energy, Inc.	33,297	745,853

		2,559,348

Oil & Gas Services — 1.3%
Baker Hughes a GE Co.	35,146	865,646
Halliburton Co.	5,650	128,481
National Oilwell Varco, Inc.	6,871	152,742

		1,146,869

Packaging and Containers — 3.0%
Graphic Packaging Holding Co.	79,602	1,112,836
Packaging Corp. of America	8,142	776,095
Sonoco Products Co.	6,528	426,540
Westrock Co.	7,073	257,952

		2,573,423

Pharmaceuticals — 2.4%
Cardinal Health, Inc.	24,116	1,135,864
McKesson Corp.	6,752	907,401

		2,043,265

Pipelines — 0.5%
Equitrans Midstream Corp.	23,071	454,729

Retail — 3.4%
Advance Auto Parts, Inc.	7,004	1,079,596
MSC Industrial Direct Co., Inc., Class A	17,241	1,280,317
Target Corp.	6,706	580,807

		2,940,720

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	62,298	857,844

Semiconductors — 4.2%
Applied Materials, Inc.	32,454	1,457,509
Maxim Integrated Products, Inc.	19,762	1,182,163
Microchip Technology, Inc.	7,668	664,816
Teradyne, Inc.	6,567	314,625

		3,619,113

	Number of Shares	Value†

Software — 0.9%
Cerner Corp.	10,609	$777,640

Transportation — 1.0%
Heartland Express, Inc.	46,101	833,045

TOTAL COMMON STOCKS (Cost $74,686,343)		78,274,538

REAL ESTATE INVESTMENT TRUSTS — 5.2%
Diversified — 2.5%
American Tower Corp.	1,994	407,673
Weyerhaeuser Co.	64,643	1,702,697

		2,110,370

Hotels & Resorts — 1.1%
MGM Growth Properties LLC, Class A	30,077	921,860

Office Property — 1.6%
Empire State Realty Trust, Inc., Class A	43,296	641,214
Piedmont Office Realty Trust, Inc., Class A	38,765	772,586

		1,413,800

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,357,012)		4,446,030

EXCHANGE TRADED FUNDS — 3.2%
Investment Companies — 3.2%
iShares Russell Mid-Cap Value ETF (Cost $2,596,559)	30,457	2,714,632

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $188,944)	188,944	188,944

TOTAL INVESTMENTS — 100.0% (Cost $81,828,858)		85,624,144

Other Assets & Liabilities — 0.0%		7,237

TOTAL NET ASSETS — 100.0%		$85,631,381

144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $639,865, which represents 0.7% of the Fund’s net assets.

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

ETF — Exchange-Traded Fund.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Core Value Fund

Country Weightings as of 06/30/2019††
United States	86%
United Kingdom	3
France	2
Ireland	2
Switzerland	2
Japan	1
Norway	1
Other	3

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$799,842	$—	$799,842	$—
Airlines	1,318,452	1,318,452	—	—
Auto Manufacturers	1,478,493	1,478,493	—	—
Auto Parts & Equipment	1,071,119	1,071,119	—	—
Banks	11,876,209	11,876,209	—	—
Beverages	402,136	402,136	—	—
Building Materials	1,147,509	1,147,509	—	—
Computers	651,870	651,870	—	—
Distribution & Wholesale	681,660	681,660	—	—
Diversified Financial Services	1,888,371	1,888,371	—	—
Electric	7,089,506	7,089,506	—	—
Electrical Components & Equipment	4,233,500	3,479,506	753,994	—
Electronics	1,629,135	1,629,135	—	—
Environmental Control	457,286	457,286	—	—
Food	5,163,441	3,085,517	2,077,924	—
Food Service	812,062	812,062	—	—
Gas	1,394,883	1,394,883	—	—
Healthcare Products	4,388,629	3,748,764	639,865	—
Healthcare Services	2,002,001	2,002,001	—	—
Home Builders	1,552,972	1,552,972	—	—
Household Products & Wares	842,996	842,996	—	—
Insurance	4,751,977	4,751,977	—	—
Leisure Time	808,201	808,201	—	—
Machinery - Construction & Mining	660,599	—	660,599	—
Machinery - Diversified	1,194,754	1,194,754	—	—
Miscellaneous Manufacturing	2,170,939	1,237,217	933,722	—
Oil & Gas	2,559,348	2,559,348	—	—
Oil & Gas Services	1,146,869	1,146,869	—	—
Packaging and Containers	2,573,423	2,573,423	—	—
Pharmaceuticals	2,043,265	2,043,265	—	—
Pipelines	454,729	454,729	—	—
Retail	2,940,720	2,940,720	—	—
Savings & Loans	857,844	857,844	—	—

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Semiconductors	$3,619,113	$3,619,113	$—	$—
Software	777,640	777,640	—	—
Transportation	833,045	833,045	—	—

TOTAL COMMON STOCKS	78,274,538	72,408,592	5,865,946	—

REAL ESTATE INVESTMENT TRUSTS	$4,446,030	$4,446,030	$—	$—
EXCHANGE TRADED FUNDS	2,714,632	2,714,632	—	—
SHORT-TERM INVESTMENTS	188,944	188,944	—	—

TOTAL INVESTMENTS	$85,624,144	$79,758,198	$5,865,946	$—

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$879	$—	$879	$—

TOTAL ASSETS -OTHER FINANCIAL INSTRUMENTS	$879	$—	$879	$—

LIABILITIES TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(25,841)	$—	$(25,841)	$—

TOTAL LIABILITIES - OTHER FINANCIAL INSTRUMENTS	$(25,841)	$—	$(25,841)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Mid Core Value Fund

Open forward foreign currency contracts held by the Fund at June 30, 2019 were as follows:

Forward Foreign Currency Contracts:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Appreciation	Unrealized Depreciation
Buy	Canadian Dollar	Morgan Stanley	9/30/2019	14,220	1.30741	$10,850	$10,876	$26	$—
Sell	Canadian Dollar	Morgan Stanley	9/30/2019	(493,217)	1.30741	(373,901)	(377,247)	—	(3,346)
Sell	Euro	Credit Suisse	9/30/2019	(2,234,323)	0.87303	(2,548,357)	(2,559,284)	—	(10,927)
Sell	Japanese Yen	Bank of America	9/30/2019	(56,333,217)	107.08131	(526,932)	(526,079)	853	—
Sell	Norwegian Krone	Goldman Sachs	9/30/2019	(8,942,169)	8.50941	(1,048,597)	(1,050,857)	—	(2,260)
Sell	Pound Sterling	JP Morgan	9/30/2019	(1,148,182)	0.78422	(1,461,031)	(1,464,104)	—	(3,073)
Sell	Swedish Krona	Goldman Sachs	9/30/2019	(5,200,959)	9.22542	(557,528)	(563,763)	—	(6,235)

	Total							$879	$(25,841)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 93.1%
Aerospace & Defense — 2.9%
Aerojet Rocketdyne Holdings, Inc.*	17,508	$783,833
HEICO Corp., Class A	5,540	572,670
Teledyne Technologies, Inc.*	2,684	735,067

		2,091,570

Apparel — 0.4%
Canada Goose Holdings, Inc.*	2,753	106,624
Columbia Sportswear Co.	1,998	200,119

		306,743

Banks — 1.7%
Amalgamated Bank, Class A	17,480	305,026
Eagle Bancorp, Inc.	6,979	377,773
First Republic Bank	2,043	199,499
Glacier Bancorp, Inc.	8,952	363,004

		1,245,302

Beverages — 1.0%
MGP Ingredients, Inc.	11,356	753,016

Biotechnology — 7.2%
ACADIA Pharmaceuticals, Inc.*	16,248	434,309
Alder Biopharmaceuticals, Inc.*	39,074	459,901
Amarin Corp. PLC ADR*	16,282	315,708
Atreca, Inc., Class A*	11,426	215,266
Bluebird Bio, Inc.*	4,570	581,304
Evelo Biosciences, Inc.*	8,443	75,818
Exelixis, Inc.*	25,992	555,449
Guardant Health, Inc.*	6,692	577,721
Incyte Corp.*	6,820	579,427
Moderna, Inc.*	17,063	249,802
Rigel Pharmaceuticals, Inc.*	59,335	154,864
Stemline Therapeutics, Inc.*	39,936	611,820
Synthorx, Inc.*	14,949	201,961
UNITY Biotechnology, Inc.*	8,869	84,256
Y-mAbs Therapeutics, Inc.*	7,036	160,913

		5,258,519

Building Materials — 0.7%
Fortune Brands Home & Security, Inc.	8,976	512,799

Chemicals — 2.0%
Ashland Global Holdings, Inc.	10,342	827,050
RPM International, Inc.	10,527	643,305

		1,470,355

Commercial Services — 6.8%
Bright Horizons Family Solutions, Inc.*	10,013	1,510,661
Euronet Worldwide, Inc.*	5,287	889,485
Gartner, Inc.*	3,252	523,377
Global Payments, Inc.	4,432	709,696
Green Dot Corp., Class A*	6,100	298,290
HealthEquity, Inc.*	5,597	366,044
Rollins, Inc.	8,020	287,677
WEX, Inc.*	1,515	315,272

		4,900,502

	Number of Shares	Value†

Computers — 0.5%
ForeScout Technologies, Inc.*	11,665	$394,977

Distribution & Wholesale — 0.6%
SiteOne Landscape Supply, Inc.*	6,332	438,808

Diversified Financial Services — 2.3%
Cboe Global Markets, Inc.	8,243	854,222
Evercore, Inc., Class A	9,080	804,216

		1,658,438

Electrical Components & Equipment — 1.2%
Novanta, Inc.*	9,565	901,979

Electronics — 4.8%
Allegion PLC	9,409	1,040,165
Badger Meter, Inc.	12,598	751,975
Keysight Technologies, Inc.*	4,346	390,314
nVent Electric PLC	13,177	326,658
PerkinElmer, Inc.	10,466	1,008,294

		3,517,406

Entertainment — 1.1%
Vail Resorts, Inc.	3,647	813,937

Environmental Control — 0.3%
U.S. Ecology, Inc.	3,035	180,704

Food — 0.8%
Beyond Meat, Inc.*	1,212	194,744
McCormick & Co., Inc.	2,625	406,901

		601,645

Healthcare Products — 7.9%
ABIOMED, Inc.*	798	207,871
Axonics Modulation Technologies, Inc.*	11,227	459,970
Glaukos Corp.*	4,651	350,686
IDEXX Laboratories, Inc.*	2,616	720,263
Silk Road Medical, Inc.*	4,953	240,022
Tandem Diabetes Care, Inc.*	7,532	485,965
Teleflex, Inc.	3,240	1,072,926
The Cooper Cos., Inc.	2,583	870,187
West Pharmaceutical Services, Inc.	10,848	1,357,627

		5,765,517

Healthcare Services — 1.3%
Medpace Holdings, Inc.*	6,613	432,622
SI-BONE, Inc.*	6,926	140,875
Teladoc Health, Inc.*	5,514	366,185

		939,682

Household Products & Wares — 1.0%
Avery Dennison Corp.	5,989	692,807

Internet — 6.5%
GoDaddy, Inc., Class A*	14,715	1,032,257
IAC/InterActive Corp.*	3,405	740,690
Proofpoint, Inc.*	4,126	496,151
RingCentral, Inc., Class A*	2,572	295,574
The Trade Desk, Inc., Class A*	1,383	315,020

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Wix.com Ltd.*	7,400	$1,051,540
Zendesk, Inc.*	8,485	755,420

		4,686,652

Leisure Time — 0.4%
Planet Fitness, Inc., Class A*	4,465	323,445

Lodging — 1.4%
Choice Hotels International, Inc.	11,553	1,005,226

Machinery—Diversified — 3.4%
Cognex Corp.	13,668	655,791
IDEX Corp.	4,196	722,299
Welbilt, Inc.*	31,635	528,305
Xylem, Inc.	6,814	569,923

		2,476,318

Metal Fabricate/Hardware — 0.8%
RBC Bearings, Inc.*	3,325	554,643

Miscellaneous Manufacturing — 3.3%
Colfax Corp.*	18,561	520,265
Hexcel Corp.	4,504	364,284
Hillenbrand, Inc.	12,737	504,003
John Bean Technologies Corp.	4,802	581,666
Standex International Corp.	5,421	396,492

		2,366,710

Office & Business Equipment — 1.0%
Zebra Technologies Corp., Class A*	3,333	698,230

Oil & Gas — 0.3%
Diamondback Energy, Inc.	1,678	182,852

Pharmaceuticals — 6.6%
Agios Pharmaceuticals, Inc.*	10,661	531,771
Alector, Inc.*	12,415	235,885
Alkermes PLC*	13,153	296,469
BioSpecifics Technologies Corp.*	2,943	175,726
DexCom, Inc.*	4,694	703,349
Elanco Animal Health, Inc.*	15,840	535,392
GW Pharmaceuticals PLC ADR*	2,202	379,603
Marinus Pharmaceuticals, Inc.*	56,085	232,753
Neogen Corp.*	6,889	427,876
Neurocrine Biosciences, Inc.*	5,124	432,619
Sarepta Therapeutics, Inc.*	5,353	813,388

		4,764,831

Retail — 7.6%
Burlington Stores, Inc.*	6,256	1,064,458
Domino’s Pizza, Inc.	3,239	901,349
Dunkin’ Brands Group, Inc.	9,732	775,251
Five Below, Inc.*	6,068	728,281
Floor & Decor Holdings, Inc., Class A*	11,114	465,677
Ollie’s Bargain Outlet Holdings, Inc.*	4,077	355,147
Papa John’s International, Inc.	7,055	315,500
Texas Roadhouse, Inc.	4,922	264,164

	Number of Shares	Value†

Retail — (continued)
Wingstop, Inc.	7,164	$678,789

		5,548,616

Semiconductors — 2.6%
Entegris, Inc.	18,594	693,928
Marvell Technology Group Ltd.	34,381	820,675
MKS Instruments, Inc.	4,625	360,241

		1,874,844

Shipbuilding — 0.9%
Huntington Ingalls Industries, Inc.	2,762	620,732

Software — 11.8%
Black Knight Inc.*	20,091	1,208,474
Cadence Design Systems, Inc.*	9,098	644,229
Coupa Software, Inc.*	6,043	765,104
HubSpot, Inc.*	3,739	637,574
InterXion Holding N.V.*	14,939	1,136,709
MSCI, Inc.	2,033	485,460
Paycom Software, Inc.*	1,931	437,796
PTC, Inc.*	11,336	1,017,519
Slack Technologies, Inc., Class A*	773	28,988
Splunk, Inc.*	2,172	273,129
Tableau Software, Inc., Class A*	5,443	903,647
Take-Two Interactive Software, Inc.*	8,844	1,004,059

		8,542,688

Telecommunications — 1.6%
Viavi Solutions, Inc.*	69,822	927,935
Zayo Group Holdings, Inc.*	6,597	217,107

		1,145,042

Transportation — 0.4%
Old Dominion Freight Line, Inc.	2,171	324,043

TOTAL COMMON STOCKS (Cost $56,820,815)		67,559,578

REAL ESTATE INVESTMENT TRUSTS — 3.2%
Building & Real Estate — 1.0%
Equity LifeStyle Properties, Inc.	6,252	758,618

Diversified — 1.0%
SBA Communications Corp.*	3,207	721,062

Hotels & Resorts — 0.7%
Ryman Hospitality Properties, Inc.	6,191	502,028

Storage & Warehousing — 0.5%
Terreno Realty Corp.	7,628	374,077

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,959,045)		2,355,785

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $1,356,018)	1,356,018	$1,356,018

TOTAL INVESTMENTS — 98.2% (Cost $60,135,878)		71,271,381

Other Assets & Liabilities — 1.8%		1,331,573

TOTAL NET ASSETS — 100.0%		$72,602,954

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2019 ††
United States	92%
Ireland	2
Israel	2
Netherlands	2
Canada	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$67,559,578	$67,559,578	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,355,785	2,355,785	—	—
SHORT-TERM INVESTMENTS	1,356,018	1,356,018	—	—

TOTAL INVESTMENTS	$71,271,381	$71,271,381	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 86.2%
Aerospace & Defense — 0.8%
AAR Corp.	19,412	$714,168

Airlines — 3.9%
Alaska Air Group, Inc.	21,618	1,381,606
Hawaiian Holdings, Inc.	31,416	861,741
SkyWest, Inc.	18,721	1,135,803

		3,379,150

Apparel — 1.7%
Capri Holdings Ltd.*	18,119	628,367
Skechers U.S.A., Inc., Class A*	27,046	851,678

		1,480,045

Auto Parts & Equipment — 2.3%
Cooper-Standard Holdings, Inc.*	10,384	475,795
Dana, Inc.	34,662	691,160
Lear Corp.	6,053	843,002

		2,009,957

Banks — 9.9%
Associated Banc-Corp.	42,040	888,726
BankUnited, Inc.	34,576	1,166,594
Comerica, Inc.	13,725	996,984
Synovus Financial Corp.	30,044	1,051,540
Texas Capital Bancshares, Inc.*	16,322	1,001,681
Umpqua Holdings Corp.	64,534	1,070,619
Webster Financial Corp.	19,998	955,304
Zions Bancorp NA	29,752	1,367,997

		8,499,445

Beverages — 1.2%
Cott Corp.	76,581	1,022,356

Building Materials — 0.5%
Masonite International Corp.*	7,838	412,906

Chemicals — 1.6%
Orion Engineered Carbons S.A.	30,574	654,590
Westlake Chemical Corp.	10,942	760,031

		1,414,621

Commercial Services — 3.3%
Booz Allen Hamilton Holding Corp.	7,917	524,185
Quanta Services, Inc.	26,341	1,005,963
Sotheby’s*	22,995	1,336,699

		2,866,847

Computers — 3.5%
Genpact Ltd.	24,032	915,379
NCR Corp.*	40,203	1,250,313
NetScout Systems, Inc.*	34,910	886,365

		3,052,057

Diversified Financial Services — 0.9%
OneMain Holdings, Inc.	21,683	733,102

	Number of Shares	Value†

Electric — 4.6%
Alliant Energy Corp.	27,578	$1,353,528
Black Hills Corp.	10,201	797,412
PNM Resources, Inc.	16,726	851,521
Portland General Electric Co.	18,155	983,456

		3,985,917

Electrical Components & Equipment — 1.1%
EnerSys	14,186	971,741

Electronics — 1.9%
Avnet, Inc.	26,060	1,179,736
TTM Technologies, Inc.*	44,522	454,125

		1,633,861

Engineering & Construction — 1.2%
Granite Construction, Inc.	10,771	518,947
Tutor Perini Corp.*	34,270	475,325

		994,272

Food — 3.8%
Ingredion, Inc.	6,135	506,076
Nomad Foods Ltd.*	63,188	1,349,696
The Hain Celestial Group, Inc.*	2,644	57,903
US Foods Holding Corp.*	39,039	1,396,035

		3,309,710

Gas — 1.1%
Southwest Gas Holdings, Inc.	10,360	928,463

Hand & Machine Tools — 1.8%
Kennametal, Inc.	17,724	655,611
Regal Beloit Corp.	11,107	907,553

		1,563,164

Healthcare Services — 2.9%
ICON PLC*	6,400	985,408
Molina Healthcare, Inc.*	7,120	1,019,157
WellCare Health Plans, Inc.*	1,819	518,542

		2,523,107

Home Builders — 2.4%
Lennar Corp., Class A	19,807	959,847
Taylor Morrison Home Corp., Class A*	51,217	1,073,509

		2,033,356

Insurance — 10.4%
American Financial Group, Inc.	10,184	1,043,554
Essent Group Ltd.*	20,424	959,724
Everest Re Group Ltd.	6,287	1,554,021
First American Financial Corp.	18,568	997,101
Kemper Corp.	6,320	545,353
Old Republic International Corp.	37,530	839,921
Reinsurance Group of America, Inc.	10,357	1,616,003
Selective Insurance Group, Inc.	9,846	737,367
The Hanover Insurance Group, Inc.	5,370	688,971

		8,982,015

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 0.7%
Criteo SA ADR*	36,620	$630,230

Iron & Steel — 0.7%
Carpenter Technology Corp.	12,518	600,614

Leisure Time — 0.6%
Callaway Golf Co.	30,269	519,416

Machinery — Construction & Mining — 0.9%
Terex Corp.	23,350	733,190

Media — 0.8%
Houghton Mifflin Harcourt Co.*	67,730	390,125
Scholastic Corp.	8,148	270,839

		660,964

Mining — 0.7%
Alcoa Corp.*	27,165	635,933

Miscellaneous Manufacturing — 0.9%
Trinseo SA	18,730	793,028

Office Furnishings — 0.7%
Steelcase, Inc., Class A	33,130	566,523

Oil & Gas — 2.4%
Cimarex Energy Co.	6,398	379,594
Oasis Petroleum, Inc.*	88,690	503,759
QEP Resources, Inc.*	94,508	683,293
SM Energy Co.	38,860	486,527

		2,053,173

Oil & Gas Services — 3.4%
Dril-Quip, Inc.*	14,675	704,400
MRC Global, Inc.*	37,329	639,072
Oil States International, Inc.*	32,270	590,541
Patterson-UTI Energy, Inc.	56,309	648,117
RPC, Inc.	50,650	365,187

		2,947,317

Packaging and Containers — 2.0%
Graphic Packaging Holding Co.	69,744	975,021
Sealed Air Corp.	17,611	753,399

		1,728,420

Retail — 2.2%
Bloomin’ Brands, Inc.	33,543	634,298
BMC Stock Holdings, Inc.*	24,037	509,584
Signet Jewelers Ltd.	19,220	343,654
The Michaels Cos, Inc.*	50,330	437,871

		1,925,407

Savings & Loans — 1.3%
Sterling Bancorp	52,750	1,122,520

Semiconductors — 2.9%
Cypress Semiconductor Corp.	49,240	1,095,098
Kulicke & Soffa Industries, Inc.	26,642	600,777
MaxLinear, Inc.*	32,733	767,261

		2,463,136

	Number of Shares	Value†

Software — 3.2%
CommVault Systems, Inc.*	15,625	$775,312
Nuance Communications, Inc.*	69,315	1,106,961
Verint Systems, Inc.*	15,812	850,369

		2,732,642

Telecommunications — 1.6%
Amdocs Ltd.	15,012	932,095
Finisar Corp.*	18,995	434,416

		1,366,511

Transportation — 0.4%
Atlas Air Worldwide Holdings, Inc.*	8,141	363,414

TOTAL COMMON STOCKS (Cost $73,848,491)		74,352,698

REAL ESTATE INVESTMENT TRUSTS — 12.6%
Apartments — 2.9%
American Campus Communities, Inc.	24,826	1,145,968
Camden Property Trust	13,248	1,382,959

		2,528,927

Diversified — 0.8%
Cousins Properties, Inc.	19,923	720,615

Hotels & Resorts — 2.3%
MGM Growth Properties LLC, Class A	32,692	1,002,010
Park Hotels & Resorts, Inc.	34,758	957,930

		1,959,940

Industrial — 2.0%
Americold Realty Trust	15,750	510,615
STAG lndustrial, Inc.	41,160	1,244,678

		1,755,293

Manufactured Homes — 1.6%
Sun Communities, Inc.	10,420	1,335,740

Office Property — 1.5%
Easterly Government Properties, Inc.	13,455	243,670
Empire State Realty Trust, Inc., Class A	69,598	1,030,747

		1,274,417

Storage & Warehousing — 1.5%
CubeSmart	38,998	1,304,093

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,232,088)		10,879,025

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $1,058,165)	1,058,165	1,058,165

TOTAL INVESTMENTS — 100.0% (Cost $85,138,744)		86,289,888

Other Assets & Liabilities — 0.0%		37,735

TOTAL NET ASSETS — 100.0%		$86,327,623

†	See Security Valuation Note.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

SMID Cap Value Fund

*	Non-income producing security.

ADR — American Depositary Receipt.

LLC — Limited Liability Company.

NA — National Association.

PLC — Public Limited Company.

Country Weightings as of 06/30/2019 ††
United States	92%
Bermuda	2
United Kingdom	2
Canada	1
France	1
Ireland	1
Slovenia	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$74,352,698	$74,352,698	$—	$—
REAL ESTATE INVESTMENT TRUSTS	10,879,025	10,879,025	—	—
SHORT-TERM INVESTMENTS	1,058,165	1,058,165	—	—

TOTAL INVESTMENTS	$86,289,888	$86,289,888	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 95.2%
Advertising — 0.7%
Yext, Inc.*	38,980	$783,108

Aerospace & Defense — 2.3%
HEICO Corp., Class A	24,532	2,535,873

Apparel — 0.6%
Carter’s, Inc.	7,178	700,142

Auto Parts & Equipment — 0.5%
Visteon Corp.*	8,980	526,048

Banks — 0.5%
Kearny Financial Corp.	45,941	610,556

Biotechnology — 3.2%
AnaptysBio, Inc.*	5,542	312,680
Biohaven Pharmaceutical Holding Co., Ltd.*	3,827	167,584
Insmed, Inc.*	30,445	779,392
Ligand Pharmaceuticals, Inc.*	7,809	891,397
NeoGenomics, Inc.*	54,236	1,189,938
WaVe Life Sciences Ltd.*	10,644	277,702

		3,618,693

Building Materials — 0.7%
Summit Materials, Inc., Class A*	37,659	724,936

Chemicals — 4.7%
CSW Industrials, Inc.	19,546	1,332,060
H.B. Fuller Co.	18,835	873,944
Rogers Corp.*	7,176	1,238,434
Sensient Technologies Corp.	24,302	1,785,711

		5,230,149

Commercial Services — 12.5%
Avalara, Inc.*	10,864	784,381
Clarivate Analytics PLC*	87,871	1,351,456
Euronet Worldwide, Inc.*	15,409	2,592,410
Healthcare Services Group, Inc.	25,326	767,884
HealthEquity, Inc.*	7,601	497,105
K12, Inc.*	26,699	811,917
LendingTree, Inc.*	2,130	894,664
MarketAxess Holdings, Inc.	2,219	713,231
MAXIMUS, Inc.	8,969	650,611
ServiceMaster Global Holdings, Inc.*	42,722	2,225,389
TriNet Group, Inc.*	18,555	1,258,029
WEX, Inc.*	6,789	1,412,791

		13,959,868

Computers — 1.4%
Kornit Digital Ltd.*	27,251	862,767
LivePerson, Inc.*	26,361	739,162

		1,601,929

Diversified Financial Services — 2.5%
LPL Financial Holdings, Inc.	27,394	2,234,529
SLM Corp.	58,557	569,174

		2,803,703

	Number of Shares	Value†

Electrical Components & Equipment — 2.3%
Belden, Inc.	22,955	$1,367,429
EnerSys	6,935	475,048
Novanta, Inc.*	8,128	766,470

		2,608,947

Electronics — 1.8%
National Instruments Corp.	10,044	421,748
OSI Systems, Inc.*	10,129	1,140,829
Sensata Technologies Holding PLC*	8,846	433,454

		1,996,031

Engineering & Construction — 0.8%
frontdoor, Inc.*	20,888	909,672

Entertainment — 1.8%
AMC Entertainment Holdings, Inc., Class A	48,973	456,918
Cedar Fair LP	19,959	951,845
Manchester United PLC, Class A	31,028	560,986

		1,969,749

Food — 0.5%
Hostess Brands, Inc.*	41,027	592,430

Forest Products & Paper — 0.5%
Neenah, Inc.	8,526	575,931

Hand & Machine Tools — 0.6%
Kennametal, Inc.	18,775	694,487

Healthcare Products — 9.6%
AngioDynamics, Inc.*	38,957	767,063
Bio-Techne Corp.	6,063	1,264,075
Bruker Corp.	28,150	1,406,092
Cantel Medical Corp.	4,721	380,701
Glaukos Corp.*	9,142	689,307
Globus Medical, Inc., Class A*	22,289	942,825
ICU Medical, Inc.*	4,435	1,117,221
Integra LifeSciences Holdings Corp.*	26,505	1,480,304
Natus Medical, Inc.*	25,810	663,059
STERIS PLC	13,404	1,995,588

		10,706,235

Healthcare Services — 2.7%
Catalent, Inc.*	56,290	3,051,481

Home Builders — 0.5%
Thor Industries, Inc.	9,251	540,721

Hotels & Resorts — 0.2%
Playa Hotels & Resorts N.V.*	31,507	242,919

Household Products & Wares — 0.4%
Ontex Group N.V.	29,513	476,355

Insurance — 1.0%
RLI Corp.	12,525	1,073,518

Internet — 3.3%
ChannelAdvisor Corp.*	48,722	426,804

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Farfetch Ltd., Class A*	20,751	$431,621
MakeMyTrip Ltd.*	18,500	458,800
The Trade Desk, Inc., Class A*	5,342	1,216,801
Zendesk, Inc.*	12,728	1,133,174

		3,667,200

Machinery — Diversified — 1.7%
Gates Industrial Corp. PLC*	42,516	485,108
Nordson Corp.	6,249	883,046
Wabtec Corp.	8,125	583,050

		1,951,204

Metal Fabricate/Hardware — 1.3%
Rexnord Corp.*	49,038	1,481,928

Miscellaneous Manufacturing — 4.9%
Carlisle Cos., Inc.	13,250	1,860,432
Hillenbrand, Inc.	14,775	584,647
ITT, Inc.	21,342	1,397,474
Proto Labs, Inc.*	4,089	474,406
Standex International Corp.	15,119	1,105,804

		5,422,763

Oil & Gas — 0.5%
Magnolia Oil & Gas Corp., Class A*	50,867	589,040

Pharmaceuticals — 6.0%
Amicus Therapeutics, Inc.*	34,683	432,844
Eagle Pharmaceuticals, Inc.*	12,438	692,548
Enanta Pharmaceuticals, Inc.*	5,768	486,704
FibroGen, Inc.*	9,990	451,348
Global Blood Therapeutics, Inc.*	8,860	466,036
GW Pharmaceuticals PLC ADR*	3,659	630,775
Heron Therapeutics, Inc.*	23,514	437,125
Heska Corp.*	4,992	425,169
Ironwood Pharmaceuticals, Inc.*	30,631	335,103
Knight Therapeutics, Inc.*	64,282	378,952
Neurocrine Biosciences, Inc.*	8,833	745,770
Prestige Consumer Healthcare, Inc.*	23,061	730,573
Sarepta Therapeutics, Inc.*	3,239	492,166

		6,705,113

Publishing / Newspapers — 0.6%
Cimpress N.V.*	7,677	697,763

Real Estate — 0.5%
Jones Lang LaSalle, Inc.	3,844	540,812

Retail — 3.4%
Casey’s General Stores, Inc.	4,670	728,473
Dunkin’ Brands Group, Inc.	11,445	911,709
Texas Roadhouse, Inc.	10,417	559,081
The Lovesac Co.*	28,275	878,504
Williams-Sonoma, Inc.	10,332	671,580

		3,749,347

Savings & Loans — 0.5%
Pacific Premier Bancorp, Inc.	18,536	572,392

	Number of Shares	Value†

Semiconductors — 2.7%
CTS Corp.	16,764	$462,351
Entegris, Inc.	23,537	878,401
ON Semiconductor Corp.*	82,160	1,660,454

		3,001,206

Software — 13.8%
ACI Worldwide, Inc.*	15,541	533,678
Blackbaud, Inc.	22,059	1,841,927
Broadridge Financial Solutions, Inc.	15,279	1,950,823
Cadence Design Systems, Inc.*	19,366	1,371,306
Cision Ltd.*	70,010	821,217
Envestnet, Inc.*	20,542	1,404,457
Guidewire Software, Inc.*	8,696	881,600
Instructure, Inc.*	18,085	768,613
Jack Henry & Associates, Inc.	5,439	728,391
RealPage, Inc.*	18,239	1,073,365
SailPoint Technologies Holding, Inc.*	34,259	686,550
SS&C Technologies Holdings, Inc.	33,410	1,924,750
The Descartes Systems Group, Inc.*	37,989	1,405,496

		15,392,173

Telecommunications — 2.4%
Nice Ltd. ADR*	19,625	2,688,625

Transportation — 1.3%
Old Dominion Freight Line, Inc.	4,643	693,014
Saia, Inc.*	11,578	748,749

		1,441,763

TOTAL COMMON STOCKS (Cost $71,200,861)		106,434,810

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Diversified — 0.9%
Lamar Advertising Co., Class A (Cost $685,308)	12,399	1,000,723

SHORT-TERM INVESTMENTS — 3.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $4,293,410)	4,293,410	4,293,410

TOTAL INVESTMENTS — 100.0% (Cost $76,179,579)		111,728,943

Other Assets & Liabilities — 0.0%		49,389

TOTAL NET ASSETS — 100.0%		$111,778,332

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Growth Fund

Country Weightings as of 06/30/2019 ††
United States	90%
Israel	3
Canada	2
United Kingdom	2
Belgium	1
Jersey	1
Netherlands	1

Total	100%

††	% of total investments as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$783,108	$783,108	$—	$—
Aerospace & Defense	2,535,873	2,535,873	—	—
Apparel	700,142	700,142	—	—
Auto Parts & Equipment	526,048	526,048	—	—
Banks	610,556	610,556	—	—
Biotechnology	3,618,693	3,618,693	—	—
Building Materials	724,936	724,936	—	—
Chemicals	5,230,149	5,230,149	—	—
Commercial Services	13,959,868	13,959,868	—	—
Computers	1,601,929	1,601,929	—	—
Diversified Financial Services	2,803,703	2,803,703	—	—
Electrical Components & Equipment	2,608,947	2,608,947	—	—
Electronics	1,996,031	1,996,031	—	—
Engineering & Construction	909,672	909,672	—	—
Entertainment	1,969,749	1,969,749	—	—
Food	592,430	592,430	—	—
Forest Products & Paper	575,931	575,931	—	—
Hand & Machine Tools	694,487	694,487	—	—
Healthcare Products	10,706,235	10,706,235	—	—
Healthcare Services	3,051,481	3,051,481	—	—
Home Builders	540,721	540,721	—	—
Hotels & Resorts	242,919	242,919	—	—
Household Products & Wares	476,355	—	476,355	—
Insurance	1,073,518	1,073,518	—	—
Internet	3,667,200	3,667,200	—	—
Machinery - Diversified	1,951,204	1,951,204	—	—
Metal Fabricate/Hardware	1,481,928	1,481,928	—	—
Miscellaneous Manufacturing	5,422,763	5,422,763	—	—
Oil & Gas	589,040	589,040	—	—
Pharmaceuticals	6,705,113	6,705,113	—	—
Publishing / Newspapers	697,763	697,763	—	—
Real Estate	540,812	540,812	—	—
Retail	3,749,347	3,749,347	—	—
Savings & Loans	572,392	572,392	—	—
Semiconductors	3,001,206	3,001,206	—	—
Software	15,392,173	15,392,173	—	—

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Telecommunications	$2,688,625	$2,688,625	$—	$—
Transportation	1,441,763	1,441,763	—	—

TOTAL COMMON STOCKS	106,434,810	105,958,455	476,355	—

REAL ESTATE INVESTMENT TRUSTS	$1,000,723	$1,000,723	$—	$—
SHORT-TERM INVESTMENTS	4,293,410	4,293,410	—	—

TOTAL INVESTMENTS	$111,728,943	$111,252,588	$476,355	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 85.9%
Aerospace & Defense — 1.4%
Aerojet Rocketdyne Holdings, Inc.*	12,795	$572,832
Curtiss-Wright Corp.	3,619	460,084
Kaman Corp.	18,028	1,148,203
Moog, Inc., Class A	7,114	665,942
Triumph Group, Inc.	8,848	202,619

		3,049,680

Airlines — 0.8%
SkyWest, Inc.	30,988	1,880,042

Apparel — 0.7%
Columbia Sportswear Co.	9,115	912,958
Crocs, Inc.*	17,756	350,681
G-III Apparel Group Ltd.*	11,763	346,068

		1,609,707

Auto Manufacturers — 0.2%
Navistar International Corp.*	13,412	462,043

Auto Parts & Equipment — 1.1%
American Axle & Manufacturing Holdings, Inc.*	75,771	966,838
Dana, Inc.	39,478	787,191
Dorman Products, Inc.*	6,255	545,061
Standard Motor Products, Inc.	2,422	109,814

		2,408,904

Banks — 17.6%
Amalgamated Bank, Class A	25,142	438,728
Ameris Bancorp	16,594	650,319
Atlantic Union Bankshares Corp.	42,605	1,505,235
BancorpSouth Bank	47,615	1,382,740
Bank of Hawaii Corp.	3,055	253,290
Banner Corp.	33,359	1,806,390
Bryn Mawr Bank Corp.	13,998	522,405
CenterState Bank Corp.	79,197	1,823,907
Chemical Financial Corp.	17,950	737,924
Columbia Banking System, Inc.	47,470	1,717,465
Community Bank System, Inc.	26,134	1,720,663
ConnectOne Bancorp, Inc.	35,402	802,209
CVB Financial Corp.	89,010	1,871,880
FB Financial Corp.	22,174	811,568
First Financial Bankshares, Inc.	47,794	1,471,577
First Merchants Corp.	43,014	1,630,231
First Midwest Bancorp, Inc.	46,889	959,818
Glacier Bancorp, Inc.	47,750	1,936,262
Great Western Bancorp, Inc.	49,143	1,755,388
Heritage Financial Corp.	27,316	806,915
Home BancShares, Inc.	39,484	760,462
Independent Bank Corp.	23,161	1,763,710
Independent Bank Group, Inc.	27,237	1,496,946
Lakeland Financial Corp.	24,748	1,158,949
LegacyTexas Financial Group, Inc.	37,516	1,527,276
Old Line Bancshares, Inc.	11,399	303,327
Pinnacle Financial Partners, Inc.	17,669	1,015,614
Renasant Corp.	47,158	1,694,859
Sandy Spring Bancorp, Inc.	16,396	571,892
South State Corp.	16,479	1,214,008

	Number of Shares	Value†

Banks — (continued)
Texas Capital Bancshares, Inc.*	3,643	$223,571
The First of Long Island Corp.	14,822	297,626
Towne Bank	25,729	701,887
TriCo Bancshares	18,683	706,217
United Community Banks, Inc.	47,077	1,344,519

		39,385,777

Beverages — 0.1%
MGP Ingredients, Inc.	3,777	250,453

Biotechnology — 0.5%
Cambrex Corp.*	12,971	607,172
Emergent BioSolutions, Inc.*	10,189	492,231

		1,099,403

Building Materials — 0.7%
Armstrong World Industries, Inc.	8,608	836,698
Boise Cascade Co.	4,564	128,294
Summit Materials, Inc., Class A*	28,489	548,413

		1,513,405

Chemicals — 2.3%
H.B. Fuller Co.	13,747	637,861
Ingevity Corp.*	14,757	1,551,994
Innospec, Inc.	2,108	192,334
Kraton Corp.*	3,499	108,714
PolyOne Corp.	7,393	232,066
Quaker Chemical Corp.	2,952	598,902
Rogers Corp.*	3,999	690,147
Sensient Technologies Corp.	2,464	181,055
Tronox Holdings PLC, Class A	10,618	135,698
Univar, Inc.*	40,800	899,232

		5,228,003

Commercial Services — 3.5%
Aaron’s, Inc.	17,903	1,099,423
ABM Industries, Inc.	22,210	888,400
Adtalem Global Education, Inc.*	14,172	638,449
AMN Healthcare Services, Inc.*	12,511	678,722
ASGN, Inc.*	16,322	989,113
Chegg, Inc.*	10,800	416,772
HMS Holdings Corp.*	17,099	553,837
James River Group Holdings Ltd.	27,846	1,305,977
LiveRamp Holdings, Inc.*	23,904	1,158,866

		7,729,559

Computers — 2.0%
CACI International, Inc., Class A*	4,325	884,852
Lumentum Holdings, Inc.*	22,969	1,226,774
Mercury Systems, Inc.*	5,742	403,950
NetScout Systems, Inc.*	56,384	1,431,590
Parsons Corp.*	13,838	510,068

		4,457,234

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	39,099	1,435,715
H&E Equipment Services, Inc.	25,990	756,049

		2,191,764

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — 1.6%
Houlihan Lokey, Inc.	21,571	$960,557
PJT Partners, Inc., Class A	10,506	425,703
Stifel Financial Corp.	30,124	1,779,123
Virtu Financial, Inc., Class A	17,949	390,929

		3,556,312

Electric — 3.5%
ALLETE, Inc.	26,198	2,179,935
El Paso Electric Co.	3,217	210,392
IDACORP, Inc.	10,607	1,065,261
PNM Resources, Inc.	36,656	1,866,157
Portland General Electric Co.	44,492	2,410,132

		7,731,877

Electronics — 1.4%
Brady Corp., Class A	17,363	856,343
FARO Technologies, Inc.*	7,501	394,403
II-VI, Inc.*	19,988	730,761
Watts Water Technologies, Inc., Class A	12,669	1,180,497

		3,162,004

Engineering & Construction — 2.3%
EMCOR Group, Inc.	14,172	1,248,553
Granite Construction, Inc.	18,715	901,689
KBR, Inc.	71,068	1,772,436
TopBuild Corp.*	14,232	1,177,840

		5,100,518

Entertainment — 1.1%
Eldorado Resorts, Inc.*	22,908	1,055,371
Live Nation Entertainment, Inc.*	21,551	1,427,754

		2,483,125

Environmental Control — 0.0%
Advanced Disposal Services, Inc.*	11	351

Food — 2.5%
Darling Ingredients, Inc.*	48,615	966,952
Grocery Outlet Holding Corp.*	13,522	444,603
Hostess Brands, Inc.*	53,748	776,121
Nomad Foods Ltd.*	50,213	1,072,550
Performance Food Group Co.*	17,979	719,700
The Simply Good Foods Co.*	63,821	1,536,810

		5,516,736

Gas — 1.7%
Chesapeake Utilities Corp.	19,317	1,835,501
New Jersey Resources Corp.	40,609	2,021,110

		3,856,611

Hand & Machine Tools — 0.5%
Kennametal, Inc.	29,123	1,077,260

Healthcare Products — 1.7%
Avanos Medical, Inc.*	30,092	1,312,312
CONMED Corp.	13,711	1,173,250
Orthofix Medical, Inc.*	11,122	588,132
Wright Medical Group N.V.*	21,918	653,595

		3,727,289

	Number of Shares	Value†

Healthcare Services — 0.9%
Acadia Healthcare Co., Inc.*	15,631	$546,303
Syneos Health, Inc.*	30,384	1,552,319

		2,098,622

Home Builders — 1.2%
Foundation Building Materials, Inc.*	22,642	402,575
KB Home	46,586	1,198,658
Meritage Homes Corp.*	19,781	1,015,556

		2,616,789

Household Products & Wares — 0.1%
Central Garden & Pet Co., Class A*	5,753	141,754

Insurance — 5.2%
AMERISAFE, Inc.	10,704	682,594
CNO Financial Group, Inc.	33,692	561,983
Enstar Group Ltd.*	5,197	905,733
Kemper Corp.	12,643	1,090,964
Kinsale Capital Group, Inc.	18,685	1,709,304
MGIC Investment Corp.*	139,072	1,827,406
Primerica, Inc.	8,267	991,627
ProAssurance Corp.	11,916	430,287
RLI Corp.	15,002	1,285,821
Selective Insurance Group, Inc.	27,015	2,023,153

		11,508,872

Internet — 1.0%
Cars.com, Inc.*	42,845	844,903
Liberty Expedia Holdings, Inc., Class A*	22,934	1,096,016
Revolve Group, Inc.*	8,316	286,902

		2,227,821

Investment Companies — 0.1%
BrightSphere Investment Group PLC	30,233	344,959

Iron & Steel — 1.4%
Allegheny Technologies, Inc.*	57,419	1,446,959
Carpenter Technology Corp.	17,001	815,708
Cleveland-Cliffs, Inc.	82,213	877,213

		3,139,880

Leisure Time — 0.3%
OneSpaWorld Holdings Ltd.*	49,322	764,491

Lodging — 0.3%
Boyd Gaming Corp.	26,145	704,346

Machinery — Construction & Mining — 0.3%
Terex Corp.	25,014	785,440

Machinery — Diversified — 0.8%
Alamo Group, Inc.	4,406	440,292
Cactus, Inc., Class A*	43,811	1,451,020

		1,891,312

Media — 0.9%
Gray Television, Inc.*	53,527	877,308
MSG Networks, Inc., Class A*	5,414	112,286
Nexstar Media Group, Inc., Class A	8,778	886,578

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
TEGNA, Inc.	7,374	$111,716

		1,987,888

Metal Fabricate/Hardware — 2.4%
CIRCOR International, Inc.*	16,663	766,498
RBC Bearings, Inc.*	5,964	994,855
Rexnord Corp.*	71,078	2,147,977
TriMas Corp.*	45,181	1,399,256

		5,308,586

Mining — 0.5%
Constellium S.E.*	54,300	545,172
Royal Gold, Inc.	5,205	533,460

		1,078,632

Miscellaneous Manufacturing — 1.0%
Federal Signal Corp.	40,818	1,091,881
ITT, Inc.	17,179	1,124,881

		2,216,762

Oil & Gas — 4.3%
Brigham Minerals, Inc., Class A*	17,845	382,954
Callon Petroleum Co.*	209,874	1,383,070
Centennial Resource Development, Inc., Class A*	23,550	178,744
Delek US Holdings, Inc.	23,578	955,381
Falcon Minerals Corp.*	67,777	569,327
Matador Resources Co.*	54,836	1,090,140
PBF Energy, Inc., Class A	9,781	306,145
PDC Energy, Inc.*	32,888	1,185,941
Viper Energy Partners LP	62,928	1,939,441
WPX Energy, Inc.*	142,026	1,634,719

		9,625,862

Oil & Gas Services — 1.0%
Apergy Corp.*	52,220	1,751,459
ProPetro Holding Corp.*	22,303	461,672

		2,213,131

Pharmaceuticals — 0.4%
Prestige Consumer Healthcare, Inc.*	28,937	916,724

Pipelines — 0.3%
Rattler Midstream LP*	33,014	640,141

Real Estate — 0.5%
Kennedy-Wilson Holdings, Inc.	55,419	1,139,969

Retail — 3.3%
Abercrombie & Fitch Co., Class A	22,490	360,740
Asbury Automotive Group, Inc.*	11,012	928,752
Bed Bath & Beyond, Inc.	24,243	281,704
BJ’s Wholesale Club Holdings, Inc.*	33,179	875,926
Burlington Stores, Inc.*	7,747	1,318,152
Designer Brands, Inc., Class A	13,926	266,961
Dine Brands Global, Inc.	6,867	655,592
Guess?, Inc.	41,586	671,614
Jack in the Box, Inc.	5,244	426,809
Sally Beauty Holdings, Inc.*	30,333	404,642

	Number of Shares	Value†

Retail — (continued)
Shoe Carnival, Inc.	4,445	$122,682
The Wendy’s Co.	48,878	957,031

		7,270,605

Savings & Loans — 2.5%
Brookline Bancorp, Inc.	53,043	815,801
Flushing Financial Corp.	19,280	428,016
OceanFirst Financial Corp.	49,106	1,220,284
Pacific Premier Bancorp, Inc.	18,575	573,596
Provident Financial Services, Inc.	40,511	982,392
Washington Federal, Inc.	43,791	1,529,620

		5,549,709

Semiconductors — 2.5%
Cree, Inc.*	11,364	638,430
CTS Corp.	28,942	798,220
Entegris, Inc.	24,029	896,762
Lattice Semiconductor Corp.*	54,579	796,308
Nanometrics, Inc.*	19,568	679,205
Semtech Corp.*	17,427	837,367
Silicon Laboratories, Inc.*	5,572	576,145
Synaptics, Inc.*	13,585	395,867

		5,618,304

Software — 3.2%
Allscripts Healthcare Solutions, Inc.*	130,332	1,515,761
Avaya Holdings Corp.*	31,053	369,841
Bottomline Technologies DE, Inc.*	10,502	464,608
CommVault Systems, Inc.*	25,217	1,251,268
Cornerstone OnDemand, Inc.*	19,728	1,142,843
SYNNEX Corp.	12,392	1,219,373
Verint Systems, Inc.*	20,655	1,110,826

		7,074,520

Telecommunications — 1.7%
Ciena Corp.*	16,033	659,437
Knowles Corp.*	44,109	807,636
Liberty Latin America Ltd., Class C*	49,419	849,513
Plantronics, Inc.	10,914	404,254
Viavi Solutions, Inc.*	83,013	1,103,243

		3,824,083

Transportation — 1.6%
Air Transport Services Group, Inc.*	27,354	667,438
Atlas Air Worldwide Holdings, Inc.*	11,751	524,565
Golar LNG Ltd.	74,726	1,380,936
Saia, Inc.*	16,461	1,064,533

		3,637,472

TOTAL COMMON STOCKS (Cost $167,021,271)		191,804,731

REAL ESTATE INVESTMENT TRUSTS — 12.8%
Apartments — 0.2%
Preferred Apartment Communities, Inc., Class A	32,601	487,385

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Building & Real Estate — 1.0%
MFA Financial, Inc.	190,505	$1,367,826
PennyMac Mortgage Investment Trust	42,066	918,301

		2,286,127

Diversified — 0.9%
PS Business Parks, Inc.	12,652	2,132,242

Diversified Financial Services — 1.3%
Granite Point Mortgage Trust, Inc.	23,971	460,003
Redwood Trust, Inc.	62,224	1,028,563
Two Harbors Investment Corp.	104,815	1,328,006

		2,816,572

Healthcare — 2.1%
Healthcare Realty Trust, Inc.	78,566	2,460,687
National Health Investors, Inc.	27,348	2,133,964

		4,594,651

Hotels & Resorts — 3.1%
Chatham Lodging Trust	25,155	474,675
Chesapeake Lodging Trust	89,646	2,547,739
Pebblebrook Hotel Trust	75,723	2,133,874
RLJ Lodging Trust	98,811	1,752,907

		6,909,195

Industrial — 1.6%
CyrusOne, Inc.	35,607	2,055,236
STAG lndustrial, Inc.	50,203	1,518,139

		3,573,375

Office Property — 1.2%
Columbia Property Trust, Inc.	69,326	1,437,821
Hudson Pacific Properties, Inc.	35,332	1,175,496

		2,613,317

Storage & Warehousing — 0.4%
Life Storage, Inc.	8,860	842,409

Strip Centers — 1.0%
Acadia Realty Trust	81,090	2,219,433

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $27,099,467)		28,474,706

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $4,104,680)	4,104,680	4,104,680

TOTAL INVESTMENTS — 100.5% (Cost $198,225,418)		224,384,117

Other Assets & Liabilities — (0.5)%		(1,147,236)

TOTAL NET ASSETS — 100.0%		$223,236,881

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$191,804,731	$191,804,731	$—	$—
REAL ESTATE INVESTMENT TRUSTS	28,474,706	28,474,706	—	—
SHORT-TERM INVESTMENTS	4,104,680	4,104,680	—	—

TOTAL INVESTMENTS	$224,384,117	$224,384,117	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 90.2%
Advertising — 0.2%
Adesto Technologies Corp.*	1,000	$8,150
Boston Omaha Corp., Class A*	400	9,260
Clear Channel Outdoor Holdings, Inc.*	600	2,832
Fluent, Inc.*	1,700	9,146
Marchex, Inc., Class B*	1,500	7,455
MDC Partners, Inc., Class A*	1,800	4,536
SharpSpring, Inc.*	400	5,240
Telaria, Inc.*	1,300	9,776
Yext, Inc.*	3,300	66,297

		122,692

Aerospace & Defense — 0.9%
AAR Corp.	1,069	39,328
Aerojet Rocketdyne Holdings, Inc.*	2,440	109,239
AeroVironment, Inc.*	718	40,761
Astronics Corp.*	895	35,997
Cubic Corp.	1,069	68,929
Ducommun, Inc.*	400	18,028
Kaman Corp.	948	60,378
Kratos Defense & Security Solutions, Inc.*	3,122	71,463
Moog, Inc., Class A	1,091	102,128
National Presto Industries, Inc.	190	17,725
Triumph Group, Inc.	1,600	36,640

		600,616

Agriculture — 0.3%
22nd Century Group, Inc.*	3,700	7,733
Alico, Inc.	151	4,581
Cadiz, Inc.*	800	9,000
Limoneira Co.	600	11,964
Pyxus International, Inc.*	300	4,560
Tejon Ranch Co.*	825	13,687
The Andersons, Inc.	1,132	30,836
Turning Point Brands, Inc.	300	14,694
Universal Corp.	855	51,958
Vector Group Ltd.	3,388	33,033

		182,046

Airlines — 0.5%
Allegiant Travel Co.	455	65,293
Hawaiian Holdings, Inc.	1,626	44,601
Mesa Air Group, Inc.*	900	8,442
SkyWest, Inc.	1,681	101,986
Spirit Airlines, Inc.*	2,300	109,779

		330,101

Apparel — 0.8%
Crocs, Inc.*	2,200	43,450
Deckers Outdoor Corp.*	1,000	175,970
Delta Apparel, Inc.*	300	7,023
G-III Apparel Group Ltd.*	1,508	44,366
Kontoor Brands, Inc.*	1,600	46,672
Oxford Industries, Inc.	608	46,087
Rocky Brands, Inc.	200	5,456
Steven Madden Ltd.	2,973	100,933
Superior Group of Cos, Inc.	200	3,426
Unifi, Inc.*	660	11,992
Weyco Group, Inc.	200	5,342

	Number of Shares	Value†

Apparel — (continued)
Wolverine World Wide, Inc.	3,182	$87,632

		578,349

Auto Manufacturers — 0.2%
Blue Bird Corp.*	392	7,718
Navistar International Corp.*	1,600	55,120
REV Group, Inc.	1,000	14,410
Wabash National Corp.	1,800	29,286

		106,534

Auto Parts & Equipment — 1.1%
Adient PLC	3,100	73,222
Altra Industrial Motion Corp.	2,203	79,044
American Axle & Manufacturing Holdings, Inc.*	3,716	47,416
Commercial Vehicle Group, Inc.*	1,000	8,020
Cooper Tire & Rubber Co.	1,749	55,181
Cooper-Standard Holdings, Inc.*	600	27,492
Dana, Inc.	4,996	99,620
Dorman Products, Inc.*	892	77,729
Douglas Dynamics, Inc.	700	27,853
Gentherm, Inc.*	1,168	48,857
Meritor, Inc.*	2,645	64,141
Miller Industries, Inc.	443	13,622
Modine Manufacturing Co.*	1,577	22,567
Motorcar Parts of America, Inc.*	700	14,987
Spartan Motors, Inc.	1,000	10,960
Standard Motor Products, Inc.	700	31,738
Tenneco, Inc., Class A	1,600	17,744
Titan International, Inc.	1,913	9,355
Tower International, Inc.	800	15,600
Visteon Corp.*	1,000	55,300

		800,448

Banks — 9.3%
1st Constitution Bancorp	400	7,388
1st Source Corp.	488	22,643
ACNB Corp.	300	11,871
Allegiance Bancshares, Inc.*	700	23,338
Amalgamated Bank, Class A	300	5,235
Amerant Bancorp, Inc.*	700	14,028
American National Bankshares, Inc.	400	15,500
Ameris Bancorp	1,647	64,546
Ames National Corp.	299	8,103
Arrow Financial Corp.	412	14,309
Atlantic Capital Bancshares, Inc.*	800	13,696
Atlantic Union Bankshares Corp.	2,807	99,171
BancFirst Corp.	620	34,509
Banco Latinoamericano de Comercio Exterior S.A.	1,110	23,121
BancorpSouth Bank	3,249	94,351
Bank First Corp.	200	14,200
Bank of Commerce Holdings	300	3,207
Bank of Marin Bancorp	480	19,690
Bankwell Financial Group, Inc.	300	8,610
Banner Corp.	1,200	64,980
Bar Harbor Bankshares	597	15,874
Baycom Corp.*	400	8,760

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
BCB Bancorp, Inc.	700	$9,695
Boston Private Financial Holdings, Inc.	2,758	33,289
Bridge Bancorp, Inc.	507	14,936
Bridgewater Bancshares Inc.*	700	8,078
Bryn Mawr Bank Corp.	732	27,318
Business First Bancshares, Inc.	400	10,180
Byline Bancorp, Inc.*	900	17,208
C&F Financial Corp.	100	5,461
Cadence BanCorp	4,406	91,645
Cambridge Bancorp	200	16,300
Camden National Corp.	539	24,724
Capital City Bank Group, Inc.	469	11,655
Capstar Financial Holdings, Inc.	600	9,090
Carolina Financial Corp.	700	24,563
Carter Bank & Trust*	800	15,920
Cass Information Systems, Inc.	498	24,143
Cathay General Bancorp	2,650	95,162
CBTX, Inc.	700	19,698
CenterState Bank Corp.	4,405	101,447
Central Pacific Financial Corp.	900	26,964
Central Valley Community Bancorp	400	8,588
Century Bancorp, Inc., Class A	69	6,065
Chemical Financial Corp.	2,400	98,664
Chemung Financial Corp.	100	4,834
Citizens & Northern Corp.	356	9,373
City Holding Co.	548	41,790
Civista Bancshares, Inc.	400	8,980
CNB Financial Corp.	474	13,386
Coastal Financial Corp.*	300	4,641
Codorus Valley Bancorp, Inc.	263	6,049
Colony Bankcorp, Inc.	300	5,088
Columbia Banking System, Inc.	2,468	89,292
Community Bank System, Inc.	1,737	114,364
Community Trust Bancorp, Inc.	583	24,655
ConnectOne Bancorp, Inc.	1,060	24,020
Customers Bancorp, Inc.*	980	20,580
CVB Financial Corp.	4,592	96,570
DNB Financial Corp.	100	4,487
Eagle Bancorp, Inc.	1,173	63,494
Enterprise Bancorp, Inc.	313	9,925
Enterprise Financial Services Corp.	782	32,531
Equity Bancshares, Inc., Class A*	500	13,330
Esquire Financial Holdings, Inc.*	300	7,545
Evans Bancorp, Inc.	200	7,546
Farmers & Merchants Bancorp, Inc.	400	11,648
Farmers National Banc Corp.	700	10,381
FB Financial Corp.	500	18,300
Fidelity D&D Bancorp, Inc.	100	6,720
Fidelity Southern Corp.	707	21,896
Financial Institutions, Inc.	440	12,826
First Bancorp	924	33,652
First BanCorp Puerto Rico	7,200	79,488
First Bancorp, Inc.	434	11,653
First Bank/Hamilton NJ	800	9,392
First Busey Corp.	1,813	47,881
First Business Financial Services, Inc.	400	9,400

	Number of Shares	Value†

Banks — (continued)
First Choice Bancorp	300	$6,822
First Commonwealth Financial Corp.	3,321	44,734
First Community Bankshares, Inc.	426	14,382
First Financial Bancorp	3,282	79,490
First Financial Bankshares, Inc.	4,504	138,678
First Financial Corp.	380	15,261
First Foundation, Inc.	1,200	16,128
First Internet Bancorp	300	6,462
First Interstate BancSystem, Inc., Class A	1,287	50,978
First Merchants Corp.	1,838	69,660
First Mid Bancshares, Inc.	500	17,460
First Midwest Bancorp, Inc.	3,614	73,979
First Northwest Bancorp	200	3,250
FNCB Bancorp, Inc.	800	6,424
Franklin Financial Network, Inc.	400	11,144
Franklin Financial Services Corp.	200	7,650
Fulton Financial Corp.	5,703	93,358
FVCBankcorp, Inc.*	500	9,560
German American Bancorp, Inc.	738	22,229
Glacier Bancorp, Inc.	2,821	114,392
Great Southern Bancorp, Inc.	371	22,204
Great Western Bancorp, Inc.	1,900	67,868
Guaranty Bancshares, Inc.	300	9,345
Hancock Whitney Corp.	2,872	115,052
Hanmi Financial Corp.	913	20,333
HarborOne Bancorp, Inc.*	600	11,238
Hawthorn Bancshares, Inc.	200	5,438
Heartland Financial USA, Inc.	1,117	49,963
Heritage Commerce Corp.	1,200	14,700
Heritage Financial Corp.	1,230	36,334
Home BancShares, Inc.	5,335	102,752
Hope Bancorp, Inc.	4,067	56,043
Horizon Bancorp, Inc.	1,350	22,059
Howard Bancorp, Inc.*	500	7,585
IBERIABANK Corp.	1,846	140,019
Independent Bank Corp.	1,155	87,953
Independent Bank Corp.	800	17,432
Independent Bank Group, Inc.	1,250	68,700
International Bancshares Corp.	1,825	68,821
Investar Holding Corp.	300	7,155
Kearny Financial Corp.	2,745	36,481
Lakeland Bancorp, Inc.	1,711	27,633
Lakeland Financial Corp.	791	37,043
LCNB Corp.	400	7,600
LegacyTexas Financial Group, Inc.	1,566	63,752
Level One Bancorp, Inc.	200	4,998
Live Oak Bancshares, Inc.	900	15,435
Luther Burbank Corp.	800	8,712
Macatawa Bank Corp.	800	8,208
Mackinac Financial Corp.	400	6,344
MainStreet Bancshares, Inc.*	300	6,930
MBT Financial Corp.	700	7,231
Mercantile Bank Corp.	500	16,290
Merchants Bancorp	600	10,218
Metropolitan Bank Holding Corp.*	200	8,800
Mid Penn Bancorp, Inc.	200	4,990

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Midland States Bancorp, Inc.	700	$18,704
MidSouth Bancorp, Inc.	700	8,295
MidWestOne Financial Group, Inc.	400	11,184
MVB Financial Corp.	200	3,392
National Bankshares, Inc.	219	8,526
NBT Bancorp, Inc.	1,469	55,102
Nicolet Bankshares, Inc.*	300	18,618
Northeast Bank	300	8,274
Northrim BanCorp, Inc.	300	10,698
Norwood Financial Corp.	200	6,962
Oak Valley Bancorp	113	2,209
OFG Bancorp	1,810	43,024
Ohio Valley Banc Corp.	200	7,714
Old Line Bancshares, Inc.	500	13,305
Old National Bancorp	5,961	98,893
Old Second Bancorp, Inc.	800	10,216
OP Bancorp	700	7,588
Opus Bank	700	14,777
Origin Bancorp, Inc.	600	19,800
Orrstown Financial Services, Inc.	400	8,796
Pacific Mercantile Bancorp*	800	6,600
Park National Corp.	524	52,080
Parke Bancorp, Inc.	400	9,580
PCB Bancorp	300	5,112
PCSB Financial Corp.	700	14,175
Peapack Gladstone Financial Corp.	636	17,884
Penns Woods Bancorp, Inc.	168	7,602
People’s Utah Bancorp	600	17,640
Peoples Bancorp of North Carolina, Inc.	200	6,010
Peoples Bancorp, Inc.	572	18,453
Peoples Financial Services Corp.	300	13,497
Preferred Bank	500	23,625
Premier Financial Bancorp, Inc.	550	8,250
Provident Bancorp, Inc.*	200	5,468
QCR Holdings, Inc.	500	17,435
RBB Bancorp	600	11,604
Reliant Bancorp, Inc.	400	9,452
Renasant Corp.	2,035	73,138
Republic Bancorp, Inc., Class A	287	14,278
Republic First Bancorp, Inc.*	1,700	8,347
S&T Bancorp, Inc.	1,159	43,439
Sandy Spring Bancorp, Inc.	1,150	40,112
SB One Bancorp	200	4,470
Seacoast Banking Corp of Florida*	1,740	44,266
Select Bancorp, Inc.*	300	3,432
ServisFirst Bancshares, Inc.	1,600	54,816
Shore Bancshares, Inc.	600	9,804
Sierra Bancorp	412	11,173
Simmons First National Corp., Class A	3,096	72,013
SmartFinancial, Inc.*	400	8,676
South State Corp.	1,180	86,931
Southern First Bancshares, Inc.*	300	11,748
Southern National Bancorp of Virginia, Inc.	600	9,186
Southside Bancshares, Inc.	1,071	34,679
Spirit of Texas Bancshares, Inc.*	400	9,000
Sterling Bancorp, Inc.	700	6,979

	Number of Shares	Value†

Banks — (continued)
Stock Yards Bancorp, Inc.	767	$27,727
Summit Financial Group, Inc.	400	10,740
The Bancorp, Inc.*	1,512	13,487
The Bank of NT Butterfield & Son Ltd.	1,900	64,524
The Bank of Princeton	300	9,000
The Community Financial Corp.	100	3,373
The First Bancshares, Inc.	500	15,170
The First of Long Island Corp.	889	17,851
Tompkins Financial Corp.	558	45,533
Towne Bank	2,177	59,389
TriCo Bancshares	898	33,944
TriState Capital Holdings, Inc.*	700	14,938
Triumph Bancorp, Inc.*	900	26,145
TrustCo Bank Corp.	3,252	25,756
Trustmark Corp.	2,230	74,148
UMB Financial Corp.	1,481	97,479
Union Bankshares, Inc., Morrisville VT	100	3,701
United Bankshares, Inc.	3,356	124,474
United Community Banks, Inc.	2,678	76,484
United Security Bancshares	700	7,973
Unity Bancorp, Inc.	400	9,080
Univest Corp.	1,087	28,545
Valley National Bancorp	11,035	118,957
Veritex Holdings, Inc.	1,853	48,085
Walker & Dunlop, Inc.	900	47,889
Washington Trust Bancorp, Inc.	470	24,525
WesBanco, Inc.	1,738	67,000
West Bancorporation, Inc.	478	10,143
Westamerica Bancorporation	873	53,786
Western New England Bancorp, Inc.	1,000	9,340

		6,503,557

Beverages — 0.3%
Coca-Cola Consolidated, Inc.	152	45,486
Craft Brew Alliance, Inc.*	200	2,798
Farmer Brothers Co.*	204	3,340
MGP Ingredients, Inc.	400	26,524
National Beverage Corp.	442	19,726
New Age Beverages Corp.*	2,800	12,824
Primo Water Corp.*	1,000	12,300
The Boston Beer Co., Inc., Class A*	280	105,773

		228,771

Biotechnology — 5.4%
Abeona Therapeutics, Inc.*	900	4,302
ACADIA Pharmaceuticals, Inc.*	3,900	104,247
Acceleron Pharma, Inc.*	1,500	61,620
Achillion Pharmaceuticals, Inc.*	4,300	11,524
Acorda Therapeutics, Inc.*	1,731	13,277
ADMA Biologics, Inc.*	1,300	5,018
Aduro Biotech, Inc.*	2,800	4,312
Adverum Biotechnologies, Inc.*	1,700	20,213
Affimed NV*	2,600	7,540
Agenus, Inc.*	3,200	9,600
AgeX Therapeutics, Inc.*	310	1,138
Albireo Pharma, Inc.*	300	9,672
Alder Biopharmaceuticals, Inc.*	2,600	30,602

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Aldeyra Therapeutics, Inc.*	400	$2,400
Allakos, Inc.*	600	25,998
Allogene Therapeutics, Inc.*	1,400	37,590
AMAG Pharmaceuticals, Inc.*	956	9,550
AnaptysBio, Inc.*	900	50,778
Anavex Life Sciences Corp.*	1,900	7,410
ANI Pharmaceuticals, Inc.*	300	24,660
Arcus Biosciences, Inc.*	1,200	9,540
Ardelyx, Inc.*	1,400	3,766
Arena Pharmaceuticals, Inc.*	1,750	102,603
ArQule, Inc.*	3,300	36,333
Arrowhead Pharmaceuticals, Inc.*	3,100	82,150
Assembly Biosciences, Inc.*	700	9,443
Atara Biotherapeutics, Inc.*	1,400	28,154
Athersys, Inc.*	3,600	6,048
Audentes Therapeutics, Inc.*	1,500	56,790
Avid Bioservices, Inc.*	1,100	6,160
Avrobio, Inc.*	500	8,130
BioCryst Pharmaceuticals, Inc.*	3,400	12,886
Biohaven Pharmaceutical Holding Co., Ltd.*	1,200	52,548
BioTime, Inc.*	3,100	3,410
Blueprint Medicines Corp.*	1,700	160,361
Calyxt, Inc.*	300	3,744
Cambrex Corp.*	1,167	54,627
CASI Pharmaceuticals, Inc.*	1,600	5,120
CEL-SCI Corp.*	1,100	8,965
Cellular Biomedicine Group, Inc.*	300	4,959
Cerecor, Inc.*	1,000	5,090
ChromaDex Corp.*	800	3,720
Coherus Biosciences, Inc.*	2,200	48,620
Constellation Pharmaceuticals, Inc.*	700	8,596
Cortexyme, Inc.*	100	4,031
Crinetics Pharmaceuticals, Inc.*	300	7,500
Cue Biopharma, Inc.*	700	6,293
Cymabay Therapeutics, Inc.*	2,600	18,616
Cytokinetics, Inc.*	2,000	22,500
CytomX Therapeutics, Inc.*	1,500	16,830
Deciphera Pharmaceuticals, Inc.*	600	13,530
Denali Therapeutics, Inc.*	1,500	31,140
Dermira, Inc.*	1,700	16,252
Dicerna Pharmaceuticals, Inc.*	1,700	26,775
Dynavax Technologies Corp.*	2,320	9,257
Editas Medicine, Inc.*	1,800	44,532
Eidos Therapeutics, Inc.*	600	18,648
Eiger BioPharmaceuticals, Inc.*	900	9,477
Eloxx Pharmaceuticals, Inc.*	800	7,976
Emergent BioSolutions, Inc.*	1,558	75,267
Enzo Biochem, Inc.*	1,800	6,066
Epizyme, Inc.*	2,800	35,140
Evelo Biosciences, Inc.*	700	6,286
EyePoint Pharmaceuticals, Inc.*	3,000	4,890
Fate Therapeutics, Inc.*	1,900	38,570
Five Prime Therapeutics, Inc.*	1,100	6,633
Forty Seven, Inc.*	400	4,240
Geron Corp.*	6,550	9,236
GlycoMimetics, Inc.*	1,300	15,496

	Number of Shares	Value†

Biotechnology — (continued)
Gossamer Bio, Inc.*	700	$15,526
Halozyme Therapeutics, Inc.*	4,989	85,711
Homology Medicines, Inc.*	900	17,613
ImmunoGen, Inc.*	4,863	10,553
Immunomedics, Inc.*	6,136	85,106
Innoviva, Inc.*	2,300	33,488
Inovio Pharmaceuticals, Inc.*	2,500	7,350
Insmed, Inc.*	2,600	66,560
Intellia Therapeutics, Inc.*	1,300	21,281
Intercept Pharmaceuticals, Inc.*	865	68,828
Intrexon Corp.*	2,700	20,682
Iovance Biotherapeutics, Inc.*	4,000	98,080
Karyopharm Therapeutics, Inc.*	1,900	11,381
Kezar Life Sciences, Inc.*	300	2,313
Kiniksa Pharmaceuticals Ltd., Class A*	300	4,062
Krystal Biotech, Inc.*	300	13,245
Kura Oncology, Inc.*	1,100	21,659
Lexicon Pharmaceuticals, Inc.*	1,760	11,070
Ligand Pharmaceuticals, Inc.*	710	81,047
Liquidia Technologies, Inc.*	600	4,686
Logicbio Therapeutics, Inc.*	400	4,720
MacroGenics, Inc.*	1,700	28,849
Magenta Therapeutics, Inc.*	600	8,850
Marker Therapeutics, Inc.*	1,100	8,657
MEI Pharma, Inc.*	2,800	6,552
MeiraGTx Holdings PLC*	500	13,440
Molecular Templates, Inc.*	800	6,352
Momenta Pharmaceuticals, Inc.*	3,282	40,861
Myriad Genetics, Inc.*	2,300	63,894
NeoGenomics, Inc.*	3,100	68,014
Novavax, Inc.*	811	4,752
Omeros Corp.*	1,500	23,535
Pacific Biosciences of California, Inc.*	4,600	27,830
Palatin Technologies, Inc.*	4,900	5,684
Paratek Pharmaceuticals, Inc.*	900	3,591
PDL BioPharma, Inc.*	4,517	14,183
Pfenex, Inc.*	500	3,370
Pieris Pharmaceuticals, Inc.*	1,300	6,110
PolarityTE, Inc.*	300	1,710
Precision BioSciences, Inc.*	400	5,316
Prothena Corp. PLC*	1,400	14,798
PTC Therapeutics, Inc.*	2,000	90,000
Puma Biotechnology, Inc.*	900	11,439
REGENXBIO, Inc.*	1,100	56,507
Repligen Corp.*	1,600	137,520
Replimune Group, Inc.*	500	7,330
resTORbio, Inc.*	600	6,168
Retrophin, Inc.*	1,500	30,135
Rigel Pharmaceuticals, Inc.*	6,090	15,895
RTI Surgical Holdings, Inc.*	2,035	8,649
Rubius Therapeutics, Inc.*	1,300	20,449
Sangamo Therapeutics, Inc.*	3,603	38,804
Savara, Inc.*	1,000	2,370
Scholar Rock Holding Corp.*	600	9,516
Senseonics Holdings, Inc.*	2,500	5,100
Solid Biosciences, Inc.*	400	2,300

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Spark Therapeutics, Inc.*	1,100	$112,618
Spectrum Pharmaceuticals, Inc.*	4,014	34,561
Stemline Therapeutics, Inc.*	1,400	21,448
Strongbridge Biopharma PLC*	1,700	5,542
Syndax Pharmaceuticals, Inc.*	800	7,224
Synlogic, Inc.*	600	5,460
Synthorx, Inc.*	300	4,053
The Medicines Co.*	2,492	90,883
Theravance Biopharma, Inc.*	1,500	24,495
Tocagen, Inc.*	1,000	6,680
Translate Bio, Inc.*	1,100	13,893
TransMedics Group, Inc.*	300	8,079
Twist Bioscience Corp.*	800	23,208
Ultragenyx Pharmaceutical, Inc.*	1,900	120,650
UNITY Biotechnology, Inc.*	900	8,550
Veracyte, Inc.*	1,600	45,616
Vericel Corp.*	1,400	26,446
Viking Therapeutics, Inc.*	2,400	19,920
WaVe Life Sciences Ltd.*	700	18,263
X4 Pharmaceuticals, Inc.*	300	4,524
XBiotech, Inc.*	700	5,159
Y-mAbs Therapeutics, Inc.*	800	18,296
ZIOPHARM Oncology, Inc.*	5,727	33,388

		3,760,842

Building Materials — 1.6%
AAON, Inc.	1,385	69,499
Apogee Enterprises, Inc.	843	36,620
Armstrong Flooring, Inc.*	500	4,925
Boise Cascade Co.	1,400	39,354
Builders FirstSource, Inc.*	3,973	66,985
Caesarstone Ltd.	600	9,018
Comfort Systems USA, Inc.	1,227	62,565
Continental Building Products, Inc.*	1,200	31,884
Cornerstone Building Brands, Inc.*	1,664	9,701
Forterra, Inc.*	900	4,473
Gibraltar Industries, Inc.*	1,101	44,436
Griffon Corp.	1,256	21,252
JELD-WEN Holding, Inc.*	2,300	48,829
Louisiana-Pacific Corp.	4,294	112,589
Masonite International Corp.*	900	47,412
Patrick Industries, Inc.*	775	38,122
PGT Innovations, Inc.*	1,900	31,768
Quanex Building Products Corp.	1,025	19,362
Select Interior Concepts, Inc., Class A*	900	10,575
Simpson Manufacturing Co., Inc.	1,585	105,339
Summit Materials, Inc., Class A*	3,805	73,246
Trex Co., Inc.*	2,024	145,121
Universal Forest Products, Inc.	2,049	77,985
US Concrete, Inc.*	600	29,814

		1,140,874

Chemicals — 2.0%
AdvanSix, Inc.*	1,000	24,430
American Vanguard Corp.	1,078	16,612
Amyris, Inc.*	1,500	5,340
Balchem Corp.	1,105	110,467

	Number of Shares	Value†

Chemicals — (continued)
Codexis, Inc.*	1,700	$31,331
CSW Industrials, Inc.	500	34,075
Ferro Corp.*	2,838	44,840
GCP Applied Technologies, Inc.*	1,900	43,016
H.B. Fuller Co.	1,680	77,952
Hawkins, Inc.	349	15,150
Ingevity Corp.*	1,500	157,755
Innophos Holdings, Inc.	596	17,350
Innospec, Inc.	800	72,992
Intrepid Potash, Inc.*	3,700	12,432
Kraton Corp.*	1,041	32,344
Kronos Worldwide, Inc.	900	13,788
Landec Corp.*	718	6,728
Minerals Technologies, Inc.	1,228	65,710
Oil-Dri Corp of America	97	3,302
OMNOVA Solutions, Inc.*	1,268	7,900
Orion Engineered Carbons S.A.	2,100	44,961
PolyOne Corp.	2,755	86,479
PQ Group Holdings, Inc.*	1,100	17,435
Quaker Chemical Corp.	456	92,513
Rayonier Advanced Materials, Inc.	1,900	12,331
Rogers Corp.*	624	107,690
Sensient Technologies Corp.	1,458	107,134
Stepan Co.	708	65,072
Tronox Holdings PLC, Class A	3,400	43,452

		1,370,581

Coal — 0.3%
Arch Coal, Inc., Class A	600	56,526
CONSOL Energy, Inc.*	900	23,949
Hallador Energy Co.	900	5,067
Peabody Energy Corp.	2,700	65,070
SunCoke Energy, Inc.*	2,341	20,788
Warrior Met Coal, Inc.	1,800	47,016

		218,416

Commercial Services — 5.6%
Aaron’s, Inc.	2,300	141,243
ABM Industries, Inc.	2,239	89,560
Acacia Research Corp.*	1,880	5,565
Adtalem Global Education, Inc.*	1,900	85,595
Alarm.com Holdings, Inc.*	1,300	69,550
American Public Education, Inc.*	555	16,417
AMN Healthcare Services, Inc.*	1,609	87,288
Arlo Technologies, Inc.*	2,433	9,756
ASGN, Inc.*	1,752	106,171
Avis Budget Group, Inc.*	2,200	77,352
B. Riley Financial, Inc.	800	16,688
Barrett Business Services, Inc.	242	19,989
BG Staffing, Inc.	400	7,552
BrightView Holdings, Inc.*	900	16,839
Cardtronics PLC, Class A*	1,363	37,237
Care.com, Inc.*	800	8,784
Career Education Corp.*	2,300	43,861
Carriage Services, Inc.	600	11,406
CBIZ, Inc.*	1,740	34,087
Chegg, Inc.*	4,000	154,360

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Collectors Universe, Inc.	300	$6,618
CorVel Corp.*	362	31,498
CRA International, Inc.	274	10,502
Cross Country Healthcare, Inc.*	1,084	10,168
Deluxe Corp.	1,607	65,341
Emerald Expositions Events, Inc.	700	7,805
Ennis, Inc.	858	17,606
Everi Holdings, Inc.*	2,400	28,632
EVERTEC, Inc.	2,039	66,675
Evo Payments, Inc., Class A*	1,100	34,683
ExlService Holdings, Inc.*	1,100	72,743
Forrester Research, Inc.	375	17,636
Franklin Covey Co.*	397	13,498
FTI Consulting, Inc.*	1,256	105,303
Great Lakes Dredge & Dock Corp.*	1,951	21,539
Green Dot Corp., Class A*	1,642	80,294
Healthcare Services Group, Inc.	2,480	75,194
HealthEquity, Inc.*	2,100	137,340
Heidrick & Struggles International, Inc.	669	20,050
Herc Holdings, Inc.*	800	36,664
Hertz Global Holdings, Inc.*	1,700	3,315
Hertz Global Holdings, Inc.*	1,700	27,132
HMS Holdings Corp.*	3,015	97,656
Huron Consulting Group, Inc.*	728	36,677
I3 Verticals, Inc., Class A*	400	11,780
ICF International, Inc.	648	47,174
Information Services Group, Inc.*	1,600	5,056
Insperity, Inc.	1,339	163,545
International Money Express, Inc.*	500	7,300
James River Group Holdings Ltd.	1,000	46,900
K12, Inc.*	1,252	38,073
Kelly Services, Inc., Class A	1,014	26,557
Kforce, Inc.	686	24,072
Korn/Ferry International	1,890	75,732
Laureate Education, Inc., Class A*	3,200	50,272
LiveRamp Holdings, Inc.*	2,267	109,904
LSC Communications, Inc.	1,300	4,771
Matthews International Corp., Class A	1,005	35,024
MAXIMUS, Inc.	2,188	158,718
McGrath RentCorp	853	53,014
Medifast, Inc.	397	50,935
Monro Inc	1,137	96,986
Multi-Color Corp.	467	23,336
National Research Corp.	387	22,287
Navigant Consulting, Inc.	1,384	32,095
PRGX Global, Inc.*	1,100	7,392
Quad/Graphics, Inc.	1,300	10,283
Rent-A-Center, Inc.*	1,753	46,682
Resources Connection, Inc.	922	14,761
RR Donnelley & Sons Co.	2,700	5,319
SEACOR Marine Holdings, Inc.*	603	9,021
Sotheby’s*	1,141	66,326
SP Plus Corp.*	693	22,128
StarTek, Inc.*	700	5,768
Strategic Education, Inc.	738	131,364
Team, Inc.*	1,183	18,124

	Number of Shares	Value†

Commercial Services — (continued)
The Brink’s Co.	1,710	$138,818
The Hackett Group, Inc.	716	12,022
The Providence Service Corp.*	400	22,936
TriNet Group, Inc.*	1,500	101,700
TrueBlue, Inc.*	1,376	30,355
Vectrus, Inc.*	300	12,168
Viad Corp.	671	44,447
Weight Watchers International, Inc.*	1,700	32,470
Willdan Group, Inc.*	300	11,175

		3,890,659

Computers — 2.4%
3D Systems Corp.*	3,600	32,760
A10 Networks, Inc.*	2,000	13,640
Agilysys, Inc.*	476	10,220
Carbon Black, Inc.*	2,000	33,440
Carbonite, Inc.*	1,100	28,644
Conduent, Inc.*	6,100	58,499
Cray, Inc.*	1,399	48,713
Diebold Nixdorf, Inc.*	2,400	21,984
Digimarc Corp.*	400	17,756
Electronics For Imaging, Inc.*	1,424	52,560
ForeScout Technologies, Inc.*	1,400	47,404
Immersion Corp.*	842	6,408
Insight Enterprises, Inc.*	1,243	72,343
LivePerson, Inc.*	2,025	56,781
Lumentum Holdings, Inc.*	2,613	139,560
Mercury Systems, Inc.*	1,836	129,163
Mitek Systems, Inc.*	1,400	13,916
MTS Systems Corp.	560	32,777
NetScout Systems, Inc.*	2,565	65,125
OneSpan, Inc.*	1,028	14,567
PAR Technology Corp.*	300	8,460
Parsons Corp.*	700	25,802
Perspecta, Inc.	4,800	112,368
PlayAGS, Inc.*	800	15,560
Presidio, Inc.	1,400	19,138
Qualys, Inc.*	1,200	104,496
Rimini Street, Inc.*	900	4,743
Science Applications International Corp.	2,015	174,418
Stratasys Ltd.*	1,800	52,866
Sykes Enterprises, Inc.*	1,336	36,686
Tenable Holdings, Inc.*	1,300	37,102
TTEC Holdings, Inc.	507	23,621
Unisys Corp.*	1,624	15,785
USA Technologies, Inc.*	1,800	13,374
Varonis Systems, Inc.*	1,000	61,940
Virtusa Corp.*	989	43,941
Vocera Communications, Inc.*	1,100	35,112

		1,681,672

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co.*	1,800	48,510
elf Beauty, Inc.*	800	11,280
Inter Parfums, Inc.	624	41,490
Revlon, Inc., Class A*	270	5,219

		106,499

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — 0.6%
Beacon Roofing Supply, Inc.*	2,281	$83,758
BlueLinx Holdings, Inc.*	300	5,943
Core-Mark Holding Co., Inc.	1,564	62,122
EVI Industries, Inc.	200	7,654
Fossil Group, Inc.*	1,700	19,550
H&E Equipment Services, Inc.	1,159	33,715
Owens & Minor, Inc.	2,276	7,283
ScanSource, Inc.*	881	28,686
SiteOne Landscape Supply, Inc.*	1,400	97,020
Titan Machinery, Inc.*	523	10,763
Triton International Ltd.	1,993	65,291
Veritiv Corp.*	500	9,710

		431,495

Diversified Financial Services — 1.9%
Aircastle Ltd.	1,676	35,632
Altisource Portfolio Solutions SA*	300	5,898
Ares Management Corp., Class A	2,300	61,985
Artisan Partners Asset Management, Inc., Class A	1,700	46,784
Cohen & Steers, Inc.	717	36,882
Cowen, Inc., Class A*	947	16,279
Curo Group Holdings Corp.*	400	4,420
Diamond Hill Investment Group, Inc.	107	15,164
Elevate Credit, Inc.*	1,100	4,532
Encore Capital Group, Inc.*	1,097	37,155
Enova International, Inc.*	1,229	28,328
Federal Agricultural Mortgage Corp., Class C	300	21,798
Federated Investors, Inc., Class B	3,300	107,250
Focus Financial Partners, Inc., Class A*	1,100	30,041
GAIN Capital Holdings, Inc.	800	3,304
GAMCO Investors, Inc., Class A	215	4,122
Greenhill & Co., Inc.	500	6,795
Hamilton Lane, Inc., Class A	800	45,648
Houlihan Lokey, Inc.	1,100	48,983
INTL. FCStone, Inc.*	593	23,477
Ladenburg Thalmann Financial Services, Inc.	4,000	13,720
LendingClub Corp.*	11,800	38,704
Marlin Business Services Corp.	200	4,986
Mma Capital Holdings, Inc.*	200	6,660
Moelis & Co., Class A	1,700	59,415
Mr. Cooper Group, Inc.*	2,792	22,364
Nelnet, Inc., Class A	599	35,473
Och-Ziff Capital Management Group, Inc., Class A	600	14,082
Ocwen Financial Corp.*	3,800	7,866
On Deck Capital, Inc.*	2,200	9,130
Oppenheimer Holdings, Inc., Class A	238	6,478
PennyMac Financial Services, Inc.	900	19,962
Piper Jaffray Cos.	487	36,170
PJT Partners, Inc., Class A	800	32,416
PRA Group, Inc.*	1,448	40,747
Pzena Investment Management, Inc., Class A	830	7,130
R1 RCM, Inc.*	3,600	45,288
Regional Management Corp.*	300	7,911

	Number of Shares	Value†

Diversified Financial Services — (continued)
Silvercrest Asset Management Group, Inc., Class A	400	$5,612
Stifel Financial Corp.	2,306	136,192
Teton Advisors, Inc., Class A	2	103
Virtus Investment Partners, Inc.	240	25,776
Waddell & Reed Financial, Inc., Class A	2,400	40,008
WageWorks, Inc.*	1,400	71,106
Westwood Holdings Group, Inc.	311	10,947
WisdomTree Investments, Inc.	4,800	29,616
World Acceptance Corp.*	262	42,997

		1,355,336

Electric — 1.9%
ALLETE, Inc.	1,751	145,701
Ameresco, Inc., Class A*	600	8,838
Atlantic Power Corp.*	4,127	9,987
Avista Corp.	2,239	99,859
Black Hills Corp.	2,048	160,092
Clearway Energy, Inc., Class A	1,100	17,798
Clearway Energy, Inc., Class C	2,400	40,464
El Paso Electric Co.	1,377	90,056
Genie Energy Ltd., Class B	600	6,840
MGE Energy, Inc.	1,242	90,765
NorthWestern Corp.	1,780	128,427
Ormat Technologies, Inc.	1,400	88,746
Otter Tail Corp.	1,292	68,231
PNM Resources, Inc.	2,710	137,966
Portland General Electric Co.	3,056	165,544
Spark Energy, Inc., Class A	400	4,476
Unitil Corp.	463	27,729

		1,291,519

Electrical Components & Equipment — 0.9%
Advanced Energy Industries, Inc.*	1,293	72,757
American Superconductor Corp.*	900	8,595
Belden, Inc.	1,355	80,717
Encore Wire Corp.	671	39,307
Energous Corp.*	700	3,059
EnerSys	1,523	104,326
Generac Holdings, Inc.*	2,049	142,221
Graham Corp.	266	5,376
Insteel Industries, Inc.	691	14,387
nLight, Inc.*	1,200	23,040
Novanta, Inc.*	1,200	113,160
Powell Industries, Inc.	229	8,702
SunPower Corp.*	2,300	24,587
Vicor Corp.*	622	19,313

		659,547

Electronics — 2.0%
Akoustis Technologies, Inc.*	1,100	6,501
Allied Motion Technologies, Inc.	200	7,580
Applied Optoelectronics, Inc.*	700	7,196
AVX Corp.	1,600	26,560
Badger Meter, Inc.	1,018	60,764
Bel Fuse, Inc., Class B	269	4,619
Benchmark Electronics, Inc.	1,413	35,495
Brady Corp., Class A	1,657	81,723

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Control4 Corp.*	1,000	$23,750
ESCO Technologies, Inc.	834	68,905
FARO Technologies, Inc.*	620	32,600
Fitbit, Inc., Class A*	7,100	31,240
Fluidigm Corp.*	2,500	30,800
GoPro, Inc., Class A*	3,700	20,202
II-VI, Inc.*	2,156	78,823
IMAX Corp.*	1,800	36,360
IntriCon Corp.*	200	4,672
Iteris, Inc.*	1,200	6,204
Itron, Inc.*	1,200	75,084
KEMET Corp.	1,900	35,739
Kimball Electronics, Inc.*	933	15,152
Mesa Laboratories, Inc.	122	29,809
Methode Electronics, Inc.	1,160	33,141
Napco Security Technologies, Inc.*	300	8,904
NVE Corp.	209	14,553
OSI Systems, Inc.*	557	62,735
Park Electrochemical Corp.	533	8,896
Plexus Corp.*	1,003	58,545
Sanmina Corp.*	2,326	70,431
ShotSpotter, Inc.*	300	13,260
Stoneridge, Inc.*	873	27,543
Tech Data Corp.*	1,271	132,947
Transcat, Inc.*	300	7,800
TTM Technologies, Inc.*	3,129	31,916
Vishay Intertechnology, Inc.	4,500	74,340
Vishay Precision Group, Inc.*	300	12,189
Watts Water Technologies, Inc., Class A	917	85,446
ZAGG, Inc.*	900	6,264

		1,368,688

Energy-Alternate Sources — 0.5%
Clean Energy Fuels Corp.*	4,200	11,214
Enphase Energy, Inc.*	3,200	58,336
FutureFuel Corp.	1,100	12,859
Green Plains, Inc.	1,467	15,814
Pattern Energy Group, Inc., Class A	3,100	71,579
Plug Power, Inc.*	6,800	15,300
Renewable Energy Group, Inc.*	1,200	19,032
REX American Resources Corp.*	192	13,997
Sunrun, Inc.*	3,900	73,164
TerraForm Power, Inc., Class A	2,279	32,590
TPI Composites, Inc.*	1,000	24,720
Vivint Solar, Inc.*	1,700	12,410

		361,015

Engineering & Construction — 1.4%
Aegion Corp.*	1,255	23,092
Arcosa, Inc.	1,700	64,396
Argan, Inc.	536	21,740
Construction Partners, Inc., Class A*	500	7,475
Dycom Industries, Inc.*	1,053	61,990
EMCOR Group, Inc.	1,963	172,940
Exponent, Inc.	1,780	104,201
Granite Construction, Inc.	1,533	73,860
IES Holdings, Inc.*	400	7,540

	Number of Shares	Value†

Engineering & Construction — (continued)
KBR, Inc.	4,800	$119,712
MasTec, Inc.*	2,164	111,511
Mistras Group, Inc.*	800	11,496
MYR Group, Inc.*	483	18,040
NV5 Global, Inc.*	400	32,560
Sterling Construction Co.*	1,000	13,420
TopBuild Corp.*	1,200	99,312
Tutor Perini Corp.*	1,397	19,377
VSE Corp.	308	8,837
WillScot Corp.*	1,900	28,576

		1,000,075

Entertainment — 1.0%
AMC Entertainment Holdings, Inc., Class A	1,655	15,441
Churchill Downs, Inc.	1,202	138,314
Eldorado Resorts, Inc.*	2,200	101,354
Eros International PLC*	1,200	1,620
Golden Entertainment, Inc.*	800	11,200
International Speedway Corp., Class A	758	34,027
Marriott Vacations Worldwide Corp.	1,479	142,576
National CineMedia, Inc.	2,374	15,573
Penn National Gaming, Inc.*	3,732	71,878
RCI Hospitality Holdings, Inc.	400	7,004
Reading International, Inc., Class A*	700	9,086
Red Rock Resorts, Inc., Class A	2,300	49,404
Scientific Games Corp.*	1,900	37,658
SeaWorld Entertainment, Inc.*	1,800	55,800
Speedway Motorsports, Inc.	316	5,862
Twin River Worldwide Holdings, Inc.	800	23,352

		720,149

Environmental Control — 0.9%
Advanced Disposal Services, Inc.*	2,400	76,584
Advanced Emissions Solutions, Inc.	800	10,112
AquaVenture Holdings Ltd.*	400	7,988
Casella Waste Systems, Inc., Class A*	1,500	59,445
CECO Environmental Corp.*	1,309	12,553
Covanta Holding Corp.	4,000	71,640
Energy Recovery, Inc.*	1,500	15,630
Evoqua Water Technologies Corp.*	2,700	38,448
Heritage-Crystal Clean, Inc.*	600	15,786
MSA Safety, Inc.	1,221	128,681
NRC Group Holdings Corp.*	500	5,585
Pure Cycle Corp.*	400	4,240
Tetra Tech, Inc.	1,864	146,417
U.S. Ecology, Inc.	742	44,179

		637,288

Food — 1.4%
B&G Foods, Inc.	2,172	45,178
Cal-Maine Foods, Inc.	1,046	43,639
Calavo Growers, Inc.	551	53,304
Darling Ingredients, Inc.*	5,567	110,728
Dean Foods Co.	3,700	3,418
Fresh Del Monte Produce, Inc.	1,016	27,381
HF Foods Group, Inc.*	300	7,215
Hostess Brands, Inc.*	3,300	47,652
Ingles Markets, Inc., Class A	404	12,576

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
J&J Snack Foods Corp.	509	$81,924
John B Sanfilippo & Son, Inc.	300	23,907
Lancaster Colony Corp.	642	95,401
Performance Food Group Co.*	3,600	144,108
Sanderson Farms, Inc.	672	91,768
Seneca Foods Corp., Class A*	211	5,872
SpartanNash Co.	1,130	13,187
The Chefs’ Warehouse, Inc.*	750	26,302
The Simply Good Foods Co.*	2,500	60,200
Tootsie Roll Industries, Inc.	519	19,167
United Natural Foods, Inc.*	1,900	17,043
Village Super Market, Inc., Class A	268	7,105
Weis Markets, Inc.	366	13,326

		950,401

Forest Products & Paper — 0.2%
Clearwater Paper Corp.*	678	12,536
Neenah, Inc.	574	38,774
P.H. Glatfelter Co.	1,359	22,940
Schweitzer-Mauduit International, Inc.	976	32,383
Verso Corp., Class A*	1,300	24,765

		131,398

Gas — 1.2%
Chesapeake Utilities Corp.	535	50,836
New Jersey Resources Corp.	3,064	152,495
Northwest Natural Holding Co.	950	66,025
ONE Gas, Inc.	1,800	162,540
RGC Resources, Inc.	200	6,104
South Jersey Industries, Inc.	3,180	107,261
Southwest Gas Holdings, Inc.	1,886	169,023
Spire, Inc.	1,756	147,364

		861,648

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,570	74,575
Kennametal, Inc.	2,800	103,572
Luxfer Holdings PLC	1,000	25,330
Milacron Holdings Corp.*	2,500	34,500

		237,977

Healthcare Products — 4.1%
Accelerate Diagnostics, Inc.*	951	21,759
Accuray, Inc.*	2,738	10,596
Alphatec Holdings, Inc.*	1,300	6,045
AngioDynamics, Inc.*	1,158	22,801
Apyx Medical Corp.*	1,400	9,744
AtriCure, Inc.*	1,200	35,808
Atrion Corp.	51	43,490
Avanos Medical, Inc.*	1,600	69,776
Avedro, Inc.*	200	3,926
Axogen, Inc.*	1,200	23,760
Axonics Modulation Technologies, Inc.*	600	24,582
BioLife Solutions, Inc.*	300	5,013
BioSig Technologies, Inc.*	700	6,097
BioTelemetry, Inc.*	1,100	52,965
Cardiovascular Systems, Inc.*	1,100	47,223
CareDx, Inc.*	1,400	50,386

	Number of Shares	Value†

Healthcare Products — (continued)
Celcuity, Inc.*	300	$7,500
Cerus Corp.*	5,000	28,100
Conformis, Inc.*	2,500	10,250
CONMED Corp.	903	77,270
Corindus Vascular Robotics, Inc.*	3,600	10,620
CryoLife, Inc.*	1,199	35,886
Cutera, Inc.*	500	10,390
CytoSorbents Corp.*	1,100	7,271
GenMark Diagnostics, Inc.*	1,700	11,033
Genomic Health, Inc.*	909	52,877
Glaukos Corp.*	1,239	93,421
Globus Medical, Inc., Class A*	2,600	109,980
Haemonetics Corp.*	1,746	210,114
Hanger, Inc.*	1,300	22,178
Inogen, Inc.*	600	40,056
Inspire Medical Systems, Inc.*	500	30,325
Integer Holdings Corp.*	1,093	91,725
Intersect ENT, Inc.*	1,100	25,036
Invacare Corp.	1,190	6,176
iRhythm Technologies, Inc.*	900	71,172
Lantheus Holdings, Inc.*	1,200	33,960
LeMaitre Vascular, Inc.	500	13,990
LivaNova PLC*	1,700	122,332
Luminex Corp.	1,353	27,926
Meridian Bioscience, Inc.	1,360	16,157
Merit Medical Systems, Inc.*	1,875	111,675
Misonix, Inc.*	300	7,623
NanoString Technologies, Inc.*	1,200	36,420
Natus Medical, Inc.*	1,175	30,186
Nevro Corp.*	1,000	64,830
Novocure Ltd.*	2,900	183,367
NuVasive, Inc.*	1,806	105,723
Ocular Therapeutix, Inc.*	700	3,080
OPKO Health, Inc.*	12,301	30,014
OraSure Technologies, Inc.*	2,201	20,425
Orthofix Medical, Inc.*	571	30,194
OrthoPediatrics Corp.*	300	11,700
Patterson Cos., Inc.	2,800	64,120
Pulse Biosciences, Inc.*	400	5,280
Quanterix Corp.*	400	13,516
Quidel Corp.*	1,251	74,209
Rockwell Medical, Inc.*	1,800	5,418
SeaSpine Holdings Corp.*	600	7,950
Shockwave Medical, Inc.*	300	16,263
Sientra, Inc.*	1,000	6,160
Silk Road Medical, Inc.*	300	14,538
STAAR Surgical Co.*	1,500	44,070
Surmodics, Inc.*	473	20,419
Tactile Systems Technology, Inc.*	600	34,152
Tandem Diabetes Care, Inc.*	1,900	122,588
TransEnterix, Inc.*	6,000	8,160
Utah Medical Products, Inc.	100	9,570
Varex Imaging Corp.*	1,300	39,845
ViewRay, Inc.*	2,200	19,382
Wright Medical Group N.V.*	4,404	131,327

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Zynex, Inc.	700	$6,538

		2,878,458

Healthcare Services — 1.9%
Addus HomeCare Corp.*	400	29,980
Amedisys, Inc.*	1,106	134,279
American Renal Associates Holdings, Inc.*	400	2,976
Apollo Medical Holdings, Inc.*	100	1,671
Brookdale Senior Living, Inc.*	6,200	44,702
Catasys, Inc.*	300	5,679
Community Health Systems, Inc.*	3,600	9,612
Evolus, Inc.*	300	4,386
Genesis Healthcare, Inc.*	1,861	2,308
Invitae Corp.*	3,000	70,500
LHC Group, Inc.*	1,043	124,722
Magellan Health, Inc.*	841	62,427
Medpace Holdings, Inc.*	1,000	65,420
Natera, Inc.*	2,000	55,160
National HealthCare Corp.	406	32,947
Neuronetics, Inc.*	400	5,004
RadNet, Inc.*	1,500	20,685
Select Medical Holdings Corp.*	3,600	57,132
SI-BONE, Inc.*	400	8,136
Surgery Partners, Inc.*	700	5,698
Syneos Health, Inc.*	2,100	107,289
Teladoc Health, Inc.*	2,500	166,025
Tenet Healthcare Corp.*	3,600	74,376
The Ensign Group, Inc.	1,680	95,626
The Joint Corp.*	500	9,480
Tivity Health, Inc.*	1,689	27,767
Triple-S Management Corp., Class B*	791	18,865
U.S. Physical Therapy, Inc.	491	60,182
Vapotherm, Inc.*	200	4,400

		1,307,434

Holding Companies — 0.1%
GTY Technology Holdings, Inc.*	1,200	8,388
National Bank Holdings Corp., Class A	1,000	36,300
Tiptree, Inc.	1,100	6,930

		51,618

Home Builders — 1.0%
Beazer Homes USA, Inc.*	924	8,880
Cavco Industries, Inc.*	301	47,419
Century Communities, Inc.*	800	21,264
Foundation Building Materials, Inc.*	500	8,890
Green Brick Partners, Inc.*	1,100	9,141
Installed Building Products, Inc.*	800	47,376
KB Home	2,900	74,617
LGI Homes, Inc.*	700	50,001
M/I Homes, Inc.*	836	23,859
MDC Holdings, Inc.	1,637	53,661
Meritage Homes Corp.*	1,290	66,229
Skyline Corp.*	1,800	49,284
Tailored Brands, Inc.	1,956	11,286
Taylor Morrison Home Corp., Class A*	3,900	81,744
TRI Pointe Group, Inc.*	4,800	57,456
William Lyon Homes, Class A*	1,000	18,230

	Number of Shares	Value†

Home Builders — (continued)
Winnebago Industries, Inc.	1,122	$43,365

		672,702

Home Furnishings — 0.5%
American Woodmark Corp.*	569	48,149
Bassett Furniture Industries, Inc.	300	4,575
Daktronics, Inc.	1,209	7,459
Ethan Allen Interiors, Inc.	928	19,544
Flexsteel Industries, Inc.	200	3,412
Hamilton Beach Brands Holding Co., Class A	144	2,743
Hooker Furniture Corp.	300	6,186
iRobot Corp.*	919	84,217
Kimball International, Inc., Class B	1,244	21,683
La-Z-Boy, Inc.	1,562	47,891
Sleep Number Corp.*	1,172	47,337
Sonos, Inc.*	2,500	28,350
Universal Electronics, Inc.*	400	16,408

		337,954

Household Products & Wares — 0.4%
ACCO Brands Corp.	3,393	26,703
Central Garden & Pet Co.*	300	8,085
Central Garden & Pet Co., Class A*	1,402	34,545
Helen of Troy Ltd.*	854	111,524
Tupperware Brands Corp.	1,600	30,448
WD-40 Co.	463	73,635

		284,940

Housewares — 0.0%
Lifetime Brands, Inc.	400	3,784

Insurance — 2.9%
Ambac Financial Group, Inc.*	1,700	28,645
American Equity Investment Life Holding Co.	3,076	83,544
AMERISAFE, Inc.	608	38,772
Argo Group International Holdings Ltd.	1,132	83,825
Citizens, Inc.*	1,466	10,702
CNO Financial Group, Inc.	5,593	93,291
Crawford & Co., Class A	700	7,077
Donegal Group, Inc., Class A	283	4,321
eHealth, Inc.*	820	70,602
EMC Insurance Group, Inc.	250	9,007
Employers Holdings, Inc.	1,082	45,736
Enstar Group Ltd.*	407	70,932
Essent Group Ltd.*	3,300	155,067
FBL Financial Group, Inc., Class A	327	20,863
FedNat Holding Co.	500	7,135
FGL Holdings	4,600	38,640
Genworth Financial, Inc., Class A*	17,000	63,070
Global Indemnity Ltd.	283	8,762
Goosehead Insurance, Inc., Class A	400	19,120
Greenlight Capital Re Ltd., Class A*	1,128	9,577
Hallmark Financial Services, Inc.*	255	3,629
HCI Group, Inc.	300	12,141
Health Insurance Innovations, Inc., Class A*	400	10,368
Heritage Insurance Holdings, Inc.	800	12,328

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Hilltop Holdings, Inc.	2,383	$50,686
Horace Mann Educators Corp.	1,380	55,600
Independence Holding Co.	100	3,872
Investors Title Co.	39	6,513
Kinsale Capital Group, Inc.	700	64,036
MBIA, Inc.*	3,300	30,723
National General Holdings Corp.	2,200	50,468
National Western Life Group, Inc., Class A	74	19,018
NI Holdings, Inc.*	200	3,522
NMI Holdings, Inc., Class A*	2,300	65,297
Palomar Holdings, Inc.*	300	7,218
ProAssurance Corp.	1,800	64,998
Protective Insurance Corp., Class B	325	5,645
Radian Group, Inc.	7,203	164,588
RLI Corp.	1,422	121,880
Safety Insurance Group, Inc.	482	45,853
Selective Insurance Group, Inc.	1,975	147,908
State Auto Financial Corp.	676	23,660
Stewart Information Services Corp.	808	32,716
Third Point Reinsurance Ltd.*	2,400	24,768
Trupanion, Inc.*	900	32,517
United Fire Group, Inc.	680	32,953
United Insurance Holdings Corp.	800	11,408
Universal Insurance Holdings, Inc.	1,051	29,323
Watford Holdings Ltd.*	700	18,795

		2,021,119

Internet — 2.1%
1-800-Flowers.com, Inc., Class A*	1,037	19,579
Blucora, Inc.*	1,596	48,471
Boingo Wireless, Inc.*	1,400	25,158
Box, Inc., Class A*	5,000	88,050
Brightcove, Inc.*	1,200	12,396
Cardlytics, Inc.*	500	12,990
Cargurus, Inc.*	2,600	93,886
Cars.com, Inc.*	2,300	45,356
ChannelAdvisor Corp.*	900	7,884
Cogent Communications Holdings, Inc.	1,419	84,232
comScore, Inc.*	1,900	10,507
DHI Group, Inc.*	2,100	8,211
eGain Corp.*	900	7,326
Endurance International Group Holdings, Inc.*	2,700	12,960
ePlus, Inc.*	430	29,644
Eventbrite, Inc., Class A*	1,300	21,580
EverQuote, Inc., Class A*	400	5,476
Groupon, Inc.*	15,000	53,700
HealthStream, Inc.*	900	23,274
Leaf Group Ltd.*	900	6,669
Liberty Expedia Holdings, Inc., Class A*	1,800	86,022
Limelight Networks, Inc.*	3,372	9,104
Liquidity Services, Inc.*	1,035	6,303
LiveXLive Media, Inc.*	1,500	6,225
New Media Investment Group, Inc.	2,300	21,712
NIC, Inc.	2,129	34,149
OptimizeRx Corp.*	500	8,035
Overstock.com, Inc.*	871	11,846

	Number of Shares	Value†

Internet — (continued)
Perficient, Inc.*	1,145	$39,296
Q2 Holdings, Inc.*	1,400	106,904
QuinStreet, Inc.*	1,615	25,598
Quotient Technology, Inc.*	2,700	28,998
Rapid7, Inc.*	1,700	98,328
Safeguard Scientifics, Inc.*	850	10,260
Shutterfly, Inc.*	1,190	60,154
Shutterstock, Inc.	600	23,514
Stamps.com, Inc.*	562	25,442
Stitch Fix, Inc.*	1,500	47,100
TechTarget, Inc.*	800	17,000
The Meet Group, Inc.*	2,900	10,092
The Rubicon Project, Inc.*	1,900	12,388
TrueCar, Inc.*	3,500	19,110
Tucows, Inc., Class A*	300	18,306
Upwork, Inc.*	2,000	32,160
VirnetX Holding Corp.*	1,583	9,830
Yelp, Inc.*	2,800	95,704
Zix Corp.*	1,848	16,798

		1,497,727

Investment Companies — 0.2%
Altus Midstream Co., Class A*	2,100	8,232
Arlington Asset Investment Corp., Class A	900	6,192
BrightSphere Investment Group PLC	2,500	28,525
Cannae Holdings, Inc.*	2,300	66,654
Columbia Financial, Inc.*	1,600	24,160
Ellington Financial, Inc.	1,000	17,950
Medallion Financial Corp.*	900	5,859
PDL Community Bancorp*	400	5,716
Rafael Holdings, Inc., Class B*	400	9,816

		173,104

Iron & Steel — 0.6%
AK Steel Holding Corp.*	9,700	22,989
Allegheny Technologies, Inc.*	4,300	108,360
Carpenter Technology Corp.	1,600	76,768
Cleveland-Cliffs, Inc.	10,000	106,700
Commercial Metals Co.	3,900	69,615
Ryerson Holding Corp.*	800	6,664
Schnitzer Steel Industries, Inc., Class A	900	23,553
TimkenSteel Corp.*	1,400	11,382

		426,031

Leisure Time — 0.7%
Acushnet Holdings Corp.	1,100	28,886
Callaway Golf Co.	3,146	53,985
Camping World Holdings, Inc., Class A	1,200	14,904
Clarus Corp.	700	10,108
Drive Shack, Inc.*	2,400	11,256
Escalade, Inc.	600	6,882
Fox Factory Holding Corp.*	1,300	107,263
Johnson Outdoors, Inc., Class A	200	14,914
LCI Industries	891	80,190
Liberty TripAdvisor Holdings, Inc., Class A*	2,400	29,760
Lindblad Expeditions Holdings, Inc.*	700	12,565
Malibu Boats, Inc., Class A*	700	27,195
Marine Products Corp.	88	1,359

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — (continued)
MasterCraft Boat Holdings, Inc.*	500	$9,795
OneSpaWorld Holdings Ltd.*	1,600	24,800
Vista Outdoor, Inc.*	2,200	19,536
YETI Holdings, Inc.*	1,000	28,950

		482,348

Lodging — 0.2%
BBX Capital Corp.	2,500	12,275
Bluegreen Vacations Corp.	400	4,676
Boyd Gaming Corp.	2,766	74,516
Century Casinos, Inc.*	1,100	10,670
Monarch Casino & Resort, Inc.*	385	16,455
Red Lion Hotels Corp.*	800	5,688
Target Hospitality Corp.*	1,300	12,350
The Marcus Corp.	833	27,456

		164,086

Machinery — Construction & Mining — 0.2%
Astec Industries, Inc.	798	25,983
Bloom Energy Corp., Class A*	2,000	25,260
Hyster-Yale Materials Handling, Inc.	344	19,009
Terex Corp.	2,200	69,080

		139,332

Machinery — Diversified — 1.1%
Alamo Group, Inc.	317	31,678
Albany International Corp., Class A	1,032	85,563
Applied Industrial Technologies, Inc.	1,282	78,881
Briggs & Stratton Corp.	1,636	16,753
Cactus, Inc., Class A*	1,700	56,304
Chart Industries, Inc.*	1,177	90,488
Columbus McKinnon Corp.	785	32,946
DXP Enterprises, Inc.*	522	19,779
Gencor Industries, Inc.*	500	6,500
Hurco Cos., Inc.	200	7,112
Ichor Holdings Ltd.*	800	18,912
Kadant, Inc.	399	36,233
Lindsay Corp.	355	29,185
NACCO Industries, Inc., Class A	122	6,337
SPX FLOW, Inc.*	1,400	58,604
Tennant Co.	636	38,923
The Gorman-Rupp Co.	551	18,089
The Manitowoc Co., Inc.*	1,325	23,585
Twin Disc, Inc.*	400	6,040
Welbilt, Inc.*	4,500	75,150

		737,062

Media — 0.8%
Central European Media Enterprises Ltd., Class A*	3,100	13,516
Cumulus Media, Inc., Class A*	600	11,088
Daily Journal Corp.*	41	9,758
Entercom Communications Corp., Class A	4,100	23,780
Entravision Communications Corp., Class A	2,800	8,736
Gannett Co., Inc.	3,600	29,376
Gray Television, Inc.*	3,200	52,448
Hemisphere Media Group, Inc.*	400	5,168

	Number of Shares	Value†

Media — (continued)
Houghton Mifflin Harcourt Co.*	3,900	$22,464
Lee Enterprises, Inc.*	2,400	5,376
Liberty Media Corp.-Liberty Braves, Class A*	300	8,340
Liberty Media Corp.-Liberty Braves, Class C*	1,300	36,361
Meredith Corp.	1,400	77,084
MSG Networks, Inc., Class A*	2,000	41,480
Saga Communications, Inc., Class A	133	4,155
Scholastic Corp.	956	31,777
TEGNA, Inc.	7,400	112,110
The E.W. Scripps Co., Class A	1,929	29,494
TiVo Corp.	4,023	29,650
Tribune Publishing Co.	700	5,579
WideOpenWest, Inc.*	800	5,808

		563,548

Metal Fabricate/Hardware — 1.0%
Advanced Drainage Systems, Inc.	1,300	42,627
Atkore International Group, Inc.*	1,600	41,392
CIRCOR International, Inc.*	735	33,810
Global Brass & Copper Holdings, Inc.	700	30,611
Haynes International, Inc.	364	11,579
Helios Technologies, Inc.	959	44,507
L.B. Foster Co., Class A*	400	10,936
Lawson Products, Inc.*	200	7,346
Mueller Industries, Inc.	1,888	55,262
Mueller Water Products, Inc., Class A	5,192	50,985
NN, Inc.	1,600	15,616
Northwest Pipe Co.*	300	7,734
Olympic Steel, Inc.	231	3,153
Omega Flex, Inc.	59	4,532
RBC Bearings, Inc.*	814	135,783
Rexnord Corp.*	3,600	108,792
The Eastern Co.	100	2,802
TriMas Corp.*	1,495	46,300
Worthington Industries, Inc.	1,384	55,720

		709,487

Mining — 0.6%
Century Aluminum Co.*	1,754	12,120
Coeur Mining, Inc.*	6,928	30,068
Compass Minerals International, Inc.	1,200	65,940
Contura Energy, Inc.*	700	34,118
Covia Holdings, Corp.*	1,220	2,391
Energy Fuels, Inc.*	2,800	8,764
Ferroglobe Representation & Warranty Insurance Trust Units*	2,414	0
Gold Resource Corp.	2,400	8,112
Hecla Mining Co.	15,191	27,344
Kaiser Aluminum Corp.	516	50,367
Livent Corp.*	5,000	34,600
Materion Corp.	657	44,551
Novagold Resources, Inc.*	8,200	47,642
Ring Energy, Inc.*	2,400	7,800
Smart Sand, Inc.*	700	1,708
United States Lime & Minerals, Inc.	29	2,320
Uranium Energy Corp.*	5,300	7,261

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
US Silica Holdings, Inc.	2,600	$33,254

		418,360

Miscellaneous Manufacturing — 1.6%
Actuant Corp., Class A	2,006	49,769
American Outdoor Brands Corp.*	1,579	14,227
AZZ, Inc.	876	40,314
Barnes Group, Inc.	1,665	93,806
Chase Corp.	300	32,292
EnPro Industries, Inc.	717	45,773
Fabrinet*	1,200	59,604
Federal Signal Corp.	2,043	54,650
GP Strategies Corp.*	400	6,032
Harsco Corp.*	2,700	74,088
Hillenbrand, Inc.	2,174	86,025
John Bean Technologies Corp.	1,129	136,756
Koppers Holdings, Inc.*	620	18,203
LSB Industries, Inc.*	749	2,921
Lydall, Inc.*	600	12,120
Movado Group, Inc.	460	12,420
Myers Industries, Inc.	1,125	21,679
NL Industries, Inc.*	90	329
Park-Ohio Holdings Corp.	200	6,518
Proto Labs, Inc.*	922	106,970
Raven Industries, Inc.	1,246	44,706
SPX Corp.*	1,400	46,228
Standex International Corp.	400	29,256
Sturm Ruger & Co., Inc.	519	28,275
Synalloy Corp.	400	6,248
Tredegar Corp.	761	12,648
Trinseo SA	1,400	59,276

		1,101,133

Office & Business Equipment — 0.0%
AstroNova, Inc.	300	7,800
Pitney Bowes, Inc.	6,300	26,964

		34,764

Office Furnishings — 0.4%
Herman Miller, Inc.	2,032	90,831
HNI Corp.	1,443	51,053
Interface, Inc.	1,995	30,583
Knoll, Inc.	1,553	35,688
Steelcase, Inc., Class A	3,031	51,830

		259,985

Oil & Gas — 2.0%
Abraxas Petroleum Corp.*	4,100	4,223
Berry Petroleum Corp.	2,100	22,260
Bonanza Creek Energy, Inc.*	500	10,440
Brigham Minerals, Inc., Class A*	600	12,876
California Resources Corp.*	1,700	33,456
Callon Petroleum Co.*	7,700	50,743
Carrizo Oil & Gas, Inc.*	2,765	27,705
Chaparral Energy, Inc., Class A*	1,400	6,580
CNX Resources Corp.*	6,900	47,403
Cobalt International Energy, Inc.*	1	0
CVR Energy, Inc.	1,000	49,990

	Number of Shares	Value†

Oil & Gas — (continued)
Delek US Holdings, Inc.	2,779	$112,605
Denbury Resources, Inc.*	16,800	20,832
Diamond Offshore Drilling, Inc.*	2,000	17,740
DMC Global, Inc.	500	31,675
Earthstone Energy, Inc., Class A*	700	4,284
Evolution Petroleum Corp.	1,200	8,580
Extraction Oil & Gas, Inc.*	3,700	15,614
Falcon Minerals Corp.*	1,500	12,600
Goodrich Petroleum Corp.*	500	6,495
Gulfport Energy Corp.*	5,800	28,478
HighPoint Resources Corp.*	3,725	6,780
Isramco, Inc.*	21	2,489
Jagged Peak Energy, Inc.*	2,200	18,194
Laredo Petroleum, Inc.*	5,900	17,110
Magnolia Oil & Gas Corp., Class A*	3,600	40,932
Matador Resources Co.*	3,900	77,532
Midstates Petroleum Co., Inc.*	293	1,726
Montage Resources Corp.*	993	6,057
Murphy USA, Inc.*	1,020	85,711
Nabors Industries Ltd.	12,600	35,658
Noble Corp. PLC*	9,500	17,765
Northern Oil & Gas, Inc.*	10,300	19,879
Oasis Petroleum, Inc.*	11,200	63,616
Pacific Drilling S.A.*	1,100	13,486
Panhandle Oil and Gas, Inc., Class A	634	8,267
Par Pacific Holdings, Inc.*	1,218	24,993
Parker Drilling Co.*	400	7,676
PDC Energy, Inc.*	2,212	79,765
Penn Virginia Corp.*	400	12,272
QEP Resources, Inc.*	8,400	60,732
SandRidge Energy, Inc.*	800	5,536
Seadrill Ltd.*	2,400	10,800
SilverBow Resources, Inc.*	300	4,155
SM Energy Co.	4,000	50,080
Southwestern Energy Co.*	20,000	63,200
Talos Energy, Inc.*	600	14,430
Trecora Resources*	1,000	9,570
Unit Corp.*	1,700	15,113
W&T Offshore, Inc.*	3,543	17,573
Whiting Petroleum Corp.*	3,200	55,616

		1,371,292

Oil & Gas Services — 1.2%
Archrock, Inc.	4,200	44,520
C&J Energy Services, Inc.*	2,100	24,738
Dril-Quip, Inc.*	1,200	57,600
Exterran Corp.*	1,300	18,486
Flotek Industries, Inc.*	2,000	6,620
Forum Energy Technologies, Inc.*	2,700	9,234
Frank’s International N.V.*	3,900	21,294
FTS International, Inc.*	800	4,464
Geospace Technologies Corp.*	600	9,090
Helix Energy Solutions Group, Inc.*	5,001	43,159
Independence Contract Drilling, Inc.*	1,100	1,738
Keane Group, Inc.*	1,600	10,752
KLX Energy Services Holdings, Inc.*	600	12,258
Liberty Oilfield Services, Inc., Class A	1,400	22,652

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Mammoth Energy Services, Inc.	500	$3,440
Matrix Service Co.*	987	19,997
McDermott International, Inc.*	6,013	58,085
MRC Global, Inc.*	2,800	47,936
National Energy Services Reunited Corp.*	1,000	8,420
Natural Gas Services Group, Inc.*	594	9,801
NCS Multistage Holdings, Inc.*	400	1,420
Newpark Resources, Inc.*	2,712	20,123
Nine Energy Service, Inc.*	400	6,932
NOW, Inc.*	3,600	53,136
Oceaneering International, Inc.*	3,300	67,287
Oil States International, Inc.*	2,000	36,600
ProPetro Holding Corp.*	2,800	57,960
RPC, Inc.#	2,200	15,862
SEACOR Holdings, Inc.*	600	28,506
Select Energy Services, Inc., Class A*	2,100	24,381
Solaris Oilfield Infrastructure, Inc., Class A	1,100	16,478
SRC Energy, Inc.*	8,500	42,160
Superior Energy Services, Inc.*	4,600	5,980
TETRA Technologies, Inc.*	5,379	8,768
Thermon Group Holdings, Inc.*	1,100	28,215

		848,092

Packaging and Containers — 0.1%
Greif, Inc., Class A	800	26,040
Greif, Inc., Class B	200	8,730
UFP Technologies, Inc.*	200	8,322

		43,092

Pharmaceuticals — 4.3%
AcelRx Pharmaceuticals, Inc.*	3,300	7,986
Aclaris Therapeutics, Inc.*	800	1,752
Adamas Pharmaceuticals, Inc.*	700	4,340
Aeglea BioTherapeutics, Inc.*	900	6,165
Aerie Pharmaceuticals, Inc.*	1,500	44,325
Aimmune Therapeutics, Inc.*	1,400	29,148
Akcea Therapeutics, Inc.*	400	9,380
Akebia Therapeutics, Inc.*	4,310	20,860
Akorn, Inc.*	3,600	18,540
Alector, Inc.*	200	3,800
Amicus Therapeutics, Inc.*	8,000	99,840
Amneal Pharmaceuticals, Inc.*	2,937	21,058
Amphastar Pharmaceuticals, Inc.*	1,100	23,221
Anika Therapeutics, Inc.*	500	20,310
Antares Pharma, Inc.*	5,600	18,424
Apellis Pharmaceuticals, Inc.*	1,700	43,078
Aratana Therapeutics, Inc.*	2,100	10,836
Array BioPharma, Inc.*	7,648	354,332
Arvinas, Inc.*	700	15,393
Assertio Therapeutics, Inc.*	2,283	7,876
Athenex, Inc.*	2,100	41,580
Axsome Therapeutics, Inc.*	900	24,678
Beyondspring, Inc.*	400	9,356
BioDelivery Sciences International, Inc.*	3,100	14,601
BioScrip, Inc.*	4,411	11,469
BioSpecifics Technologies Corp.*	200	11,942
Calithera Biosciences, Inc.*	1,200	4,680

	Number of Shares	Value†

Pharmaceuticals — (continued)
Cara Therapeutics, Inc.*	1,000	$21,500
Catalyst Pharmaceuticals, Inc.*	2,800	10,752
ChemoCentryx, Inc.*	1,500	13,950
Chiasma, Inc.*	1,100	8,690
Chimerix, Inc.*	1,700	7,344
Clovis Oncology, Inc.*	1,700	25,279
Collegium Pharmaceutical, Inc.*	1,000	13,150
Concert Pharmaceuticals, Inc.*	900	10,800
Corbus Pharmaceuticals Holdings, Inc.*	1,700	11,781
Corcept Therapeutics, Inc.*	3,100	34,565
CorMedix, Inc.*	1,000	9,420
Cyclerion Therapeutics, Inc.*	976	11,175
Diplomat Pharmacy, Inc.*	2,300	14,007
Dova Pharmaceuticals, Inc.*	500	7,050
Eagle Pharmaceuticals, Inc.*	400	22,272
Enanta Pharmaceuticals, Inc.*	600	50,628
Endo International PLC*	7,600	31,312
Esperion Therapeutics, Inc.*	800	37,216
FibroGen, Inc.*	2,600	117,468
Flexion Therapeutics, Inc.*	1,200	14,760
G1 Therapeutics, Inc.*	1,200	36,792
Galectin Therapeutics, Inc.*	1,400	5,474
Global Blood Therapeutics, Inc.*	1,900	99,940
Gritstone Oncology, Inc.*	1,000	11,250
Heron Therapeutics, Inc.*	2,600	48,334
Heska Corp.*	216	18,397
Intra-Cellular Therapies, Inc.*	1,400	18,172
Ironwood Pharmaceuticals, Inc.*	5,361	58,649
Jounce Therapeutics, Inc.*	400	1,980
Kadmon Holdings, Inc.*	2,700	5,562
Kala Pharmaceuticals, Inc.*	300	1,914
KalVista Pharmaceuticals, Inc.*	500	10,305
Kindred Biosciences, Inc.*	1,400	11,662
Kodiak Sciences, Inc.*	900	11,430
La Jolla Pharmaceutical Co.*	700	6,475
Lannett Co., Inc.*	997	6,042
Lifevantage Corp.*	600	8,112
Madrigal Pharmaceuticals, Inc.*	281	29,452
Mallinckrodt PLC*	2,800	25,704
MannKind Corp.*	5,401	6,211
Marinus Pharmaceuticals, Inc.*	1,400	5,810
MediciNova, Inc.*	1,400	13,482
Mersana Therapeutics, Inc.*	500	2,025
Millendo Therapeutics, Inc.*	400	5,040
Minerva Neurosciences, Inc.*	800	4,504
Mirati Therapeutics, Inc.*	900	92,700
MyoKardia, Inc.*	1,600	80,224
Natural Grocers by Vitamin Cottage, Inc.*	400	4,020
Nature’s Sunshine Products, Inc.*	200	1,858
Neogen Corp.*	1,769	109,873
Odonate Therapeutics, Inc.*	300	11,007
Optinose, Inc.*	600	4,248
Pacira BioSciences, Inc.*	1,400	60,886
PhaseBio Pharmaceuticals, Inc.*	600	8,250
Phibro Animal Health Corp., Class A	700	22,239
Portola Pharmaceuticals, Inc.*	2,200	59,686

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Prestige Consumer Healthcare, Inc.*	1,772	$56,137
Principia Biopharma, Inc.*	500	16,595
Progenics Pharmaceuticals, Inc.*	2,601	16,048
Protagonist Therapeutics, Inc.*	600	7,488
Ra Pharmaceuticals, Inc.*	1,100	33,077
Radius Health, Inc.*	1,600	38,976
Reata Pharmaceuticals, Inc., Class A*	700	66,045
Recro Pharma, Inc.*	500	5,085
Revance Therapeutics, Inc.*	1,300	16,861
Rhythm Pharmaceuticals, Inc.*	800	17,600
Rocket Pharmaceuticals, Inc.*	1,100	16,500
Seres Therapeutics, Inc.*	800	2,576
SIGA Technologies, Inc.*	2,000	11,360
Sorrento Therapeutics, Inc.*	3,300	8,811
Spero Therapeutics, Inc.*	400	4,512
Supernus Pharmaceuticals, Inc.*	1,700	56,253
Sutro Biopharma, Inc.*	500	5,810
Syros Pharmaceuticals, Inc.*	1,400	12,964
TG Therapeutics, Inc.*	2,900	25,085
TherapeuticsMD, Inc.*	5,700	14,820
Tricida, Inc.*	800	31,568
Turning Point Therapeutics, Inc.*	300	13,080
Tyme Technologies, Inc.*	4,600	5,612
UroGen Pharma Ltd.*	700	24,430
USANA Health Sciences, Inc.*	448	35,585
Vanda Pharmaceuticals, Inc.*	1,841	25,940
Verrica Pharmaceuticals, Inc.*	600	6,942
Voyager Therapeutics, Inc.*	900	24,498
Xencor, Inc.*	1,600	65,488
Xeris Pharmaceuticals, Inc.*	800	9,152
Zogenix, Inc.*	1,475	70,475
Zynerba Pharmaceuticals, Inc.*	800	11,392

		3,016,563

Pipelines — 0.1%
Primoris Services Corp.	1,490	31,186
SemGroup Corp., Class A	2,500	30,000
Tellurian, Inc.*	2,800	21,980

		83,166

Publishing / Newspapers — 0.1%
Cimpress N.V.*	742	67,440

Real Estate — 0.7%
Consolidated-Tomoka Land Co.	124	7,403
Cushman & Wakefield PLC*	3,600	64,368
eXp World Holdings, Inc.*	700	7,609
Forestar Group, Inc.*	460	8,993
FRP Holdings, Inc.*	269	15,002
HFF, Inc., Class A	1,300	59,124
Kennedy-Wilson Holdings, Inc.	4,281	88,060
Marcus & Millichap, Inc.*	700	21,595
Newmark Group, Inc., Class A	4,700	42,206
RE/MAX Holdings, Inc., Class A	600	18,456
Realogy Holdings Corp.	4,100	26,527
Redfin Corp.*	3,100	55,738
Stratus Properties, Inc.*	300	9,729

	Number of Shares	Value†

Real Estate — (continued)
The RMR Group, Inc., Class A	267	$12,544
The St. Joe Co.*	1,200	20,736

		458,090

Retail — 4.2%
Abercrombie & Fitch Co., Class A	2,200	35,288
America’s Car-Mart, Inc.*	180	15,494
American Eagle Outfitters, Inc.	5,500	92,950
Asbury Automotive Group, Inc.*	649	54,737
Ascena Retail Group, Inc.*	6,713	4,095
At Home Group, Inc.*	1,400	9,324
Barnes & Noble Education, Inc.*	1,737	5,836
Barnes & Noble, Inc.	1,800	12,042
Bed Bath & Beyond, Inc.	4,400	51,128
Big Lots, Inc.	1,300	37,193
Biglari Holdings, Inc., Class B*	40	4,154
BJ’s Restaurants, Inc.	720	31,637
BJ’s Wholesale Club Holdings, Inc.*	3,900	102,960
Bloomin’ Brands, Inc.	3,200	60,512
BMC Stock Holdings, Inc.*	2,200	46,640
Boot Barn Holdings, Inc.*	900	32,076
Brinker International, Inc.	1,300	51,155
Caleres, Inc.	1,354	26,972
Carrols Restaurant Group, Inc.*	1,113	10,050
Chico’s FAS, Inc.	4,000	13,480
Chuy’s Holdings, Inc.*	600	13,752
Citi Trends, Inc.	503	7,354
Conn’s, Inc.*	704	12,545
Cracker Barrel Old Country Store, Inc.	668	114,048
Dave & Buster’s Entertainment, Inc.	1,300	52,611
Del Frisco’s Restaurant Group, Inc.*	1,000	7,960
Del Taco Restaurants, Inc.*	1,100	14,102
Denny’s Corp.*	1,952	40,075
Designer Brands, Inc., Class A	2,200	42,174
Dillard’s, Inc., Class A	400	24,912
Dine Brands Global, Inc.	571	54,513
Duluth Holdings, Inc., Class B*	200	2,718
El Pollo Loco Holdings, Inc.*	900	9,594
Express, Inc.*	1,654	4,515
EZCORP, Inc., Class A*	1,766	16,724
Fiesta Restaurant Group, Inc.*	1,013	13,311
FirstCash, Inc.	1,439	143,929
Freshpet, Inc.*	1,100	50,061
Gaia, Inc.*	400	3,032
GameStop Corp., Class A	3,100	16,957
Genesco, Inc.*	695	29,392
GMS, Inc.*	1,200	26,400
GNC Holdings, Inc., Class A*	2,800	4,200
Group 1 Automotive, Inc.	607	49,707
Guess?, Inc.	1,900	30,685
Haverty Furniture Cos., Inc.	750	12,773
Hibbett Sports, Inc.*	555	10,101
Hudson Ltd., Class A*	1,500	20,685
J Alexander’s Holdings, Inc.*	483	5,424
J. Jill, Inc.	800	1,592
J.C. Penney Co., Inc.*	12,100	13,794
Jack in the Box, Inc.	914	74,391

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Lands’ End, Inc.*	300	$3,666
Lithia Motors, Inc., Class A	794	94,311
Lumber Liquidators Holdings, Inc.*	1,033	11,931
MarineMax, Inc.*	700	11,508
Nathan’s Famous, Inc.	100	7,812
National Vision Holdings, Inc.*	2,400	73,752
Noodles & Co.*	1,200	9,456
Office Depot, Inc.	17,700	36,462
Papa John’s International, Inc.	710	31,751
Party City Holdco, Inc.*	2,100	15,393
PC Connection, Inc.	365	12,768
PetIQ, Inc.*	700	23,072
PetMed Express, Inc.	713	11,173
PMC, Inc.*	400	13,984
Potbelly Corp.*	1,000	5,090
PriceSmart, Inc.	731	37,369
Red Robin Gourmet Burgers, Inc.*	520	15,896
Regis Corp.*	1,032	17,131
RH*	645	74,562
Rite Aid Corp.*	2,010	16,100
Rush Enterprises, Inc., Class A	935	34,146
Rush Enterprises, Inc., Class B	100	3,691
Ruth’s Hospitality Group, Inc.	895	20,325
Sally Beauty Holdings, Inc.*	4,100	54,694
Shake Shack, Inc., Class A*	1,000	72,200
Shoe Carnival, Inc.	258	7,121
Signet Jewelers Ltd.	1,700	30,396
Sonic Automotive, Inc., Class A	734	17,139
Sportsman’s Warehouse Holdings, Inc.*	600	2,268
Systemax, Inc.	362	8,022
Texas Roadhouse, Inc.	2,370	127,198
The Buckle, Inc.	1,049	18,158
The Cato Corp., Class A	704	8,673
The Cheesecake Factory, Inc.	1,416	61,908
The Children’s Place, Inc.	494	47,118
The Container Store Group, Inc.*	600	4,392
The Habit Restaurants, Inc., Class A*	500	5,245
The Lovesac Co.*	100	3,107
The Michaels Cos, Inc.*	3,100	26,970
Tile Shop Holdings, Inc.	1,300	5,200
Tilly’s, Inc., Class A	800	6,104
Vera Bradley, Inc.*	800	9,600
Waitr Holdings, Inc.*	2,000	12,800
Wingstop, Inc.	1,000	94,750
Winmark Corp.	99	17,142
World Fuel Services Corp.	2,300	82,708
Zumiez, Inc.*	703	18,348

		2,944,364

Savings & Loans — 1.6%
Axos Financial, Inc.*	2,000	54,500
Banc of California, Inc.	1,700	23,749
BankFinancial Corp.	609	8,520
Berkshire Hills Bancorp, Inc.	1,542	48,403
Brookline Bancorp, Inc.	2,522	38,788
Capitol Federal Financial, Inc.	4,400	60,588
Community Bankers Trust Corp.	600	5,082

	Number of Shares	Value†

Savings & Loans — (continued)
Dime Community Bancshares, Inc.	930	$17,661
Entegra Financial Corp.*	300	9,036
ESSA Bancorp, Inc.	500	7,625
First Capital, Inc.	100	5,188
First Defiance Financial Corp.	600	17,142
First Financial Northwest, Inc.	100	1,415
Flagstar Bancorp, Inc.	900	29,826
Flushing Financial Corp.	838	18,604
FS Bancorp, Inc.	100	5,187
Hingham Institution for Savings	43	8,514
Home Bancorp, Inc.	300	11,544
HomeStreet, Inc.*	900	26,676
HomeTrust Bancshares, Inc.	500	12,570
Investors Bancorp, Inc.	8,055	89,813
Malvern Bancorp, Inc.*	400	8,804
Meridian Bancorp, Inc.	1,474	26,370
Meta Financial Group, Inc.	1,300	36,465
MutualFirst Financial, Inc.	200	6,808
Northfield Bancorp, Inc.	1,293	20,184
Northwest Bancshares, Inc.	3,475	61,195
OceanFirst Financial Corp.	1,710	42,493
Oritani Financial Corp.	1,218	21,607
Pacific Premier Bancorp, Inc.	2,116	65,342
Paysign, Inc.*	1,100	15,059
Provident Financial Holdings, Inc.	300	6,408
Provident Financial Services, Inc.	2,103	50,998
Prudential Bancorp, Inc.	100	1,892
Riverview Bancorp, Inc.	500	4,270
Southern Missouri Bancorp, Inc.	300	10,449
Territorial Bancorp, Inc.	243	7,509
Timberland Bancorp, Inc.	300	8,964
United Community Financial Corp.	1,700	16,269
United Financial Bancorp, Inc.	1,631	23,128
Washington Federal, Inc.	2,700	94,311
Waterstone Financial, Inc.	1,000	17,060
WSFS Financial Corp.	1,806	74,588

		1,120,604

Semiconductors — 2.0%
Alpha & Omega Semiconductor Ltd.*	900	8,406
Ambarella, Inc.*	1,100	48,543
Amkor Technology, Inc.*	3,411	25,446
Aquantia Corp.*	800	10,424
Axcelis Technologies, Inc.*	1,025	15,426
AXT, Inc.*	1,500	5,940
Brooks Automation, Inc.	2,377	92,109
Cabot Microelectronics Corp.	961	105,787
CEVA, Inc.*	671	16,339
Cirrus Logic, Inc.*	1,981	86,570
Cohu, Inc.	1,424	21,972
CTS Corp.	1,063	29,317
Diodes, Inc.*	1,399	50,882
DSP Group, Inc.*	800	11,000
FormFactor, Inc.*	2,629	41,196
GSI Technology, Inc.*	700	6,104
Impinj, Inc.*	500	14,310
Inphi Corp.*	1,500	75,150

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Lattice Semiconductor Corp.*	4,324	$63,087
MACOM Technology Solutions Holdings, Inc.*	1,622	24,541
MaxLinear, Inc.*	2,243	52,576
Nanometrics, Inc.*	700	24,297
Photronics, Inc.*	2,092	17,154
Power Integrations, Inc.	995	79,779
Rambus, Inc.*	3,523	42,417
Rudolph Technologies, Inc.*	1,054	29,122
Semtech Corp.*	2,209	106,142
Silicon Laboratories, Inc.*	1,464	151,378
SMART Global Holdings, Inc.*	400	9,196
Synaptics, Inc.*	1,116	32,520
Ultra Clean Holdings, Inc.*	1,300	18,096
Veeco Instruments, Inc.*	1,654	20,212
Xperi Corp.	1,523	31,359

		1,366,797

Software — 4.0%
ACI Worldwide, Inc.*	3,927	134,853
Allscripts Healthcare Solutions, Inc.*	5,900	68,617
Altair Engineering, Inc., Class A*	1,400	56,546
Amber Road, Inc.*	600	7,836
American Software, Inc., Class A	893	11,743
Appfolio, Inc., Class A*	500	51,135
Appian Corp.*	1,100	39,083
Avaya Holdings Corp.*	3,900	46,449
Avid Technology, Inc.*	1,100	10,032
Bandwidth, Inc., Class A*	600	45,192
Benefitfocus, Inc.*	900	24,435
Blackbaud, Inc.	1,650	137,775
Blackline, Inc.*	1,500	80,265
Bottomline Technologies DE, Inc.*	1,445	63,927
Castlight Health, Inc., Class B*	3,900	12,597
Cision Ltd.*	3,300	38,709
Cloudera, Inc.*	8,293	43,621
CommVault Systems, Inc.*	1,248	61,926
Computer Programs & Systems, Inc.	447	12,422
Cornerstone OnDemand, Inc.*	1,900	110,067
CSG Systems International, Inc.	1,081	52,785
Digi International, Inc.*	1,157	14,671
Digital Turbine Inc*	2,900	14,819
Domo, Inc., Class B*	600	16,392
Donnelley Financial Solutions, Inc.*	1,000	13,340
Ebix, Inc.	836	41,984
Envestnet, Inc.*	1,613	110,281
Everbridge, Inc.*	1,100	98,362
Evolent Health, Inc., Class A*	2,100	16,695
Exela Technologies, Inc.*	1,800	3,942
Five9, Inc.*	2,000	102,580
Glu Mobile, Inc.*	4,000	28,720
InnerWorkings, Inc.*	1,724	6,586
Inovalon Holdings, Inc., Class A*	2,500	36,275
Instructure, Inc.*	1,100	46,750
Intelligent Systems Corp.*	300	8,649
ManTech International Corp., Class A	939	61,833
MicroStrategy, Inc., Class A*	288	41,273

	Number of Shares	Value†

Software — (continued)
MobileIron, Inc.*	2,700	$16,740
Model N, Inc.*	1,200	23,400
Monotype Imaging Holdings, Inc.	1,499	25,243
NextGen Healthcare, Inc.*	1,804	35,900
Omnicell, Inc.*	1,435	123,453
Pareteum Corp.*	4,200	10,962
PDF Solutions, Inc.*	800	10,496
pdvWireless, Inc.*	300	14,100
Progress Software Corp.	1,526	66,564
PROS Holdings, Inc.*	1,117	70,662
QAD, Inc., Class A	392	15,762
Ribbon Communications, Inc.*	1,843	9,012
Rosetta Stone, Inc.*	700	16,016
SailPoint Technologies Holding, Inc.*	3,000	60,120
Secureworks Corp., Class A*	100	1,329
Simulations Plus, Inc.	300	8,568
SPS Commerce, Inc.*	628	64,188
SVMK, Inc.*	3,000	49,530
Synchronoss Technologies, Inc.*	1,500	12,300
Tabula Rasa HealthCare, Inc.*	700	34,951
Upland Software, Inc.*	800	36,424
Verint Systems, Inc.*	2,195	118,047
Verra Mobility Corp.*	3,500	46,130
Workiva, Inc.*	1,200	69,708
Zuora, Inc., Class A*	3,000	47,550

		2,760,322

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,477	44,945
Wesco Aircraft Holdings, Inc.*	1,540	17,094

		62,039

Telecommunications — 2.1%
8X8, Inc.*	3,100	74,710
Acacia Communications, Inc.*	1,300	61,308
ADTRAN, Inc.	1,705	26,001
Aerohive Networks, Inc.*	1,300	5,759
Airgain, Inc.*	400	5,760
Anixter International, Inc.*	1,034	61,740
ATN International, Inc.	335	19,340
CalAmp Corp.*	1,000	11,680
Calix, Inc.*	1,487	9,755
Casa Systems, Inc.*	1,200	7,716
Cincinnati Bell, Inc.*	1,682	8,326
Clearfield, Inc.*	400	5,300
Comtech Telecommunications Corp.	852	23,950
Consolidated Communications Holdings, Inc.	2,571	12,675
Extreme Networks, Inc.*	4,147	26,831
Finisar Corp.*	4,021	91,960
Frontier Communications Corp.*	3,073	5,378
Gogo, Inc.*	2,200	8,756
GTT Communications, Inc.*	1,400	24,640
Harmonic, Inc.*	2,870	15,929
IDT Corp., Class B*	700	7,665
Infinera Corp.*	5,194	15,115
Inseego Corp.*	1,800	8,586

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Intelsat SA*	2,400	$46,680
InterDigital, Inc.	1,094	70,454
Iridium Communications, Inc.*	3,300	76,758
j2 Global, Inc.	1,574	139,913
Knowles Corp.*	2,952	54,051
KVH Industries, Inc.*	354	3,848
Liberty Latin America Ltd., Class A*	1,700	29,291
Liberty Latin America Ltd., Class C*	3,900	67,041
Loral Space & Communications, Inc.*	346	11,940
Maxar Technologies, Inc.	2,200	17,204
NeoPhotonics Corp.*	1,300	5,434
NETGEAR, Inc.*	1,029	26,023
Ooma, Inc.*	400	4,192
ORBCOMM, Inc.*	2,700	19,575
Plantronics, Inc.	1,067	39,522
Preformed Line Products Co.	145	8,050
RigNet, Inc.*	500	5,040
Shenandoah Telecommunications Co.	1,618	62,325
Spok Holdings, Inc.	612	9,204
Telenav, Inc.*	1,000	8,000
TESSCO Technologies, Inc.	300	5,652
Viavi Solutions, Inc.*	7,700	102,333
Vonage Holdings Corp.*	7,500	84,975

		1,436,385

Textiles — 0.1%
Culp, Inc.	500	9,500
UniFirst Corp.	477	89,948

		99,448

Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	600	14,532

Transportation — 1.2%
Air Transport Services Group, Inc.*	1,885	45,994
ArcBest Corp.	795	22,347
Ardmore Shipping Corp.*	800	6,520
Atlas Air Worldwide Holdings, Inc.*	848	37,855
CAI International, Inc.*	660	16,381
Costamare, Inc.	1,200	6,156
Covenant Transportation Group, Inc., Class A*	400	5,884
CryoPort, Inc.*	1,000	18,320
Daseke, Inc.*	1,800	6,480
DHT Holdings, Inc.	2,500	14,775
Diamond S Shipping, Inc.*	900	12,141
Dorian LPG Ltd.*	1,032	9,309
Eagle Bulk Shipping, Inc.*	1,500	7,860
Echo Global Logistics, Inc.*	1,000	20,870
Era Group, Inc.*	800	6,672
Forward Air Corp.	996	58,913
GasLog Ltd.	1,300	18,720
Genco Shipping & Trading Ltd.*	700	6,013
Golar LNG Ltd.	3,200	59,136
Heartland Express, Inc.	1,567	28,316
Hub Group, Inc., Class A*	1,143	47,983

	Number of Shares	Value†

Transportation — (continued)
International Seaways, Inc.*	733	$13,927
Marten Transport Ltd.	1,451	26,336
Matson, Inc.	1,400	54,390
Nordic American Tankers Ltd.	3,567	8,347
Overseas Shipholding Group, Inc., Class A*	1,600	3,008
PAM Transportation Services, Inc.*	50	3,100
Radiant Logistics, Inc.*	1,000	6,140
Safe Bulkers, Inc.*	2,600	4,056
Saia, Inc.*	861	55,681
Scorpio Bulkers, Inc.	1,500	6,900
Scorpio Tankers, Inc.	1,420	41,918
Ship Finance International Ltd.	2,684	33,577
Teekay Corp.	1,900	6,536
Teekay Tankers Ltd., Class A*	5,293	6,775
Tidewater, Inc.*	1,400	32,872
Universal Logistics Holdings, Inc.	300	6,741
US Xpress Enterprises, Inc., Class A*	1,200	6,168
Werner Enterprises, Inc.	1,552	48,236
YRC Worldwide, Inc.*	1,300	5,239

		826,592

Trucking and Leasing — 0.2%
GATX Corp.	1,200	95,148
General Finance Corp.*	400	3,348
Textainer Group Holdings Ltd.*	812	8,185
The Greenbrier Cos., Inc.	1,047	31,829
Willis Lease Finance Corp.*	100	5,832

		144,342

Water — 0.5%
American States Water Co.	1,224	92,094
Artesian Resources Corp., Class A	313	11,634
California Water Service Group	1,666	84,349
Connecticut Water Service, Inc.	419	29,213
Consolidated Water Co., Ltd.	300	4,278
Global Water Resources, Inc.	500	5,125
Middlesex Water Co.	531	31,462
PICO Holdings, Inc.*	792	9,203
SJW Group	888	53,964
The York Water Co.	397	14,181

		335,503

TOTAL COMMON STOCKS (Cost $50,857,238)		62,892,832

REAL ESTATE INVESTMENT TRUSTS — 8.3%
Apartments — 0.2%
Bluerock Residential Growth REIT, Inc.	600	7,050
BRT Apartments Corp.	500	7,065
Front Yard Residential Corp.	1,600	19,552
Independence Realty Trust, Inc.	2,892	33,460
Investors Real Estate Trust	361	21,180
Preferred Apartment Communities, Inc., Class A	1,400	20,930

		109,237

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)

Building & Real Estate — 0.7%
Agree Realty Corp.	1,296	$83,009
Anworth Mortgage Asset Corp.	3,731	14,141
Apollo Commercial Real Estate Finance, Inc.	5,256	96,658
Ares Commercial Real Estate Corp.	1,000	14,860
Capstead Mortgage Corp.	2,775	23,171
Getty Realty Corp.	1,169	35,958
Invesco Mortgage Capital, Inc.	4,307	69,429
iStar, Inc.	1,918	23,822
New York Mortgage Trust, Inc.	7,400	45,880
PennyMac Mortgage Investment Trust	2,692	58,766
Ready Capital Corp.	1,100	16,390

		482,084

Diversified — 1.3%
AG Mortgage Investment Trust, Inc.	1,188	18,889
American Finance Trust, Inc.	3,800	41,990
Armada Hoffler Properties, Inc.	1,600	26,480
Blackstone Mortgage Trust, Inc., Class A	4,400	156,552
CatchMark Timber Trust, Inc., Class A	1,400	14,630
Clipper Realty, Inc.	600	6,708
Colony Credit Real Estate, Inc.	2,800	43,400
CoreCivic, Inc.	4,000	83,040
CorEnergy Infrastructure Trust, Inc.	400	15,864
Exantas Capital Corp.	1,175	13,289
Four Corners Property Trust, Inc.	2,300	62,859
NexPoint Residential Trust, Inc.	600	24,840
NorthStar Realty Europe Corp.	1,600	26,288
PotlatchDeltic Corp.	2,237	87,198
PS Business Parks, Inc.	665	112,072
Spirit MTA REIT	1,600	13,344
The GEO Group, Inc.	4,052	85,133
UMH Properties, Inc.	968	12,013
Uniti Group, Inc.	6,500	60,385
Whitestone REIT	1,400	17,766

		922,740

Diversified Financial Services — 0.5%
ARMOUR Residential REIT, Inc.	2,075	38,678
Cherry Hill Mortgage Investment Corp.	500	8,000
Dynex Capital, Inc.	769	12,881
Granite Point Mortgage Trust, Inc.	1,900	36,461
Great Ajax Corp.	600	8,400
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,100	59,178
KKR Real Estate Finance Trust, Inc.	900	17,928
Ladder Capital Corp.	3,576	59,397
Orchid Island Capital, Inc.	1,500	9,540
Redwood Trust, Inc.	3,277	54,169
TPG RE Finance Trust, Inc.	1,800	34,722
Western Asset Mortgage Capital Corp.	1,597	15,938

		355,292

Healthcare — 1.1%
CareTrust REIT, Inc.	3,295	78,355
Community Healthcare Trust, Inc.	600	23,646
Global Medical REIT, Inc.	900	9,450

	Number of Shares	Value†

Healthcare — (continued)
Healthcare Realty Trust, Inc.	4,472	$140,063
LTC Properties, Inc.	1,317	60,134
National Health Investors, Inc.	1,457	113,690
New Senior Investment Group, Inc.	2,700	18,144
Physicians Realty Trust	6,200	108,128
Sabra Health Care REIT, Inc.	6,093	119,971
Senior Housing Properties Trust	8,300	69,720
Universal Health Realty Income Trust	420	35,671

		776,972

Hotels & Resorts — 1.0%
Ashford Hospitality Trust, Inc.	3,020	8,970
Braemar Hotels & Resorts, Inc.	987	9,771
Chatham Lodging Trust	1,500	28,305
Chesapeake Lodging Trust	1,989	56,527
DiamondRock Hospitality Co.	7,023	72,618
Hersha Hospitality Trust	1,117	18,475
Pebblebrook Hotel Trust	4,393	123,795
RLJ Lodging Trust	5,880	104,311
Ryman Hospitality Properties, Inc.	1,612	130,717
Summit Hotel Properties, Inc.	3,400	38,998
Sunstone Hotel Investors, Inc.	7,747	106,211

		698,698

Industrial — 1.0%
EastGroup Properties, Inc.	1,275	147,875
First Industrial Realty Trust, Inc.	4,329	159,047
Monmouth Real Estate Investment Corp.	2,949	39,959
QTS Realty Trust, Inc., Class A	1,943	89,728
Rexford Industrial Realty, Inc.	3,600	145,332
STAG lndustrial, Inc.	4,400	133,056

		714,997

Mixed Industrial/Office — 0.5%
Axon Enterprise, Inc.*	2,011	129,126
Gladstone Commercial Corp.	1,052	22,324
Lexington Realty Trust	8,015	75,421
One Liberty Properties, Inc.	503	14,567
Washington Real Estate Investment Trust	2,706	72,331

		313,769

Office Property — 0.5%
American Assets Trust, Inc.	1,600	75,392
City Office REIT, Inc.	1,100	13,189
Easterly Government Properties, Inc.	2,400	43,464
Franklin Street Properties Corp.	3,145	23,210
Mack-Cali Realty Corp.	3,100	72,199
Office Properties Income Trust	1,669	43,845
Piedmont Office Realty Trust, Inc., Class A	4,300	85,699

		356,998

Real Estate — 0.4%
Alexander & Baldwin, Inc.	2,256	52,114
CorePoint Lodging, Inc.	1,550	19,205
Essential Properties Realty Trust, Inc.	1,800	36,072
Farmland Partners, Inc.	1,400	9,870
Gladstone Land Corp.	700	8,071

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Real Estate — (continued)
Global Net Lease, Inc.	2,933	$57,545
Innovative Industrial Properties, Inc.	300	37,068
Safehold Inc.	200	6,040
Xenia Hotels & Resorts, Inc.	3,800	79,230

		305,215

Regional Malls — 0.2%
CBL & Associates Properties, Inc.	6,900	7,176
Pennsylvania Real Estate Investment Trust	2,715	17,647
Tanger Factory Outlet Centers, Inc.	3,100	50,251
Washington Prime Group, Inc.	5,800	22,156

		97,230

Storage & Warehousing — 0.3%
Industrial Logistics Properties Trust	2,158	44,930
Jernigan Capital, Inc.	600	12,300
National Storage Affiliates Trust	2,000	57,880
Terreno Realty Corp.	2,175	106,662

		221,772

Strip Centers — 0.6%
Acadia Realty Trust	2,720	74,446
Alexander’s, Inc.	69	25,551
Cedar Realty Trust, Inc.	2,826	7,489
Kite Realty Group Trust	2,751	41,623
Retail Opportunity Investments Corp.	3,800	65,094
Retail Value, Inc.	600	20,964
RPT Realty	2,641	31,982
Saul Centers, Inc.	351	19,702
Seritage Growth Properties, Class A	1,100	47,256
Urban Edge Properties	4,000	69,320
Urstadt Biddle Properties, Inc., Class A	916	19,236

		422,663

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,213,266)		5,777,667

RIGHTS — 0.0%
A. Schulman, Inc. CVR*	1,188	621
Babcock & Wilcox Enterprises*	1,220	49
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Corium International, Inc. CVR*	900	162
Cubist Pharmaceuticals, Inc.*	1,200	0
Durata Therapeutics CVR Shares*	500	0
Media General CVR*	4,400	440
Newstar Financial, Inc. CVR*	1,300	338
Tobira Therapeutic, Inc. CVR*	400	4,708

TOTAL RIGHTS (Cost $2,159)		6,318

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%¤
U.S. Treasury Bill 2.110%, 11/29/19 ¤,(a) (Cost $109,026)	$110	$109,047

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $1,040,225)	1,040,225	1,040,225

TOTAL INVESTMENTS — 100.1% (Cost $57,221,914)		69,826,089

Other Assets & Liabilities — (0.1)%		(86,462)

TOTAL NET ASSETS — 100.0%		$69,739,627

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
(a)	All or portion of securities segregated as collateral for futures contracts.

PLC — Public Limited Company.

CVR — Contingent Valued Rights.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$62,892,832	$62,892,832	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,777,667	5,777,667	—	—
U.S. TREASURY OBLIGATION	109,047	—	109,047	—
RIGHTS	6,318	—	6,318	—
SHORT-TERM INVESTMENTS	1,040,225	1,040,225	—	—

TOTAL INVESTMENTS	$69,826,089	$69,710,724	$115,365	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$27,451	$27,451	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$27,451	$27,451	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Small Cap Index Fund

Open futures contracts held by the Fund at June 30, 2019 were as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	Russell 2000 Mini Index	9/20/2019	16	50	$1,567	$1,253,680	$27,451	$—

Total							$27,451	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 95.9%
Australia — 7.2%
AGL Energy Ltd.	4,795	$67,434
Alumina Ltd.	20,068	32,941
AMP Ltd.	21,837	32,574
APA Group	9,267	70,275
Aristocrat Leisure Ltd.	4,617	99,802
ASX Ltd.	1,560	90,382
Aurizon Holdings Ltd.	15,495	58,822
AusNet Services	12,142	16,002
Australia & New Zealand Banking Group Ltd.	22,462	445,856
Bank of Queensland Ltd.	3,738	25,030
Bendigo & Adelaide Bank Ltd.	4,040	32,884
BHP Group Ltd.	23,115	671,920
BHP Group PLC	16,614	424,894
BlueScope Steel Ltd.	4,455	37,881
Boral Ltd.	9,502	34,268
Brambles Ltd.	12,161	110,137
Caltex Australia Ltd.	2,100	36,555
Challenger Ltd.	4,465	20,841
CIMIC Group Ltd.	829	26,068
Coca-Cola Amatil Ltd.	3,824	27,453
Cochlear Ltd.	418	60,859
Coles Group Ltd.*	8,554	80,315
Commonwealth Bank of Australia	13,881	807,715
Computershare Ltd.	3,381	38,559
Crown Resorts Ltd.	2,801	24,482
CSL Ltd.	3,558	538,766
Dexus	8,813	80,398
Domino’s Pizza Enterprises Ltd.	473	12,500
Flight Centre Travel Group Ltd.	439	12,806
Fortescue Metals Group Ltd.	11,253	71,564
Goodman Group	13,020	137,619
Harvey Norman Holdings Ltd.	3,235	9,257
Incitec Pivot Ltd.	13,612	32,624
Insurance Australia Group Ltd.	17,303	100,461
Lendlease Group	4,333	39,595
Macquarie Group Ltd.	2,558	225,631
Medibank Pvt. Ltd.	21,209	52,041
Mirvac Group	31,732	69,853
National Australia Bank Ltd.	22,508	422,793
Newcrest Mining Ltd.	5,921	133,023
Oil Search Ltd.	10,741	53,564
Orica Ltd.	2,861	40,764
Origin Energy Ltd.	14,077	72,385
QBE Insurance Group Ltd.	9,844	81,894
Ramsay Health Care Ltd.	1,058	53,713
REA Group Ltd.	400	27,021
Rio Tinto Ltd.	2,823	206,715
Santos Ltd.	12,884	64,324
Scentre Group	41,172	111,114
SEEK Ltd.	2,700	40,188
Sonic Healthcare Ltd.	3,657	69,680
South32 Ltd.	13,128	29,144
South32 Ltd.	24,967	55,967
Stockland	18,731	54,920
Suncorp Group Ltd.	9,789	92,698

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	8,538	$48,235
Tabcorp Holdings Ltd.	13,929	43,520
Telstra Corp. Ltd.	30,674	82,946
The GPT Group	13,907	60,090
The GPT Group, In Specie	16,419	0
TPG Telecom Ltd.	2,240	10,138
Transurban Group	21,171	219,213
Treasury Wine Estates Ltd.	5,300	55,663
Vicinity Centres	25,092	43,201
Washington H Soul Pattinson & Co., Ltd.	819	12,664
Wesfarmers Ltd.	8,968	227,968
Westpac Banking Corp.	27,078	539,671
Woodside Petroleum Ltd.	7,252	186,003
Woolworths Group Ltd.	10,039	234,423
WorleyParsons Ltd.	2,442	25,385

		8,156,091

Austria — 0.2%
ANDRITZ AG	564	21,234
Erste Group Bank AG*	2,258	83,736
OMV AG	1,135	55,325
Raiffeisen Bank International AG	1,156	27,144
Verbund AG	518	27,136
voestalpine AG	888	27,452

		242,027

Belgium — 0.9%
Ageas	1,453	75,615
Anheuser-Busch InBev N.V.	5,985	529,615
Colruyt S.A.	375	21,770
Groupe Bruxelles Lambert S.A.	597	58,656
KBC Group N.V.	1,908	125,213
Proximus SADP	1,133	33,486
Solvay S.A.	600	62,310
Telenet Group Holding N.V.	377	21,007
UCB S.A.	1,013	84,069
Umicore S.A.	1,648	52,887

		1,064,628

Bermuda — 0.1%
Jardine Strategic Holdings Ltd.	1,700	64,867

China — 0.1%
BeiGene Ltd. ADR*	300	37,185
Sands China Ltd.	19,600	93,631
Yangzijiang Shipbuilding Holdings Ltd.	19,000	21,526

		152,342

Denmark — 1.7%
A.P. Moller — Maersk A/S, B Shares	51	63,460
A.P. Moller — Maersk A/S, A Shares	31	36,052
Carlsberg A/S, B Shares	840	111,466
Chr Hansen Holding A/S	775	72,932
Coloplast A/S, B Shares	905	102,300
Danske Bank A/S	5,371	85,094
Demant A/S*	713	22,192
DSV A/S	1,404	138,252

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Genmab A/S*	496	$91,284
H Lundbeck A/S	500	19,805
ISS A/S	1,307	39,514
Novo Nordisk A/S, B Shares	13,502	689,644
Novozymes A/S, B Shares	1,690	78,799
Orsted A/S144A @	1,454	125,784
Pandora A/S	825	29,353
Tryg A/S	965	31,402
Vestas Wind Systems A/S	1,558	134,975

		1,872,308

Finland — 1.1%
Elisa OYJ	1,000	48,793
Fortum OYJ	3,489	77,113
Kone OYJ, B Shares	2,641	155,960
Metso OYJ	784	30,855
Neste OYJ	3,173	107,874
Nokia OYJ	44,580	222,044
Nokian Renkaat OYJ	902	28,170
Nordea Bank Abp	23,020	167,153
Orion OYJ, B Shares	750	27,503
Sampo OYJ, A Shares	3,451	162,902
Stora Enso OYJ, R Shares	4,323	50,872
UPM-Kymmene OYJ	4,158	110,632
Wartsila OYJ Abp	3,552	51,574

		1,241,445

France — 10.2%
Accor S.A.	1,399	60,049
Aeroports de Paris	215	37,933
Air Liquide S.A.	3,376	472,196
Alstom S.A.	1,201	55,667
Amundi S.A.144A @	462	32,257
Arkema S.A.	503	46,761
Atos S.E.	732	61,156
AXA S.A.	15,263	400,833
BioMerieux	318	26,349
BNP Paribas S.A.	8,847	419,395
Bollore S.A.	7,225	31,879
Bouygues S.A.	1,817	67,289
Bureau Veritas S.A.	2,356	58,153
Capgemini S.E.	1,222	151,935
Carrefour S.A.	4,581	88,416
Casino Guichard Perrachon S.A.	468	15,965
Cie de Saint-Gobain	3,700	144,484
Cie Generale des Etablissements Michelin SCA	1,357	171,581
CNP Assurances	1,195	27,125
Covivio	381	39,865
Credit Agricole S.A.	8,891	106,094
Danone S.A.	4,850	410,660
Dassault Aviation S.A.	18	25,871
Dassault Systemes S.E.	999	159,346
Edenred	1,884	96,017
Eiffage S.A.	567	56,036
Electricite de France S.A.	4,450	56,105

	Number of Shares	Value†

France — (continued)
Engie S.A.	14,037	$212,850
EssilorLuxottica S.A.	2,223	289,706
Eurazeo S.E.	333	23,204
Eutelsat Communications S.A.	1,342	25,063
Faurecia S.A.	580	26,902
Gecina S.A.	364	54,484
Getlink S.E.	3,609	57,811
Hermes International	251	180,946
ICADE	232	21,253
Iliad S.A.	205	23,021
Imerys S.A.	213	11,291
Ingenico Group S.A.	455	40,268
Ipsen S.A.	293	39,964
JCDecaux S.A.	510	15,443
Kering S.A.	597	352,363
Klepierre S.A.	1,645	55,112
L’Oreal S.A.	1,980	562,970
Legrand S.A.	2,123	155,210
LVMH Moet Hennessy Louis Vuitton S.E.	2,177	925,498
Natixis S.A.	7,282	29,322
Orange S.A.	15,761	248,600
Pernod Ricard S.A.	1,674	308,311
Peugeot S.A.	4,412	108,590
Publicis Groupe S.A.	1,588	83,816
Remy Cointreau S.A.	159	22,925
Renault S.A.	1,498	94,175
Safran S.A.	2,577	376,994
Sanofi	8,804	760,862
Sartorius Stedim Biotech	210	33,113
Schneider Electric S.E.	4,329	391,701
SCOR S.E.	1,198	52,519
SEB S.A.	179	32,203
Societe BIC S.A.	226	17,216
Societe Generale S.A.	6,496	163,955
Sodexo S.A.	698	81,592
Suez	2,717	39,205
Teleperformance	442	88,517
Thales S.A.	831	102,647
TOTAL S.A.	18,629	1,044,971
Ubisoft Entertainment S.A.*	622	48,646
Unibail-Rodamco-Westfield	5,440	39,277
Unibail-Rodamco-Westfield	772	115,656
Valeo S.A.	1,888	61,466
Veolia Environnement S.A.	4,205	102,393
Vinci S.A.	4,000	408,503
Vivendi S.A.	7,242	198,740
Wendel S.A.	185	25,221
Worldline S.A.*144A @	621	45,118

		11,519,030

Germany — 7.9%
1&1 Drillisch AG	408	13,614
adidas AG	1,419	438,996
Allianz S.E.	3,328	802,635
Axel Springer S.E.	327	22,999
BASF S.E.	7,216	524,959

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Bayer AG	7,332	$508,550
Bayerische Motoren Werke AG	2,505	185,163
Beiersdorf AG	792	94,966
Brenntag AG	1,140	55,937
Carl Zeiss Meditec AG	302	29,786
Commerzbank AG	7,915	56,840
Continental AG	879	127,999
Covestro AG144A @	1,214	61,804
Daimler AG	7,156	399,103
Delivery Hero S.E.*144A @	704	31,956
Deutsche Bank AG	15,234	117,470
Deutsche Boerse AG	1,504	212,320
Deutsche Lufthansa AG	1,773	30,400
Deutsche Post AG	7,816	257,122
Deutsche Telekom AG	26,198	453,871
Deutsche Wohnen S.E.	2,669	97,801
E.ON S.E.	17,438	189,204
Evonik Industries AG	1,319	38,433
Fraport AG Frankfurt Airport Services Worldwide	349	30,040
Fresenius Medical Care AG & Co., KGaA	1,627	127,774
Fresenius S.E. & Co., KGaA	3,201	173,814
GEA Group AG	1,137	32,269
Hannover Rueck S.E.	474	76,643
HeidelbergCement AG	1,153	93,307
Henkel AG & Co., KGaA	773	71,044
HOCHTIEF AG	160	19,485
HUGO BOSS AG	454	30,257
Infineon Technologies AG	9,051	160,833
Innogy S.E.	1,102	47,179
KION Group AG	553	34,972
Knorr-Bremse AG	363	40,492
LANXESS AG	691	41,038
Merck KGaA	1,036	108,212
METRO AG	1,204	22,000
MTU Aero Engines AG	398	94,927
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,179	295,525
Puma S.E.	680	45,350
RWE AG	4,378	108,030
SAP S.E.	7,701	1,055,744
Siemens AG	6,001	714,451
Siemens Healthineers AG144A @	1,145	48,248
Symrise AG	1,032	99,372
Telefonica Deutschland Holding AG	5,808	16,227
thyssenkrupp AG	3,349	48,898
TUI AG	3,515	34,512
Uniper S.E.	1,539	46,635
United Internet AG	908	29,915
Volkswagen AG	247	42,367
Vonovia S.E.	3,871	184,917
Wirecard AG	897	151,428
Zalando S.E.*144A @	869	38,476

		8,916,309

	Number of Shares	Value†

Hong Kong — 3.5%
AIA Group Ltd.	94,600	$1,021,576
ASM Pacific Technology Ltd.	2,500	25,631
BOC Hong Kong Holdings Ltd.	28,000	110,240
CK Asset Holdings Ltd.	19,670	154,096
CK Hutchison Holdings Ltd.	20,628	203,469
CK Infrastructure Holdings Ltd.	5,000	40,751
CLP Holdings Ltd.	12,500	137,748
Dairy Farm International Holdings Ltd.	2,600	18,585
Galaxy Entertainment Group Ltd.	16,000	107,632
Hang Lung Properties Ltd.	14,000	33,306
Hang Seng Bank Ltd.	5,900	146,854
Henderson Land Development Co., Ltd.	11,891	65,559
HK Electric Investments & HK Electric Investments Ltd.	20,777	21,274
HKT Trust & HKT Ltd.	30,240	48,002
Hong Kong & China Gas Co., Ltd.	80,846	179,228
Hong Kong Exchanges & Clearing Ltd.	9,365	330,960
Hongkong Land Holdings Ltd.	9,000	58,012
Hysan Development Co., Ltd.	5,140	26,559
Kerry Properties Ltd.	5,509	23,141
Link REIT	16,676	205,205
Melco Resorts & Entertainment Ltd. ADR	1,367	29,691
MGM China Holdings Ltd.	8,400	14,270
MTR Corp., Ltd.	11,671	78,614
New World Development Co., Ltd.	45,832	71,689
NWS Holdings Ltd.	10,013	20,594
PCCW Ltd.	33,068	19,083
Power Assets Holdings Ltd.	10,500	75,538
Shangri-La Asia Ltd.	6,666	8,395
Sino Land Co., Ltd.	23,079	38,705
SJM Holdings Ltd.	17,000	19,331
Sun Hung Kai Properties Ltd.	12,161	206,312
Swire Pacific Ltd., A Shares	3,500	43,005
Swire Properties Ltd.	9,336	37,743
Techtronic Industries Co., Ltd.	10,000	76,608
The Bank of East Asia Ltd.	8,875	24,818
The Wharf Holdings Ltd.	9,000	23,853
Vitasoy International Holdings Ltd.	6,000	28,854
WH Group Ltd.144A @	77,323	78,436
Wharf Real Estate Investment Co., Ltd.	9,000	63,427
Wheelock & Co., Ltd.	6,000	43,084
Yue Yuen Industrial Holdings Ltd.	4,500	12,343

		3,972,221

Ireland — 0.7%
AIB Group PLC	6,225	25,472
Bank of Ireland Group PLC	7,345	38,426
CRH PLC	6,423	209,950
Experian PLC	6,923	209,695
Flutter Entertainment PLC	632	47,531
James Hardie Industries PLC	3,548	46,707
Kerry Group PLC, A Shares	1,262	150,683
Kingspan Group PLC	1,165	63,269
Smurfit Kappa Group PLC	1,724	52,241

		843,974

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Isle of Man — 0.0%
GVC Holdings PLC	4,148	$34,385

Israel — 0.6%
Azrieli Group Ltd.	283	18,990
Bank Hapoalim BM	8,292	61,578
Bank Leumi Le-Israel BM	11,337	81,944
Check Point Software Technologies Ltd.*	1,012	116,997
CyberArk Software Ltd.*	300	38,352
Elbit Systems Ltd.	186	27,752
Israel Chemicals Ltd.	5,884	30,955
Israel Discount Bank Ltd., A Shares	8,729	35,592
Mizrahi Tefahot Bank Ltd.*	1,214	28,044
Nice Ltd.*	488	66,805
Teva Pharmaceutical Industries Ltd.*	7,232	66,293
Teva Pharmaceutical Industries Ltd. ADR*	1,100	10,153
Wix.com Ltd.*	400	56,840

		640,295

Italy — 2.0%
Assicurazioni Generali SpA	8,251	155,346
Atlantia SpA	3,881	101,202
Davide Campari-Milano SpA	4,464	43,732
Enel SpA	63,945	446,064
Eni SpA	20,048	333,345
Ferrari N.V.	972	157,600
FinecoBank Banca Fineco SpA	3,881	43,295
Intesa Sanpaolo SpA	117,586	251,728
Leonardo SpA	3,179	40,331
Mediobanca Banca di Credito Finanziario SpA	4,539	46,805
Moncler SpA	1,369	58,677
Pirelli & C SpA144A @	3,060	18,063
Poste Italiane SpA144A @	4,029	42,456
Prysmian SpA	1,822	37,646
Recordati SpA	813	33,886
Snam SpA	15,675	77,980
Telecom Italia SpA*	60,149	32,839
Telecom Italia SpA, RSP	40,890	21,202
Terna Rete Elettrica Nasionale SpA	10,172	64,812
UniCredit SpA	15,918	195,932

		2,202,941

Japan — 22.9%
ABC-Mart, Inc.	200	13,043
Acom Co., Ltd.	3,200	11,548
Advantest Corp.	1,500	41,296
Aeon Co., Ltd.	5,300	91,210
AEON Financial Service Co., Ltd.	700	11,298
Aeon Mall Co., Ltd.	710	10,698
AGC, Inc.	1,400	48,499
Air Water, Inc.	1,000	17,168
Aisin Seiki Co., Ltd.	1,200	41,394
Ajinomoto Co., Inc.	3,400	58,986
Alfresa Holdings Corp.	1,300	32,150
Alps Alpine Co., Ltd.	1,400	23,710
Amada Holdings Co., Ltd.	2,400	27,128

	Number of Shares	Value†

Japan — (continued)
ANA Holdings, Inc.	800	$26,517
Aozora Bank Ltd.	1,000	24,045
Asahi Group Holdings Ltd.	2,900	130,554
Asahi Intecc Co., Ltd.	1,400	34,607
Asahi Kasei Corp.	9,500	101,560
Astellas Pharma, Inc.	14,900	212,336
Bandai Namco Holdings, Inc.	1,500	72,787
Benesse Holdings, Inc.	500	11,669
Bridgestone Corp.	4,600	181,465
Brother Industries Ltd.	1,800	34,094
Calbee, Inc.	600	16,205
Canon, Inc.	7,700	225,480
Casio Computer Co., Ltd.	1,500	18,702
Central Japan Railway Co.	1,100	220,559
Chubu Electric Power Co., Inc.	5,200	73,046
Chugai Pharmaceutical Co., Ltd.	1,700	111,338
Coca-Cola Bottlers Japan Holdings, Inc.	1,000	25,364
Concordia Financial Group Ltd.	8,800	32,843
Credit Saison Co., Ltd.	1,000	11,736
CyberAgent, Inc.	800	29,154
Dai Nippon Printing Co., Ltd.	2,000	42,714
Dai-ichi Life Holdings, Inc.	8,100	122,551
Daicel Corp.	2,000	17,824
Daifuku Co., Ltd.	800	45,187
Daiichi Sankyo Co., Ltd.	4,400	230,760
Daikin Industries Ltd.	2,000	261,878
Daito Trust Construction Co., Ltd.	600	76,519
Daiwa House Industry Co., Ltd.	4,300	125,649
Daiwa House REIT Investment Corp.	16	38,621
Daiwa Securities Group, Inc.	13,000	57,076
Denso Corp.	3,300	139,148
Dentsu, Inc.	1,700	59,455
Disco Corp.	200	33,003
East Japan Railway Co.	2,400	224,745
Eisai Co., Ltd.	1,900	107,685
Electric Power Development Co., Ltd.	1,000	22,756
FamilyMart UNY Holdings Co., Ltd.	2,000	47,749
FANUC Corp.	1,500	278,719
Fast Retailing Co., Ltd.	500	302,649
Fuji Electric Co., Ltd.	1,100	38,122
FUJIFILM Holdings Corp.	2,900	147,232
Fujitsu Ltd.	1,500	104,829
Fukuoka Financial Group, Inc.	1,200	21,976
GMO Payment Gateway, Inc.	300	20,732
Hakuhodo DY Holdings, Inc.	1,500	25,336
Hamamatsu Photonics K.K.	1,000	39,067
Hankyu Hanshin Holdings, Inc.	1,800	64,588
Hikari Tsushin, Inc.	200	43,693
Hino Motors Ltd.	2,000	16,880
Hirose Electric Co., Ltd.	220	24,618
Hisamitsu Pharmaceutical Co., Inc.	400	15,852
Hitachi Chemical Co., Ltd.	800	21,805
Hitachi Construction Machinery Co., Ltd.	700	18,313
Hitachi High-Technologies Corp.	500	25,705
Hitachi Ltd.	7,400	272,266

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Hitachi Metals Ltd.	1,400	$15,876
Honda Motor Co., Ltd.	12,800	330,992
Hoshizaki Corp.	400	29,828
Hoya Corp.	3,000	230,563
Hulic Co., Ltd.	2,500	20,127
Idemitsu Kosan Co., Ltd.	1,356	41,012
IHI Corp.	1,200	29,010
Iida Group Holdings Co., Ltd.	1,000	16,190
Inpex Corp.	8,100	73,413
Isetan Mitsukoshi Holdings Ltd.	2,500	20,294
Isuzu Motors Ltd.	4,000	45,684
ITOCHU Corp.	10,700	204,980
Itochu Techno-Solutions Corp.	700	17,996
J. Front Retailing Co., Ltd.	2,000	22,977
Japan Airlines Co., Ltd.	800	25,533
Japan Airport Terminal Co., Ltd.	300	12,831
Japan Exchange Group, Inc.	4,000	63,707
Japan Post Bank Co., Ltd.	3,000	30,485
Japan Post Holdings Co., Ltd.	12,300	139,298
Japan Prime Realty Investment Corp.	6	26,004
Japan Real Estate Investment Corp.	10	60,868
Japan Retail Fund Investment Corp.	20	40,452
Japan Tobacco, Inc.	9,500	209,415
JFE Holdings, Inc.	3,800	55,954
JGC Corp.	1,600	21,890
JSR Corp.	1,500	23,760
JTEKT Corp.	1,500	18,239
JXTG Holdings, Inc.	24,090	120,062
Kajima Corp.	3,500	48,141
Kakaku.com, Inc.	1,100	21,274
Kamigumi Co., Ltd.	1,000	23,714
Kaneka Corp.	400	15,081
Kansai Paint Co., Ltd.	1,400	29,423
Kao Corp.	3,900	297,587
Kawasaki Heavy Industries Ltd.	1,000	23,584
KDDI Corp.	14,000	356,254
Keihan Holdings Co., Ltd.	800	34,904
Keikyu Corp.	1,600	27,588
Keio Corp.	800	52,723
Keisei Electric Railway Co., Ltd.	1,000	36,475
Keyence Corp.	682	420,605
Kikkoman Corp.	1,200	52,328
Kintetsu Group Holdings Co., Ltd.	1,300	62,325
Kirin Holdings Co., Ltd.	6,300	136,033
Kobayashi Pharmaceutical Co., Ltd.	400	28,698
Kobe Steel Ltd.	2,600	17,066
Koito Manufacturing Co., Ltd.	800	42,813
Komatsu Ltd.	7,000	169,945
Konami Holdings Corp.	700	32,927
Konica Minolta, Inc.	3,200	31,179
Kose Corp.	300	50,635
Kubota Corp.	8,400	140,335
Kuraray Co., Ltd.	2,600	31,146
Kurita Water Industries Ltd.	800	19,932
Kyocera Corp.	2,500	163,809

	Number of Shares	Value†

Japan — (continued)
Kyowa Kirin Co., Ltd.	2,000	$36,087
Kyushu Electric Power Co., Inc.	2,900	28,491
Kyushu Railway Co.	1,200	35,007
Lawson, Inc.	400	19,217
LINE Corp.*	600	16,875
Lion Corp.	1,500	27,983
LIXIL Group Corp.	2,100	33,312
M3, Inc.	3,000	55,053
Makita Corp.	1,600	54,628
Marubeni Corp.	11,700	77,662
Marui Group Co., Ltd.	1,500	30,590
Maruichi Steel Tube Ltd.	300	8,349
Mazda Motor Corp.	4,500	46,581
McDonald’s Holdings Co., Japan Ltd.	400	17,648
Mebuki Financial Group, Inc.	7,020	18,344
Medipal Holdings Corp.	1,600	35,390
MEIJI Holdings Co., Ltd.	900	64,351
Mercari, Inc.*	600	15,983
MINEBEA MITSUMI, Inc.	3,000	51,113
MISUMI Group, Inc.	2,200	55,455
Mitsubishi Chemical Holdings Corp.	9,500	66,512
Mitsubishi Corp.	10,700	282,752
Mitsubishi Electric Corp.	14,000	185,081
Mitsubishi Estate Co., Ltd.	9,400	175,192
Mitsubishi Gas Chemical Co., Inc.	1,100	14,713
Mitsubishi Heavy Industries Ltd.	2,400	104,669
Mitsubishi Materials Corp.	900	25,640
Mitsubishi Motors Corp.	5,200	24,976
Mitsubishi Tanabe Pharma Corp.	1,900	21,144
Mitsubishi UFJ Financial Group, Inc.	96,700	460,580
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	18,599
Mitsui & Co., Ltd.	13,100	213,830
Mitsui Chemicals, Inc.	1,400	34,782
Mitsui Fudosan Co., Ltd.	7,100	172,560
Mitsui OSK Lines Ltd.	1,000	24,013
Mizuho Financial Group, Inc.	190,380	276,837
MonotaRO Co., Ltd.	1,000	24,496
MS&AD Insurance Group Holdings, Inc.	3,690	117,292
Murata Manufacturing Co., Ltd.	4,600	207,095
Nabtesco Corp.	900	25,143
Nagoya Railroad Co., Ltd.	1,400	38,772
NEC Corp.	2,000	78,922
Nexon Co., Ltd.*	3,700	54,056
NGK Insulators Ltd.	2,000	29,249
NGK Spark Plug Co., Ltd.	1,100	20,695
NH Foods Ltd.	800	34,300
Nidec Corp.	1,800	247,203
Nikon Corp.	2,400	34,127
Nintendo Co., Ltd.	900	330,209
Nippon Building Fund, Inc.	10	68,496
Nippon Electric Glass Co., Ltd.	700	17,791
Nippon Express Co., Ltd.	600	31,980
Nippon Paint Holdings Co., Ltd.	1,100	42,824
Nippon Prologis REIT, Inc.	15	34,648
Nippon Steel Corp.	6,517	112,158

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Nippon Telegraph & Telephone Corp.	5,100	$237,607
Nippon Yusen K.K.	1,300	20,923
Nissan Chemical Corp.	1,000	45,178
Nissan Motor Co., Ltd.	18,100	129,641
Nisshin Seifun Group, Inc.	1,315	30,033
Nissin Foods Holdings Co., Ltd.	500	32,251
Nitori Holdings Co., Ltd.	600	79,621
Nitto Denko Corp.	1,300	64,345
Nomura Holdings, Inc.	26,000	92,045
Nomura Real Estate Holdings, Inc.	1,000	21,539
Nomura Real Estate Master Fund, Inc.	28	43,061
Nomura Research Institute Ltd.	2,730	43,902
NSK Ltd.	3,000	26,815
NTT Data Corp.	5,000	66,760
NTT DOCOMO, Inc.	10,500	244,985
Obayashi Corp.	5,000	49,394
Obic Co., Ltd.	500	56,823
Odakyu Electric Railway Co., Ltd.	2,100	51,462
Oji Holdings Corp.	6,000	34,756
Olympus Corp.	8,800	97,934
Omron Corp.	1,500	78,669
Ono Pharmaceutical Co., Ltd.	2,800	50,343
Oracle Corp. Japan	300	21,965
Oriental Land Co., Ltd.	1,600	198,493
ORIX Corp.	10,200	152,438
Osaka Gas Co., Ltd.	2,900	50,611
Otsuka Corp.	800	32,262
Otsuka Holdings Co., Ltd.	2,900	94,763
Pan Pacific International Holdings Corp.	800	50,864
Panasonic Corp.	17,100	142,839
Park24 Co., Ltd.	800	18,678
PeptiDream, Inc.*	700	35,953
Persol Holdings Co., Ltd.	1,400	33,007
Pigeon Corp.	900	36,293
Pola Orbis Holdings, Inc.	800	22,418
Rakuten, Inc.	6,300	75,317
Recruit Holdings Co., Ltd.	9,400	314,730
Renesas Electronics Corp.*	6,600	32,833
Resona Holdings, Inc.	16,400	68,414
Ricoh Co., Ltd.	5,000	50,021
Rinnai Corp.	300	19,110
Rohm Co., Ltd.	700	47,163
Ryohin Keikaku Co., Ltd.	200	36,237
Sankyo Co., Ltd.	400	14,503
Santen Pharmaceutical Co., Ltd.	3,000	49,875
SBI Holdings, Inc.	1,710	42,473
Secom Co., Ltd.	1,600	137,872
Sega Sammy Holdings, Inc.	1,200	14,610
Seibu Holdings, Inc.	1,600	26,710
Seiko Epson Corp.	2,200	34,857
Sekisui Chemical Co., Ltd.	3,000	45,172
Sekisui House Ltd.	4,600	75,792
Seven & i Holdings Co., Ltd.	6,000	203,288
Seven Bank Ltd.	5,300	13,890
SG Holdings Co., Ltd.	1,100	31,278

	Number of Shares	Value†

Japan — (continued)
Sharp Corp.	1,200	$13,237
Shimadzu Corp.	1,600	39,389
Shimamura Co., Ltd.	200	14,973
Shimano, Inc.	600	89,406
Shimizu Corp.	4,000	33,305
Shin-Etsu Chemical Co., Ltd.	2,800	261,973
Shinsei Bank Ltd.	1,400	21,787
Shionogi & Co., Ltd.	2,100	121,344
Shiseido Co., Ltd.	3,200	242,037
Showa Denko K.K.	1,000	29,593
SMC Corp.	500	187,437
Softbank Corp.	12,700	164,984
SoftBank Group Corp.	13,000	626,149
Sohgo Security Services Co., Ltd.	500	23,111
Sompo Holdings, Inc.	2,725	105,407
Sony Corp.	10,000	525,500
Sony Financial Holdings, Inc.	1,200	28,878
Stanley Electric Co., Ltd.	1,000	24,657
Subaru Corp.	4,700	114,432
SUMCO Corp.	1,800	21,456
Sumitomo Chemical Co., Ltd.	12,000	55,876
Sumitomo Corp.	9,500	144,287
Sumitomo Dainippon Pharma Co., Ltd.	1,100	20,941
Sumitomo Electric Industries Ltd.	5,900	77,659
Sumitomo Heavy Industries Ltd.	800	27,638
Sumitomo Metal Mining Co., Ltd.	1,800	53,958
Sumitomo Mitsui Financial Group, Inc.	10,500	372,180
Sumitomo Mitsui Trust Holdings, Inc.	2,543	92,391
Sumitomo Realty & Development Co., Ltd.	2,700	96,592
Sumitomo Rubber Industries Ltd.	1,200	13,899
Sundrug Co., Ltd.	600	16,272
Suntory Beverage & Food Ltd.	1,000	43,482
Suzuken Co., Ltd.	640	37,609
Suzuki Motor Corp.	2,900	136,434
Sysmex Corp.	1,300	85,046
T&D Holdings, Inc.	4,300	46,799
Taiheiyo Cement Corp.	800	24,289
Taisei Corp.	1,600	58,282
Taisho Pharmaceutical Holdings Co., Ltd.	300	23,108
Taiyo Nippon Sanso Corp.	1,000	21,291
Takeda Pharmaceutical Co., Ltd.	11,695	416,024
TDK Corp.	1,000	77,894
Teijin Ltd.	1,200	20,501
Terumo Corp.	5,100	152,355
The Bank of Kyoto Ltd.	400	15,508
The Chiba Bank Ltd.	5,000	24,485
The Chugoku Electric Power Co., Inc.	2,100	26,483
The Kansai Electric Power Co., Inc.	5,400	61,902
The Shizuoka Bank Ltd.	3,200	23,631
The Yokohama Rubber Co., Ltd.	1,000	18,412
THK Co., Ltd.	1,000	24,053
Tobu Railway Co., Ltd.	1,400	40,858
Toho Co., Ltd.	900	38,344
Toho Gas Co., Ltd.	600	22,123
Tohoku Electric Power Co., Inc.	3,500	35,416

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tokio Marine Holdings, Inc.	5,100	$255,894
Tokyo Century Corp.	300	12,695
Tokyo Electric Power Co., Holdings, Inc.*	12,400	64,766
Tokyo Electron Ltd.	1,200	168,666
Tokyo Gas Co., Ltd.	3,000	70,716
Tokyu Corp.	4,000	71,019
Tokyu Fudosan Holdings Corp.	4,000	22,137
Toppan Printing Co., Ltd.	2,000	30,413
Toray Industries, Inc.	11,000	83,572
Toshiba Corp.	4,200	130,934
Tosoh Corp.	1,800	25,389
TOTO Ltd.	1,000	39,602
Toyo Seikan Group Holdings Ltd.	1,000	19,883
Toyo Suisan Kaisha Ltd.	600	24,731
Toyoda Gosei Co., Ltd.	400	7,817
Toyota Industries Corp.	1,200	66,183
Toyota Motor Corp.	17,868	1,108,957
Toyota Tsusho Corp.	1,600	48,603
Trend Micro, Inc.	900	40,216
Tsuruha Holdings, Inc.	300	27,823
Unicharm Corp.	3,000	90,446
United Urban Investment Corp.	21	35,199
USS Co., Ltd.	1,500	29,633
Welcia Holdings Co., Ltd.	400	16,320
West Japan Railway Co.	1,300	105,216
Yahoo Japan Corp.	21,700	63,832
Yakult Honsha Co., Ltd.	900	53,117
Yamada Denki Co., Ltd.	5,300	23,456
Yamaha Corp.	1,200	57,117
Yamaha Motor Co., Ltd.	2,100	37,430
Yamato Holdings Co., Ltd.	2,300	46,882
Yamazaki Baking Co., Ltd.	1,000	15,141
Yaskawa Electric Corp.	1,800	61,555
Yokogawa Electric Corp.	1,600	31,492
ZOZO, Inc.	1,500	28,150

		25,824,205

Luxembourg — 0.3%
ArcelorMittal	5,168	92,445
Aroundtown S.A.	5,880	48,511
Eurofins Scientific S.E.	87	38,390
Millicom International Cellular S.A.	489	27,526
RTL Group S.A.	294	15,048
SES S.A.	2,712	42,352
Tenaris S.A.	3,478	45,617

		309,889

Macau — 0.0%
Wynn Macau Ltd.	12,400	27,759

Netherlands — 6.0%
ABN AMRO Bank N.V.144A @	3,103	66,396
Adyen N.V.*144A @	78	60,168
Aegon N.V.	14,606	72,555
AerCap Holdings N.V.*	1,113	57,887
Airbus S.E.	4,569	646,612

	Number of Shares	Value†

Netherlands — (continued)
Akzo Nobel N.V.	1,808	$169,898
ASML Holding N.V.	3,340	695,020
CNH Industrial N.V.	7,476	76,803
EXOR N.V.	848	59,410
Heineken Holding N.V.	885	92,700
Heineken N.V.	2,050	228,478
ING Groep N.V.	30,652	355,065
Koninklijke Ahold Delhaize N.V.	9,365	210,241
Koninklijke DSM N.V.	1,399	172,615
Koninklijke KPN N.V.	28,750	88,285
Koninklijke Philips N.V.	7,302	317,461
Koninklijke Vopak N.V.	584	26,894
NN Group N.V.	2,417	97,161
NXP Semiconductors N.V.	2,296	224,113
QIAGEN N.V.*	1,662	67,630
Randstad N.V.	923	50,657
Royal Dutch Shell PLC, A Shares	34,678	1,131,810
Royal Dutch Shell PLC, B Shares	29,351	961,739
Unilever N.V.*	11,433	694,648
Wolters Kluwer N.V.	2,186	159,034

		6,783,280

New Zealand — 0.2%
a2 Milk Co., Ltd.*	5,597	55,327
Auckland International Airport Ltd.	8,209	54,346
Fisher & Paykel Healthcare Corp. Ltd.	4,362	45,376
Fletcher Building Ltd.	5,870	19,127
Meridian Energy Ltd.	10,924	34,904
Ryman Healthcare Ltd.	2,831	22,359
Spark New Zealand Ltd.	14,196	38,192

		269,631

Norway — 0.7%
Aker BP ASA	827	23,852
DNB ASA	7,676	143,032
Equinor ASA	7,543	149,633
Gjensidige Forsikring ASA	1,418	28,580
Mowi ASA	3,540	82,832
Norsk Hydro ASA	10,203	36,544
Orkla ASA	6,430	57,066
Schibsted ASA, B Shares	698	18,214
Telenor ASA	5,795	123,122
Yara International ASA	1,445	70,199

		733,074

Portugal — 0.1%
Banco Espirito Santo S.A.	27,017	0
EDP — Energias de Portugal S.A.	18,562	70,544
Galp Energia SGPS S.A.	3,702	56,934
Jeronimo Martins SGPS S.A.	2,107	33,963

		161,441

Singapore — 1.4%
Ascendas Real Estate Investment Trust	19,362	44,677
CapitaLand Commercial Trust	18,656	29,937
CapitaLand Ltd.	18,600	48,569

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
CapitaLand Mall Trust	21,700	$42,202
City Developments Ltd.	3,000	21,015
ComfortDelGro Corp. Ltd.	15,200	29,892
DBS Group Holdings Ltd.	14,210	272,975
Genting Singapore Ltd.	46,800	31,841
Golden Agri-Resources Ltd.	65,000	13,955
Jardine Cycle & Carriage Ltd.	611	16,373
Jardine Matheson Holdings Ltd.	1,800	113,532
Keppel Corp. Ltd.	11,600	57,158
Oversea-Chinese Banking Corp. Ltd.	24,659	208,004
SATS Ltd.	5,300	20,449
Sembcorp Industries Ltd.	9,000	16,041
Singapore Airlines Ltd.	4,000	27,409
Singapore Exchange Ltd.	6,000	35,151
Singapore Press Holdings Ltd.	12,400	22,366
Singapore Technologies Engineering Ltd.	12,000	36,753
Singapore Telecommunications Ltd.	63,200	163,582
Suntec Real Estate Investment Trust	16,000	22,954
United Overseas Bank Ltd.	9,537	184,371
UOL Group Ltd.	4,307	24,059
Venture Corp. Ltd.	2,100	25,355
Wilmar International Ltd.	16,100	44,073

		1,552,693

Spain — 2.9%
ACS Actividades de Construccion y Servicios S.A.	1,971	78,858
Aena SME S.A.144A @	527	104,453
Amadeus IT Group S.A.	3,464	274,506
Banco Bilbao Vizcaya Argentaria S.A.	52,589	293,325
Banco de Sabadell S.A.	40,310	41,783
Banco Santander S.A.	127,473	590,793
Bankia S.A.	9,428	22,269
Bankinter S.A.	4,820	33,224
CaixaBank S.A.	28,028	80,385
Cellnex Telecom S.A.*144A @	1,456	53,862
Enagas S.A.	1,740	46,435
Endesa S.A.	2,463	63,350
Ferrovial S.A.	3,969	101,601
Grifols S.A.	2,429	71,883
Iberdrola S.A.	46,121	459,189
Industria de Diseno Textil S.A.	8,378	252,071
Mapfre S.A.	8,177	23,912
Naturgy Energy Group S.A.	2,261	62,310
Red Electrica Corp. S.A.	3,505	73,002
Repsol S.A.	11,129	174,646
Siemens Gamesa Renewable Energy S.A.	1,855	30,832
Telefonica S.A.	36,833	302,889

		3,235,578

Sweden — 2.3%
Alfa Laval AB	2,584	56,467
Assa Abloy AB, B Shares	7,608	171,657
Atlas Copco AB, A Shares	5,080	162,792
Atlas Copco AB, B Shares	2,942	84,584
Boliden AB	1,973	50,556

	Number of Shares	Value†

Sweden — (continued)
Electrolux AB, B Shares	1,720	$44,090
Epiroc AB, A Shares	5,080	52,930
Epiroc AB, B Shares	2,942	29,183
Essity AB, B Shares	4,611	141,850
Hennes & Mauritz AB, B Shares	6,441	114,432
Hexagon AB, B Shares	1,938	107,760
Husqvarna AB, B Shares	2,834	26,539
ICA Gruppen AB	771	33,144
Industrivarden AB, C Shares	1,227	27,226
Investor AB, B Shares	3,449	165,859
Kinnevik AB, B Shares	1,832	47,686
L E Lundbergforetagen AB, B Shares	602	22,561
Lundin Petroleum AB	1,488	46,361
Sandvik AB	8,817	162,022
Securitas AB, B Shares	2,230	39,142
Skandinaviska Enskilda Banken AB, A Shares	12,734	117,903
Skanska AB, B Shares	2,417	43,673
SKF AB, B Shares	2,667	49,098
Svenska Handelsbanken AB, A Shares	11,598	114,457
Swedbank AB, A Shares	6,908	103,995
Swedish Match AB	1,295	54,750
Tele2 AB, B Shares	3,797	55,456
Telefonaktiebolaget LM Ericsson, B Shares	24,290	230,554
Telia Co., AB	22,078	97,879
Volvo AB, B Shares	11,785	187,260

		2,641,866

Switzerland — 9.4%
ABB Ltd.	14,542	291,540
Adecco Group AG	1,232	74,040
Alcon, Inc.*	3,304	204,021
Baloise Holding AG	370	65,529
Barry Callebaut AG	17	34,120
Chocoladefabriken Lindt & Spruengli AG	1	81,336
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	8	58,239
Cie Financiere Richemont S.A.	4,112	349,423
Clariant AG*	1,425	28,992
Coca-Cola HBC AG*	1,625	61,385
Credit Suisse Group AG*	20,206	241,849
Dufry AG*	370	31,355
EMS-Chemie Holding AG	65	42,195
Geberit AG	295	137,891
Givaudan S.A.	73	206,191
Glencore PLC*	87,716	303,580
Julius Baer Group Ltd.*	1,680	74,851
Kuehne + Nagel International AG	402	59,712
LafargeHolcim Ltd.*	3,784	185,010
Lonza Group AG*	590	199,180
Nestle S.A.	23,961	2,480,496
Novartis AG	16,971	1,549,313
Pargesa Holding S.A.	272	20,978
Partners Group Holding AG	150	117,963
Roche Holding AG	5,499	1,546,252
Schindler Holding AG	145	31,699

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Schindler Holding AG, Participation Certificates	304	$67,761
SGS S.A.	40	101,954
Sika AG	1,014	173,234
Sonova Holding AG	445	101,281
STMicroelectronics N.V.	5,335	94,622
Straumann Holding AG	74	65,392
Swiss Life Holding AG	273	135,350
Swiss Prime Site AG*	579	50,567
Swiss Re AG	2,408	244,695
Swisscom AG	202	101,462
Temenos AG*	515	92,213
The Swatch Group AG	234	67,079
The Swatch Group AG, Registered Shares	425	23,032
UBS Group AG*	30,362	360,860
Vifor Pharma AG	334	48,276
Zurich Insurance Group AG	1,191	414,408

		10,619,326

United Kingdom — 13.5%
3i Group PLC	7,597	107,482
Admiral Group PLC	1,518	42,567
Anglo American PLC	8,060	230,262
Antofagasta PLC	2,581	30,487
Ashtead Group PLC	3,679	105,409
Associated British Foods PLC	2,750	86,090
AstraZeneca PLC	9,935	812,206
Auto Trader Group PLC144A @	6,702	46,678
Aviva PLC	31,017	164,284
BAE Systems PLC	24,719	155,357
Barclays PLC	135,305	257,358
Barratt Developments PLC	7,726	56,222
Berkeley Group Holdings PLC	1,009	47,820
BP PLC	161,001	1,121,658
British American Tobacco PLC	15,425	538,580
British American Tobacco PLC ADR	2,624	91,499
BT Group PLC	66,929	167,345
Bunzl PLC	2,529	66,731
Burberry Group PLC	3,173	75,207
Carnival PLC	1,266	55,715
Centrica PLC	43,976	49,023
Coca-Cola European Partners PLC	1,676	93,288
Coca-Cola European Partners PLC	200	11,300
Compass Group PLC	12,504	299,744
Croda International PLC	1,021	66,413
DCC PLC	798	71,191
Diageo PLC	18,956	815,874
Direct Line Insurance Group PLC	9,937	41,887
easyJet PLC	1,334	16,151
Evraz PLC	3,788	32,074
Ferguson PLC	1,737	123,657
Fiat Chrysler Automobiles N.V.	8,682	120,493
Fresnillo PLC	1,565	17,321
G4S PLC	12,521	33,126
GlaxoSmithKline PLC	38,929	780,329
Halma PLC	2,847	73,119

	Number of Shares	Value†

United Kingdom — (continued)
Hargreaves Lansdown PLC	2,059	$50,308
HSBC Holdings PLC	157,009	1,310,443
Imperial Brands PLC	7,583	177,937
Informa PLC	9,584	101,637
InterContinental Hotels Group PLC	1,282	84,317
Intertek Group PLC	1,257	87,877
Investec PLC	4,543	29,533
ITV PLC	27,237	37,354
J. Sainsbury PLC	12,992	32,285
John Wood Group PLC	5,233	30,132
Johnson Matthey PLC	1,520	64,262
Kingfisher PLC	16,836	45,890
Land Securities Group PLC	5,379	56,979
Legal & General Group PLC	46,330	158,728
Lloyds Banking Group PLC	561,187	403,057
London Stock Exchange Group PLC	2,487	173,306
Marks & Spencer Group PLC	15,574	41,641
Meggitt PLC	5,739	38,236
Melrose Industries PLC	36,991	85,034
Merlin Entertainments PLC144A @	5,527	31,593
Micro Focus International PLC	2,784	73,220
Mondi PLC	2,860	65,094
National Grid PLC	26,160	278,209
Next PLC	1,027	71,918
NMC Health PLC	796	24,354
Ocado Group PLC*	3,409	50,535
Pearson PLC	5,773	60,063
Persimmon PLC	2,313	58,762
Prudential PLC	20,395	445,244
Reckitt Benckiser Group PLC	5,561	439,069
RELX PLC	8,478	205,630
RELX PLC	6,969	168,567
Rentokil Initial PLC	13,868	70,015
Rio Tinto PLC	8,952	554,069
Rolls-Royce Holdings PLC*	12,875	137,543
Royal Bank of Scotland Group PLC	36,711	102,391
RSA Insurance Group PLC	7,501	54,972
Schroders PLC	960	37,242
Segro PLC	8,768	81,407
Severn Trent PLC	1,743	45,344
Smith & Nephew PLC	6,827	148,246
Smiths Group PLC	2,951	58,714
Spirax-Sarco Engineering PLC	552	64,441
SSE PLC	8,095	115,381
St. James’s Place PLC	4,100	57,246
Standard Chartered PLC	21,440	194,502
Standard Life Aberdeen PLC	18,172	67,992
Taylor Wimpey PLC	25,341	50,851
Tesco PLC	77,466	223,310
The British Land Co., PLC	6,815	46,642
The Sage Group PLC	8,761	89,350
The Weir Group PLC	1,767	34,768
Unilever PLC	8,717	541,112
United Utilities Group PLC	4,874	48,515
Vodafone Group PLC	210,442	344,929
Whitbread PLC	1,345	79,137

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Wm Morrison Supermarkets PLC	19,571	$50,095
WPP PLC	9,426	118,735

		15,302,110

TOTAL COMMON STOCKS (Cost $85,953,694)		108,383,715

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	454	28,130
FUCHS PETROLUB S.E.	492	19,316
Henkel AG & Co., KGaA	1,419	138,806
Porsche Automobil Holding S.E.	1,203	77,936
Sartorius AG	272	55,783
Volkswagen AG	1,467	247,098

TOTAL PREFERRED STOCKS (Cost $457,637)		567,069

RIGHTS — 0.0%
Spain — 0.0%
Repsol S.A.*	10,450	5,796
ACS Actividades de Construccion y Servicios S.A.*	1,971	3,093

TOTAL RIGHTS (Cost $9,165)		8,889

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $3,062,150)	3,062,150	3,062,150

TOTAL INVESTMENTS — 99.1% (Cost $89,482,646)		112,021,823

Other Assets & Liabilities — 0.9%		1,003,367

TOTAL NET ASSETS — 100.0%		$113,025,190

†	See Security Valuation Note.
*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $885,748, which represents 0.8% of the Fund’s net assets.

PLC — Public Limited Company.

ADR — American Depositary Receipt.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.3%		$302,785
Aerospace & Defense	1.6%		1,756,751
Agriculture	1.0%		1,130,209
Airlines	0.1%		126,010
Apparel	2.0%		2,119,637
Auto Manufacturers	3.0%		3,249,328
Auto Parts & Equipment	1.0%		1,115,811
Banks	10.8%		11,735,895
Beverages	2.5%		2,766,477
Biotechnology	0.7%		781,987
Building & Real Estate	0.2%		165,835
Building Materials	1.4%		1,545,228
Chemicals	3.2%		3,428,318
Commercial Services	2.4%		2,638,584
Computers	0.7%		736,999
Cosmetics & Personal Care	2.6%		2,802,945
Distribution & Wholesale	1.1%		1,178,875
Diversified Financial Services	2.1%		2,310,955
Diversified Operations	0.2%		223,621
Electric	2.6%		2,780,704
Electrical Components & Equipment	1.2%		1,341,903
Electronics	1.6%		1,702,110
Energy-Alternate Sources	0.2%		233,241
Engineering & Construction	1.3%		1,419,984
Entertainment	0.5%		508,419
Environmental Control	—%	+	19,932
Food	5.0%		5,444,451
Food Service	0.1%		81,592
Forest Products & Paper	0.3%		313,595
Gas	0.8%		836,635
Hand & Machine Tools	0.6%		675,333
Healthcare Products	1.7%		1,847,008
Healthcare Services	0.5%		536,433
Holding Companies	0.4%		398,042
Home Builders	0.3%		310,623
Home Furnishings	0.7%		787,697
Hotels & Resorts	0.1%		158,556
Household Products & Wares	0.5%		527,329
Insurance	5.8%		6,238,379
Internet	0.6%		598,948
Investment Companies	0.3%		317,137
Iron & Steel	0.5%		511,368
Leisure Time	0.3%		301,596
Lodging	0.4%		442,746
Machinery — Construction & Mining	0.8%		913,956
Machinery — Diversified	1.1%		1,153,149
Media	0.6%		635,455
Metal Fabricate/Hardware	0.3%		356,991
Mining	2.7%		2,897,785
Miscellaneous Manufacturing	1.1%		1,200,991
Office & Business Equipment	0.3%		341,537
Oil & Gas	5.5%		5,982,174
Packaging and Containers	—%	+	19,883
Pharmaceuticals	8.1%		8,802,647
Pipelines	0.1%		97,169
Real Estate	1.8%		1,932,495
Real Estate Investment Trusts	1.5%		1,649,080
Real Estate Management Services	0.2%		184,917

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Retail	2.2%		$2,378,259
Semiconductors	1.4%		1,511,633
Shipbuilding	—%	+	21,526
Software	2.0%		2,146,342
Telecommunications	4.4%		4,777,272
Textiles	0.1%		135,219
Toys, Games & Hobbies	0.4%		402,996
Transportation	1.9%		2,049,289
Venture Capital	0.1%		107,482
Water	0.2%		235,457

+ Less than 0.05%	100.0%		$108,383,715

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$8,156,091	$—	$8,156,091	$—
Austria	242,027	—	242,027	—
Belgium	1,064,628	—	1,064,628	—
Bermuda	64,867	—	64,867	—
China	152,342	37,185	115,157	—
Denmark	1,872,308	—	1,872,308	—
Finland	1,241,445	48,793	1,192,652	—
France	11,519,030	273,300	11,245,730	—
Germany	8,916,309	108,756	8,807,553	—
Hong Kong	3,972,221	77,693	3,894,528	—
Ireland	843,974	110,800	733,174	—
Isle of Man	34,385	—	34,385	—
Israel	640,295	222,342	417,953	—
Italy	2,202,941	—	2,202,941	—
Japan	25,824,205	—	25,824,205	—
Luxembourg	309,889	—	309,889	—
Macau	27,759	—	27,759	—
Netherlands	6,783,280	282,000	6,501,280	—
New Zealand	269,631	—	269,631	—
Norway	733,074	—	733,074	—
Portugal	161,441	—	161,441	—
Singapore	1,552,693	—	1,552,693	—
Spain	3,235,578	—	3,235,578	—
Sweden	2,641,866	33,144	2,608,722	—
Switzerland	10,619,326	285,357	10,333,969	—
United Kingdom	15,302,110	196,087	15,106,023	—

TOTAL COMMON STOCKS	108,383,715	1,675,457	106,708,258	—

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
PREFERRED STOCKS	$567,069	$—	$567,069	$—
RIGHTS	8,889	8,889	—	—
SHORT-TERM INVESTMENTS	3,062,150	3,062,150	—	—

TOTAL INVESTMENTS	$112,021,823	$4,746,496	$107,275,327	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$114,063	$114,063	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$114,063	$114,063	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2018	$755
Change in Appreciation/(Depreciation)	(748)
Realized Gain (Loss)	(7)

Balance as of 6/30/19	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period.

An amount of $147,625 was transferred from Level 1 into Level 2 during the reporting period as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

An amount of $618,955 was transferred from Level 2 into Level 1 during the reporting period as a result of using quoted prices in active market for such foreign securities.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

Open futures contracts held by the Fund at June 30, 2019 were as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini MSCI EAFE Index	9/20/2019	45	50	$1,923	$4,327,425	$114,063	$—

Total							$114,063	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Australia — 1.2%
CSL Ltd.	26,628	$4,032,115

Belgium — 3.4%
Anheuser-Busch InBev N.V.	127,641	11,295,000

Brazil — 1.2%
Equatorial Energia SA	159,175	3,828,955

Canada — 10.1%
Alimentation Couche-Tard, Inc., Class B	200,303	12,605,071
CAE, Inc.	183,654	4,937,923
Canadian National Railway Co.	79,264	7,335,953
Constellation Software, Inc.	9,081	8,558,836

		33,437,783

China — 3.2%
Alibaba Group Holding Ltd. ADR*	38,486	6,521,453
Tencent Holdings Ltd.	86,300	3,904,162

		10,425,615

France — 12.8%
Air Liquide S.A.	61,177	8,556,730
L’Oreal S.A.	11,738	3,337,444
LVMH Moet Hennessy Louis Vuitton S.E.	12,180	5,178,030
Safran S.A.	68,869	10,074,971
Teleperformance	39,619	7,934,327
Vinci S.A.	68,947	7,041,262

		42,122,764

Germany — 5.0%
adidas AG	23,094	7,144,594
SAP S.E.	68,286	9,361,455

		16,506,049

Hong Kong — 2.2%
Techtronic Industries Co., Ltd.	932,055	7,140,317

India — 10.9%
HDFC Bank Ltd.	452,767	16,037,571
Housing Development Finance Corp. Ltd.	224,470	7,127,629
Power Grid Corp. of India Ltd.	2,242,110	6,721,650
Tata Consultancy Services Ltd.	193,405	6,241,074

		36,127,924

Ireland — 4.0%
Flutter Entertainment PLC	36,485	2,743,957
Kingspan Group PLC	103,084	5,598,276
Medtronic PLC	51,052	4,971,954

		13,314,187

Japan — 2.4%
Keyence Corp.	12,825	7,909,466

Mexico — 1.9%
Wal-Mart de Mexico S.A.B. de C.V.	2,280,227	6,223,958

Netherlands — 6.5%
Heineken N.V.	30,249	3,371,325
Unilever N.V.*	187,983	11,421,507

	Number of Shares	Value†

Netherlands — (continued)
Wolters Kluwer N.V.	92,266	$6,712,473

		21,505,305

Spain — 3.4%
Cellnex Telecom S.A.*144A @	89,938	3,327,119
Grifols S.A.	268,344	7,941,240

		11,268,359

Switzerland — 5.2%
Alcon, Inc.*	83,472	5,154,366
Nestle S.A.	116,531	12,063,551

		17,217,917

Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	105,989	4,151,589

United Kingdom — 12.5%
Ashtead Group PLC	172,797	4,950,886
Bunzl PLC	163,783	4,321,595
DCC PLC	69,636	6,212,349
Diageo PLC	120,445	5,184,004
London Stock Exchange Group PLC	76,014	5,297,010
RELX PLC	340,877	8,245,159
Rentokil Initial PLC	1,367,192	6,902,548

		41,113,551

United States — 8.3%
Alphabet, Inc., Class C*	6,453	6,975,112
Booking Holdings, Inc.*	5,587	10,474,005
Mastercard, Inc., Class A	37,228	9,847,923

		27,297,040

TOTAL COMMON STOCKS (Cost $259,974,409)		314,917,894

PREFERRED STOCKS — 1.3%

Brazil — 1.3%
Itau Unibanco Holding S.A. ADR (Cost $4,644,580)	462,895	4,360,471

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $8,766,279)	8,766,279	8,766,279

TOTAL INVESTMENTS — 99.4% (Cost $273,385,268)		328,044,644

Other Assets & Liabilities — 0.6%		1,852,078

TOTAL NET ASSETS — 100.0%		$329,896,722

144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $3,327,119, which represents 1.01% of the Fund’s net assets.

†	See Security Valuation Note.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

International Equity Fund

*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	4.8%	$15,012,894
Apparel	3.9%	12,322,624
Banks	5.1%	16,037,571
Beverages	6.3%	19,850,329
Biotechnology	1.3%	4,032,115
Building Materials	1.8%	5,598,276
Chemicals	2.7%	8,556,730
Commercial Services	6.4%	20,098,593
Computers	4.5%	14,175,401
Cosmetics & Personal Care	4.7%	14,758,951
Distribution & Wholesale	1.4%	4,321,595
Diversified Financial Services	7.1%	22,272,562
Electric	3.3%	10,550,605
Electronics	2.5%	7,909,466
Engineering & Construction	3.3%	10,368,381
Entertainment	0.9%	2,743,957
Food	3.8%	12,063,551
Hand & Machine Tools	2.3%	7,140,317
Healthcare Products	3.2%	10,126,320
Internet	8.8%	27,874,732
Media	2.1%	6,712,473
Oil & Gas	2.0%	6,212,349
Pharmaceuticals	2.5%	7,941,240
Retail	6.0%	18,829,029
Semiconductors	1.3%	4,151,589
Software	5.7%	17,920,291
Transportation	2.3%	7,335,953

	100.0%	$314,917,894

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$4,032,115	$—	$4,032,115	$—
Belgium	11,295,000	—	11,295,000	—
Brazil	3,828,955	3,828,955	—	—
Canada	33,437,783	33,437,783	—	—
China	10,425,615	6,521,453	3,904,162	—
France	42,122,764	—	42,122,764	—
Germany	16,506,049	—	16,506,049	—
Hong Kong	7,140,317	—	7,140,317	—
India	36,127,924	—	36,127,924	—
Ireland	13,314,187	13,314,187	—	—
Japan	7,909,466	—	7,909,466	—
Mexico	6,223,958	6,223,958	—	—
Netherlands	21,505,305	—	21,505,305	—
Spain	11,268,359	—	11,268,359	—
Sweden	—	—	—	—
Switzerland	17,217,917	5,154,366	12,063,551	—
Taiwan	4,151,589	4,151,589	—	—
United Kingdom	41,113,551	—	41,113,551	—
United States	27,297,040	27,297,040	—	—

TOTAL COMMON STOCKS	314,917,894	99,929,331	214,988,563	—

PREFERRED STOCKS	4,360,471	4,360,471	—	—
SHORT-TERM INVESTMENTS	8,766,279	8,766,279	—	—

TOTAL INVESTMENTS	$328,044,644	$113,056,081	$214,988,563	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period.

An amount of $7,667,356 was transferred from Level 2 into Level 1 during the reporting period as a result of using quoted prices in active market for such foreign securities.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 92.7%

Argentina — 0.4%
Grupo Financiero Galicia S.A. ADR	17,711	$628,741

Brazil — 6.1%
Ambev S.A.	466,334	2,171,396
Atacadao S.A.	286,018	1,640,156
B3 S.A. - Brasil Bolsa Balcao	197,230	1,927,640
Lojas Renner S.A.	137,947	1,688,436
Petroleo Brasileiro S.A.	203,896	1,587,648

		9,015,276

Chile — 1.0%
S.A.C.I. Falabella	216,921	1,416,497

China — 20.2%
Alibaba Group Holding Ltd. ADR*	30,897	5,235,497
Anhui Conch Cement Co., Ltd., Class H	206,500	1,292,135
Baidu, Inc. ADR*	5,000	586,800
Bank of China Ltd., Class H	6,473,000	2,731,406
China Construction Bank Corp., Class H	3,279,930	2,827,312
China International Capital Corp., Ltd., Class H144A @	257,200	519,155
China Life Insurance Co. Ltd., Class H	567,000	1,401,434
New Oriental Education & Technology Group, Inc. ADR*	13,759	1,328,844
PetroChina Co. Ltd., Class H	1,512,000	833,698
Pinduoduo, Inc. ADR*	24,100	497,183
Ping An Insurance Group Co. of China Ltd., Class H	148,000	1,779,682
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	183,500	360,762
Shenzhou International Group Holdings Ltd.	138,700	1,913,326
Sinopharm Group Co. Ltd., Class H	93,200	328,166
TAL Education Group ADR*	19,072	726,643
Tencent Holdings Ltd.	164,100	7,423,789
Yihai International Holding Ltd.*	43,000	223,079

		30,008,911

Egypt — 0.8%
Commercial International Bank Egypt S.A.E.	282,519	1,248,702

Germany — 0.9%
adidas AG	4,385	1,356,588

Hong Kong — 5.9%
China Mengniu Dairy Co. Ltd.*	413,000	1,601,253
China Mobile Ltd.	119,500	1,087,888
China Overseas Land & Investment Ltd.	304,000	1,121,977
China Resources Beer Holdings Co. Ltd.	400,000	1,900,330
China Resources Land Ltd.	178,000	783,696
China Unicom Hong Kong Ltd.	762,000	833,172
CSPC Pharmaceutical Group Ltd.	414,000	667,720
Sino Biopharmaceutical Ltd.	716,000	732,522

		8,728,558

Hungary — 2.0%
OTP Bank NYRT	46,467	1,850,381
Richter Gedeon NYRT	57,953	1,068,740

		2,919,121

	Number of Shares	Value†

India — 9.6%
Ashok Leyland Ltd.	916,223	$1,157,626
Axis Bank Ltd.	122,218	1,431,167
Eicher Motors Ltd.	2,929	811,705
Housing Development Finance Corp. Ltd.	50,235	1,595,120
ICICI Bank Ltd.	193,242	1,223,368
ICICI Bank Ltd. ADR	67,400	848,566
ICICI Prudential Life Insurance Co. Ltd.144A @	154,830	871,914
IndusInd Bank Ltd.	55,026	1,124,395
L&T Finance Holdings Ltd.	280,341	467,533
Larsen & Toubro Ltd.	55,838	1,256,328
Marico Ltd.	118,256	635,312
Shree Cement Ltd.	4,917	1,552,929
Tata Consultancy Services Ltd.	40,353	1,302,169

		14,278,132

Indonesia — 5.2%
Astra International Tbk PT	2,258,300	1,191,102
Bank Central Asia Tbk PT	1,198,100	2,542,459
Bank Mandiri Persero Tbk PT	1,123,900	638,093
Bank Rakyat Indonesia Tbk PT	4,373,800	1,350,302
Telekomunikasi Indonesia Persero Tbk PT	4,478,800	1,312,672
Unilever Indonesia Tbk PT	199,100	634,624

		7,669,252

Malaysia — 1.3%
Malayan Banking Bhd	370,801	797,208
Public Bank Bhd	197,700	1,100,866

		1,898,074

Mexico — 5.5%
Alsea S.A.B.de C.V.*	315,778	623,536
Fomento Economico Mexicano S.A.B. de C.V. ADR	22,210	2,148,817
Grupo Financiero Banorte S.A.B. de C.V., Series O	420,868	2,444,461
Infraestructura Energetica Nova S.A.B. de C.V.	267,736	1,053,577
Wal-Mart de Mexico S.A.B. de C.V.	667,464	1,821,866

		8,092,257

Peru — 2.4%
Cia de Minas Buenaventura S.A.A. ADR	125,917	2,099,036
Credicorp Ltd.	6,423	1,470,289

		3,569,325

Philippines — 1.4%
Ayala Corp.	30,400	530,650
Ayala Land, Inc.	453,950	450,359
Jollibee Foods Corp.	61,370	337,614
SM Investments Corp.	41,380	782,826

		2,101,449

Poland — 1.7%
LPP S.A.	569	1,165,212
Santander Bank Polska S.A.	14,349	1,426,711

		2,591,923

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Portugal — 1.5%
Jeronimo Martins SGPS S.A.	138,340	$2,229,926

Russia — 5.1%
MMC Norilsk Nickel PJSC ADR	70,949	1,597,771
Sberbank of Russia PJSC ADR	142,266	2,191,758
X5 Retail Group N.V. GDR	59,974	2,052,332
Yandex N.V., Class A*	46,330	1,760,540

		7,602,401

South Africa — 5.5%
AVI Ltd.	193,564	1,255,521
Capitec Bank Holdings Ltd.	20,110	1,854,289
Clicks Group Ltd.	87,000	1,268,032
Reunert Ltd.	116,615	559,106
Sanlam Ltd.	320,934	1,782,028
The Bidvest Group Ltd.	111,549	1,501,084

		8,220,060

South Korea — 4.0%
E-MART, Inc.	2,196	266,193
GS Retail Co. Ltd.	8,830	300,878
LG Household & Health Care Ltd.	813	925,979
NCSoft Corp.	876	362,381
S-Oil Corp.	6,055	439,779
Samsung Biologics Co. Ltd.*144A @	2,438	676,659
Samsung Electronics Co. Ltd.	70,980	2,890,330

		5,862,199

Taiwan — 8.5%
ASE Technology Holding Co. Ltd.*	294,258	587,312
Cathay Financial Holding Co., Ltd.	567,000	785,341
CTBC Financial Holding Co. Ltd.	1,278,000	878,768
Eclat Textile Co. Ltd.	38,000	486,877
Hon Hai Precision Industry Co. Ltd.	125,112	312,144
Largan Precision Co. Ltd.	3,000	374,681
MediaTek, Inc.	91,000	921,718
Mega Financial Holding Co. Ltd.	775,000	771,388
Nanya Technology Corp.	101,000	209,982
President Chain Store Corp.	18,000	174,201
Taiwan Cement Corp.	184,000	272,762
Taiwan Semiconductor Manufacturing Co. Ltd.	825,769	6,315,798
Vanguard International Semiconductor Corp.	210,000	442,201

		12,533,173

Thailand — 2.0%
Bangkok Dusit Medical Services PCL, Class F	920,100	772,563
CP ALL PCL	217,400	608,714
Muangthai Capital PCL	227,300	419,109
PTT PCL	770,000	1,226,123

		3,026,509

Turkey — 1.6%
Haci Omer Sabanci Holding A.S.	870,207	1,289,721
Tupras Turkiye Petrol Rafinerilieri A.S.	53,366	1,058,514

		2,348,235

	Number of Shares	Value†

United States — 0.1%
Frontage Holdings Corp.*144A @	190,000	$75,886

TOTAL COMMON STOCKS (Cost $123,531,259)		137,421,195

PREFERRED STOCKS — 3.6%

Brazil — 3.6%
Banco Bradesco S.A.	131,653	1,297,005
Itau Unibanco Holding S.A.	261,773	2,468,470
Petroleo Brasileiro S.A.	227,480	1,616,669

TOTAL PREFERRED STOCKS (Cost $3,727,087)		5,382,144

SHORT-TERM INVESTMENTS — 3.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $5,407,889)	5,407,889	5,407,889

TOTAL INVESTMENTS — 100.0% (Cost $132,666,235)		148,211,228

Other Assets & Liabilities — 0.0%		68,600

TOTAL NET ASSETS — 100.0%		$148,279,828

†	See Security Valuation Note.
*	Non-income producing security.
144A

@ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2019, the aggregate value of Rule 144A securities was $2,143,614, which represents 1.4% of the Fund’s net assets.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

PCL — Public Company Limited.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	3.6%	$4,922,003
Auto Manufacturers	1.4%	1,969,331
Banks	20.3%	27,876,185
Beverages	3.1%	4,320,213
Biotechnology	0.6%	752,545
Building Materials	2.3%	3,117,826
Commercial Services	1.5%	2,055,487
Computers	1.0%	1,302,169
Cosmetics & Personal Care	0.7%	925,979
Distribution & Wholesale	0.4%	559,106
Diversified Financial Services	6.1%	8,433,002
Electric	0.8%	1,053,577
Electronics	0.2%	312,144
Engineering & Construction	0.9%	1,256,328
Food	4.4%	6,106,590
Healthcare Services	0.6%	772,563
Holding Companies	3.2%	4,445,572
Household Products & Wares	0.9%	1,269,936

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Emerging Markets Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Insurance	4.8%	$6,620,399
Internet	11.2%	15,369,007
Mining	2.7%	3,696,807
Miscellaneous Manufacturing	0.3%	374,681
Oil & Gas	3.7%	5,145,762
Pharmaceuticals	2.0%	2,797,148
Real Estate	2.1%	2,886,682
Retail	10.5%	14,479,080
Semiconductors	8.3%	11,367,341
Telecommunications	2.4%	3,233,732

	100.0%	$137,421,195

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$628,741	$628,741	$—	$—
Brazil	9,015,276	9,015,276	—	—
Chile	1,416,497	1,416,497	—	—
China	30,008,911	8,374,967	21,633,944	—
Egypt	1,248,702	1,248,702	—	—
Germany	1,356,588	—	1,356,588	—
Hong Kong	8,728,558	—	8,728,558	—
Hungary	2,919,121	—	2,919,121	—
India	14,278,132	848,566	13,429,566	—
Indonesia	7,669,252	—	7,669,252	—
Malaysia	1,898,074	—	1,898,074	—
Mexico	8,092,257	8,092,257	—	—
Peru	3,569,325	3,569,325	—	—
Philippines	2,101,449	—	2,101,449	—
Poland	2,591,923	—	2,591,923	—
Portugal	2,229,926	—	2,229,926	—
Russia	7,602,401	3,358,311	4,244,090	—
South Africa	8,220,060	4,936,948	3,283,112	—
South Korea	5,862,199	—	5,862,199	—
Taiwan	12,533,173	—	12,533,173	—
Thailand	3,026,509	772,563	2,253,946	—

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Turkey	$2,348,235	$—	$2,348,235	$—
United States	75,886	75,886	—	—

TOTAL COMMON STOCKS	137,421,195	42,338,039	95,083,156	—

PREFERRED STOCKS	5,382,144	5,382,144	—	—
SHORT-TERM INVESTMENTS	5,407,889	5,407,889	—	—

TOTAL INVESTMENTS	$148,211,228	$53,128,072	$95,083,156	$—

LIABILITIES TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(82,528)	$—	$(82,528)	$—

TOTAL LIABILITIES -OTHER FINANCIAL INSTRUMENTS	$(82,528)	$—	$(82,528)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period.

An amount of $6,092,282 was transferred from Level 2 into Level 1 during the reporting period as a result of using quoted prices in active market for such foreign securities.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held by the Fund at June 30, 2019 were as follows:

Forward Foreign Currency Contracts:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Appreciation	Unrealized Depreciation
Sell	Hong Kong Dollar	UBS Securities	8/16/2019	(172,369,161)	7.80989	$(21,988,106)	$(22,070,634)	$—	$(82,528)

Total								$—	$(82,528)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.0%
Entertainment — 0.6%
Red Rock Resorts, Inc., Class A	39,337	$844,959

Real Estate — 1.4%
CBRE Group, Inc., Class A*	34,348	1,762,052

TOTAL COMMON STOCKS (Cost $2,621,462)		2,607,011

REAL ESTATE INVESTMENT TRUSTS — 96.9%

Apartments — 18.2%
American Homes 4 Rent, Class A	92,297	2,243,740
Apartment Investment & Management Co., Class A	24,661	1,236,009
Equity Residential	25,788	1,957,825
Essex Property Trust, Inc.	20,553	6,000,037
Invitation Homes, Inc.	164,383	4,393,958
UDR, Inc.	169,158	7,593,503

		23,425,072

Building & Real Estate — 2.5%
Agree Realty Corp.	23,762	1,521,956
Spirit Realty Capital, Inc.	38,498	1,642,325

		3,164,281

Diversified — 14.1%
American Tower Corp.	32,802	6,706,369
Crown Castle International Corp.	26,132	3,406,306
Gaming and Leisure Properties, Inc.	20,829	811,914
Lamar Advertising Co., Class A	2,829	228,329
SBA Communications Corp.*	31,362	7,051,432

		18,204,350

Healthcare — 9.2%
Sabra Health Care REIT, Inc.	173,780	3,421,728
Welltower, Inc.	103,883	8,469,581

		11,891,309

Hotels & Resorts — 7.1%
Park Hotels & Resorts, Inc.	102,884	2,835,483
Pebblebrook Hotel Trust	45,639	1,286,107
VICI Properties, Inc.	226,878	5,000,391

		9,121,981

Industrial — 7.7%
CyrusOne, Inc.	51,954	2,998,785
Prologis, Inc.	86,526	6,930,732

		9,929,517

Manufactured Homes — 3.5%
Equity LifeStyle Properties, Inc.	8,259	1,002,147
Sun Communities, Inc.	27,145	3,479,718

		4,481,865

Office Property — 10.5%
Boston Properties, Inc.	10,584	1,365,336
Douglas Emmett, Inc.	53,543	2,133,153
Hudson Pacific Properties, Inc.	95,570	3,179,614
Kilroy Realty Corp.	36,440	2,689,636
VEREIT, Inc.	460,289	4,147,204

		13,514,943

	Number of Shares	Value†

Regional Malls — 2.1%
Taubman Centers, Inc.	24,561	$1,002,826
The Macerich Co.	52,068	1,743,757

		2,746,583

Storage & Warehousing — 12.2%
Americold Realty Trust	37,414	1,212,962
Extra Space Storage, Inc.	54,392	5,770,991
Industrial Logistics Properties Trust	45,310	943,354
Iron Mountain, Inc.	47,757	1,494,794
Public Storage	26,390	6,285,307

		15,707,408

Strip Centers — 2.7%
SITE Centers Corp.	123,409	1,633,935
Urban Edge Properties	106,378	1,843,531

		3,477,466

Telecommunications — 7.1%
Equinix, Inc.	18,196	9,176,061

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $107,849,751)		124,840,836

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund — Institutional Shares (seven-day effective yield 2.290%) (Cost $612,878)	612,878	612,878

TOTAL INVESTMENTS — 99.4% (Cost $111,084,091)		128,060,725

Other Assets & Liabilities — 0.6%		771,770

TOTAL NET ASSETS — 100.0%		$128,832,495

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,607,011	$2,607,011	$—	$—
REAL ESTATE INVESTMENT TRUSTS	124,840,836	124,840,836	—	—
SHORT-TERM INVESTMENTS	612,878	612,878	—	—

TOTAL INVESTMENTS	$128,060,725	$128,060,725	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.6%
Penn Series Flexibly Managed Fund*	34,082	$2,102,155
Penn Series Index 500 Fund*	113,939	2,809,745
Penn Series Large Cap Growth Fund*	94,867	2,108,891
Penn Series Large Cap Value Fund*	187,359	5,598,273
Penn Series Large Core Value Fund*	304,423	6,310,689
Penn Series Large Growth Stock Fund*	14,724	706,775
Penn Series Mid Cap Growth Fund*	58,619	1,415,643
Penn Series Mid Cap Value Fund*	137,687	3,542,680
Penn Series Mid Core Value Fund*	142,289	3,488,931
Penn Series Real Estate Securities Fund*	81,660	2,034,142
Penn Series Small Cap Growth Fund*	45,812	2,116,951
Penn Series Small Cap Value Fund*	57,147	2,117,886
Penn Series SMID Cap Growth Fund*	44,470	1,422,600
Penn Series SMID Cap Value Fund*	183,529	4,949,781

TOTAL AFFILIATED EQUITY FUNDS (Cost $30,994,316)		40,725,142

AFFILIATED FIXED INCOME FUNDS — 8.8%
Penn Series High Yield Bond Fund*	97,726	1,388,693
Penn Series Limited Maturity Bond Fund*	382,140	4,841,718

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,846,733)		6,230,411

AFFILIATED INTERNATIONAL EQUITY FUNDS — 33.3%
Penn Series Developed International Index Fund*	612,979	8,514,278
Penn Series Emerging Markets Equity Fund*	515,989	6,444,698
Penn Series International Equity Fund*	271,128	8,535,114

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $19,698,698)		23,494,090

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $267,877)	267,877	267,877

TOTAL INVESTMENTS — 100.1% (Cost $56,807,624)		70,717,520

Other Assets & Liabilities — (0.1)%		(46,732)

TOTAL NET ASSETS — 100.0%		$70,670,788

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$40,725,142	$40,725,142	$—	$—
AFFILIATED FIXED INCOME FUNDS	6,230,411	6,230,411	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	23,494,090	23,494,090	—	—
SHORT-TERM INVESTMENTS	267,877	267,877	—	—

TOTAL INVESTMENTS	$70,717,520	$70,717,520	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.7%
Penn Series Flexibly Managed Fund*	228,970	$14,122,844
Penn Series Index 500 Fund*	382,735	9,438,235
Penn Series Large Cap Growth Fund*	318,668	7,083,989
Penn Series Large Cap Value Fund*	629,359	18,805,242
Penn Series Large Core Value Fund*	1,022,590	21,198,296
Penn Series Large Growth Stock Fund*	49,461	2,374,125
Penn Series Mid Cap Growth Fund*	196,909	4,755,344
Penn Series Mid Cap Value Fund*	370,016	9,520,506
Penn Series Mid Core Value Fund*	382,374	9,375,811
Penn Series Real Estate Securities Fund*	274,299	6,832,793
Penn Series Small Cap Growth Fund*	102,594	4,740,888
Penn Series Small Cap Index Fund*	100,899	2,382,232
Penn Series Small Cap Value Fund*	191,969	7,114,367
Penn Series SMID Cap Growth Fund*	74,692	2,389,396
Penn Series SMID Cap Value Fund*	528,432	14,251,811

TOTAL AFFILIATED EQUITY FUNDS (Cost $94,121,572)		134,385,879

AFFILIATED FIXED INCOME FUNDS — 17.7%
Penn Series High Yield Bond Fund*	328,275	4,664,790
Penn Series Limited Maturity Bond Fund*	2,017,180	25,557,671
Penn Series Quality Bond Fund*	745,596	11,668,571

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,616,879)		41,891,032

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.2%
Penn Series Developed International Index Fund*	1,544,306	21,450,411
Penn Series Emerging Markets Equity Fund*	1,155,544	14,432,743
Penn Series International Equity Fund*	758,947	23,891,652

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $47,809,476)		59,774,806

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $1,266,120)	1,266,120	1,266,120

TOTAL INVESTMENTS — 100.1% (Cost $181,814,047)		237,317,837

Other Assets & Liabilities — (0.1)%		(207,060)

TOTAL NET ASSETS — 100.0%		$237,110,777

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$134,385,879	$134,385,879	$—	$—
AFFILIATED FIXED INCOME FUNDS	41,891,032	41,891,032	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	59,774,806	59,774,806	—	—
SHORT-TERM INVESTMENTS	1,266,120	1,266,120	—	—

TOTAL INVESTMENTS	$237,317,837	$237,317,837	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.1%
Penn Series Flexibly Managed Fund*	295,989	$18,256,583
Penn Series Index 500 Fund*	371,063	9,150,403
Penn Series Large Cap Growth Fund*	274,621	6,104,824
Penn Series Large Cap Value Fund*	508,485	15,193,543
Penn Series Large Core Value Fund*	881,274	18,268,807
Penn Series Large Growth Stock Fund*	63,934	3,068,843
Penn Series Mid Cap Growth Fund*	254,535	6,147,031
Penn Series Mid Cap Value Fund*	358,745	9,230,517
Penn Series Mid Core Value Fund*	617,892	15,150,720
Penn Series Real Estate Securities Fund*	236,408	5,888,926
Penn Series Small Cap Growth Fund*	66,312	3,064,265
Penn Series Small Cap Index Fund*	130,431	3,079,466
Penn Series Small Cap Value Fund*	248,160	9,196,808
Penn Series SMID Cap Growth Fund*	96,550	3,088,650
Penn Series SMID Cap Value Fund*	455,404	12,282,259

TOTAL AFFILIATED EQUITY FUNDS (Cost $93,795,462)		137,171,645

AFFILIATED FIXED INCOME FUNDS — 37.7%
Penn Series High Yield Bond Fund*	636,566	9,045,601
Penn Series Limited Maturity Bond Fund*	3,556,042	45,055,056
Penn Series Quality Bond Fund*	3,855,496	60,338,514

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $101,966,487)		114,439,171

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.3%
Penn Series Developed International Index Fund*	1,109,003	15,404,045
Penn Series Emerging Markets Equity Fund*	1,244,673	15,545,962
Penn Series International Equity Fund*	686,721	21,617,975

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $39,127,895)		52,567,982

TOTAL INVESTMENTS — 100.1% (Cost $234,889,844)		304,178,798

Other Assets & Liabilities — (0.1)%		(358,553)

TOTAL NET ASSETS — 100.0%		$303,820,245

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$137,171,645	$137,171,645	$—	$—
AFFILIATED FIXED INCOME FUNDS	114,439,171	114,439,171	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	52,567,982	52,567,982	—	—

TOTAL INVESTMENTS	$304,178,798	$304,178,798	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 33.0%
Penn Series Flexibly Managed Fund*	121,352	$7,484,972
Penn Series Index 500 Fund*	76,068	1,875,828
Penn Series Large Cap Growth Fund*	84,447	1,877,257
Penn Series Large Cap Value Fund*	156,351	4,671,779
Penn Series Large Core Value Fund*	270,979	5,617,397
Penn Series Mid Cap Value Fund*	73,534	1,892,035
Penn Series Mid Core Value Fund*	75,993	1,863,354
Penn Series Real Estate Securities Fund*	72,682	1,810,501
Penn Series Small Cap Value Fund*	50,865	1,885,043
Penn Series SMID Cap Value Fund*	70,011	1,888,190

TOTAL AFFILIATED EQUITY FUNDS (Cost $23,140,379)		30,866,356

AFFILIATED FIXED INCOME FUNDS — 56.4%
Penn Series High Yield Bond Fund*	195,733	2,781,364
Penn Series Limited Maturity Bond Fund*	1,822,286	23,088,370
Penn Series Quality Bond Fund*	1,718,909	26,900,932

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $47,249,753)		52,770,666

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.1%
Penn Series Developed International Index Fund*	204,616	2,842,116
Penn Series Emerging Markets Equity Fund*	153,105	1,912,284
Penn Series International Equity Fund*	150,839	4,748,425

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,636,443)		9,502,825

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $535,834)	535,834	535,834

TOTAL INVESTMENTS — 100.1% (Cost $78,562,409)		93,675,681

Other Assets & Liabilities — (0.1)%		(97,356)

TOTAL NET ASSETS — 100.0%		$93,578,325

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$30,866,356	$30,866,356	$—	$—
AFFILIATED FIXED INCOME FUNDS	52,770,666	52,770,666	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	9,502,825	9,502,825	—	—
SHORT-TERM INVESTMENTS	535,834	535,834	—	—

TOTAL INVESTMENTS	$93,675,681	$93,675,681	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.9%
Penn Series Flexibly Managed Fund*	76,431	$4,714,275
Penn Series Large Cap Value Fund*	59,084	1,765,442
Penn Series Large Core Value Fund*	113,779	2,358,649
Penn Series Mid Cap Value Fund*	23,155	595,781
Penn Series Mid Core Value Fund*	47,858	1,173,479
Penn Series Real Estate Securities Fund*	22,884	570,038
Penn Series SMID Cap Value Fund*	22,046	594,579

TOTAL AFFILIATED EQUITY FUNDS (Cost $9,821,108)		11,772,243

AFFILIATED FIXED INCOME FUNDS — 75.8%
Penn Series High Yield Bond Fund*	123,270	1,751,661
Penn Series Limited Maturity Bond Fund*	1,606,577	20,355,336
Penn Series Quality Bond Fund*	1,455,738	22,782,294

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $41,112,050)		44,889,291

AFFILIATED INTERNATIONAL EQUITY FUNDS — 3.0%
Penn Series Developed International Index Fund*	85,927	1,193,520
Penn Series International Equity Fund*	19,004	598,230

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,566,171)		1,791,750

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.290%) (Cost $804,939)	804,939	804,939

TOTAL INVESTMENTS — 100.0% (Cost $53,304,268)		59,258,223

Other Assets & Liabilities — 0.0%		(16,508)

TOTAL NET ASSETS — 100.0%		$59,241,715

†	See Security Valuation Note.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 6/30/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,772,243	$11,772,243	$—	$—
AFFILIATED FIXED INCOME FUNDS	44,889,291	44,889,291	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,791,750	1,791,750
SHORT-TERM INVESTMENTS	804,939	804,939	—	—

TOTAL INVESTMENTS	$59,258,223	$59,258,223	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$97,980,896	$237,059,887	$422,494,867	$160,938,521
Foreign currency at value	—	—	—	112,438
Cash	4,032,500	—	630	100,007
Initial margin held by broker for open futures	—	306,379	517,169	—
Interest and dividends receivable	111,386	1,920,299	3,391,294	2,067,641
Receivable for investment securities sold	—	1,605,542	344,380	3,014,533
Receivable for capital stock sold	16,386	—	—	—
Other assets	1,105	3,099	6,006	2,173

Total Assets	102,142,273	240,895,206	426,754,346	166,235,313

LIABILITIES
Payable for investment securities purchased	—	—	462,052	5,771,351
Payable for capital stock redeemed	578,318	375,833	374,927	275,610
Futures variation margin payable	—	313	27,867	—
Payable to investment adviser (See Note 3)	26,025	89,930	155,975	60,363
Payable to the administrator (See Note 3)	7,206	17,866	31,573	11,952
Other liabilities	82,349	178,954	285,034	156,158

Total Liabilities	693,898	662,896	1,337,428	6,275,434

NET ASSETS	$101,448,375	$240,232,310	$425,416,918	$159,959,879

Investments at cost	$97,980,896	$237,814,391	$413,370,711	$155,838,385
Foreign currency at cost	$—	$—	$—	$112,601

COMPONENTS OF NET ASSETS:
Paid-in Capital	$101,448,454	$236,965,097	$408,466,989	$160,282,377
Total distributable earnings (loss)	(79)	3,267,213	16,949,929	(322,498)

NET ASSETS	$101,448,375	$240,232,310	$425,416,918	$159,959,879

Shares outstanding, $0.10 par value, 500 million shares authorized	101,432,730

Shares outstanding, $0.10 par value, 250 million shares authorized			27,191,045	11,258,191

Shares outstanding, $0.0001 par value, 250 million shares authorized		18,965,903

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$12.67	$15.65	$14.21

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$81,830,800	$—	$—
Investments of unaffiliated issuers at value	4,323,067,171	92,534	326,200,168	60,076,611
Foreign currency at value	1,208	—	30	—
Cash	464,256	—	196	449
Interest and dividends receivable	12,848,647	—	75,738	33,975
Tax reclaims receivable	209,048	—	5,028	24,154
Receivable for investment securities sold	11,297,993	8,208	1,562,246	—
Receivable for capital stock sold	—	11,124	—	—
Other assets	50,648	1,076	4,103	764

Total Assets	4,347,938,971	81,943,742	327,847,509	60,135,953

LIABILITIES
Cash overdraft	—	39	—	—
Written options, at value	33,371,925	—	—	—
Payable for investment securities purchased	12,973,889	—	210,883	—
Payable for capital stock redeemed	1,400,727	6,506	114,169	25,699
Payable to investment adviser (See Note 3)	2,409,270	—	187,636	26,909
Payable to the administrator (See Note 3)	313,538	6,066	24,261	4,471
Other liabilities	2,032,547	42,261	254,856	69,318

Total Liabilities	52,501,896	54,872	791,805	126,397

NET ASSETS	$4,295,437,075	$81,888,870	$327,055,704	$60,009,556

Investments of affiliated issuers at cost	$—	$48,642,619	$—	$—
Investments of unaffiliated issuers at cost	$3,719,039,056	$92,534	$226,014,956	$41,980,137
Foreign currency at cost	$1,208	$—	$30	$—
Written options, premiums received	$(21,126,707)	$—	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,452,475,157	$46,863,907	$223,133,921	$37,901,587
Total distributable earnings (loss)	842,961,918	35,024,963	103,921,783	22,107,969

NET ASSETS	$4,295,437,075	$81,888,870	$327,055,704	$60,009,556

Shares outstanding, $0.10 par value, 250 million shares authorized	69,636,831		6,814,242

Shares outstanding, $0.0001 par value, 250 million shares authorized		3,694,282		2,699,631

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$61.68	$22.17	$48.00	$22.23

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$143,709,843	$193,125,057	$195,865,832	$471,780,023
Foreign currency at value	1,523	—	—	—
Interest and dividends receivable	45,457	108,722	289,191	393,679
Tax reclaims receivable	30,490	—	4,277	—
Receivable for investment securities sold	849,485	—	1,549,443	—
Receivable for capital stock sold	38,213	—	—	—
Futures variation margin receivable	—	—	—	36,083
Other assets	1,682	2,561	2,721	6,373

Total Assets	144,676,693	193,236,340	197,711,464	472,216,158

LIABILITIES
Cash overdraft	—	—	315	20,120
Initial margin due to broker for open futures	—	—	—	15
Payable for investment securities purchased	851,859	2,556,515	1,154,340	224,996
Payable for capital stock redeemed	37,518	381,521	230,779	496,301
Payable to investment adviser (See Note 3)	70,050	102,887	105,991	49,528
Payable to the administrator (See Note 3)	10,539	14,219	14,560	35,029
Other liabilities	114,649	137,256	146,846	305,396

Total Liabilities	1,084,615	3,192,398	1,652,831	1,131,385

NET ASSETS	$143,592,078	$190,043,942	$196,058,633	$471,084,773

Investments at cost	$113,413,500	$179,847,672	$177,750,317	$217,554,570
Foreign currency at cost	$1,504	$—	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$102,368,061	$179,597,435	$172,768,949	$208,594,779
Total distributable earnings (loss)	41,224,017	10,446,507	23,289,684	262,489,994

NET ASSETS	$143,592,078	$190,043,942	$196,058,633	$471,084,773

Shares outstanding, $0.10 par value, 250 million shares authorized		6,359,431

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,034,675		9,458,710	19,104,021

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$28.52	$29.88	$20.73	$24.66

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$136,472,604	$146,628,103	$85,624,144	$71,271,381
Cash	—	—	500	—
Foreign currency at value	—	—	17	—
Interest and dividends receivable	53,692	376,735	159,410	13,522
Tax reclaims receivable	—	—	18,607	—
Receivable for investment securities sold	157,564	1,828,403	281,979	3,837,352
Receivable for capital stock sold	443,797	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	879	—
Other assets	1,632	2,268	1,219	871

Total Assets	137,129,289	148,835,509	86,086,755	75,123,126

LIABILITIES
Payable for investment securities purchased	61,136	182,814	185,451	2,366,709
Payable for capital stock redeemed	15,779	580,053	86,078	38,992
Payable to investment adviser (See Note 3)	76,173	65,625	50,077	43,128
Payable to the administrator (See Note 3)	9,853	11,388	6,441	5,236
Net unrealized depreciation of forward foreign currency contracts	—	—	25,841	—
Other liabilities	107,933	122,698	101,486	66,107

Total Liabilities	270,874	962,578	455,374	2,520,172

NET ASSETS	$136,858,415	$147,872,931	$85,631,381	$72,602,954

Investments at cost	$93,449,387	$132,612,568	$81,828,858	$60,135,878
Foreign currency at cost	$—	$—	$1	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,045,225	$135,872,754	$82,113,013	$57,867,764
Total distributable earnings (loss)	47,813,190	12,000,177	3,518,368	14,735,190

NET ASSETS	$136,858,415	$147,872,931	$85,631,381	$72,602,954

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,667,606	5,746,855	3,492,935	2,269,373

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.15	$25.73	$24.52	$31.99

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$86,289,888	$111,728,943	$224,384,117	$69,826,089
Cash	4,571	—	—	693
Initial margin held by broker for open futures	—	—	—	4
Interest and dividends receivable	146,784	25,319	413,415	76,719
Tax reclaims receivable	—	9,977	685	—
Receivable for investment securities sold	203,388	493,749	11,762,542	5,845,861
Receivable for capital stock sold	—	406,227	—	24,456
Futures variation margin receivable	—	—	—	13,840
Other assets	1,179	1,405	3,340	1,075

Total Assets	86,645,810	112,665,620	236,564,099	75,788,737

LIABILITIES
Payable for investment securities purchased	128,178	697,737	11,983,639	5,935,703
Payable for capital stock redeemed	46,790	22,129	996,325	2,335
Payable to investment adviser (See Note 3)	58,039	65,192	130,043	16,785
Payable to the administrator (See Note 3)	6,456	8,014	17,080	5,242
Other liabilities	78,724	94,216	200,131	89,045

Total Liabilities	318,187	887,288	13,327,218	6,049,110

NET ASSETS	$86,327,623	$111,778,332	$223,236,881	$69,739,627

Investments at cost	$85,138,744	$76,179,579	$198,225,418	$57,221,914

COMPONENTS OF NET ASSETS:
Paid-in Capital	$82,511,496	$73,248,166	$190,669,324	$49,419,459
Total distributable earnings (loss)	3,816,127	38,530,166	32,567,557	20,320,168

NET ASSETS	$86,327,623	$111,778,332	$223,236,881	$69,739,627

Shares outstanding, $0.10 par value, 500 million shares authorized	3,200,526		6,024,395

Shares outstanding, $0.0001 par value, 250 million shares authorized		2,419,161		2,953,455

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$26.97	$46.21	$37.06	$23.61

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$112,021,823	$328,044,644	$148,211,228	$128,060,725
Foreign currency at value	373,996	43,648	136,878	—
Cash	384	—	14,753	—
Initial margin held by broker for open futures	202,506	—	—	—
Interest and dividends receivable	193,413	415,612	508,257	472,383
Tax reclaims receivable	485,806	1,323,558	69,289	—
Receivable for investment securities sold	—	1,042,697	30,961	633,002
Receivable for capital stock sold	24,406	—	9,878	—
Future variation margin receivable	21,600	—	—	—
Other assets	1,451	4,446	2,130	1,678

Total Assets	113,325,385	330,874,605	148,983,374	129,167,788

LIABILITIES
Cash overdraft	—	—	—	22
Payable for investment securities purchased	11,882	—	29,579	124,047
Payable for capital stock redeemed	84,599	390,044	91,447	15,469
Payable to investment adviser (See Note 3)	26,457	214,941	111,830	75,229
Payable to the administrator (See Note 3)	7,955	24,232	11,349	9,708
Deferred Indian capital gains tax	—	64,464	140,442	—
Net unrealized depreciation of forward foreign currency contracts	—	—	82,528	—
Other liabilities	169,302	284,202	236,371	110,818

Total Liabilities	300,195	977,883	703,546	335,293

NET ASSETS	$113,025,190	$329,896,722	$148,279,828	$128,832,495

Investments at cost	$89,482,646	$273,385,268	$132,666,235	$111,084,091
Foreign currency at cost	$373,255	$44,451	$136,568	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,431,970	$273,186,038	$130,876,876	$104,722,616
Total distributable earnings (loss)	23,593,220	56,710,684	17,402,952	24,109,879

NET ASSETS	$113,025,190	$329,896,722	$148,279,828	$128,832,495

Shares outstanding, $0.10 par value, 250 million shares authorized		10,480,447

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,134,804		11,873,930	5,171,138

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.89	$31.48	$12.49	$24.91

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$70,449,643	$236,051,717	$304,178,798	$93,139,847
Investments of unaffiliated issuers at value	267,877	1,266,120	—	535,834
Interest and dividends receivable	—	90	—	9
Receivable for investment securities sold	13,155	88,237	145,075	15,111
Receivable for capital stock sold	—	—	—	—
Other assets	932	3,279	4,250	1,270

Total Assets	70,731,607	237,409,443	304,328,123	93,692,071

LIABILITIES
Cash overdraft	—	—	28,057	—
Payable for capital stock redeemed	12,834	154,651	296,782	50,613
Payable to investment adviser (See Note 3)	6,906	22,896	28,862	9,218
Payable to the administrator (See Note 3)	5,297	17,683	22,655	7,016
Other liabilities	35,782	103,436	131,522	46,899

Total Liabilities	60,819	298,666	507,878	113,746

NET ASSETS	$70,670,788	$237,110,777	$303,820,245	$93,578,325

Investments of affiliated issuers at cost	$56,539,747	$180,547,927	$234,889,844	$78,026,575
Investments at unaffiliated issuers at cost	$267,877	$1,266,120	$—	$535,834

COMPONENTS OF NET ASSETS:
Paid-in Capital	$54,296,282	$172,469,308	$222,542,797	$75,317,937
Total distributable earnings (loss)	16,374,506	64,641,469	81,277,448	18,260,388

NET ASSETS	$70,670,788	$237,110,777	$303,820,245	$93,578,325

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,528,148	11,440,149	16,385,026	5,553,148

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$20.03	$20.73	$18.54	$16.85

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2019

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$58,453,284
Investments of unaffiliated issuers at value	804,939
Interest and dividends receivable	85
Receivable for investment securities sold	3,416
Receivable for capital stock sold	26,568
Other assets	760

Total Assets	59,289,052

LIABILITIES
Cash overdraft	3
Payable for capital stock redeemed	2,368
Payable to investment adviser (See Note 3)	5,890
Payable to the administrator (See Note 3)	4,412
Other liabilities	34,664

Total Liabilities	47,337

NET ASSETS	$59,241,715

Investments of affiliated issuers at cost	$52,499,329
Investments of unaffiliated issuers at cost	$804,939

COMPONENTS OF NET ASSETS:
Paid-in Capital	$51,647,036
Total distributable earnings (loss)	7,594,679

NET ASSETS	$59,241,715

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,934,056

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.06

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2019

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$75,340	$29,628	$46,958	$138,814
Interest	1,133,961	4,328,461	7,559,770	4,370,321
Foreign tax withheld	—	(2,651)	—	(1,538)

Total Investment Income	1,209,301	4,355,438	7,606,728	4,507,597

EXPENSES
Investment advisory fees (See Note 3)	165,605	535,065	923,937	360,173
Shareholder servicing fees (See Note 3)	45,165	105,388	186,298	70,469
Administration fees (See Note 3)	15,055	35,129	62,099	23,489
Accounting fees (See Note 3)	34,804	68,467	101,770	49,067
Directors’ fees and expenses	3,100	7,068	12,476	4,689
Custodian fees and expenses	3,091	8,641	16,342	5,875
Pricing fees	4,038	12,526	13,471	23,601
Professional fees	5,937	13,458	24,156	8,956
Printing fees	3,365	7,632	13,487	5,080
Other expenses	16,141	29,648	41,500	30,506

Total Expenses	296,301	823,022	1,395,536	581,905

Net investment income (loss)	913,000	3,532,416	6,211,192	3,925,692

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions	—	198,610	80,927	(168,962)
Futures contracts	—	1,028,485	4,585,751	—

Net realized gain (loss)	—	1,227,095	4,666,678	(168,962)

Net change in unrealized appreciation (depreciation) of:
Investments	—	2,655,354	16,389,156	11,533,175
Futures contracts	—	373,192	(11,844)	—

Net unrealized appreciation (depreciation)	—	3,028,546	16,377,312	11,533,175

Net Realized and Unrealized Gain (Loss)	—	4,255,641	21,043,990	11,364,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$913,000	$7,788,057	$27,255,182	$15,289,905

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2019

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$25,043,373	$622	$1,277,246	$391,960
Interest	24,568,769	—	(2,497)	977
Foreign tax withheld	(35,107)	—	(14,750)	(10,927)

Total Investment Income	49,577,035	622	1,259,999	382,010

EXPENSES
Investment advisory fees (See Note 3)	14,032,819	—	1,120,882	160,696
Shareholder servicing fees (See Note 3)	1,820,129	35,761	141,789	26,296
Administration fees (See Note 3)	606,710	11,920	47,263	8,765
Accounting fees (See Note 3)	473,898	5,951	86,845	20,452
Directors’ fees and expenses	116,936	2,360	9,189	1,729
Custodian fees and expenses	145,854	2,848	12,052	2,364
Pricing fees	12,354	1,498	4,239	3,356
Professional fees	227,370	4,447	17,912	3,367
Printing fees	127,325	2,564	10,033	1,889
Other expenses	324,837	12,488	58,313	29,672

Total Expenses	17,888,232	79,837	1,508,517	258,586

Net investment income (loss)	31,688,803	(79,215)	(248,518)	123,424

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Affiliated investment transactions	—	3,757,668	—	—
Unaffiliated investment transactions	213,695,034	—	5,505,259	4,163,771
Written options	8,177,319	—	—	—
Foreign currencies	76,724	—	2,696	(1,495)
Forward foreign currency contracts	(87,029)	—	(1,942)	1,362

Net realized gain (loss)	221,862,048	3,757,668	5,506,013	4,163,638

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	—	6,375,493	—	—
Unaffiliated investments and foreign currencies	408,832,708	—	51,257,697	8,284,435
Foreign currencies	1,149	—	53	42
Purchased options	405,075	—	—	—
Written options	(22,200,403)	—	—	—

Net unrealized appreciation (depreciation)	387,038,529	6,375,493	51,257,750	8,284,477

Net Realized and Unrealized Gain (Loss)	608,900,577	10,133,161	56,763,763	12,448,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$640,589,380	$10,053,946	$56,515,245	$12,571,539

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2019

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$483,118	$1,857,425	$2,304,179	$4,665,438
Foreign tax withheld	(46,049)	(57,165)	(1,584)	—

Total Investment Income	437,069	1,800,260	2,302,595	4,665,438

EXPENSES
Investment advisory fees (See Note 3)	404,315	628,428	631,581	295,466
Shareholder servicing fees (See Note 3)	60,647	84,953	85,390	204,863
Administration fees (See Note 3)	20,216	28,318	28,463	68,288
Accounting fees (See Note 3)	43,611	57,114	57,357	107,959
Directors’ fees and expenses	3,847	5,710	5,666	13,566
Custodian fees and expenses	5,278	6,815	7,164	16,877
Pricing fees	1,945	3,621	2,145	6,024
Professional fees	7,507	10,870	11,011	25,857
Printing fees	4,206	6,207	6,168	14,773
Other expenses	28,377	25,744	27,759	69,155

Total Expenses	579,949	857,780	862,704	822,828

Net investment income (loss)	(142,880)	942,480	1,439,891	3,842,610

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions	12,406,758	(1,300,042)	4,100,642	11,342,640
Futures contracts	—	—	—	642,429
Foreign currencies	(2,968)	—	—	—
Forward foreign currency contracts	(235)	—	—	—

Net realized gain (loss)	12,403,555	(1,300,042)	4,100,642	11,985,069

Net change in unrealized appreciation (depreciation) of:
Investments	19,604,261	24,970,806	27,304,734	59,701,982
Foreign currencies	198	—	—	—
Futures contracts	—	—	—	272,103

Net unrealized appreciation (depreciation)	19,604,459	24,970,806	27,304,734	59,974,085

Net Realized and Unrealized Gain (Loss)	32,008,014	23,670,764	31,405,376	71,959,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,865,134	$24,613,244	$32,845,267	$75,801,764

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$420,427	$1,359,298	$1,165,227	$101,371
Foreign tax withheld	—	—	(22,546)	(931)

Total Investment Income	420,427	1,359,298	1,142,681	100,440

EXPENSES
Investment advisory fees (See Note 3)	448,077	423,556	306,619	254,928
Shareholder servicing fees (See Note 3)	57,610	69,309	38,328	30,591
Administration fees (See Note 3)	19,203	23,103	12,776	10,197
Accounting fees (See Note 3)	41,923	48,423	29,810	23,793
Directors’ fees and expenses	3,728	4,784	2,576	1,968
Custodian fees and expenses	4,617	5,941	3,887	2,378
Pricing fees	2,815	2,614	3,147	2,368
Professional fees	7,260	9,286	5,007	3,836
Printing fees	4,083	5,223	2,807	2,154
Other expenses	27,796	22,477	50,363	22,660

Total Expenses	617,112	614,716	455,320	354,873

Net investment income (loss)	(196,685)	744,582	687,361	(254,433)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions	6,291,992	(510,237)	228,539	3,990,058
Purchased options	(76,738)	—	—	—
Written options	36,008	—	—	—
Foreign currencies	156	—	(2,785)	—
Forward foreign currency contracts	—	—	45,476	—

Net realized gain (loss)	6,251,418	(510,237)	271,230	3,990,058

Net change in unrealized appreciation (depreciation) of:
Investments	23,946,268	19,355,779	12,425,805	12,849,869
Foreign currencies	85	—	598	—
Forward foreign currency contracts	—	—	13,475	—

Net unrealized appreciation (depreciation)	23,946,353	19,355,779	12,439,878	12,849,869

Net Realized and Unrealized Gain (Loss)	30,197,771	18,845,542	12,711,108	16,839,927

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,001,086	$19,590,124	$13,398,469	$16,585,494

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2019

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$807,150	$334,190	$1,943,621	$498,994
Interest	—	—	—	1,344
Foreign tax withheld	(3,739)	(2,028)	—	(69)

Total Investment Income	803,411	332,162	1,943,621	500,269

EXPENSES
Investment advisory fees (See Note 3)	363,291	385,008	816,773	109,553
Shareholder servicing fees (See Note 3)	38,924	47,110	102,623	32,866
Administration fees (See Note 3)	12,975	15,703	34,208	10,955
Accounting fees (See Note 3)	30,274	36,047	66,930	25,563
Directors’ fees and expenses	2,663	3,081	7,009	2,340
Custodian fees and expenses	3,274	4,019	8,779	2,889
Pricing fees	2,422	3,601	4,122	16,474
Professional fees	5,166	5,999	13,624	4,549
Printing fees	2,901	3,373	7,652	2,557
Other expenses	20,589	25,534	59,098	40,421

Total Expenses	482,479	529,475	1,120,818	248,167

Net investment income (loss)	320,932	(197,313)	822,803	252,102

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions	2,672,397	3,313,514	7,305,195	7,393,616
Futures contracts	—	—	—	175,961
Foreign currencies	—	(139)	—	—
Foreign currency contracts	—	97	—	—

Net realized gain (loss)	2,672,397	3,313,472	7,305,195	7,569,577

Net change in unrealized appreciation (depreciation) of:
Investments	8,247,442	19,694,454	25,148,771	3,548,529
Foreign currencies	—	(24)	—	—
Futures contracts	—	—	—	101,817

Net unrealized appreciation (depreciation)	8,247,442	19,694,430	25,148,771	3,650,346

Net Realized and Unrealized Gain (Loss)	10,919,839	23,007,902	32,453,966	11,219,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,240,771	$22,810,589	$33,276,769	$11,472,025

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$2,625,676	$4,149,509	$2,536,056	$2,333,633
Foreign tax withheld	(236,471)	(393,565)	(302,293)	—

Total Investment Income	2,389,205	3,755,944	2,233,763	2,333,633

EXPENSES
Investment advisory fees (See Note 3)	156,423	1,271,098	695,863	441,419
Shareholder servicing fees (See Note 3)	46,927	141,725	68,073	56,754
Administration fees (See Note 3)	15,642	47,242	22,691	18,918
Accounting fees (See Note 3)	41,198	104,401	55,300	41,448
Directors’ fees and expenses	3,103	9,291	4,601	3,731
Custodian fees and expenses	13,017	42,737	41,405	4,445
Pricing fees	51,331	7,437	11,537	2,345
Professional fees	5,910	22,450	21,483	7,288
Printing fees	3,367	10,097	4,989	4,078
Other expenses	94,317	44,323	103,218	28,140

Total Expenses	431,235	1,700,801	1,029,160	608,566

Net investment income (loss)	1,957,970	2,055,143	1,204,603	1,725,067

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions	562,891	5,330,691	3,783,184	5,591,430
Futures contracts	252,190	—	—	—
Foreign currencies	(540)	(42,586)	41,811	—
Forward foreign currency contracts	3,771	(202,777)	(448,925)	—

Net realized gain (loss)	818,312	5,085,328	3,376,070	5,591,430

Net change in unrealized appreciation (depreciation) of:
Investments	10,505,832	47,111,592	9,058,006 [1]	16,396,130
Foreign currencies	3,319	(97,502)	(166)	—
Forward foreign currency contracts	—	—	164,282	—
Futures contracts	183,344	—	—	—

Net unrealized appreciation (depreciation)	10,692,495	47,014,090	9,222,122	16,396,130

Net Realized and Unrealized Gain (Loss)	11,510,807	52,099,418	12,598,192	21,987,560

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,468,777	$54,154,561	$13,802,795	$23,712,627

[1]	Includes increase in capital gains taxes accrued of $(84,145).

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2019

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$2,449	$12,079	$467	$4,893

Total Investment Income	2,449	12,079	467	4,893

EXPENSES
Investment advisory fees (See Note 3)	41,577	137,456	175,277	55,324
Shareholder servicing fees (See Note 3)	31,183	104,349	135,294	41,493
Administration fees (See Note 3)	10,394	34,783	45,098	13,831
Accounting fees (See Note 3)	5,951	11,594	15,033	5,951
Directors’ fees and expenses	2,063	6,944	9,137	2,766
Custodian fees and expenses	2,492	8,518	13,891	3,339
Pricing fees	1,499	1,499	1,498	1,501
Professional fees	3,882	13,073	17,199	5,208
Printing fees	2,243	7,547	9,915	3,000
Other expenses	13,133	23,002	27,967	13,487

Total Expenses	114,417	348,765	450,309	145,900

Net investment income (loss)	(111,968)	(336,686)	(449,842)	(141,007)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on affiliated investment transactions	2,753,646	10,049,985	13,183,920	3,447,475
Net change in unrealized appreciation (depreciation) of investments	7,112,350	21,212,892	22,769,892	5,527,981

Net Realized and Unrealized Gain (Loss)	9,865,996	31,262,877	35,953,812	8,975,456

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,754,028	$30,926,191	$35,503,970	$8,834,449

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$7,715

Total Investment Income	7,715

EXPENSES
Investment advisory fees (See Note 3)	34,951
Shareholder servicing fees (See Note 3)	26,213
Administration fees (See Note 3)	8,738
Accounting fees (See Note 3)	5,951
Directors’ fees and expenses	1,743
Custodian fees and expenses	2,030
Pricing fees	1,498
Professional fees	3,283
Printing fees	1,890
Other expenses	11,157

Total Expenses	97,454

Net investment income (loss)	(89,739)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on affiliated investment transactions	1,794,633
Net change in unrealized appreciation (depreciation) of investments	2,608,328

Net Realized and Unrealized Gain (Loss)	4,402,961

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,313,222

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$913,000	$509,542	$3,532,416	$6,160,785
Net realized gain (loss)	—	(70)	1,227,095	(768,110)
Net change in unrealized appreciation (depreciation)	—	—	3,028,546	(2,056,883)

Net Increase (Decrease) in Net Assets Resulting from Operations	913,000	509,472	7,788,057	3,335,792

Distributions from:
Distributable earnings	(913,000)	(510,090)	—	—

Total Distributions	(913,000)	(510,090)	—	—

Capital Share Transactions (1):
Shares issued	47,075,679	94,951,160	18,635,881	41,604,193
Shares issued in lieu of cash distributions	912,375	510,090	—	—
Shares redeemed	(57,472,756)	(76,094,058)	(19,407,662)	(40,908,148)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,484,702)	19,367,192	(771,781)	696,045

Total Increase (Decrease)	(9,484,702)	19,366,574	7,016,276	4,031,837

Net Assets:
Beginning of period	110,933,077	91,566,503	233,216,034	229,184,197

End of period	$101,448,375	$110,933,077	$240,232,310	$233,216,034

(1) Shares Issued and Redeemed:
Shares issued	47,075,679	94,951,160	1,496,567	3,431,282
Shares issued in lieu of cash distributions	912,375	510,090	—	—
Shares redeemed	(57,472,756)	(76,094,058)	(1,559,298)	(3,364,472)

	(9,484,702)	19,367,192	(62,731)	66,810

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,211,192	$12,733,827	$3,925,692	$8,348,655
Net realized gain (loss)	4,666,678	(4,866,464)	(168,962)	(1,565,749)
Net change in unrealized appreciation (depreciation)	16,377,312	(9,305,916)	11,533,175	(10,363,034)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,255,182	(1,438,553)	15,289,905	(3,580,128)

Capital Share Transactions (1):
Shares issued	20,984,194	29,933,168	5,020,799	10,512,961
Shares redeemed	(31,849,702)	(105,065,567)	(10,674,772)	(28,075,680)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,865,508)	(75,132,399)	(5,653,973)	(17,562,719)

Total Increase (Decrease)	16,389,674	(76,570,952)	9,635,932	(21,142,847)

Net Assets:
Beginning of period	409,027,244	485,598,196	150,323,947	171,466,794

End of period	$425,416,918	$409,027,244	$159,959,879	$150,323,947

(1) Shares Issued and Redeemed:
Shares issued	1,393,853	2,064,380	364,224	800,275
Shares redeemed	(2,106,616)	(7,245,939)	(774,126)	(2,137,330)

	(712,763)	(5,181,559)	(409,902)	(1,337,055)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$31,688,803	$89,026,940	$(79,215)	$(158,831)
Net realized gain (loss)	221,862,048	226,716,756	3,757,668	7,340,398
Net change in unrealized appreciation (depreciation)	387,038,529	(291,949,022)	6,375,493	(9,285,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	640,589,380	23,794,674	10,053,946	(2,103,497)

Capital Share Transactions (1):
Shares issued	67,988,830	44,963,034	2,001,958	2,793,291
Shares redeemed	(111,391,370)	(268,804,302)	(4,998,861)	(10,261,420)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(43,402,540)	(223,841,268)	(2,996,903)	(7,468,129)

Total Increase (Decrease)	597,186,840	(200,046,594)	7,057,043	(9,571,626)

Net Assets:
Beginning of period	3,698,250,235	3,898,296,829	74,831,827	84,403,453

End of period	$4,295,437,075	$3,698,250,235	$81,888,870	$74,831,827

(1) Shares Issued and Redeemed:
Shares issued	1,179,328	837,156	96,855	137,432
Shares redeemed	(1,909,604)	(4,996,105)	(234,040)	(501,881)

	(730,276)	(4,158,949)	(137,185)	(364,449)

	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(248,518)	$(173,836)	$123,424	$236,110
Net realized gain (loss)	5,506,013	36,073,552	4,163,638	5,066,815
Net change in unrealized appreciation (depreciation)	51,257,750	(37,694,955)	8,284,477	(4,596,077)

Net Increase (Decrease) in Net Assets Resulting from Operations	56,515,245	(1,795,239)	12,571,539	706,848

Capital Share Transactions (1):
Shares issued	5,144,766	15,239,087	2,106,338	6,027,806
Shares redeemed	(17,278,828)	(37,900,582)	(8,112,201)	(11,679,501)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,134,062)	(22,661,495)	(6,005,863)	(5,651,695)

Total Increase (Decrease)	44,381,183	(24,456,734)	6,565,676	(4,944,847)

Net Assets:
Beginning of period	282,674,521	307,131,255	53,443,880	58,388,727

End of period	$327,055,704	$282,674,521	$60,009,556	$53,443,880

(1) Shares Issued and Redeemed:
Shares issued	113,800	353,101	101,787	320,123
Shares redeemed	(375,854)	(864,885)	(387,934)	(617,878)

	(262,054)	(511,784)	(286,147)	(297,755)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(142,880)	$(119,646)	$942,480	$2,373,356
Net realized gain (loss)	12,403,555	14,858,391	(1,300,042)	45,011,251
Net change in unrealized appreciation (depreciation)	19,604,459	(10,094,918)	24,970,806	(62,082,127)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,865,134	4,643,827	24,613,244	(14,697,520)

Capital Share Transactions (1):
Shares issued	4,006,358	7,252,351	2,600,916	22,876,266
Shares redeemed	(10,643,924)	(18,024,928)	(16,610,809)	(29,956,659)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,637,566)	(10,772,577)	(14,009,893)	(7,080,393)

Total Increase (Decrease)	25,227,568	(6,128,750)	10,603,351	(21,777,913)

Net Assets:
Beginning of period	118,364,510	124,493,260	179,440,591	201,218,504

End of period	$143,592,078	$118,364,510	$190,043,942	$179,440,591

(1) Shares Issued and Redeemed:
Shares issued	157,760	302,245	90,045	807,607
Shares redeemed	(405,558)	(764,611)	(574,275)	(1,045,816)

	(247,798)	(462,366)	(484,230)	(238,209)

	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,439,891	$2,873,672	$3,842,610	$7,526,956
Net realized gain (loss)	4,100,642	21,239,641	11,985,069	34,214,884
Net change in unrealized appreciation (depreciation)	27,304,734	(35,212,678)	59,974,085	(61,067,957)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,845,267	(11,099,365)	75,801,764	(19,326,117)

Capital Share Transactions (1):
Shares issued	2,544,264	9,421,815	13,851,991	23,774,377
Shares redeemed	(15,402,882)	(38,464,272)	(35,433,324)	(73,333,744)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,858,618)	(29,042,457)	(21,581,333)	(49,559,367)

Total Increase (Decrease)	19,986,649	(40,141,822)	54,220,431	(68,885,484)

Net Assets:
Beginning of period	176,071,984	216,213,806	416,864,342	485,749,826

End of period	$196,058,633	$176,071,984	$471,084,773	$416,864,342

(1) Shares Issued and Redeemed:
Shares issued	128,811	508,888	597,848	1,066,716
Shares redeemed	(786,135)	(1,989,565)	(1,503,851)	(3,268,680)

	(657,324)	(1,480,677)	(906,003)	(2,201,964)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(196,685)	$(357,178)	$744,582	$1,469,897
Net realized gain (loss)	6,251,418	9,997,554	(510,237)	17,904,839
Net change in unrealized appreciation (depreciation)	23,946,353	(8,393,504)	19,355,779	(44,175,166)

Net Increase (Decrease) in Net Assets Resulting from Operations	30,001,086	1,246,872	19,590,124	(24,800,430)

Capital Share Transactions (1):
Shares issued	5,152,160	10,493,912	2,695,468	7,809,360
Shares redeemed	(10,796,805)	(20,527,297)	(16,184,065)	(21,933,682)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,644,645)	(10,033,385)	(13,488,597)	(14,124,322)

Total Increase (Decrease)	24,356,441	(8,786,513)	6,101,527	(38,924,752)

Net Assets:
Beginning of period	112,501,974	121,288,487	141,771,404	180,696,156

End of period	$136,858,415	$112,501,974	$147,872,931	$141,771,404

(1) Shares Issued and Redeemed:
Shares issued	224,448	506,448	106,357	312,155
Shares redeemed	(474,973)	(984,438)	(633,546)	(819,626)

	(250,525)	(477,990)	(527,189)	(507,471)

	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$687,361	$1,082,476	$(254,433)	$(235,752)
Net realized gain (loss)	271,230	8,890,688	3,990,058	8,994,654
Net change in unrealized appreciation (depreciation)	12,439,878	(21,608,277)	12,849,869	(11,904,900)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,398,469	(11,635,113)	16,585,494	(3,145,998)

Capital Share Transactions (1):
Shares issued	1,047,783	5,645,058	3,027,932	9,313,190
Shares redeemed	(8,107,001)	(13,728,887)	(6,892,136)	(11,068,549)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,059,218)	(8,083,829)	(3,864,204)	(1,755,359)

Total Increase (Decrease)	6,339,251	(19,718,942)	12,721,290	(4,901,357)

Net Assets:
Beginning of period	79,292,130	99,011,072	59,881,664	64,783,021

End of period	$85,631,381	$79,292,130	$72,602,954	$59,881,664

(1) Shares Issued and Redeemed:
Shares issued	44,480	247,998	100,506	341,407
Shares redeemed	(342,538)	(571,822)	(233,509)	(394,886)

	(298,058)	(323,824)	(133,003)	(53,479)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$320,932	$336,642	$(197,313)	$(387,152)
Net realized gain (loss)	2,672,397	10,570,032	3,313,472	10,582,699
Net change in unrealized appreciation (depreciation)	8,247,442	(24,741,810)	19,694,430	(14,099,568)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,240,771	(13,835,136)	22,810,589	(3,904,021)

Capital Share Transactions (1):
Shares issued	2,210,963	24,848,843	5,540,310	10,662,667
Shares redeemed	(8,042,728)	(15,418,102)	(9,815,610)	(15,895,475)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,831,765)	9,430,741	(4,275,300)	(5,232,808)

Total Increase (Decrease)	5,409,006	(4,404,395)	18,535,289	(9,136,829)

Net Assets:
Beginning of period	80,918,617	85,323,012	93,243,043	102,379,872

End of period	$86,327,623	$80,918,617	$111,778,332	$93,243,043

(1) Shares Issued and Redeemed:
Shares issued	83,888	912,594	124,483	261,259
Shares redeemed	(302,498)	(551,662)	(225,224)	(380,158)

	(218,610)	360,932	(100,741)	(118,899)

	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$822,803	$1,177,178	$252,102	$485,242
Net realized gain (loss)	7,305,195	20,932,520	7,569,577	6,734,796
Net change in unrealized appreciation (depreciation)	25,148,771	(55,561,077)	3,650,346	(15,734,623)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,276,769	(33,451,379)	11,472,025	(8,514,585)

Capital Share Transactions (1):
Shares issued	3,283,262	17,807,215	2,355,637	11,381,200
Shares redeemed	(24,608,349)	(35,798,757)	(14,811,598)	(13,781,178)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,325,087)	(17,991,542)	(12,455,961)	(2,399,978)

Total Increase (Decrease)	11,951,682	(51,442,921)	(983,936)	(10,914,563)

Net Assets:
Beginning of period	211,285,199	262,728,120	70,723,563	81,638,126

End of period	$223,236,881	$211,285,199	$69,739,627	$70,723,563

(1) Shares Issued and Redeemed:
Shares issued	92,200	495,797	102,207	497,918
Shares redeemed	(679,370)	(963,526)	(639,063)	(578,759)

	(587,170)	(467,729)	(536,856)	(80,841)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,957,970	$2,513,313	$2,055,143	$2,261,356
Net realized gain (loss)	818,312	784,755	5,085,328	39,485,265
Net change in unrealized appreciation (depreciation)	10,692,495	(19,388,036)	47,014,090	(84,337,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,468,777	(16,089,968)	54,154,561	(42,591,011)

Capital Share Transactions (1):
Shares issued	8,805,315	12,149,439	2,097,085	15,623,800
Shares redeemed	(7,720,333)	(14,518,453)	(23,247,342)	(51,961,438)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,084,982	(2,369,014)	(21,150,257)	(36,337,638)

Total Increase (Decrease)	14,553,759	(18,458,982)	33,004,304	(78,928,649)

Net Assets:
Beginning of period	98,471,431	116,930,413	296,892,418	375,821,067

End of period	$113,025,190	$98,471,431	$329,896,722	$296,892,418

(1) Shares Issued and Redeemed:
Shares issued	654,596	881,613	71,612	535,648
Shares redeemed	(577,275)	(1,046,984)	(792,382)	(1,753,809)

	77,321	(165,371)	(720,770)	(1,218,161)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,204,603	$1,238,255	$1,725,067	$2,616,656
Net realized gain (loss)	3,376,070	12,654,422	5,591,430	4,807,690
Net change in unrealized appreciation (depreciation)	9,222,122	(45,234,597)	16,396,130	(12,543,521)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,802,795	(31,341,920)	23,712,627	(5,119,175)

Capital Share Transactions (1):
Shares issued	3,437,449	22,675,525	1,335,365	5,919,254
Shares redeemed	(15,933,064)	(28,717,460)	(10,581,213)	(24,276,489)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,495,615)	(6,041,935)	(9,245,848)	(18,357,235)

Total Increase (Decrease)	1,307,180	(37,383,855)	14,466,779	(23,476,410)

Net Assets:
Beginning of period	146,972,648	184,356,503	114,365,716	137,842,126

End of period	$148,279,828	$146,972,648	$128,832,495	$114,365,716

(1) Shares Issued and Redeemed:
Shares issued	281,842	1,785,301	55,806	288,555
Shares redeemed	(1,316,054)	(2,240,746)	(444,742)	(1,149,756)

	(1,034,212)	(455,445)	(388,936)	(861,201)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(111,968)	$(231,621)	$(336,686)	$(723,890)
Net realized gain (loss)	2,753,646	6,339,269	10,049,985	26,371,720
Net change in unrealized appreciation (depreciation)	7,112,350	(12,907,243)	21,212,892	(44,118,799)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,754,028	(6,799,595)	30,926,191	(18,470,969)

Capital Share Transactions (1):
Shares issued	1,265,543	4,910,588	3,904,210	4,387,154
Shares redeemed	(4,952,988)	(8,585,976)	(15,637,949)	(34,696,555)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,687,445)	(3,675,388)	(11,733,739)	(30,309,401)

Total Increase (Decrease)	6,066,583	(10,474,983)	19,192,452	(48,780,370)

Net Assets:
Beginning of period	64,604,205	75,079,188	217,918,325	266,698,695

End of period	$70,670,788	$64,604,205	$237,110,777	$217,918,325

(1) Shares Issued and Redeemed:
Shares issued	65,581	258,171	194,730	222,830
Shares redeemed	(257,382)	(448,319)	(783,806)	(1,758,352)

	(191,801)	(190,148)	(589,076)	(1,535,522)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(449,842)	$(952,916)	$ (141,007)	$(287,663)
Net realized gain (loss)	13,183,920	28,132,709	3,447,475	7,097,540
Net change in unrealized appreciation (depreciation)	22,769,892	(45,299,219)	5,527,981	(10,061,170)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,503,970	(18,119,426)	8,834,449	(3,251,293)

Capital Share Transactions (1):
Shares issued	1,525,401	6,839,230	3,737,236	6,618,291
Shares redeemed	(24,827,209)	(39,757,796)	(7,920,557)	(12,854,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,301,808)	(32,918,566)	(4,183,321)	(6,235,881)

Total Increase (Decrease)	12,202,162	(51,037,992)	4,651,128	(9,487,174)

Net Assets:
Beginning of period	291,618,083	342,656,075	88,927,197	98,414,371

End of period	$303,820,245	$291,618,083	$93,578,325	$88,927,197

(1) Shares Issued and Redeemed:
Shares issued	86,448	389,787	231,670	417,209
Shares redeemed	(1,392,049)	(2,270,510)	(486,162)	(815,373)

	(1,305,601)	(1,880,723)	(254,492)	(398,164)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/19 (Unaudited)	Year Ended 12/31/18
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(89,739)	$(178,329)
Net realized gain (loss)	1,794,633	3,191,807
Net change in unrealized appreciation (depreciation)	2,608,328	(3,779,634)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,313,222	(766,156)

Capital Share Transactions (1):
Shares issued	5,208,056	8,235,287
Shares redeemed	(7,371,478)	(9,036,706)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,163,422)	(801,419)

Total Increase (Decrease)	2,149,800	(1,567,575)

Net Assets:
Beginning of period	57,091,915	58,659,490

End of period	$59,241,715	$57,091,915

(1) Shares Issued and Redeemed:
Shares issued	356,437	582,959
Shares redeemed	(502,166)	(639,328)

	(145,729)	(56,369)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) [1]	0.01		0.01	—	(a)	—	(a)	—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	—		—	—		—		—		—

Total from investment operations	0.01		0.01	—		—		—		—

Less distributions:
Net investment income	(0.01)		(0.01)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	(0.01)		(0.01)	—		—		—		—

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total return [2]	0.91%	#	0.55%	0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$101,448		$110,933	$91,567		$123,865		$133,645		$132,731

Ratio of net expenses to average net assets [3]	0.59%	*	1.26%	0.85%		0.45%		0.23%		0.12%

Ratio of total expenses to average net assets [4]	0.59%	*	0.59%	0.59%		0.58%		0.61%		0.57%

Ratio of net investment income (loss) to average net assets [3]	1.82%	*	0.55%	0.01%		0.01%		0.01%		0.01%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$12.26		$12.09	$11.89		$11.59		$11.50		$11.48

Income (loss) from investment operations:
Net investment income (loss) [1]	0.19		0.32	0.24		0.18		0.13		0.08
Net realized and unrealized gain (loss) on investment transactions	0.22		(0.15)	(0.04)		0.12		(0.04)		(0.06)

Total from investment operations	0.41		0.17	0.20		0.30		0.09		0.02

Net asset value, end of period	$12.67		$12.26	$12.09		$11.89		$11.59		$11.50

Total return [2]	3.34%	#	1.41%	1.68%		2.59%		0.78%		0.17%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$240,232		$233,216	$229,184		$210,476		$189,846		$222,062

Ratio of total expenses to average net assets	0.70%	*	0.70%	0.70%		0.70%		0.73%		0.67%

Ratio of net investment income (loss) to average net assets	3.02%	*	2.61%	1.98%		1.55%		1.10%		0.67%

Portfolio turnover rate	24%	#	79%	97%		105%		127%		82%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.66		$14.68	$14.03	$13.45	$13.40	$12.75

Income (loss) from investment operations:
Net investment income (loss) [1]	0.27		0.41	0.36	0.36	0.33	0.26
Net realized and unrealized gain (loss) on investment transactions	0.72		(0.43)	0.29	0.22	(0.28)	0.39

Total from investment operations	0.99		(0.02)	0.65	0.58	0.05	0.65

Net asset value, end of period	$15.65		$14.66	$14.68	$14.03	$13.45	$13.40

Total return [2]	6.75%	#	(0.14% )	4.63%	4.31%	0.37%	5.10%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$425,417		$409,027	$485,598	$504,849	$534,675	$559,616

Ratio of total expenses to average net assets	0.67%	*	0.66%	0.66%	0.66%	0.68%	0.64%

Ratio of net investment income (loss) to average net assets	3.67%	*	2.81%	2.48%	2.58%	2.46%	1.95%

Portfolio turnover rate	20%	#	59%	72%	77%	131%	135%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.88		$13.18	$12.29	$10.61	$10.98	$10.78

Income (loss) from investment operations:
Net investment income (loss) [1]	0.34		0.66	0.69	0.69	0.66	0.62
Net realized and unrealized gain (loss) on investment transactions	0.99		(0.96)	0.20	0.99	(1.03)	(0.42)

Total from investment operations	1.33		(0.30)	0.89	1.68	(0.37)	0.20

Net asset value, end of period	$14.21		$12.88	$13.18	$12.29	$10.61	$10.98

Total return [2]	10.33%	#	(2.35% )	7.42%	15.83%	(3.37% )	1.86%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$159,960		$150,324	$171,467	$168,650	$173,033	$194,504

Ratio of total expenses to average net assets	0.74%	*	0.77%	0.86%	0.86%	0.87%	0.85%

Ratio of net investment income (loss) to average net assets	5.01%	*	5.02%	5.39%	6.03%	5.88%	5.58%

Portfolio turnover rate	66%	#	115%	78%	81%	72%	56%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$52.56		$52.31	$45.44		$42.05		$40.04		$35.72

Income (loss) from investment operations:
Net investment income (loss) [1]	0.45		1.22	0.53		0.54		0.46		0.45
Net realized and unrealized gain (loss) on investment transactions	8.67		(0.97)	6.34		2.85		1.55		3.87

Total from investment operations	9.12		0.25	6.87		3.39		2.01		4.32

Net asset value, end of period	$61.68		$52.56	$52.31		$45.44		$42.05		$40.04

Total return [2]	17.35%	#	0.48%	15.12%		8.06%		5.02%		12.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,295,437		$3,698,250	$3,898,297		$3,494,596		$3,322,196		$3,074,188

Ratio of total expenses to average net assets	0.88%	*	0.89%	0.89%		0.89%		0.92%		0.89%

Ratio of net investment income (loss) to average net assets	1.57%	*	2.28%	1.07%		1.24%		1.10%		1.18%

Portfolio turnover rate	26%	#	69%	61%		66%		69%		74%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

BALANCED FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$19.53		$20.12	$17.60		$16.24		$16.13		$14.71

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.02)		(0.04)	(0.04)		(0.03)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.66		(0.55)	2.56		1.39		0.14		1.45

Total from investment operations	2.64		(0.59)	2.52		1.36		0.11		1.42

Net asset value, end of period	$22.17		$19.53	$20.12		$17.60		$16.24		$16.13

Total return [2]	13.52%	#	(2.93% )	14.32%		8.37%		0.68%		9.65%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$81,889		$74,832	$84,403		$77,801		$76,587		$81,794

Ratio of net expenses to average net assets [3,4]	0.20%	*	0.20%	0.19%		0.19%		0.21%		0.20%

Ratio of total expenses to average net assets [3,5]	0.20%	*	0.20%	0.19%		0.19%		0.21%		0.21%

Ratio of net investment income (loss) to average net assets [4]	(0.20%	)*	(0.19% )	(0.19%	)	(0.19%	)	(0.21%	)	(0.20%	)

Portfolio turnover rate	4%	#	8%	9%		7%		8%		8%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[4]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$39.95		$40.48	$30.40		$30.07		$27.21	$25.11

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.04)		(0.02)	(0.03)		(0.04)		(0.09)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	8.09		(0.51)	10.11		0.37		2.95	2.17

Total from investment operations	8.05		(0.53)	10.08		0.33		2.86	2.10

Net asset value, end of period	$48.00		$39.95	$40.48		$30.40		$30.07	$27.21

Total return [2]	20.15%	#	(1.31% )	33.16%		1.10%		10.51%	8.36%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$327,056		$282,675	$307,131		$259,278		$296,703	$280,682

Ratio of total expenses to average net assets	0.96%	*	0.95%	0.96%		0.96%		0.98%	0.96%

Ratio of net investment income (loss) to average net assets	(0.16%	)*	(0.05% )	(0.08%	)	(0.15%	)	(0.30% )	(0.26%	)

Portfolio turnover rate	11%	#	42%	52%		42%		37%	38%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$17.90		$17.78	$13.87		$13.09		$13.11	$11.78

Income (loss) from investment operations:
Net investment income (loss) [1]	0.04		0.08	0.07		0.07		0.05	0.06
Net realized and unrealized gain (loss) on investment transactions	4.29		0.04	3.84		0.71		(0.07)	1.27

Total from investment operations	4.33		0.12	3.91		0.78		(0.02)	1.33

Net asset value, end of period	$22.23		$17.90	$17.78		$13.87		$13.09	$13.11

Total return [2]	24.19%	#	0.68%	28.19%		5.96%		(0.15% )	11.29%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,010		$53,444	$58,389		$42,791		$43,702	$57,663

Ratio of net expenses to average net assets [3]	0.89%	*	0.87%	0.89%		0.89%		0.89%	0.89%

Ratio of total expenses to average net assets [4]	0.89%	*	0.87%	0.89%		0.89%		0.89%	0.90%

Ratio of net investment income (loss) to average net assets [3]	0.42%	*	0.40%	0.43%		0.55%		0.39%	0.47%

Portfolio turnover rate	10%	#	25%	28%		25%		29%	25%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016	2015	2014
Net asset value, beginning of period	$22.41		$21.67	$16.32		$16.30	$16.03	$14.88

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.03)		(0.02)	(0.03)		0.01	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	6.14		0.76	5.38		0.01	0.30	1.18

Total from investment operations	6.11		0.74	5.35		0.02	0.27	1.15

Net asset value, end of period	$28.52		$22.41	$21.67		$16.32	$16.30	$16.03

Total return [2]	27.27%	#	3.42%	32.78%		0.12%	1.68%	7.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,592		$118,365	$124,493		$101,020	$111,680	$125,980

Ratio of total expenses to average net assets	0.86%	*	0.86%	0.86%		0.85%	0.87%	0.87%

Ratio of net investment income (loss) to average net assets	(0.21%	)*	(0.09% )	(0.18%	)	0.06%	(0.20% )	(0.19%	)

Portfolio turnover rate	47%	#	72%	64%		141%	124%	83%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016	2015	2014
Net asset value, beginning of period	$26.22		$28.41	$24.79		$22.21	$23.22	$20.86

Income (loss) from investment operations:
Net investment income (loss) [1]	0.14		0.35	0.41		0.36	0.27	0.30
Net realized and unrealized gain (loss) on investment transactions	3.52		(2.54)	3.21		2.22	(1.28)	2.06

Total from investment operations	3.66		(2.19)	3.62		2.58	(1.01)	2.36

Net asset value, end of period	$29.88		$26.22	$28.41		$24.79	$22.21	$23.22

Total return [2]	13.96%	#	(7.71% )	14.60%		11.62%	(4.35% )	11.31%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$190,044		$179,441	$201,219		$202,553	$207,692	$229,080

Ratio of total expenses to average net assets	0.91%	*	0.90%	0.90%		0.90%	0.92%	0.90%

Ratio of net investment income (loss) to average net assets	1.00%	*	1.22%	1.57%		1.60%	1.17%	1.38%

Portfolio turnover rate	34%	#	108%	17%		22%	19%	22%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.41		$18.64	$16.18	$14.77	$14.89	$13.38

Income (loss) from investment operations:
Net investment income (loss) [1]	0.15		0.26	0.25	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investment transactions	3.17		(1.49)	2.21	1.19	(0.34)	1.32

Total from investment operations	3.32		(1.23)	2.46	1.41	(0.12)	1.51

Net asset value, end of period	$20.73		$17.41	$18.64	$16.18	$14.77	$14.89

Total return [2]	19.07%	#	(6.60% )	15.21%	9.55%	(0.81% )	11.29%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$196,059		$176,072	$216,214	$191,386	$203,012	$192,695

Ratio of total expenses to average net assets	0.91%	*	0.90%	0.90%	0.90%	0.92%	0.91%

Ratio of net investment income (loss) to average net assets	1.52%	*	1.39%	1.44%	1.47%	1.47%	1.33%

Portfolio turnover rate	40%	#	76%	106%	87%	98%	80%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

INDEX 500 FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.83		$21.87	$18.00	$16.14	$15.98	$14.11

Income (loss) from investment operations:
Net investment income (loss) [1]	0.20		0.35	0.33	0.29	0.27	0.24
Net realized and unrealized gain (loss) on investment transactions	3.63		(1.39)	3.54	1.57	(0.11)	1.63

Total from investment operations	3.83		(1.04)	3.87	1.86	0.16	1.87

Net asset value, end of period	$24.66		$20.83	$21.87	$18.00	$16.14	$15.98

Total return [2]	18.39%	#	(4.76% )	21.50%	11.52%	1.00%	13.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$471,085		$416,864	$485,750	$432,873	$417,965	$442,835

Ratio of total expenses to average net assets	0.36%	*	0.36%	0.36%	0.36%	0.38%	0.38%

Ratio of net investment income (loss) to average net assets	1.69%	*	1.56%	1.64%	1.75%	1.68%	1.63%

Portfolio turnover rate	2%	#	3%	2%	3%	3%	3%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$19.01		$18.96	$14.92		$14.02		$14.88		$13.59

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.03)		(0.06)	(0.03)		—	(a)	—	(a)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	5.17		0.11	4.07		0.90		(0.86)		1.31

Total from investment operations	5.14		0.05	4.04		0.90		(0.86)		1.29

Net asset value, end of period	$24.15		$19.01	$18.96		$14.92		$14.02		$14.88

Total return [2]	27.04%	#	0.26%	27.08%		6.42%		(5.78%	)	9.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$136,858		$112,502	$121,288		$103,325		$111,742		$128,486

Ratio of total expenses to average net assets	0.96%	*	0.96%	0.96%		0.97%		1.00%		0.97%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.28% )	(0.20%	)	0.00%		(0.02%	)	(0.14%	)

Portfolio turnover rate	10%	#	42%	25%		28%		43%		140%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)  Less than one penny per share.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$22.60		$26.65	$22.69		$19.36		$21.04		$18.51

Income (loss) from investment operations:
Net investment income (loss) [1]	0.12		0.23	0.20		0.20		0.20		0.17
Net realized and unrealized gain (loss) on investment transactions	3.01		(4.28)	3.76		3.13		(1.88)		2.36

Total from investment operations	3.13		(4.05)	3.96		3.33		(1.68)		2.53

Net asset value, end of period	$25.73		$22.60	$26.65		$22.69		$19.36		$21.04

Total return [2]	13.85%	#	(15.20% )	17.45%		17.20%		(7.98%	)	13.67%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$147,873		$141,771	$180,696		$170,374		$165,849		$185,293

Ratio of total expenses to average net assets	0.80%	*	0.79%	0.78%		0.78%		0.81%		0.81%

Ratio of net investment income (loss) to average net assets	0.97%	*	0.85%	0.83%		0.97%		0.93%		0.86%

Portfolio turnover rate	9%	#	33%	31%		33%		42%		32%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$20.92		$24.06	$21.57		$17.57		$17.84	$15.33

Income (loss) from investment operations:
Net investment income (loss) [1]	0.19		0.28	0.33		0.19		0.19	0.21
Net realized and unrealized gain (loss) on investment transactions	3.41		(3.42)	2.16		3.81		(0.46)	2.30

Total from investment operations	3.60		(3.14)	2.49		4.00		(0.27)	2.51

Net asset value, end of period	$24.52		$20.92	$24.06		$21.57		$17.57	$17.84

Total return [2]	17.21%	#	(13.05% )	11.55%		22.77%		(1.51% )	16.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$85,631		$79,292	$99,011		$96,177		$90,550	$90,229

Ratio of total expenses to average net assets	1.07%	*	1.06%	1.02%		1.04%		1.07%	1.05%

Ratio of net investment income (loss) to average net assets	1.61%	*	1.16%	1.48%		1.01%		1.06%	1.27%

Portfolio turnover rate	18%	#	60%	45%		64%		77%	69%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMID CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$24.93		$26.38	$20.68		$19.46		$19.76	$19.64

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.11)		(0.10)	(0.11)		(0.10)		(0.15)	(0.15)
Net realized and unrealized gain (loss) on investment transactions	7.17		(1.35)	5.81		1.32		(0.15)	0.27

Total from investment operations	7.06		(1.45)	5.70		1.22		(0.30)	0.12

Net asset value, end of period	$31.99		$24.93	$26.38		$20.68		$19.46	$19.76

Total return [2]	28.32%	#	(5.50% )	27.56%		6.27%		(1.52% )	0.61%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,603		$59,882	$64,783		$52,713		$56,002	$55,602

Ratio of net expenses to average net assets [3]	1.04%	*	1.03%	1.05%		1.05%		1.07%	1.06%

Ratio of total expenses to average net assets [4]	1.04%	*	1.03%	1.04%		1.04%		1.07%	1.06%

Ratio of net investment income (loss) to average net assets [3]	(0.75%	)*	(0.35% )	(0.47%	)	(0.52%	)	(0.71% )	(0.81%	)

Portfolio turnover rate	36%	#	83%	68%		160%		103%	89%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$23.67		$27.90	$24.69		$19.72		$20.91		$19.14

Income (loss) from investment operations:
Net investment income (loss) [1]	0.10		0.10	0.03		0.02		—		0.05
Net realized and unrealized gain (loss) on investment transactions	3.20		(4.33)	3.18		4.95		(1.19)		1.72

Total from investment operations	3.30		(4.23)	3.21		4.97		(1.19)		1.77

Net asset value, end of period	$26.97		$23.67	$27.90		$24.69		$19.72		$20.91

Total return [2]	13.94%	#	(15.16% )	13.00%		25.20%		(5.69%	)	9.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$86,328		$80,919	$85,323		$82,032		$67,959		$73,906

Ratio of net expenses to average net assets [3]	1.12%	*	1.10%	1.18%		1.21%		1.23%		1.20%

Ratio of total expenses to average net assets [4]	1.12%	*	1.10%	1.18%		1.21%		1.23%		1.24%

Ratio of net investment income (loss) to average net assets [3]	0.74%	*	0.36%	0.11%		0.10%		(0.02%	)	0.24%

Portfolio turnover rate	16%	#	47%	37%		62%		48%		51%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$37.00		$38.80	$31.08		$28.59		$28.47		$26.42

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.08)		(0.15)	(0.16)		(0.10)		(0.14)		(0.11)
Net realized and unrealized gain (loss) on investment transactions	9.29		(1.65)	7.88		2.59		0.26		2.16

Total from investment operations	9.21		(1.80)	7.72		2.49		0.12		2.05

Net asset value, end of period	$46.21		$37.00	$38.80		$31.08		$28.59		$28.47

Total return [2]	24.89%	#	(4.64% )	24.84%		8.71%		0.42%		7.76%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,778		$93,243	$102,380		$85,958		$91,666		$102,678

Ratio of total expenses to average net assets	1.01%	*	1.00%	1.01%		1.02%		1.03%		1.02%

Ratio of net investment income (loss) to average net assets	(0.38%	)*	(0.36% )	(0.46%	)	(0.35%	)	(0.48%	)	(0.42%	)

Portfolio turnover rate	8%	#	22%	25%		17%		26%		33%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$31.96		$37.11	$33.06	$26.50	$28.03	$26.16

Income (loss) from investment operations:
Net investment income (loss) [1]	0.13		0.17	0.18	0.23	0.17	0.19
Net realized and unrealized gain (loss) on investment transactions	4.97		(5.32)	3.87	6.33	(1.70)	1.68

Total from investment operations	5.10		(5.15)	4.05	6.56	(1.53)	1.87

Net asset value, end of period	$37.06		$31.96	$37.11	$33.06	$26.50	$28.03

Total return [2]	15.96%	#	(13.88% )	12.25%	24.75%	(5.46% )	7.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$223,237		$211,285	$262,728	$244,968	$227,139	$246,127

Ratio of total expenses to average net assets	0.98%	*	0.97%	0.97%	0.97%	0.99%	1.03%

Ratio of net investment income (loss) to average net assets	0.72%	*	0.46%	0.56%	0.83%	0.62%	0.70%

Portfolio turnover rate	27%	#	55%	59%	57%	47%	45%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMALL CAP INDEX FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.26		$22.86	$20.09	$16.69	$17.59	$16.88

Income (loss) from investment operations:
Net investment income (loss) [1]	0.08		0.14	0.13	0.12	0.12	0.12
Net realized and unrealized gain (loss) on investment transactions	3.27		(2.74)	2.64	3.28	(1.02)	0.59

Total from investment operations	3.35		(2.60)	2.77	3.40	(0.90)	0.71

Net asset value, end of period	$23.61		$20.26	$22.86	$20.09	$16.69	$17.59

Total return [2]	16.53%	#	(11.37% )	13.79%	20.37%	(5.12% )	4.21%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$69,740		$70,724	$81,638	$76,355	$65,480	$66,658

Ratio of net expenses to average net assets [3]	0.68%	*	0.65%	0.65%	0.66%	0.69%	0.64%

Ratio of total expenses to average net assets [4]	0.68%	*	0.65%	0.65%	0.66%	0.69%	0.69%

Ratio of net investment income (loss) to average net assets [3]	0.69%	*	0.59%	0.62%	0.70%	0.66%	0.72%

Portfolio turnover rate	13%	#	14%	13%	18%	18%	20%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.22		$14.22	$11.42	$11.38	$11.54	$12.29

Income (loss) from investment operations:
Net investment income (loss) [1]	0.25		0.31	0.27	0.26	0.24	0.30
Net realized and unrealized gain (loss) on investment transactions	1.42		(2.31)	2.53	(0.22)	(0.40)	(1.05)

Total from investment operations	1.67		(2.00)	2.80	0.04	(0.16)	(0.75)

Net asset value, end of period	$13.89		$12.22	$14.22	$11.42	$11.38	$11.54

Total return [2]	13.67%	#	(14.07% )	24.52%	0.35%	(1.39% )	(6.10% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$113,025		$98,471	$116,930	$97,813	$98,109	$101,510

Ratio of net expenses to average net assets [3]	0.83%	*	0.79%	0.82%	0.81%	0.83%	0.75%

Ratio of total expenses to average net assets [4]	0.83%	*	0.79%	0.82%	0.81%	0.83%	0.82%

Ratio of net investment income (loss) to average net assets [3]	3.76%	*	2.24%	2.05%	2.35%	2.02%	2.47%

Portfolio turnover rate	3%	#	3%	4%	7%	2%	7%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$26.51		$30.26	$22.98	$24.23	$23.39	$22.72

Income (loss) from investment operations:
Net investment income (loss) [1]	0.19		0.19	0.15	0.26	0.28	0.27
Net realized and unrealized gain (loss) on investment transactions	4.78		(3.94)	7.13	(1.51)	0.56	0.40

Total from investment operations	4.97		(3.75)	7.28	(1.25)	0.84	0.67

Net asset value, end of period	$31.48		$26.51	$30.26	$22.98	$24.23	$23.39

Total return [2]	18.75%	#	(12.39% )	31.68%	(5.16% )	3.59%	2.95%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$329,897		$296,892	$375,821	$319,322	$375,175	$380,898

Ratio of total expenses to average net assets	1.08%	*	1.11%	1.12%	1.12%	1.15%	1.15%

Ratio of net investment income (loss) to average net assets	1.31%	*	(0.66% )	0.56%	1.10%	1.17%	1.14%

Portfolio turnover rate	36%	#	50%	32%	34%	27%	31%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.39		$13.80	$10.22	$9.66	$10.84	$11.40

Income (loss) from investment operations:
Net investment income (loss) [1]	0.10		0.09	0.03	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investment transactions	1.00		(2.50)	3.55	0.53	(1.21)	(0.58)

Total from investment operations	1.10		(2.41)	3.58	0.56	(1.18)	(0.56)

Net asset value, end of period	$12.49		$11.39	$13.80	$10.22	$9.66	$10.84

Total return [2]	9.66%	#	(17.46% )	35.03%	5.80%	(10.89% )	(4.91% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$148,280		$146,973	$184,357	$150,270	$147,819	$157,027

Ratio of net expenses to average net assets [3]	1.36%	*	1.32%	1.51%	1.65%	1.74%	1.75%

Ratio of total expenses to average net assets [4]	1.36%	*	1.32%	1.51%	1.65%	1.68%	1.69%

Ratio of net investment income (loss) to average net assets [3]	1.59%	*	0.73%	0.25%	0.28%	0.24%	0.19%

Portfolio turnover rate	18%	#	45%	41%	46%	41%	42%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.57		$21.47	$19.99	$18.95	$18.01	$13.83

Income (loss) from investment operations:
Net investment income (loss) [1]	0.32		0.43	0.39	0.32	0.26	0.23
Net realized and unrealized gain (loss) on investment transactions	4.02		(1.33)	1.09	0.72	0.68	3.95

Total from investment operations	4.34		(0.90)	1.48	1.04	0.94	4.18

Net asset value, end of period	$24.91		$20.57	$21.47	$19.99	$18.95	$18.01

Total return [2]	21.10%	#	(4.19% )	7.40%	5.49%	5.22%	30.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$128,832		$114,366	$137,842	$137,257	$137,644	$136,861

Ratio of total expenses to average net assets	0.97%	*	0.96%	0.95%	0.95%	0.97%	0.97%

Ratio of net investment income (loss) to average net assets	2.74%	*	2.05%	1.86%	1.65%	1.42%	1.43%

Portfolio turnover rate	37%	#	66%	75%	81%	61%	54%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$17.37		$19.20	$15.99		$14.88		$15.12	$14.16

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.03)		(0.06)	(0.05)		(0.05)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.69		(1.77)	3.26		1.16		(0.19)	1.01

Total from investment operations	2.66		(1.83)	3.21		1.11		(0.24)	0.96

Net asset value, end of period	$20.03		$17.37	$19.20		$15.99		$14.88	$15.12

Total return [2]	15.32%	#	(9.53% )	20.08%		7.46%		(1.59% )	6.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,671		$64,604	$75,079		$61,867		$61,119	$64,505

Ratio of net expenses to average net assets [3,4]	0.33%	*	0.32%	0.31%		0.32%		0.34%	0.34%

Ratio of total expenses to average net assets [3,5]	0.33%	*	0.32%	0.31%		0.32%		0.34%	0.34%

Ratio of net investment income (loss) to average net assets [4]	(0.32%	)*	(0.32% )	(0.31%	)	(0.32%	)	(0.34% )	(0.34%	)

Portfolio turnover rate	7%	#	19%	20%		20%		24%	20%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[4]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$18.12		$19.66	$16.72		$15.55		$15.73	$14.80

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.03)		(0.06)	(0.05)		(0.05)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.64		(1.48)	2.99		1.22		(0.13)	0.98

Total from investment operations	2.61		(1.54)	2.94		1.17		(0.18)	0.93

Net asset value, end of period	$20.73		$18.12	$19.66		$16.72		$15.55	$15.73

Total return [2]	14.41%	#	(7.83% )	17.58%		7.52%		(1.14% )	6.28%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$237,111		$217,918	$266,699		$230,243		$238,908	$250,402

Ratio of total expenses to average net assets [3]	0.30%	*	0.30%	0.29%		0.30%		0.32%	0.32%

Ratio of net investment income (loss) to average net assets	(0.29%	)*	(0.29% )	(0.29%	)	(0.30%	)	(0.32% )	(0.32%	)

Portfolio turnover rate	6%	#	14%	16%		14%		20%	17%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$16.48		$17.51	$15.36		$14.36		$14.44	$13.67

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.03)		(0.05)	(0.05)		(0.04)		(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	2.09		(0.98)	2.20		1.04		(0.03)	0.81

Total from investment operations	2.06		(1.03)	2.15		1.00		(0.08)	0.77

Net asset value, end of period	$18.54		$16.48	$17.51		$15.36		$14.36	$14.44

Total return [2]	12.50%	#	(5.88% )	14.00%		6.96%		(0.55% )	5.63%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$303,820		$291,618	$342,656		$332,347		$342,152	$364,044

Ratio of total expenses to average net assets [3]	0.30%	*	0.29%	0.29%		0.29%		0.32%	0.31%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.29% )	(0.29%	)	(0.29%	)	(0.32% )	(0.31%	)

Portfolio turnover rate	4%	#	14%	12%		12%		17%	17%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$15.31		$15.86	$14.42		$13.60		$13.63	$12.98

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.02)		(0.05)	(0.05)		(0.04)		(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.56		(0.50)	1.49		0.86		0.02	0.69

Total from investment operations	1.54		(0.55)	1.44		0.82		(0.03)	0.65

Net asset value, end of period	$16.85		$15.31	$15.86		$14.42		$13.60	$13.63

Total return [2]	10.06%	#	(3.47% )	9.99%		6.03%		(0.22% )	5.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$93,578		$88,927	$98,414		$97,741		$102,101	$107,669

Ratio of total expenses to average net assets [3]	0.32%	*	0.31%	0.30%		0.30%		0.33%	0.32%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.30% )	(0.30%	)	(0.30%	)	(0.33% )	(0.32%	)

Portfolio turnover rate	7%	#	17%	15%		15%		23%	20%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/19 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$13.99		$14.18	$13.33		$12.73		$12.72		$12.26

Income (loss) from investment operations:
Net investment income (loss) [1]	(0.02)		(0.04)	(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.09		(0.15)	0.89		0.64		0.05		0.50

Total from investment operations	1.07		(0.19)	0.85		0.60		0.01		0.46

Net asset value, end of period	$15.06		$13.99	$14.18		$13.33		$12.73		$12.72

Total return [2]	7.65%	#	(1.34% )	6.38%		4.71%		0.08%		3.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$59,242		$57,092	$58,659		$56,092		$61,217		$65,183

Ratio of total expenses to average net assets [3]	0.33%	*	0.33%	0.32%		0.31%		0.34%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.31% )	(0.31%	)	(0.31%	)	(0.34%	)	(0.33%	)

Portfolio turnover rate	10%	#	23%	23%		26%		24%		26%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the six months ended June 30, 2019, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at June 30, 2019 consist of $5,594,880 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2018 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2018, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.75% over $227,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.	0.92%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market Fund	0.64%	SMID Cap Growth Fund	1.07%
Limited Maturity Bond Fund	0.74%	SMID Cap Value Fund	1.26%
Quality Bond Fund	0.73%	Small Cap Growth Fund	1.13%
High Yield Bond Fund	0.92%	Small Cap Value Fund	1.02%
Flexibly Managed Fund	0.94%	Small Cap Index Fund	0.74%
Balanced Fund	0.79%	Developed International Index Fund	0.94%
Large Growth Stock Fund	1.02%	International Equity Fund	1.20%
Large Cap Growth Fund	0.89%	Emerging Markets Equity Fund	1.78%
Large Core Growth Fund	0.90%	Real Estate Securities Fund	1.02%
Large Cap Value Fund	0.96%	Aggressive Allocation Fund*	0.40%
Large Core Value Fund	0.96%	Moderately Aggressive Allocation Fund*	0.34%
Index 500 Fund	0.42%	Moderate Allocation Fund*	0.34%
Mid Cap Growth Fund	1.00%	Moderately Conservative Allocation Fund*	0.35%
Mid Cap Value Fund	0.83%	Conservative Allocation Fund*	0.38%
Mid Core Value Fund	1.11%

* For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

Total fees of $260,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2019. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2019 are as follows:

Money Market Fund	$4,623,589
Limited Maturity Bond Fund	34,887,892
Quality Bond Fund	13,397,109
Large Growth Stock Fund	21,374,856
Large Core Value Fund	28,840,225
Index 500 Fund	20,549,547
SMID Cap Growth Fund	5,891,085
SMID Cap Value Fund	5,013,433
Small Cap Index Fund	4,324,356
Developed International Index Fund	3,147,770
International Equity Fund	8,460,059

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2019 were as follows:

SMID Cap Growth Fund	$1,989
Small Cap Value Fund	10,420

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended June 30, 2019 as follows:

Balanced Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 60.2%
Penn Series Index 500 Fund*	$44,163,211	$1,208,806	$4,105,485	$3,132,130	$4,914,670	$49,313,332	1,999,730	$—
Affiliated Fixed Income Funds — 39.7%
Penn Series Quality Bond Fund*	30,748,755	1,823,711	2,141,359	625,538	1,460,823	32,517,468	2,077,793	—

	$74,911,966	$3,032,517	$6,246,844	$3,757,668	$6,375,493	$81,830,800		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Aggressive Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 57.6%
Penn Series Flexibly Managed Fund*	$1,929,310	$45,970	$203,243	$100,909	$229,209	$2,102,155	34,082	$—
Penn Series Index 500 Fund*	1,895,349	748,349	210,736	141,326	235,457	2,809,745	113,939	—
Penn Series Large Cap Growth Fund*	1,912,178	45,970	300,093	124,150	326,686	2,108,891	94,867	—
Penn Series Large Cap Value Fund*	5,083,605	197,681	389,236	198,855	507,368	5,598,273	187,359	—
Penn Series Large Core Value Fund*	5,687,697	137,909	586,103	177,490	893,696	6,310,689	304,423	—
Penn Series Large Growth Stock Fund*	631,286	15,323	65,388	25,794	99,760	706,775	14,724	—
Penn Series Mid Cap Growth Fund*	1,267,007	30,647	215,841	80,541	253,289	1,415,643	58,619	—
Penn Series Mid Cap Value Fund*	3,083,098	270,148	243,272	117,944	314,762	3,542,680	137,687	—
Penn Series Mid Core Value Fund*	3,130,494	88,103	265,649	78,618	457,365	3,488,931	142,289	—
Penn Series Real Estate Securities Fund*	1,834,243	69,987	259,325	122,008	267,229	2,034,142	81,660	—
Penn Series Small Cap Growth Fund*	1,912,313	45,970	307,508	126,842	339,334	2,116,951	45,812	—
Penn Series Small Cap Index Fund*#	626,679	9,811	732,722	272,638	(176,406)	—	—	—
Penn Series Small Cap Value Fund*	1,881,483	83,365	146,932	81,127	218,843	2,117,886	57,147	—
Penn Series SMID Cap Growth Fund*	1,278,895	30,647	237,150	85,159	265,049	1,422,600	44,470	—
Penn Series SMID Cap Value Fund*	4,406,956	266,128	340,581	190,751	426,527	4,949,781	183,529	—
Affiliated Fixed Income Funds — 8.8%
Penn Series High Yield Bond Fund*	1,282,819	89,844	117,211	15,592	117,649	1,388,693	97,726	—
Penn Series Limited Maturity Bond Fund*	4,599,119	438,698	354,130	16,853	141,178	4,841,718	382,140	—
Affiliated International Equity Funds — 33.3%
Penn Series Developed International Index Fund*	6,453,488	1,647,057	503,477	166,412	750,798	8,514,278	612,979	—
Penn Series Emerging Markets Equity Fund*	7,241,704	227,852	1,672,690	276,528	371,304	6,444,698	515,989	—
Penn Series International Equity Fund*	7,779,045	183,879	855,171	354,108	1,073,253	8,535,114	271,128	—

	$63,916,768	$4,673,338	$8,006,458	$2,753,645	$7,112,350	$70,449,643		$—

* Non-income producing security.

# Issuer was not an investment of the Fund at June 30, 2019.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Moderately Aggressive Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 56.7%
Penn Series Flexibly Managed Fund*	$13,050,710	$200,846	$1,343,022	$734,346	$1,479,964	$14,122,844	228,970	$—
Penn Series Index 500 Fund*	6,409,945	2,410,362	647,729	463,900	801,757	9,438,235	382,735	—
Penn Series Large Cap Growth Fund*	6,467,011	100,423	996,293	518,265	994,583	7,083,989	318,668	—
Penn Series Large Cap Value Fund*	17,192,975	453,287	1,213,175	708,515	1,663,640	18,805,242	629,359	—
Penn Series Large Core Value Fund*	19,235,422	301,269	1,932,177	583,585	3,010,197	21,198,296	1,022,590	—
Penn Series Large Growth Stock Fund*	2,134,929	33,474	216,285	80,633	341,374	2,374,125	49,461	—
Penn Series Mid Cap Growth Fund*	4,284,855	66,949	716,518	267,159	852,899	4,755,344	196,909	—
Penn Series Mid Cap Value Fund*	8,340,801	667,668	654,894	315,722	851,209	9,520,506	370,016	—
Penn Series Mid Core Value Fund*	8,469,538	133,898	666,248	391,639	1,046,984	9,375,811	382,374	—
Penn Series Real Estate Securities Fund*	6,202,521	139,673	810,857	476,532	824,924	6,832,793	274,299	—
Penn Series Small Cap Growth Fund*	4,311,635	66,949	680,219	280,262	762,261	4,740,888	102,594	—
Penn Series Small Cap Index Fund*	4,238,633	125,316	2,653,140	1,601,938	(930,515)	2,382,232	100,899	—
Penn Series Small Cap Value Fund*	6,362,925	245,666	501,005	324,542	682,239	7,114,367	191,969	—
Penn Series SMID Cap Growth Fund*	2,162,614	33,474	393,804	108,334	478,778	2,389,396	74,692	—
Penn Series SMID Cap Value Fund*	12,774,835	669,805	971,126	594,928	1,183,369	14,251,811	528,432	—
Affiliated Fixed Income Funds — 17.7%
Penn Series High Yield Bond Fund*	4,338,952	234,595	355,408	69,811	376,840	4,664,790	328,275	—
Penn Series Limited Maturity Bond Fund*	24,446,952	1,948,299	1,668,114	77,462	753,072	25,557,671	2,017,180	—
Penn Series Quality Bond Fund*	11,159,994	719,971	968,841	148,871	608,576	11,668,571	745,596	—
Affiliated International Equity Funds — 25.2%
Penn Series Developed International Index Fund*	15,279,512	5,191,229	1,221,667	403,906	1,797,431	21,450,411	1,544,306	—
Penn Series Emerging Markets Equity Fund*	17,814,962	280,879	5,203,780	884,592	656,090	14,432,743	1,155,544	—
Penn Series International Equity Fund*	21,926,365	334,744	2,361,719	1,015,042	2,977,220	23,891,652	758,947	—

	$216,606,086	$14,358,776	$26,176,021	$10,049,984	$21,212,892	$236,051,717		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Moderate Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 45.1%
Penn Series Flexibly Managed Fund*	$17,481,348	$73,516	$2,216,385	$1,158,243	$1,759,861	$18,256,583	295,989	$—
Penn Series Index 500 Fund*	5,724,443	2,953,229	688,155	459,933	700,953	9,150,403	371,063	—
Penn Series Large Cap Growth Fund*	5,775,331	24,505	1,026,654	530,394	801,248	6,104,824	274,621	—
Penn Series Large Cap Value Fund*	14,394,220	229,143	1,397,732	764,245	1,203,667	15,193,543	508,485	—
Penn Series Large Core Value Fund*	17,178,234	73,515	2,149,127	638,521	2,527,664	18,268,807	881,274	—
Penn Series Large Growth Stock Fund*	2,859,977	18,020	368,451	270,556	288,741	3,068,843	63,934	—
Penn Series Mid Cap Growth Fund*	5,740,014	24,505	1,102,082	408,163	1,076,431	6,147,031	254,535	—
Penn Series Mid Cap Value Fund*	8,380,415	582,157	911,917	442,669	737,193	9,230,517	358,745	—
Penn Series Mid Core Value Fund*	14,182,196	61,262	1,481,678	433,851	1,955,089	15,150,720	617,892	—
Penn Series Real Estate Securities Fund*	5,539,718	24,505	819,640	536,571	607,772	5,888,926	236,408	—
Penn Series Small Cap Growth Fund*	2,887,864	17,112	533,106	326,315	366,080	3,064,265	66,312	—
Penn Series Small Cap Index Fund*	5,678,175	131,768	3,628,652	2,250,807	(1,352,632)	3,079,466	130,431	—
Penn Series Small Cap Value Fund*	8,523,801	253,211	924,070	594,081	749,785	9,196,808	248,160	—
Penn Series SMID Cap Growth Fund*	2,896,968	12,253	596,999	162,088	614,340	3,088,650	96,550	—
Penn Series SMID Cap Value Fund*	11,408,695	490,993	1,204,256	719,727	867,100	12,282,259	455,404	—
Affiliated Fixed Income Funds — 37.7%
Penn Series High Yield Bond Fund*	8,717,684	260,324	815,599	284,935	598,257	9,045,601	636,566	—
Penn Series Limited Maturity Bond Fund*	44,650,282	2,664,430	3,734,812	341,202	1,133,954	45,055,056	3,556,042	—
Penn Series Quality Bond Fund*	59,788,481	2,452,386	5,841,604	835,672	3,103,579	60,338,514	3,855,496	—
Affiliated International Equity Funds — 17.3%
Penn Series Developed International Index Fund*	14,618,842	369,220	1,534,960	540,487	1,410,456	15,404,045	1,109,003	—
Penn Series Emerging Markets Equity Fund*	14,913,341	622,621	1,420,485	175,499	1,254,986	15,545,962	1,244,673	—
Penn Series International Equity Fund*	20,558,450	85,768	2,701,572	1,309,961	2,365,368	21,617,975	686,721	—

	$291,898,479	$11,424,443	$35,097,936	$13,183,920	$22,769,892	$304,178,798		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Moderately Conservative Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 33.0%
Penn Series Flexibly Managed Fund*	$7,022,276	$277,336	$1,000,763	$554,119	$632,004	$7,484,972	121,352	$—
Penn Series Index 500 Fund*	862,158	946,089	130,451	95,269	102,763	1,875,828	76,068	—
Penn Series Large Cap Growth Fund*	1,739,752	69,334	337,538	167,502	238,207	1,877,257	84,447	—
Penn Series Large Cap Value Fund*	4,336,130	243,995	505,998	193,748	403,904	4,671,779	156,351	—
Penn Series Large Core Value Fund*	5,174,525	208,003	728,707	216,549	747,027	5,617,397	270,979	—
Penn Series Mid Cap Value Fund*	1,682,493	189,244	216,298	76,244	160,352	1,892,035	73,534	—
Penn Series Mid Core Value Fund*	1,708,694	76,931	212,147	61,345	228,531	1,863,354	75,993	—
Penn Series Real Estate Securities Fund*	1,668,219	69,334	275,589	160,279	188,258	1,810,501	72,682	—
Penn Series Small Cap Index Fund*#	855,059	18,320	1,004,185	409,200	(278,394)	—	—	—
Penn Series Small Cap Value Fund*	1,711,531	121,657	219,160	62,514	208,501	1,885,043	50,865	—
Penn Series SMID Cap Value Fund*	1,718,215	145,307	214,970	137,018	102,620	1,888,190	70,011	—
Affiliated Fixed Income Funds — 56.4%
Penn Series High Yield Bond Fund*	2,626,558	130,671	244,948	97,615	171,468	2,781,364	195,733	—
Penn Series Limited Maturity Bond Fund*	22,425,986	1,864,848	1,956,212	189,504	564,244	23,088,370	1,822,286	—
Penn Series Quality Bond Fund*	26,126,530	1,573,922	2,552,487	565,858	1,187,109	26,900,932	1,718,909	—
Affiliated International Equity Funds — 10.1%
Penn Series Developed International Index Fund*	2,642,592	172,284	329,157	126,168	230,229	2,842,116	204,616	—
Penn Series Emerging Markets Equity Fund*	1,797,538	146,370	205,304	17,982	155,698	1,912,284	153,105	—
Penn Series International Equity Fund*	4,424,280	173,335	651,211	316,561	485,460	4,748,425	150,839	—

	$88,522,536	$6,426,980	$10,785,125	$3,447,475	$5,527,981	$93,139,847		$—

* Non-income producing security.

# Issuer was not an investment of the Fund at June 30, 2019.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Conservative Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.9%
Penn Series Flexibly Managed Fund*	$4,440,448	$397,948	$876,308	$515,344	$236,843	$4,714,275	76,431	$—
Penn Series Large Cap Value Fund*	1,645,387	177,963	285,786	62,131	165,747	1,765,442	59,084	—
Penn Series Large Core Value Fund*	2,181,812	198,974	428,866	85,038	321,691	2,358,649	113,779	—
Penn Series Mid Cap Value Fund*	532,229	87,998	99,860	(3,839)	79,253	595,781	23,155	—
Penn Series Mid Core Value Fund*	1,080,786	106,257	196,967	57,594	125,809	1,173,479	47,858	—
Penn Series Real Estate Securities Fund*	527,722	49,744	117,850	17,110	93,312	570,038	22,884	—
Penn Series SMID Cap Value Fund*	543,382	74,506	99,283	(4,322)	80,296	594,579	22,046	—
Affiliated Fixed Income Funds — 75.8%
Penn Series High Yield Bond Fund*	1,660,755	149,230	228,517	68,793	101,400	1,751,661	123,270	—
Penn Series Limited Maturity Bond Fund*	19,846,212	2,387,698	2,542,821	240,019	424,228	20,355,336	1,606,577	—
Penn Series Quality Bond Fund*	22,208,980	2,125,113	3,035,481	706,511	777,171	22,782,294	1,455,738	—
Affiliated International Equity Funds — 3.0%
Penn Series Developed International Index Fund*	1,113,967	129,431	201,092	31,049	120,165	1,193,520	85,927	—
Penn Series International Equity Fund*	559,493	49,743	112,624	19,205	82,413	598,230	19,004	—

	$56,341,173	$5,934,605	$8,225,455	$1,794,633	$2,608,328	$58,453,284		$—

* Non-income producing security.

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2019, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$3,008,613	$12,497,807	$52,165,140	$43,722,444
Quality Bond Fund	11,059,593	34,252,428	72,809,434	62,957,822
High Yield Bond Fund	—	—	99,292,701	108,928,030
Flexibly Managed Fund	135,124,318	82,291,907	854,798,194	1,072,649,040
Balanced Fund	—	—	3,032,516	6,246,844
Large Growth Stock Fund	—	—	34,674,061	45,899,643
Large Cap Growth Fund	—	—	5,989,731	11,757,886
Large Core Growth Fund	—	—	62,454,461	70,402,028
Large Cap Value Fund	—	—	57,287,926	74,877,607

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Large Core Value Fund	$—	$—	$75,338,603	$87,388,927
Index 500 Fund	—	—	8,212,604	20,888,399
Mid Cap Growth Fund	—	—	13,070,769	19,278,104
Mid Cap Value Fund	—	—	13,893,268	23,830,357
Mid Core Value Fund	—	—	15,377,016	19,043,139
SMID Cap Growth Fund	—	—	23,997,980	28,164,877
SMID Cap Value Fund	—	—	13,523,080	18,844,072
Small Cap Growth Fund	—	—	8,481,342	12,997,415
Small Cap Value Fund	—	—	60,637,985	77,793,101
Small Cap Index Fund	—	—	9,128,828	18,982,909
Developed International Index Fund	—	—	5,312,747	2,773,887
International Equity Fund	—	—	109,550,340	124,347,150
Emerging Markets Fund	—	—	26,124,776	38,197,086
Real Estate Securities Fund	—	—	46,136,012	55,239,324
Aggressive Allocation Fund	—	—	4,673,337	8,006,458
Moderately Aggressive Allocation Fund	—	—	14,358,777	26,176,022
Moderate Allocation Fund	—	—	11,424,442	35,097,935
Moderately Conservative Allocation Fund	—	—	6,426,981	10,785,125
Conservative Allocation Fund	—	—	5,934,606	8,225,456

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2018, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2018, primarily attributable to consent dividends, were reclassed between the following accounts:

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Money Market Fund	$549	$(549)
Limited Maturity Bond Fund	(6,315,701)	6,315,701
Quality Bond Fund	(13,040,425)	13,040,425
High Yield Bond Fund	(8,362,253)	8,362,253
Flexibly Managed Fund	(310,060,004)	310,060,004
Balanced Fund	(6,475,525)	6,475,525
Large Growth Stock Fund	(36,539,499)	36,539,499
Large Cap Growth Fund	(5,363,372)	5,363,372
Large Core Growth Fund	(16,061,173)	16,061,173
Large Cap Value Fund	(48,292,656)	48,292,656
Large Core Value Fund	(24,100,351)	24,100,351
Index 500 Fund	(41,347,160)	41,347,160
Mid Cap Growth Fund	(10,454,343)	10,454,343
Mid Cap Value Fund	(20,103,454)	20,103,454
Mid Core Value Fund	(10,151,424)	10,151,424
SMID Cap Growth Fund	(8,830,589)	8,830,589
SMID Cap Value Fund	(11,161,759)	11,161,759
Small Cap Growth Fund	(10,172,560)	10,172,560
Small Cap Value Fund	(23,126,162)	23,126,162
Small Cap Index Fund	(7,077,680)	7,077,680
Developed International Index Fund	(2,950,956)	2,950,956
International Equity Fund	(44,005,423)	44,005,423
Emerging Markets Equity Fund	(14,738,525)	14,738,525
Real Estate Securities Fund	(6,809,037)	6,809,037
Aggressive Allocation Fund	(5,986,883)	5,986,883
Moderately Aggressive Allocation Fund	(25,362,818)	25,362,818
Moderate Allocation Fund	(26,951,467)	26,951,467
Moderately Conservative Allocation Fund	(6,722,196)	6,722,196
Conservative Allocation Fund	(2,998,435)	2,998,435

These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2018 and 2017 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2018	2017	2018	2017	2018	2017
Money Market Fund	$510,090	$10,464	$—	$67	$510,090	$10,531
Limited Maturity Bond Fund	6,315,701	4,233,777	—	—	6,315,701	4,233,777
Quality Bond Fund	13,040,425	13,597,499	—	1,219,536	13,040,425	14,817,035
High Yield Bond Fund	8,362,253	8,255,829	—	—	8,362,253	8,255,829
Flexibly Managed Fund	89,066,857	104,915,023	220,993,192	208,128,887	310,060,049	313,043,910
Balanced Fund	1,618,911	1,606,660	10,217,792	7,967,890	11,836,703	9,574,550
Large Growth Stock Fund	—	1,075,448	36,763,217	51,039,107	36,763,217	52,114,555
Large Cap Growth Fund	362,647	445,139	5,000,739	3,084,063	5,363,386	3,529,202
Large Core Growth Fund	1,333,604	6,153,058	14,727,569	10,961,685	16,061,173	17,114,743
Large Cap Value Fund	2,815,584	4,123,354	45,477,072	10,697,686	48,292,656	14,821,040
Large Core Value Fund	7,011,734	7,880,939	17,088,617	15,251,888	24,100,351	23,132,827
Index 500 Fund	7,526,980	7,860,846	33,820,180	16,586,730	41,347,160	24,447,576
Mid Cap Growth Fund	—	443,281	10,785,921	2,443,718	10,785,921	2,886,999
Mid Cap Value Fund	4,999,980	1,397,474	15,103,474	11,670,301	20,103,454	13,067,775
Mid Core Value Fund	2,270,928	2,651,933	7,880,710	8,481,515	10,151,638	11,133,448
SMID Cap Growth Fund	1,006,750	3,697,969	7,823,839	1,321,078	8,830,589	5,019,047
SMID Cap Value Fund	1,362,793	357,939	9,798,966	9,245,718	11,161,759	9,603,657
Small Cap Growth Fund	873,747	610,391	9,301,326	8,246,693	10,175,073	8,857,084
Small Cap Value Fund	1,177,178	7,020,337	21,948,984	20,620,173	23,126,162	27,640,510
Small Cap Index Fund	1,036,352	1,050,349	6,041,328	5,036,917	7,077,680	6,087,266
Developed International Index Fund	2,350,632	2,474,911	600,324	—	2,950,956	2,474,911
International Equity Fund	2,499,808	1,766,962	41,505,615	41,510,124	44,005,423	43,277,086
Emerging Markets Equity Fund	1,647,468	406,498	13,091,057	—	14,738,525	406,498
Real Estate Securities Fund	2,616,827	4,326,082	4,192,210	3,691,359	6,809,037	8,017,441
Aggressive Allocation Fund	1,038,455	1,092,797	12,328,888	9,233,911	13,367,343	10,326,708
Moderately Aggressive Allocation Fund	3,861,611	4,199,292	44,887,924	31,884,835	48,749,535	36,084,127
Moderate Allocation Fund	6,036,319	6,271,347	46,404,803	43,919,512	52,441,122	50,190,859
Moderately Conservative Allocation Fund	2,086,905	1,986,943	10,926,807	11,224,977	13,013,712	13,211,920
Conservative Allocation Fund	1,486,148	1,292,069	4,400,064	4,205,025	5,886,212	5,497,094
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Capital loss carryforwards:

At December 31, 2018, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$10	$—
Limited Maturity Bond Fund	150,089	930,253
Quality Bond Fund	329,688	2,669,971
High Yield Bond Fund	4,967,505	3,688,910

During the year ended December 31, 2018, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$322,990
Developed International Index Fund	291,137

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2019:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Money Market Fund	$—	$70
Limited Maturity Bond Fund	—	23,868
High Yield Bond Fund	—	522,789
Large Growth Stock Fund	88	467,939
Large Core Growth Fund	401	755,430
Large Cap Value Fund	—	851,804
Large Core Value Fund	—	34,062
Index 500 Fund	—	175,703
Mid Cap Growth Fund	—	960,795
Mid Cap Value Fund	—	1,493,518
Mid Core Value Fund	—	29,874
SMID Cap Value Fund	—	160,098
Small Cap Value Fund	—	867,907
Small Cap Index Fund	3,669	—
Developed International Index Fund	93,118	242,706
International Equity Fund	128,153	1,364,582
Emerging Markets Equity Fund	346,653	1,335,204
Conservative Allocation Fund	—	3,457

Tax cost of securities:

At June 30, 2019, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2019 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$97,980,896	$—	$—	$—
Limited Maturity Bond Fund	237,821,166	2,814,555	(2,759,897)	54,658

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Quality Bond Fund	$413,411,306	$13,817,837	$(2,359,815)	$11,458,022
High Yield Bond Fund	155,838,385	5,523,421	(423,285)	5,100,136
Flexibly Managed Fund	3,702,237,430	627,150,291	(39,692,475)	587,457,816
Balanced Fund	49,978,882	33,188,181	(1,243,729)	31,944,452
Large Growth Stock Fund	226,517,614	105,218,288	(5,535,734)	99,682,554
Large Cap Growth Fund	42,140,059	18,507,640	(571,088)	17,936,552
Large Core Growth Fund	113,468,765	30,758,176	(517,098)	30,241,078
Large Cap Value Fund	180,923,462	17,831,547	(5,629,952)	12,201,595
Large Core Value Fund	178,432,144	20,449,708	(3,016,020)	17,433,688
Index 500 Fund	225,386,072	264,056,281	(17,604,622)	246,451,659
Mid Cap Growth Fund	93,678,196	44,358,222	(1,563,814)	42,794,408
Mid Cap Value Fund	132,612,568	26,139,230	(12,123,695)	14,015,535
Mid Core Value Fund	82,982,000	8,898,460	(6,281,278)	2,617,182
SMID Cap Growth Fund	60,216,013	13,055,882	(2,000,514)	11,055,368
SMID Cap Value Fund	85,331,133	9,777,383	(8,818,628)	958,755
Small Cap Growth Fund	76,246,290	39,498,979	(4,016,326)	35,482,653
Small Cap Value Fund	199,140,707	35,286,556	(10,043,146)	25,243,410
Small Cap Index Fund	57,398,506	21,016,369	(8,561,335)	12,455,034
Developed International Index Fund	90,064,380	31,187,961	(9,116,455)	22,071,506
International Equity Fund	275,989,962	57,693,179	(5,638,497)	52,054,682
Emerging Markets Equity Fund	133,367,285	22,567,703	(7,806,288)	14,761,415
Real Estate Securities Fund	111,221,693	19,232,337	(2,393,305)	16,839,032
Aggressive Allocation Fund	56,948,618	13,909,896	(140,994)	13,768,902
Moderately Aggressive Allocation Fund	182,224,136	55,503,790	(410,089)	55,093,701
Moderate Allocation Fund	235,360,831	69,288,954	(470,987)	68,817,967
Moderately Conservative Allocation Fund	78,694,130	15,113,272	(131,721)	14,981,551
Conservative Allocation Fund	53,331,152	5,964,651	(37,580)	5,927,071

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2019. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at June 30, 2019 are listed after the Fund’s Schedule of Investments.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

The total market value of written options held in the Flexibly Managed Fund as of June 30, 2019 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

The Mid Core Value Fund and Emerging Markets Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2019:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2019:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign currency contracts	Interest rate contracts	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$—	$—	$—	$(815,937)
Quality Bond Fund	—	—	2,374,461	—	—	—
Flexibly Managed Fund	757,617	—		(33,371,925)	—	—
Index 500 Fund	57,708	—	—	—	—	—
Mid Core Value Fund	—	879	—	—	(25,841)	—
Small Cap Index Fund	27,451	—	—	—	—	—
Developed International Index Fund	114,063	—	—	—	—	—
Emerging Markets Fund	—	—	—	—	(82,528)	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2019:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund	Loss Exposure, After Collateral (note less than $0)
Flexibly Managed Fund
Citigroup	ISDA	$757,617	$(14,839,459)	$(14,081,842)	$—	$(14,081,842)
Credit Suisse	ISDA	—	(11,810,853)	(11,810,853)	—	(11,810,853)
Goldman Sachs	ISDA	—	(2,139,580)	(2,139,580)	—	(2,139,580)
JP Morgan	ISDA	—	(2,284,224)	(2,284,224)	—	(2,284,224)
Merrill Lynch	ISDA	—	(396,720)	(396,720)	—	(396,720)
RBC Capital	ISDA	—	(1,901,089)	(1,901,089)	—	(1,901,089)

Total		$757,617	$(33,371,925)	$(32,614,308)	$—	$(32,614,308)

Mid Core Value Fund
Bank of America	Fx Letter	$853	$—	$853	$—	$853
Credit Suisse	Fx Letter	—	(10,927)	(10,927)	—	(10,927)
Goldman Sachs	Fx Letter	—	(8,495)	(8,495)	—	(8,495)
JP Morgan	Fx Letter	—	(3,073)	(3,073)	—	(3,073)
Morgan Stanley	Fx Letter	26	(3,346)	(3,320)	—	(3,320)

Total		$879	$(25,841)	$(24,962)	$—	$(24,962)

Emerging Markets Equity Fund
UBS Securities	Fx Letter	$—	$(82,528)	$(82,528)	$—	$(82,528)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2019:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts

Fund	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$1,028,485
Quality Bond Fund	—	—	4,585,751
Flexibly Managed Fund	8,177,319	(87,029)	—
Large Growth Stock Fund	—	(1,942)	—
Large Cap Growth Fund	—	1,362	—
Large Core Growth Fund	—	(235)	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Fund	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity Contracts	Foreign currency contracts	Interest rate contracts
Index 500 Fund	$642,429	$—	$—
Mid Cap Growth Fund	(40,730)	—	—
Mid Core Value Fund	—	45,476	—
Small Cap Growth Fund	—	97	—
Small Cap Index Fund	175,961	—	—
Developed International Index Fund	252,190	3,771	—
International Equity Fund	—	(202,777)	—
Emerging Markets Equity Fund	—	(448,925)	—

Fund	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$373,192
Quality Bond Fund	—	—	(11,844)
Flexibly Managed Fund	405,075	(22,200,403)	—
Index 500 Fund	272,103	—	—
Mid Core Value Fund	—	13,475	—
Small Cap Index Fund	101,817	—	—
Developed International Index Fund	183,344	—	—
Emerging Markets Equity Fund	—	164,452	—

The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2019. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$—	$54,170,188	$—	$—
Quality Bond Fund	—	122,793,758	—	—
Flexibly Managed Fund	—	—	235,029	21,663,616
Index 500 Fund	—	4,667,260	—	—
Mid Core Value Fund	(5,270,662)	—	—	—
Small Cap Index Fund	—	1,623,227	—	—
Developed International Index Fund	—	3,122,808	—	—
Emerging Markets Equity Fund	(24,997,589)	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2019 (Unaudited)

Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — RECENT ACCOUNTING PRONOUNCEMENTS and REPORTING UPDATES

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2019

Disclosure of Portfolio Holdings

Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2018 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

June 30, 2019

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”) have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which PMAM (i) provides day-to-day investment management services to certain of the Company’s Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for other of the Company’s Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Funds”). The Directly Managed Funds are: the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. The Sub-Advised Funds are: the Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, and Real Estate Securities Funds.

PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into, and the Company’s Board of Directors (the “Board”) has approved, separate sub-advisory agreements (each, a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds subject to the oversight of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which quantitatively and qualitatively evaluates, among other factors, each Sub-Adviser’s (i) investment expertise and resources, (ii) investment results in managing assets for relevant asset classes, investment styles and strategies, and (iii) regulatory compliance infrastructure and culture. PMAM oversees each Sub-Adviser’s activities with respect to the Fund it manages to ensure compliance with the Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style and investment performance.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
AllianceBernstein L.P.	Large Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	SMID Cap Growth Fund
Ivy Investment Management Company	Mid Cap Growth Fund
Janus Capital Management LLC	Small Cap Growth Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Company	Emerging Markets Equity Fund
Morgan Stanley Investment Management Inc.	Large Core Growth Fund
Neuberger Berman Investment Advisers LLC	Mid Cap Value Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
Vontobel Asset Management, Inc.	International Equity Fund

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Fund’s Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and

Penn Series Funds, Inc.

June 30, 2019

PMAM and each Sub-Adviser (collectively, the “Advisers”) are required to furnish, such information as may be reasonably necessary for the Board to evaluate the terms of the Agreements.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements

The Board held a special telephonic meeting on May 9, 2019 and an in-person meeting on May 16, 2019 (together, the “Meeting”) to consider the approval of each Agreement with respect to each Fund. In preparation for the Meeting, the Board provided PMAM with a written request for information relating to both PMAM and each Sub-Adviser and received and reviewed, in advance of the Meeting, extensive written materials in response to that request. Those materials included information pertaining to (i) PMAM’s and each Sub-Adviser’s leadership, organizational structure, corporate changes, and financial condition, (ii) the performance of each Fund versus its benchmark and peer universe, (iii) the level of the investment advisory and sub-advisory fees charged to each Fund, as applicable, as well as comparisons of such fees with the aggregate investment advisory fees incurred by comparable funds, (iv) the costs to each Adviser of providing such services, including a detailed profitability analysis applicable to PMAM and its affiliates and profitability information applicable to each Sub-Adviser, (v) each Adviser’s compliance program, and (vi) various other matters relevant to the operations of and services provided by each Adviser.

Board Considerations. The information provided by each Adviser in connection with the Meeting was in addition to the detailed information about the Funds that the Board receives and reviews during the course of the year, including information about each Fund’s performance and fees and expenses. In connection with the Meeting, the Board also received a memorandum from legal counsel discussing the responsibilities of the Independent Directors in connection with their consideration of the Agreements. In addition, the Independent Directors met in executive session outside the presence of management to discuss the information submitted to the Board in connection with the renewal of the Agreements. The Independent Directors also had an opportunity to speak with senior representatives of PMAM during the special telephonic meeting and after receipt of the information pertaining to the Advisers to discuss the written materials and request additional materials, if desired.

With respect to each Adviser, the Board evaluated and discussed a number of factors, including among others: (a) the nature, extent and quality of each Adviser’s investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) the quantity and quality of each Adviser’s investment management personnel; (c) each Adviser’s operations and financial condition; (d) each Adviser’s brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements, if any, and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Funds’ advisory and sub-advisory fees to the fees charged to comparable funds or accounts, including breakpoints; (f) the level of each Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) other benefits that may accrue to each Adviser and its affiliates as a result of their relationship with the Funds; (h) the extent to which the Funds’ advisory and sub-advisory fees reflect economies of scale and the extent to which any such economies of scale are shared with fund investors; (i) each Adviser’s risk management and compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (j) each Adviser’s investment reputation, expertise and resources; and (k) an independently-prepared report of each Fund’s performance compared with that of similar mutual funds and benchmark indices. In its deliberations, the Directors did not identify any single piece of information that was all-important or controlling, noting that each Director could attribute different weights to the various factors considered.

At the Meeting, representatives from PMAM commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate each Adviser’s fees and other aspects of the services provided, including the services provided by PMAM’s affiliates and the fees related to such services. The Board then deliberated on the renewal of the Agreements in light of all of the information provided.

Based on the Board’s deliberations at the Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of each Agreement are fair and reasonable; (b) concluded that each Adviser’s fees are reasonable in light of the services that it provides to the Funds, as well as the costs incurred and benefits realized by the

Penn Series Funds, Inc.

June 30, 2019

Adviser and its affiliates in providing such services; (c) concluded that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to comparable funds; and (d) agreed to approve each Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by each Adviser to the Funds. In this regard, the Board evaluated, among other things, each Adviser’s business, personnel, experience, investment decision process, past performance, brokerage practices, compliance program, and resources to be dedicated to each Fund, as applicable. The Board reviewed the scope of services to be provided by each Adviser under the Agreements and noted that there would be no significant differences between the scope of services required to be provided by the Advisers for the past year and the scope of services required to be provided during the upcoming year. The Board also considered each Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by each Adviser to the Funds supported renewal of the Agreements.

Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. PMAM engaged an independent third party to prepare a report (the “Comparative Report”) to help the Board evaluate, among other information, the Funds’ performance and the performance of a peer group of comparable funds selected by the independent third party (“peer group”). Specifically, the Board considered each Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Board considered both market risk and shareholder risk expectations for a given Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds (both actual performance and comparable performance) supported renewal of the Agreements.

Costs of Advisory and Sub-Advisory Services. The Board considered the cost of the advisory and sub-advisory services provided to the Funds by each Adviser. The Board considered, in particular, the peer expense information included in the Comparative Report. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to the peer group funds; and (d) the fact that each Sub-Adviser is compensated by PMAM and not directly by the relevant Sub-Advised Fund, and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Board also considered PMAM and its affiliates’ agreement to waive certain of the Funds’ management and other fees to prevent total fund expenses from exceeding a specified cap. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Funds are fair and reasonable and supported renewal of the Agreements.

Profitability and Other Benefits. With regard to profitability, the Board considered all compensation paid, directly or indirectly, to each Adviser and its affiliates, and any benefits derived or to be derived by each Adviser and its affiliates, as well as the cost of Fund services provided by each Adviser. In its consideration of the profitability of PMAM and its affiliates, the Board was provided with information about, and considered the profitability of, the various administrative and servicing arrangements between the Funds and PMAM and its affiliates. The Board also considered the methodology used to determine the profitability of PMAM and its affiliates, and the peer expense information included in the Comparative Report, which included servicing-related expenses. The Board noted that while such information may not constitute a perfect comparison due differences in services provided, the information nonetheless provided a useful data point. When considering the profitability of each Sub-Adviser, the Board took into account the fact that each Sub-Adviser is compensated by PMAM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the Sub-Adviser and PMAM. In evaluating the other or fall-out benefits that may accrue to the Advisers and their affiliates because of their relationship with the Funds, the Board noted that they may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets. In addition, the Board considered that the Sub-Advisers may benefit from the development of additional investment advisory business with PMAM or the Company as a result of their relationships with the Funds. Based on this evaluation, the Board concluded, within the context of its full

Penn Series Funds, Inc.

June 30, 2019

deliberations, that the profitability of and any fall-out benefits realized by the Advisers are reasonable in relation to the quality of their respective services and supported renewal of the Agreements.

Economies of Scale. The Board considered the existence of any economies of scale and whether such economies of scale are shared with a Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates or the Sub-Adviser. The Board, in particular, considered instances in which PMAM’s and a Sub-Adviser’s breakpoints were not the same. The Board closely considered new breakpoints, noting that it was too early to determine whether benefits would be realized but that any such economies would be considered in the future as assets grew. The Board also considered the recent instances in which PMAM had successfully negotiated reductions in the sub-advisory fees charged to certain of the Funds and its decision to lower its advisory fee by at least the same amount for those Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds and their shareholders obtain a reasonable benefit from the realization of any economies of scale by the Advisers.

*    *     *

On the basis of the information provided to it in advance of the Meeting and its evaluation of that information, as well as additional information provided by PMAM in response to the Board’s questions during the Meeting, the Board, including the Independent Directors, concluded that the terms of each Agreement were fair and reasonable, and that approval of each Agreement was in the best interests of each Fund and its shareholders.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2019 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM8603 06/19

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date    9/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date    9/4/2019

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date    9/4/2019

* Print the name and title of each signing officer under his or her signature.